UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2009

Item 1. Reports to Stockholders

Fidelity®
Equity-Income
Fund

Annual Report

January 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q listing may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009	Past 1 year	Past 5 years	Past 10 years
Equity-Income	-45.16%	-5.97%	-1.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Equity-Income, a class of the fund, on January 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund

The U.S. equity markets stumbled badly during the 12 months ending January 31, 2009, as slumping home values and severely limited credit availability slowed global economic activity substantially. Even as energy prices slid from their mid-year highs, consumers braced for a recession and tightened their purse strings. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, including a $700 billion rescue package for the financial industry, the stock market continued to perform erratically. Amid this backdrop, the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly drop since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index slid 38.63%, with all 10 sectors in the S&P 500® turning in negative performance. The Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-heavy NASDAQ Composite® Index fell 37.68%. By comparison, the global equity markets fared even worse with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbling 43.64%.

For the 12 months ending January 31, 2009, the fund's Retail Class shares declined 45.16%, significantly trailing the Russell 3000® Value Index, which fell 41.37%. The fund's value focus, which emphasizes large-cap cyclical stocks, made it more susceptible to the economic downturn and negatively affected relative performance. Although the fund had an average underweighting in financials - the worst-performing group for both the fund and the benchmark during the period - poor stock picking there was the biggest drag. On the positive side, the fund's stock selection in information technology and industrials helped results, as did its slight overweighting in energy and an underweighting in consumer staples. The biggest individual detractor was insurance giant American International Group (AIG), which suffered from the unraveling of its portfolio of structured investment products. Investor concerns about Bank of America's capital reserves following its acquisition of broker/dealer Merrill Lynch put downward pressure on its stock price, and the fund's overweighting in this stock amplified its negative impact on the portfolio. Conversely, underweighting General Electric made the biggest contribution to relative performance. The multi-industry conglomerate disappointed investors with lower-than-expected earnings stemming largely from troubles at its financial services unit. Avoiding the common stock of copper mining company Freeport-McMoRan Copper & Gold, which was hit by plummeting commodity prices, also helped results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 to January 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Equity-Income	.74%
Actual		$ 1,000.00	$ 617.00	$ 3.01
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.76
Class K	.53%
Actual		$ 1,000.00	$ 617.80	$ 2.16
Hypothetical A		$ 1,000.00	$ 1,022.47	$ 2.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.9	5.3
AT&T, Inc.	4.1	3.2
Chevron Corp.	3.8	1.9
JPMorgan Chase & Co.	3.2	2.4
Wells Fargo & Co.	2.6	1.5
ConocoPhillips	2.2	1.8
Verizon Communications, Inc.	2.1	1.4
Pfizer, Inc.	1.9	1.5
Johnson & Johnson	1.8	1.2
Wyeth	1.6	0.9
	28.2
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	24.6
Energy	19.3	18.3
Consumer Discretionary	12.3	11.8
Health Care	9.7	6.9
Industrials	9.5	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2009 *		As of July 31, 2008 **
	Stocks and Investment Companies 96.3%		Stocks and Investment Companies 94.7%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 2.4%		Convertible Securities 3.1%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	10.7%	** Foreign investments	10.7%

Annual Report

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 1.0%
Gentex Corp.	1,938,064	$ 16,260
Johnson Controls, Inc.	5,270,090	65,929
Magna International, Inc. Class A	766,000	21,452
The Goodyear Tire & Rubber Co. (a)	7,809,000	48,182
		151,823
Automobiles - 0.4%
Fiat SpA	2,584,600	12,690
Harley-Davidson, Inc. (d)	2,829,950	34,469
Renault SA	663,421	12,877
Winnebago Industries, Inc.	487,426	2,695
		62,731
Diversified Consumer Services - 0.8%
H&R Block, Inc.	5,978,534	123,935
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp. unit (a)	388,000	33,174
Starbucks Corp. (a)	4,724,100	44,596
Starwood Hotels & Resorts Worldwide, Inc.	387,500	5,859
		83,629
Household Durables - 1.4%
Beazer Homes USA, Inc. (a)(d)	889,404	916
Black & Decker Corp.	935,400	27,042
Centex Corp.	3,164,600	26,931
KB Home	566,900	6,049
Lennar Corp. Class A	1,173,500	9,024
Newell Rubbermaid, Inc.	3,721,180	30,067
Pulte Homes, Inc.	2,569,449	26,080
The Stanley Works	958,435	29,961
Whirlpool Corp. (d)	1,744,248	58,310
		214,380
Internet & Catalog Retail - 0.0%
Liberty Media Corp. - Interactive Series A (a)	2,934,464	9,214
Leisure Equipment & Products - 0.1%
Brunswick Corp.	3,531,000	9,816
Media - 3.2%
Ascent Media Corp. (a)	232,886	6,074
Belo Corp. Series A	2,841,027	4,063
CC Media Holdings, Inc. Class A (a)	2,159,142	3,886
Comcast Corp. Class A	8,147,455	119,360
Informa PLC	4,412,400	15,335
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Interpublic Group of Companies, Inc. (a)	3,087,600	$ 10,282
Liberty Global, Inc. Class A (a)	388,220	5,656
McGraw-Hill Companies, Inc.	678,500	14,920
Scripps Networks Interactive, Inc. Class A	2,633,286	56,537
The Walt Disney Co.	2,974,410	61,511
Time Warner Cable, Inc. (a)	1,817,495	33,860
Time Warner, Inc.	17,163,690	160,137
Virgin Media, Inc.	3,126,863	14,196
		505,817
Multiline Retail - 1.8%
Kohl's Corp. (a)	4,094,347	150,303
Macy's, Inc.	4,271,600	38,231
Target Corp.	3,186,700	99,425
Tuesday Morning Corp. (a)	1,513,113	1,785
		289,744
Specialty Retail - 2.5%
Home Depot, Inc.	8,707,300	187,468
Lowe's Companies, Inc.	2,094,022	38,258
OfficeMax, Inc.	1,415,127	7,797
PetSmart, Inc.	1,555,432	29,195
RadioShack Corp.	1,246,800	14,288
Staples, Inc.	5,294,055	84,387
Tiffany & Co., Inc.	775,455	16,091
Williams-Sonoma, Inc.	2,212,200	17,521
		395,005
Textiles, Apparel & Luxury Goods - 0.0%
Liz Claiborne, Inc.	2,337,100	5,142
TOTAL CONSUMER DISCRETIONARY		1,851,236
CONSUMER STAPLES - 5.6%
Beverages - 0.9%
Carlsberg AS Series B	1,116,900	37,203
Heineken NV (Bearer)	872,630	25,752
The Coca-Cola Co.	1,783,035	76,171
		139,126
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	1,861,295	50,032
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	2,301,537	$ 108,448
Winn-Dixie Stores, Inc. (a)	1,485,086	20,405
		178,885
Food Products - 1.5%
Hershey Co.	1,336,400	49,821
Kraft Foods, Inc. Class A	1,774,840	49,784
Marine Harvest ASA (a)(d)	53,809,600	11,650
Nestle SA (Reg.)	2,282,126	79,055
Tyson Foods, Inc. Class A	5,132,873	45,426
		235,736
Household Products - 1.1%
Kimberly-Clark Corp.	1,439,700	74,101
Procter & Gamble Co.	1,808,017	98,537
		172,638
Personal Products - 0.1%
Avon Products, Inc.	1,275,500	26,084
Tobacco - 0.9%
Philip Morris International, Inc.	3,711,295	137,875
TOTAL CONSUMER STAPLES		890,344
ENERGY - 19.3%
Energy Equipment & Services - 2.5%
BJ Services Co.	1,329,376	14,623
Halliburton Co.	2,817,600	48,604
Nabors Industries Ltd. (a)	3,229,551	35,364
Noble Corp.	4,714,844	128,008
Pride International, Inc. (a)	1,100,800	17,745
Schlumberger Ltd. (NY Shares)	3,766,863	153,726
		398,070
Oil, Gas & Consumable Fuels - 16.8%
Anadarko Petroleum Corp.	616,500	22,650
Apache Corp.	1,356,410	101,731
Boardwalk Pipeline Partners, LP	1,159,770	24,703
Chesapeake Energy Corp.	1,473,400	23,294
Chevron Corp.	8,383,495	591,204
ConocoPhillips	7,318,290	347,838
CONSOL Energy, Inc.	762,010	20,772
Devon Energy Corp.	386,000	23,778
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EOG Resources, Inc.	1,690,900	$ 114,592
Exxon Mobil Corp.	10,193,480	779,601
Hess Corp.	1,735,000	96,483
Occidental Petroleum Corp.	2,699,300	147,247
Peabody Energy Corp.	730,639	18,266
Royal Dutch Shell PLC:
Class A sponsored ADR (d)	3,216,500	158,348
Class B ADR	805,400	38,522
Total SA sponsored ADR	1,437,802	71,574
Valero Energy Corp.	1,345,640	32,457
Williams Companies, Inc.	2,698,800	38,188
		2,651,248
TOTAL ENERGY		3,049,318
FINANCIALS - 18.7%
Capital Markets - 4.0%
Bank of New York Mellon Corp.	8,962,149	230,686
Credit Suisse Group sponsored ADR	1,860,900	47,434
Goldman Sachs Group, Inc.	1,481,521	119,603
KKR Private Equity Investors, LP Restricted Depositary Units (a)(f)	1,714,600	4,012
Morgan Stanley	6,437,483	130,230
State Street Corp.	1,254,320	29,188
T. Rowe Price Group, Inc.	852,800	23,520
UBS AG (NY Shares)	3,571,900	44,470
		629,143
Commercial Banks - 5.0%
Associated Banc-Corp.	3,960,222	61,977
Fifth Third Bancorp	3,845,170	9,190
Huntington Bancshares, Inc.	1,321,810	3,807
KeyCorp	4,384,700	31,921
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	12,303,275	67,668
PNC Financial Services Group, Inc.	4,914,309	159,813
Sterling Financial Corp., Washington	2,430,424	4,496
U.S. Bancorp, Delaware	3,412,902	50,647
Wells Fargo & Co.	21,299,685	402,564
		792,083
Consumer Finance - 0.8%
Capital One Financial Corp.	949,200	15,035
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	8,563,961	$ 61,232
Promise Co. Ltd.	1,134,050	20,815
SLM Corp. (a)	3,039,268	34,800
		131,882
Diversified Financial Services - 4.9%
Bank of America Corp.	31,508,386	207,325
CIT Group, Inc.	4,661,915	13,007
Citigroup, Inc.	13,592,001	48,252
JPMorgan Chase & Co.	19,498,149	497,398
		765,982
Insurance - 2.9%
ACE Ltd.	2,405,001	105,002
Allianz AG sponsored ADR	2,016,000	16,793
American International Group, Inc.	5,927,897	7,588
Hartford Financial Services Group, Inc.	2,057,600	27,078
MBIA, Inc. (d)	2,018,700	7,792
MetLife, Inc.	1,117,312	32,100
MetLife, Inc. unit	2,020,300	16,708
Montpelier Re Holdings Ltd.	3,835,478	54,234
PartnerRe Ltd.	1,199,126	78,579
Reinsurance Group of America, Inc.	55,908	1,992
The Travelers Companies, Inc.	2,639,140	101,976
XL Capital Ltd. Class A	4,222,600	12,246
		462,088
Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc.	2,103,000	31,839
Developers Diversified Realty Corp.	1,448,306	6,952
HCP, Inc. (d)	1,961,300	45,777
LaSalle Hotel Properties (SBI)	19,195	160
Senior Housing Properties Trust (SBI)	1,657,268	26,815
		111,543
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	7,334,751	26,405
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	2,730,782	36,183
Washington Mutual, Inc.	7,134,514	285
		36,468
TOTAL FINANCIALS		2,955,594
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 9.4%
Biotechnology - 0.7%
Amgen, Inc. (a)	2,078,778	$ 114,021
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	7,193,138	63,803
Covidien Ltd.	1,863,290	71,439
		135,242
Health Care Providers & Services - 0.3%
Brookdale Senior Living, Inc.	2,284,099	15,532
UnitedHealth Group, Inc.	1,087,100	30,798
		46,330
Health Care Technology - 0.0%
IMS Health, Inc.	155,000	2,251
Pharmaceuticals - 7.5%
Bristol-Myers Squibb Co.	3,665,700	78,483
Johnson & Johnson	5,053,000	291,508
Merck & Co., Inc.	5,297,700	151,249
Pfizer, Inc.	20,390,900	297,299
Schering-Plough Corp.	6,197,640	108,831
Wyeth	5,923,600	254,537
		1,181,907
TOTAL HEALTH CARE		1,479,751
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.1%
General Dynamics Corp.	756,000	42,888
Honeywell International, Inc.	5,696,150	186,891
Spirit AeroSystems Holdings, Inc. Class A (a)	2,637,318	35,868
The Boeing Co.	1,803,716	76,315
United Technologies Corp.	2,945,060	141,333
		483,295
Building Products - 0.2%
Masco Corp.	4,232,847	33,101
Commercial Services & Supplies - 0.2%
Avery Dennison Corp.	1,399,885	33,919
Industrial Conglomerates - 3.3%
3M Co.	1,744,467	93,835
General Electric Co.	16,140,063	195,779
Rheinmetall AG	1,007,867	32,104
Siemens AG sponsored ADR (d)	2,453,400	137,538
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	1,475,400	$ 13,323
Tyco International Ltd.	2,128,290	44,737
		517,316
Machinery - 1.9%
Briggs & Stratton Corp. (d)(e)	3,687,785	54,542
Caterpillar, Inc.	117,600	3,628
Cummins, Inc.	698,800	16,757
Danaher Corp.	736,500	41,192
Eaton Corp.	1,339,100	58,947
Illinois Tool Works, Inc.	1,012,100	33,055
Ingersoll-Rand Co. Ltd. Class A	2,051,792	33,260
Kennametal, Inc.	1,527,109	24,495
SPX Corp.	943,685	39,739
		305,615
Professional Services - 0.2%
Equifax, Inc.	1,081,119	26,725
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	588,200	38,968
Union Pacific Corp.	908,400	39,779
		78,747
TOTAL INDUSTRIALS		1,478,718
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	7,719,820	115,566
Motorola, Inc.	7,292,070	32,304
		147,870
Computers & Peripherals - 1.9%
EMC Corp. (a)	1,925,700	21,260
Hewlett-Packard Co.	3,970,007	137,958
International Business Machines Corp.	1,527,500	139,995
		299,213
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	2,894,200	55,192
Avnet, Inc. (a)	3,633,591	72,018
Tyco Electronics Ltd.	2,929,590	41,483
		168,693
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	1,395,842	$ 26,954
IT Services - 0.7%
MoneyGram International, Inc.	2,437,904	3,779
The Western Union Co.	3,951,883	53,983
Visa, Inc.	1,163,000	57,394
		115,156
Office Electronics - 0.1%
Xerox Corp.	3,524,498	23,403
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	3,045,200	60,843
Applied Materials, Inc.	7,126,200	66,772
Atmel Corp. (a)	2,613,756	8,730
Intel Corp.	12,248,560	158,006
Micron Technology, Inc. (a)	2,748,200	10,223
National Semiconductor Corp.	5,507,364	55,845
Novellus Systems, Inc. (a)	2,451,327	33,804
Teradyne, Inc. (a)	5,682,400	27,332
Varian Semiconductor Equipment Associates, Inc. (a)	1,013,700	19,301
		440,856
Software - 1.5%
CA, Inc.	1,936,100	34,830
Microsoft Corp.	5,236,327	89,541
Oracle Corp. (a)	2,981,892	50,185
Symantec Corp. (a)	3,608,900	55,324
		229,880
TOTAL INFORMATION TECHNOLOGY		1,452,025
MATERIALS - 1.5%
Chemicals - 0.9%
Celanese Corp. Class A	1,413,700	15,056
Chemtura Corp.	7,174,364	5,381
Dow Chemical Co.	1,600,500	18,550
E.I. du Pont de Nemours & Co.	2,740,400	62,920
H.B. Fuller Co.	1,077,060	15,047
Linde AG	425,979	28,496
		145,450
Metals & Mining - 0.6%
Alcoa, Inc.	4,230,421	32,955
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Commercial Metals Co.	1,551,045	$ 17,837
Nucor Corp.	854,900	34,871
		85,663
TOTAL MATERIALS		231,113
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
AT&T, Inc.	26,272,950	646,840
Qwest Communications International, Inc.	28,602,400	92,100
Verizon Communications, Inc.	10,956,749	327,278
		1,066,218
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp. (a)	9,275,300	22,539
Vodafone Group PLC sponsored ADR	3,098,925	57,609
		80,148
TOTAL TELECOMMUNICATION SERVICES		1,146,366
UTILITIES - 4.2%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	3,544,303	117,813
Entergy Corp.	1,526,800	116,586
Exelon Corp.	2,162,000	117,224
		351,623
Independent Power Producers & Energy Traders - 0.4%
AES Corp. (a)	7,504,221	59,358
Multi-Utilities - 1.6%
Public Service Enterprise Group, Inc.	4,620,400	145,866
Wisconsin Energy Corp.	2,323,900	103,599
		249,465
TOTAL UTILITIES		660,446
TOTAL COMMON STOCKS (Cost $20,493,559)		15,194,911
Convertible Preferred Stocks - 1.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
General Motors Corp. Series C, 6.25%	2,341,800	$ 7,611
FINANCIALS - 0.8%
Capital Markets - 0.2%
Legg Mason, Inc. 7.00%	1,846,900	34,000
Commercial Banks - 0.2%
Fifth Third Bancorp 8.50%	125,600	4,397
Huntington Bancshares, Inc. 8.50%	26,000	11,399
Wells Fargo & Co. 7.50%	9,600	6,115
		21,911
Diversified Financial Services - 0.3%
Bank of America Corp. Series L, 7.25%	48,800	25,376
CIT Group, Inc. Series C, 8.75%	238,000	4,546
Citigroup, Inc. Series T, 6.50%	1,181,898	17,728
		47,650
Insurance - 0.1%
American International Group, Inc. Series A, 8.50%	1,489,600	13,198
Thrifts & Mortgage Finance - 0.0%
Fannie Mae 8.75%	1,576,700	1,451
TOTAL FINANCIALS		118,210
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Schering-Plough Corp. 6.00%	260,400	45,174
MATERIALS - 0.2%
Chemicals - 0.0%
Celanese Corp. 4.25%	384,300	5,691
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	651,000	30,467
TOTAL MATERIALS		36,158
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $604,452)		207,153
Investment Companies - 0.0%

Ares Capital Corp. (Cost $30,118)	1,721,886	8,110
Corporate Bonds - 1.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.1%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 28,010	$ 6,585
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	9,950	1,592
Media - 0.5%
Liberty Media Corp.:
3.5% 1/15/31	7,121	3,293
4% 11/15/29 (f)	13,232	3,837
3.5% 1/15/31 (f)	20,197	9,339
News America, Inc. liquid yield option note:
0% 2/28/21 (f)	57,550	33,632
0% 2/28/21	16,370	9,567
Virgin Media, Inc. 6.5% 11/15/16 (f)	49,396	20,914
		80,582
TOTAL CONSUMER DISCRETIONARY		88,759
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp. 8.5% 5/15/15	18,640	5,519
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (f)	36,072	12,002
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp.:
4.5% 6/30/21 (f)	20,550	10,694
4.5% 6/30/21	3,320	1,728
		12,422
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc.:
6% 5/1/15 (f)	39,060	12,312
6% 5/1/15	13,020	4,104
Micron Technology, Inc. 1.875% 6/1/14	7,430	2,810
		19,226
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc.:
3.5% 6/15/12	$ 17,200	$ 6,848
5.25% 12/15/11 (f)	28,080	13,329
5.25% 12/15/11	15,880	7,538
		27,715
TOTAL CONVERTIBLE BONDS		165,643
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	19,351
TOTAL CORPORATE BONDS (Cost $375,347)		184,994
Money Market Funds - 2.5%
	Shares
Fidelity Cash Central Fund, 0.78% (b)	124,890,380	124,890
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	263,976,000	263,976
TOTAL MONEY MARKET FUNDS (Cost $388,866)		388,866
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $21,892,342)		15,984,034
NET OTHER ASSETS - (1.3)%		(202,400)
NET ASSETS - 100%		$ 15,781,634
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $120,071,000 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,727
Fidelity Securities Lending Cash Central Fund	7,472
Total	$ 17,199
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 61,413	$ 11,701	$ -	$ 2,933	$ 54,542
Georgia Gulf Corp.	16,763	-	5,688	318	-
Total	$ 78,176	$ 11,701	$ 5,688	$ 3,251	$ 54,542
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 15,984,034	$ 15,555,412	$ 395,448	$ 33,174
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(5,626)
Cost of Purchases	38,800
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 33,174

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.3%
Bermuda	2.1%
Switzerland	1.8%
United Kingdom	1.7%
Germany	1.4%
Netherlands Antilles	1.0%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $1,570,568,000 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $736,770,000 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2009
Assets
Investment in securities, at value (including securities loaned of $248,627) - See accompanying schedule: Unaffiliated issuers (cost $21,396,699)	$ 15,540,626
Fidelity Central Funds (cost $388,866)	388,866
Other affiliated issuers (cost $106,777)	54,542
Total Investments (cost $21,892,342)		$ 15,984,034
Receivable for investments sold		93,881
Receivable for fund shares sold		15,474
Dividends receivable		44,308
Interest receivable		3,884
Distributions receivable from Fidelity Central Funds		458
Prepaid expenses		213
Other receivables		428
Total assets		16,142,680

Liabilities
Payable for investments purchased	$ 52,666
Payable for fund shares redeemed	32,883
Accrued management fee	6,546
Other affiliated payables	4,378
Other payables and accrued expenses	597
Collateral on securities loaned, at value	263,976
Total liabilities		361,046

Net Assets		$ 15,781,634
Net Assets consist of:
Paid in capital		$ 24,144,880
Undistributed net investment income		55,576
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,510,499)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,908,323)
Net Assets		$ 15,781,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2009
Equity-Income: Net Asset Value, offering price and redemption price per share ($15,070,488 ÷ 548,392 shares)	$ 27.48

Class K: Net Asset Value, offering price and redemption price per share ($711,146 ÷ 25,881 shares)	$ 27.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2009
Investment Income
Dividends (including $3,251 earned from other affiliated issuers)		$ 698,750
Interest		19,378
Income from Fidelity Central Funds		17,199
Total income		735,327

Expenses
Management fee	$ 109,605
Transfer agent fees	55,210
Accounting and security lending fees	1,863
Custodian fees and expenses	357
Independent trustees' compensation	121
Depreciation in deferred trustee compensation account	(13)
Registration fees	228
Audit	230
Legal	152
Miscellaneous	1,250
Total expenses before reductions	169,003
Expense reductions	(891)	168,112
Net investment income (loss)		567,215
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,423,211)
Other affiliated issuers	(58,618)
Investment not meeting investment restrictions	91
Foreign currency transactions	25
Total net realized gain (loss)		(2,481,713)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,224,876)
Assets and liabilities in foreign currencies	(32)
Total change in net unrealized appreciation (depreciation)		(11,224,908)
Net gain (loss)		(13,706,621)
Net increase (decrease) in net assets resulting from operations		$ (13,139,406)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 567,215	$ 532,659
Net realized gain (loss)	(2,481,713)	1,809,432
Change in net unrealized appreciation (depreciation)	(11,224,908)	(3,847,036)
Net increase (decrease) in net assets resulting from operations	(13,139,406)	(1,504,945)
Distributions to shareholders from net investment income	(545,679)	(540,755)
Distributions to shareholders from net realized gain	(459,101)	(1,682,275)
Total distributions	(1,004,780)	(2,223,030)
Share transactions - net increase (decrease)	1,811,033	620,243
Total increase (decrease) in net assets	(12,333,153)	(3,107,732)

Net Assets
Beginning of period	28,114,787	31,222,519
End of period (including undistributed net investment income of $55,576 and undistributed net investment income of $31,169, respectively)	$ 15,781,634	$ 28,114,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 52.25	$ 59.33	$ 54.51	$ 51.52	$ 50.27
Income from Investment Operations
Net investment income (loss) B	1.00	1.00	.96	.82	.79
Net realized and unrealized gain (loss)	(23.96)	(3.86)	8.30	5.14	2.93
Total from investment operations	(22.96)	(2.86)	9.26	5.96	3.72
Distributions from net investment income	(.96)	(1.02)	(.94)	(.84)	(.81)
Distributions from net realized gain	(.85)	(3.20)	(3.50)	(2.13)	(1.66)
Total distributions	(1.81)	(4.22)	(4.44)	(2.97)	(2.47)
Net asset value, end of period	$ 27.48	$ 52.25	$ 59.33	$ 54.51	$ 51.52
Total Return A	(45.16)%	(5.21)%	17.55%	11.87%	7.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.66%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.71%	.66%	.68%	.69%	.70%
Expenses net of all reductions	.71%	.66%	.67%	.67%	.69%
Net investment income (loss)	2.38%	1.68%	1.71%	1.57%	1.56%
Supplemental Data
Net assets, end of period (in millions)	$ 15,070	$ 28,115	$ 31,223	$ 26,042	$ 25,730
Portfolio turnover rate D	33%	23%	24%	19%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended January 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.61
Net realized and unrealized gain (loss)	(23.80)
Total from investment operations	(23.19)
Distributions from net investment income	(.80)
Net asset value, end of period	$ 27.48
Total Return B, C	(45.45)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53% A
Expenses net of fee waivers, if any	.53% A
Expenses net of all reductions	.53% A
Net investment income (loss)	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 711
Portfolio turnover rate F	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Equity-Income on May 9, 2008. After the commencement of Class K, the Fund began offering conversion privileges between Equity-Income and Class K to eligible shareholders of Equity-Income. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of January 31, 2009, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carry forwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,290,202
Unrealized depreciation	(8,399,295)
Net unrealized appreciation (depreciation)	$ (6,109,093)
Undistributed ordinary income	53,581
Capital loss carryforward	(1,570,568)

Cost for federal income tax purposes	$ 22,093,127

The tax character of distributions paid was as follows:

	January 31, 2009	January 31, 2008
Ordinary Income	$ 545,679	$ 546,038
Long-term Capital Gains	459,101	1,676,992
Total	$ 1,004,780	$ 2,223,030

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,074,344 and $7,722,320, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of .05% of Class K's average net assets. FIIOC

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Amount
Equity-Income	$ 55,139
Class K	71
$ 55,210

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $127 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $54 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,472.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Equity-Income's operating expenses. During the period, the reimbursement reduced the class' expense by $15.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $173 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Equity-Income	$ 691

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 35% of the total outstanding shares of Equity-Income.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees

Annual Report

10. Other - continued

and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $935, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2009A	2008
From net investment income
Equity-Income	$ 542,274	$ 540,755
Class K	3,405	-
Total	$ 545,679	$ 540,755
From net realized gain
Equity-Income	$ 459,101	$ 1,682,275
Class K	-	-
Total	$ 459,101	$ 1,682,275

A Distributions for Class K are for the period May 9,2008 (commencement of sale of shares) to January 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2009A	2008	2009A	2008
Equity-Income
Shares sold	127,430	115,779	$ 5,446,123	$ 6,781,847
Conversion to Class K	(25,772)	-	(795,247)	-
Reinvestment of distributions	22,878	38,488	980,569	2,173,858
Shares redeemed	(114,182)	(142,454)	(4,618,938)	(8,335,462)
Net increase (decrease)	10,354	11,813	$ 1,012,507	$ 620,243
Class K
Shares sold	970	-	$ 29,347	$ -
Conversion from Equity-Income	25,776	-	795,247	-
Reinvestment of distributions	110	-	3,405	-
Shares redeemed	(975)	-	(29,473)	-
Net increase (decrease)	25,881	-	$ 798,526	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 16, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	19,168,714,035.81	95.156
Withheld	975,735,597.80	4.844
TOTAL	20,144,449,633.61	100.000
Dennis J. Dirks
Affirmative	19,240,086,030.73	95.511
Withheld	904,363,602.88	4.489
TOTAL	20,144,449,633.61	100.000
Edward C. Johnson 3d
Affirmative	19,112,872,629.50	94.879
Withheld	1,031,577,004.11	5.121
TOTAL	20,144,449,633.61	100.000
Alan J. Lacy
Affirmative	19,235,726,089.08	95.489
Withheld	908,723,544.53	4.511
TOTAL	20,144,449,633.61	100.000
Ned C. Lautenbach
Affirmative	19,222,897,529.62	95.425
Withheld	921,552,103.99	4.575
TOTAL	20,144,449,633.61	100.000
Joseph Mauriello
Affirmative	19,230,998,021.17	95.465
Withheld	913,451,612.44	4.535
TOTAL	20,144,449,633.61	100.000
Cornelia M. Small
Affirmative	19,230,719,307.28	95.464
Withheld	913,730,326.33	4.536
TOTAL	20,144,449,633.61	100.000
William S. Stavropoulos
Affirmative	19,176,025,996.91	95.193
Withheld	968,423,636.70	4.807
TOTAL	20,144,449,633.61	100.000
David M. Thomas
Affirmative	19,235,961,520.61	95.490
Withheld	908,488,113.00	4.510
TOTAL	20,144,449,633.61	100.000
Michael E. Wiley
Affirmative	19,227,633,661.54	95.449
Withheld	916,815,972.07	4.551
TOTAL	20,144,449,633.61	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	14,638,958,851.46	72.670
Against	4,052,976,662.82	20.120
Abstain	994,605,492.84	4.937
Broker Non-Votes	457,908,626.49	2.273
TOTAL	20,144,449,633.61	100.000
PROPOSAL 3

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substanially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

Affirmative	2,876,186,640.12	19.502
Against	6,753,014,242.95	45.789
Abstain	561,794,942.46	3.809
Broker Non-Votes	4,557,025,843.91	30.900
TOTAL	14,748,021,669.44	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

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Annual Report

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Automated line for quickest service

EQU-UANN-0309
1.789253.107

Fidelity®
Equity-Income
Fund -
Class K

Annual Report

January 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class KA	-45.07%	-5.94%	-1.20%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Equity-Income, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund

The U.S. equity markets stumbled badly during the 12 months ending January 31, 2009, as slumping home values and severely limited credit availability slowed global economic activity substantially. Even as energy prices slid from their mid-year highs, consumers braced for a recession and tightened their purse strings. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, including a $700 billion rescue package for the financial industry, the stock market continued to perform erratically. Amid this backdrop, the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly drop since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index slid 38.63%, with all 10 sectors in the S&P 500® turning in negative performance. The Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-heavy NASDAQ Composite® Index fell 37.68%. By comparison, the global equity markets fared even worse with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbling 43.64%.

For the 12 months ending January 31, 2009, the fund's Class K shares significantly trailed the Russell 3000® Value Index, which fell 41.37%. (For specific results for the fund's Class K shares, please see the performance section of this report.) The fund's value focus, which emphasizes large-cap cyclical stocks, made it more susceptible to the economic downturn and negatively affected relative performance. Although the fund had an average underweighting in financials - the worst-performing group for both the fund and the benchmark during the period - poor stock picking there was the biggest drag. On the positive side, the fund's stock selection in information technology and industrials helped results, as did its slight overweighting in energy and an underweighting in consumer staples. The biggest individual detractor was insurance giant American International Group (AIG), which suffered from the unraveling of its portfolio of structured investment products. Investor concerns about Bank of America's capital reserves following its acquisition of broker/dealer Merrill Lynch put downward pressure on its stock price, and the fund's overweighting in this stock amplified its negative impact on the portfolio. Conversely, underweighting General Electric made the biggest contribution to relative performance. The multi-industry conglomerate disappointed investors with lower-than-expected earnings stemming largely from troubles at its financial services unit. Avoiding the common stock of copper mining company Freeport-McMoRan Copper & Gold, which was hit by plummeting commodity prices, also helped results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 to January 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Equity-Income	.74%
Actual		$ 1,000.00	$ 617.00	$ 3.01
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.76
Class K	.53%
Actual		$ 1,000.00	$ 617.80	$ 2.16
Hypothetical A		$ 1,000.00	$ 1,022.47	$ 2.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.9	5.3
AT&T, Inc.	4.1	3.2
Chevron Corp.	3.8	1.9
JPMorgan Chase & Co.	3.2	2.4
Wells Fargo & Co.	2.6	1.5
ConocoPhillips	2.2	1.8
Verizon Communications, Inc.	2.1	1.4
Pfizer, Inc.	1.9	1.5
Johnson & Johnson	1.8	1.2
Wyeth	1.6	0.9
	28.2
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	24.6
Energy	19.3	18.3
Consumer Discretionary	12.3	11.8
Health Care	9.7	6.9
Industrials	9.5	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2009 *		As of July 31, 2008 **
	Stocks and Investment Companies 96.3%		Stocks and Investment Companies 94.7%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 2.4%		Convertible Securities 3.1%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	10.7%	** Foreign investments	10.7%

Annual Report

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 1.0%
Gentex Corp.	1,938,064	$ 16,260
Johnson Controls, Inc.	5,270,090	65,929
Magna International, Inc. Class A	766,000	21,452
The Goodyear Tire & Rubber Co. (a)	7,809,000	48,182
		151,823
Automobiles - 0.4%
Fiat SpA	2,584,600	12,690
Harley-Davidson, Inc. (d)	2,829,950	34,469
Renault SA	663,421	12,877
Winnebago Industries, Inc.	487,426	2,695
		62,731
Diversified Consumer Services - 0.8%
H&R Block, Inc.	5,978,534	123,935
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp. unit (a)	388,000	33,174
Starbucks Corp. (a)	4,724,100	44,596
Starwood Hotels & Resorts Worldwide, Inc.	387,500	5,859
		83,629
Household Durables - 1.4%
Beazer Homes USA, Inc. (a)(d)	889,404	916
Black & Decker Corp.	935,400	27,042
Centex Corp.	3,164,600	26,931
KB Home	566,900	6,049
Lennar Corp. Class A	1,173,500	9,024
Newell Rubbermaid, Inc.	3,721,180	30,067
Pulte Homes, Inc.	2,569,449	26,080
The Stanley Works	958,435	29,961
Whirlpool Corp. (d)	1,744,248	58,310
		214,380
Internet & Catalog Retail - 0.0%
Liberty Media Corp. - Interactive Series A (a)	2,934,464	9,214
Leisure Equipment & Products - 0.1%
Brunswick Corp.	3,531,000	9,816
Media - 3.2%
Ascent Media Corp. (a)	232,886	6,074
Belo Corp. Series A	2,841,027	4,063
CC Media Holdings, Inc. Class A (a)	2,159,142	3,886
Comcast Corp. Class A	8,147,455	119,360
Informa PLC	4,412,400	15,335
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Interpublic Group of Companies, Inc. (a)	3,087,600	$ 10,282
Liberty Global, Inc. Class A (a)	388,220	5,656
McGraw-Hill Companies, Inc.	678,500	14,920
Scripps Networks Interactive, Inc. Class A	2,633,286	56,537
The Walt Disney Co.	2,974,410	61,511
Time Warner Cable, Inc. (a)	1,817,495	33,860
Time Warner, Inc.	17,163,690	160,137
Virgin Media, Inc.	3,126,863	14,196
		505,817
Multiline Retail - 1.8%
Kohl's Corp. (a)	4,094,347	150,303
Macy's, Inc.	4,271,600	38,231
Target Corp.	3,186,700	99,425
Tuesday Morning Corp. (a)	1,513,113	1,785
		289,744
Specialty Retail - 2.5%
Home Depot, Inc.	8,707,300	187,468
Lowe's Companies, Inc.	2,094,022	38,258
OfficeMax, Inc.	1,415,127	7,797
PetSmart, Inc.	1,555,432	29,195
RadioShack Corp.	1,246,800	14,288
Staples, Inc.	5,294,055	84,387
Tiffany & Co., Inc.	775,455	16,091
Williams-Sonoma, Inc.	2,212,200	17,521
		395,005
Textiles, Apparel & Luxury Goods - 0.0%
Liz Claiborne, Inc.	2,337,100	5,142
TOTAL CONSUMER DISCRETIONARY		1,851,236
CONSUMER STAPLES - 5.6%
Beverages - 0.9%
Carlsberg AS Series B	1,116,900	37,203
Heineken NV (Bearer)	872,630	25,752
The Coca-Cola Co.	1,783,035	76,171
		139,126
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	1,861,295	50,032
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	2,301,537	$ 108,448
Winn-Dixie Stores, Inc. (a)	1,485,086	20,405
		178,885
Food Products - 1.5%
Hershey Co.	1,336,400	49,821
Kraft Foods, Inc. Class A	1,774,840	49,784
Marine Harvest ASA (a)(d)	53,809,600	11,650
Nestle SA (Reg.)	2,282,126	79,055
Tyson Foods, Inc. Class A	5,132,873	45,426
		235,736
Household Products - 1.1%
Kimberly-Clark Corp.	1,439,700	74,101
Procter & Gamble Co.	1,808,017	98,537
		172,638
Personal Products - 0.1%
Avon Products, Inc.	1,275,500	26,084
Tobacco - 0.9%
Philip Morris International, Inc.	3,711,295	137,875
TOTAL CONSUMER STAPLES		890,344
ENERGY - 19.3%
Energy Equipment & Services - 2.5%
BJ Services Co.	1,329,376	14,623
Halliburton Co.	2,817,600	48,604
Nabors Industries Ltd. (a)	3,229,551	35,364
Noble Corp.	4,714,844	128,008
Pride International, Inc. (a)	1,100,800	17,745
Schlumberger Ltd. (NY Shares)	3,766,863	153,726
		398,070
Oil, Gas & Consumable Fuels - 16.8%
Anadarko Petroleum Corp.	616,500	22,650
Apache Corp.	1,356,410	101,731
Boardwalk Pipeline Partners, LP	1,159,770	24,703
Chesapeake Energy Corp.	1,473,400	23,294
Chevron Corp.	8,383,495	591,204
ConocoPhillips	7,318,290	347,838
CONSOL Energy, Inc.	762,010	20,772
Devon Energy Corp.	386,000	23,778
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EOG Resources, Inc.	1,690,900	$ 114,592
Exxon Mobil Corp.	10,193,480	779,601
Hess Corp.	1,735,000	96,483
Occidental Petroleum Corp.	2,699,300	147,247
Peabody Energy Corp.	730,639	18,266
Royal Dutch Shell PLC:
Class A sponsored ADR (d)	3,216,500	158,348
Class B ADR	805,400	38,522
Total SA sponsored ADR	1,437,802	71,574
Valero Energy Corp.	1,345,640	32,457
Williams Companies, Inc.	2,698,800	38,188
		2,651,248
TOTAL ENERGY		3,049,318
FINANCIALS - 18.7%
Capital Markets - 4.0%
Bank of New York Mellon Corp.	8,962,149	230,686
Credit Suisse Group sponsored ADR	1,860,900	47,434
Goldman Sachs Group, Inc.	1,481,521	119,603
KKR Private Equity Investors, LP Restricted Depositary Units (a)(f)	1,714,600	4,012
Morgan Stanley	6,437,483	130,230
State Street Corp.	1,254,320	29,188
T. Rowe Price Group, Inc.	852,800	23,520
UBS AG (NY Shares)	3,571,900	44,470
		629,143
Commercial Banks - 5.0%
Associated Banc-Corp.	3,960,222	61,977
Fifth Third Bancorp	3,845,170	9,190
Huntington Bancshares, Inc.	1,321,810	3,807
KeyCorp	4,384,700	31,921
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	12,303,275	67,668
PNC Financial Services Group, Inc.	4,914,309	159,813
Sterling Financial Corp., Washington	2,430,424	4,496
U.S. Bancorp, Delaware	3,412,902	50,647
Wells Fargo & Co.	21,299,685	402,564
		792,083
Consumer Finance - 0.8%
Capital One Financial Corp.	949,200	15,035
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	8,563,961	$ 61,232
Promise Co. Ltd.	1,134,050	20,815
SLM Corp. (a)	3,039,268	34,800
		131,882
Diversified Financial Services - 4.9%
Bank of America Corp.	31,508,386	207,325
CIT Group, Inc.	4,661,915	13,007
Citigroup, Inc.	13,592,001	48,252
JPMorgan Chase & Co.	19,498,149	497,398
		765,982
Insurance - 2.9%
ACE Ltd.	2,405,001	105,002
Allianz AG sponsored ADR	2,016,000	16,793
American International Group, Inc.	5,927,897	7,588
Hartford Financial Services Group, Inc.	2,057,600	27,078
MBIA, Inc. (d)	2,018,700	7,792
MetLife, Inc.	1,117,312	32,100
MetLife, Inc. unit	2,020,300	16,708
Montpelier Re Holdings Ltd.	3,835,478	54,234
PartnerRe Ltd.	1,199,126	78,579
Reinsurance Group of America, Inc.	55,908	1,992
The Travelers Companies, Inc.	2,639,140	101,976
XL Capital Ltd. Class A	4,222,600	12,246
		462,088
Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc.	2,103,000	31,839
Developers Diversified Realty Corp.	1,448,306	6,952
HCP, Inc. (d)	1,961,300	45,777
LaSalle Hotel Properties (SBI)	19,195	160
Senior Housing Properties Trust (SBI)	1,657,268	26,815
		111,543
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	7,334,751	26,405
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	2,730,782	36,183
Washington Mutual, Inc.	7,134,514	285
		36,468
TOTAL FINANCIALS		2,955,594
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 9.4%
Biotechnology - 0.7%
Amgen, Inc. (a)	2,078,778	$ 114,021
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	7,193,138	63,803
Covidien Ltd.	1,863,290	71,439
		135,242
Health Care Providers & Services - 0.3%
Brookdale Senior Living, Inc.	2,284,099	15,532
UnitedHealth Group, Inc.	1,087,100	30,798
		46,330
Health Care Technology - 0.0%
IMS Health, Inc.	155,000	2,251
Pharmaceuticals - 7.5%
Bristol-Myers Squibb Co.	3,665,700	78,483
Johnson & Johnson	5,053,000	291,508
Merck & Co., Inc.	5,297,700	151,249
Pfizer, Inc.	20,390,900	297,299
Schering-Plough Corp.	6,197,640	108,831
Wyeth	5,923,600	254,537
		1,181,907
TOTAL HEALTH CARE		1,479,751
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.1%
General Dynamics Corp.	756,000	42,888
Honeywell International, Inc.	5,696,150	186,891
Spirit AeroSystems Holdings, Inc. Class A (a)	2,637,318	35,868
The Boeing Co.	1,803,716	76,315
United Technologies Corp.	2,945,060	141,333
		483,295
Building Products - 0.2%
Masco Corp.	4,232,847	33,101
Commercial Services & Supplies - 0.2%
Avery Dennison Corp.	1,399,885	33,919
Industrial Conglomerates - 3.3%
3M Co.	1,744,467	93,835
General Electric Co.	16,140,063	195,779
Rheinmetall AG	1,007,867	32,104
Siemens AG sponsored ADR (d)	2,453,400	137,538
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	1,475,400	$ 13,323
Tyco International Ltd.	2,128,290	44,737
		517,316
Machinery - 1.9%
Briggs & Stratton Corp. (d)(e)	3,687,785	54,542
Caterpillar, Inc.	117,600	3,628
Cummins, Inc.	698,800	16,757
Danaher Corp.	736,500	41,192
Eaton Corp.	1,339,100	58,947
Illinois Tool Works, Inc.	1,012,100	33,055
Ingersoll-Rand Co. Ltd. Class A	2,051,792	33,260
Kennametal, Inc.	1,527,109	24,495
SPX Corp.	943,685	39,739
		305,615
Professional Services - 0.2%
Equifax, Inc.	1,081,119	26,725
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	588,200	38,968
Union Pacific Corp.	908,400	39,779
		78,747
TOTAL INDUSTRIALS		1,478,718
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	7,719,820	115,566
Motorola, Inc.	7,292,070	32,304
		147,870
Computers & Peripherals - 1.9%
EMC Corp. (a)	1,925,700	21,260
Hewlett-Packard Co.	3,970,007	137,958
International Business Machines Corp.	1,527,500	139,995
		299,213
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	2,894,200	55,192
Avnet, Inc. (a)	3,633,591	72,018
Tyco Electronics Ltd.	2,929,590	41,483
		168,693
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	1,395,842	$ 26,954
IT Services - 0.7%
MoneyGram International, Inc.	2,437,904	3,779
The Western Union Co.	3,951,883	53,983
Visa, Inc.	1,163,000	57,394
		115,156
Office Electronics - 0.1%
Xerox Corp.	3,524,498	23,403
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	3,045,200	60,843
Applied Materials, Inc.	7,126,200	66,772
Atmel Corp. (a)	2,613,756	8,730
Intel Corp.	12,248,560	158,006
Micron Technology, Inc. (a)	2,748,200	10,223
National Semiconductor Corp.	5,507,364	55,845
Novellus Systems, Inc. (a)	2,451,327	33,804
Teradyne, Inc. (a)	5,682,400	27,332
Varian Semiconductor Equipment Associates, Inc. (a)	1,013,700	19,301
		440,856
Software - 1.5%
CA, Inc.	1,936,100	34,830
Microsoft Corp.	5,236,327	89,541
Oracle Corp. (a)	2,981,892	50,185
Symantec Corp. (a)	3,608,900	55,324
		229,880
TOTAL INFORMATION TECHNOLOGY		1,452,025
MATERIALS - 1.5%
Chemicals - 0.9%
Celanese Corp. Class A	1,413,700	15,056
Chemtura Corp.	7,174,364	5,381
Dow Chemical Co.	1,600,500	18,550
E.I. du Pont de Nemours & Co.	2,740,400	62,920
H.B. Fuller Co.	1,077,060	15,047
Linde AG	425,979	28,496
		145,450
Metals & Mining - 0.6%
Alcoa, Inc.	4,230,421	32,955
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Commercial Metals Co.	1,551,045	$ 17,837
Nucor Corp.	854,900	34,871
		85,663
TOTAL MATERIALS		231,113
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
AT&T, Inc.	26,272,950	646,840
Qwest Communications International, Inc.	28,602,400	92,100
Verizon Communications, Inc.	10,956,749	327,278
		1,066,218
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp. (a)	9,275,300	22,539
Vodafone Group PLC sponsored ADR	3,098,925	57,609
		80,148
TOTAL TELECOMMUNICATION SERVICES		1,146,366
UTILITIES - 4.2%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	3,544,303	117,813
Entergy Corp.	1,526,800	116,586
Exelon Corp.	2,162,000	117,224
		351,623
Independent Power Producers & Energy Traders - 0.4%
AES Corp. (a)	7,504,221	59,358
Multi-Utilities - 1.6%
Public Service Enterprise Group, Inc.	4,620,400	145,866
Wisconsin Energy Corp.	2,323,900	103,599
		249,465
TOTAL UTILITIES		660,446
TOTAL COMMON STOCKS (Cost $20,493,559)		15,194,911
Convertible Preferred Stocks - 1.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
General Motors Corp. Series C, 6.25%	2,341,800	$ 7,611
FINANCIALS - 0.8%
Capital Markets - 0.2%
Legg Mason, Inc. 7.00%	1,846,900	34,000
Commercial Banks - 0.2%
Fifth Third Bancorp 8.50%	125,600	4,397
Huntington Bancshares, Inc. 8.50%	26,000	11,399
Wells Fargo & Co. 7.50%	9,600	6,115
		21,911
Diversified Financial Services - 0.3%
Bank of America Corp. Series L, 7.25%	48,800	25,376
CIT Group, Inc. Series C, 8.75%	238,000	4,546
Citigroup, Inc. Series T, 6.50%	1,181,898	17,728
		47,650
Insurance - 0.1%
American International Group, Inc. Series A, 8.50%	1,489,600	13,198
Thrifts & Mortgage Finance - 0.0%
Fannie Mae 8.75%	1,576,700	1,451
TOTAL FINANCIALS		118,210
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Schering-Plough Corp. 6.00%	260,400	45,174
MATERIALS - 0.2%
Chemicals - 0.0%
Celanese Corp. 4.25%	384,300	5,691
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	651,000	30,467
TOTAL MATERIALS		36,158
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $604,452)		207,153
Investment Companies - 0.0%

Ares Capital Corp. (Cost $30,118)	1,721,886	8,110
Corporate Bonds - 1.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.1%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 28,010	$ 6,585
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	9,950	1,592
Media - 0.5%
Liberty Media Corp.:
3.5% 1/15/31	7,121	3,293
4% 11/15/29 (f)	13,232	3,837
3.5% 1/15/31 (f)	20,197	9,339
News America, Inc. liquid yield option note:
0% 2/28/21 (f)	57,550	33,632
0% 2/28/21	16,370	9,567
Virgin Media, Inc. 6.5% 11/15/16 (f)	49,396	20,914
		80,582
TOTAL CONSUMER DISCRETIONARY		88,759
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp. 8.5% 5/15/15	18,640	5,519
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (f)	36,072	12,002
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp.:
4.5% 6/30/21 (f)	20,550	10,694
4.5% 6/30/21	3,320	1,728
		12,422
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc.:
6% 5/1/15 (f)	39,060	12,312
6% 5/1/15	13,020	4,104
Micron Technology, Inc. 1.875% 6/1/14	7,430	2,810
		19,226
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc.:
3.5% 6/15/12	$ 17,200	$ 6,848
5.25% 12/15/11 (f)	28,080	13,329
5.25% 12/15/11	15,880	7,538
		27,715
TOTAL CONVERTIBLE BONDS		165,643
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	19,351
TOTAL CORPORATE BONDS (Cost $375,347)		184,994
Money Market Funds - 2.5%
	Shares
Fidelity Cash Central Fund, 0.78% (b)	124,890,380	124,890
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	263,976,000	263,976
TOTAL MONEY MARKET FUNDS (Cost $388,866)		388,866
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $21,892,342)		15,984,034
NET OTHER ASSETS - (1.3)%		(202,400)
NET ASSETS - 100%		$ 15,781,634
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $120,071,000 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,727
Fidelity Securities Lending Cash Central Fund	7,472
Total	$ 17,199
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 61,413	$ 11,701	$ -	$ 2,933	$ 54,542
Georgia Gulf Corp.	16,763	-	5,688	318	-
Total	$ 78,176	$ 11,701	$ 5,688	$ 3,251	$ 54,542
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 15,984,034	$ 15,555,412	$ 395,448	$ 33,174
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(5,626)
Cost of Purchases	38,800
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 33,174

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.3%
Bermuda	2.1%
Switzerland	1.8%
United Kingdom	1.7%
Germany	1.4%
Netherlands Antilles	1.0%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $1,570,568,000 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $736,770,000 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2009
Assets
Investment in securities, at value (including securities loaned of $248,627) - See accompanying schedule: Unaffiliated issuers (cost $21,396,699)	$ 15,540,626
Fidelity Central Funds (cost $388,866)	388,866
Other affiliated issuers (cost $106,777)	54,542
Total Investments (cost $21,892,342)		$ 15,984,034
Receivable for investments sold		93,881
Receivable for fund shares sold		15,474
Dividends receivable		44,308
Interest receivable		3,884
Distributions receivable from Fidelity Central Funds		458
Prepaid expenses		213
Other receivables		428
Total assets		16,142,680

Liabilities
Payable for investments purchased	$ 52,666
Payable for fund shares redeemed	32,883
Accrued management fee	6,546
Other affiliated payables	4,378
Other payables and accrued expenses	597
Collateral on securities loaned, at value	263,976
Total liabilities		361,046

Net Assets		$ 15,781,634
Net Assets consist of:
Paid in capital		$ 24,144,880
Undistributed net investment income		55,576
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,510,499)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,908,323)
Net Assets		$ 15,781,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2009
Equity-Income: Net Asset Value, offering price and redemption price per share ($15,070,488 ÷ 548,392 shares)	$ 27.48

Class K: Net Asset Value, offering price and redemption price per share ($711,146 ÷ 25,881 shares)	$ 27.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2009
Investment Income
Dividends (including $3,251 earned from other affiliated issuers)		$ 698,750
Interest		19,378
Income from Fidelity Central Funds		17,199
Total income		735,327

Expenses
Management fee	$ 109,605
Transfer agent fees	55,210
Accounting and security lending fees	1,863
Custodian fees and expenses	357
Independent trustees' compensation	121
Depreciation in deferred trustee compensation account	(13)
Registration fees	228
Audit	230
Legal	152
Miscellaneous	1,250
Total expenses before reductions	169,003
Expense reductions	(891)	168,112
Net investment income (loss)		567,215
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,423,211)
Other affiliated issuers	(58,618)
Investment not meeting investment restrictions	91
Foreign currency transactions	25
Total net realized gain (loss)		(2,481,713)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,224,876)
Assets and liabilities in foreign currencies	(32)
Total change in net unrealized appreciation (depreciation)		(11,224,908)
Net gain (loss)		(13,706,621)
Net increase (decrease) in net assets resulting from operations		$ (13,139,406)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 567,215	$ 532,659
Net realized gain (loss)	(2,481,713)	1,809,432
Change in net unrealized appreciation (depreciation)	(11,224,908)	(3,847,036)
Net increase (decrease) in net assets resulting from operations	(13,139,406)	(1,504,945)
Distributions to shareholders from net investment income	(545,679)	(540,755)
Distributions to shareholders from net realized gain	(459,101)	(1,682,275)
Total distributions	(1,004,780)	(2,223,030)
Share transactions - net increase (decrease)	1,811,033	620,243
Total increase (decrease) in net assets	(12,333,153)	(3,107,732)

Net Assets
Beginning of period	28,114,787	31,222,519
End of period (including undistributed net investment income of $55,576 and undistributed net investment income of $31,169, respectively)	$ 15,781,634	$ 28,114,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 52.25	$ 59.33	$ 54.51	$ 51.52	$ 50.27
Income from Investment Operations
Net investment income (loss) B	1.00	1.00	.96	.82	.79
Net realized and unrealized gain (loss)	(23.96)	(3.86)	8.30	5.14	2.93
Total from investment operations	(22.96)	(2.86)	9.26	5.96	3.72
Distributions from net investment income	(.96)	(1.02)	(.94)	(.84)	(.81)
Distributions from net realized gain	(.85)	(3.20)	(3.50)	(2.13)	(1.66)
Total distributions	(1.81)	(4.22)	(4.44)	(2.97)	(2.47)
Net asset value, end of period	$ 27.48	$ 52.25	$ 59.33	$ 54.51	$ 51.52
Total Return A	(45.16)%	(5.21)%	17.55%	11.87%	7.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.66%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.71%	.66%	.68%	.69%	.70%
Expenses net of all reductions	.71%	.66%	.67%	.67%	.69%
Net investment income (loss)	2.38%	1.68%	1.71%	1.57%	1.56%
Supplemental Data
Net assets, end of period (in millions)	$ 15,070	$ 28,115	$ 31,223	$ 26,042	$ 25,730
Portfolio turnover rate D	33%	23%	24%	19%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended January 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.61
Net realized and unrealized gain (loss)	(23.80)
Total from investment operations	(23.19)
Distributions from net investment income	(.80)
Net asset value, end of period	$ 27.48
Total Return B, C	(45.45)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53% A
Expenses net of fee waivers, if any	.53% A
Expenses net of all reductions	.53% A
Net investment income (loss)	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 711
Portfolio turnover rate F	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Equity-Income on May 9, 2008. After the commencement of Class K, the Fund began offering conversion privileges between Equity-Income and Class K to eligible shareholders of Equity-Income. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of January 31, 2009, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carry forwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,290,202
Unrealized depreciation	(8,399,295)
Net unrealized appreciation (depreciation)	$ (6,109,093)
Undistributed ordinary income	53,581
Capital loss carryforward	(1,570,568)

Cost for federal income tax purposes	$ 22,093,127

The tax character of distributions paid was as follows:

	January 31, 2009	January 31, 2008
Ordinary Income	$ 545,679	$ 546,038
Long-term Capital Gains	459,101	1,676,992
Total	$ 1,004,780	$ 2,223,030

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,074,344 and $7,722,320, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of .05% of Class K's average net assets. FIIOC

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Amount
Equity-Income	$ 55,139
Class K	71
$ 55,210

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $127 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $54 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,472.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Equity-Income's operating expenses. During the period, the reimbursement reduced the class' expense by $15.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $173 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Equity-Income	$ 691

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 35% of the total outstanding shares of Equity-Income.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees

Annual Report

10. Other - continued

and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $935, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2009A	2008
From net investment income
Equity-Income	$ 542,274	$ 540,755
Class K	3,405	-
Total	$ 545,679	$ 540,755
From net realized gain
Equity-Income	$ 459,101	$ 1,682,275
Class K	-	-
Total	$ 459,101	$ 1,682,275

A Distributions for Class K are for the period May 9,2008 (commencement of sale of shares) to January 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2009A	2008	2009A	2008
Equity-Income
Shares sold	127,430	115,779	$ 5,446,123	$ 6,781,847
Conversion to Class K	(25,772)	-	(795,247)	-
Reinvestment of distributions	22,878	38,488	980,569	2,173,858
Shares redeemed	(114,182)	(142,454)	(4,618,938)	(8,335,462)
Net increase (decrease)	10,354	11,813	$ 1,012,507	$ 620,243
Class K
Shares sold	970	-	$ 29,347	$ -
Conversion from Equity-Income	25,776	-	795,247	-
Reinvestment of distributions	110	-	3,405	-
Shares redeemed	(975)	-	(29,473)	-
Net increase (decrease)	25,881	-	$ 798,526	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 16, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	19,168,714,035.81	95.156
Withheld	975,735,597.80	4.844
TOTAL	20,144,449,633.61	100.000
Dennis J. Dirks
Affirmative	19,240,086,030.73	95.511
Withheld	904,363,602.88	4.489
TOTAL	20,144,449,633.61	100.000
Edward C. Johnson 3d
Affirmative	19,112,872,629.50	94.879
Withheld	1,031,577,004.11	5.121
TOTAL	20,144,449,633.61	100.000
Alan J. Lacy
Affirmative	19,235,726,089.08	95.489
Withheld	908,723,544.53	4.511
TOTAL	20,144,449,633.61	100.000
Ned C. Lautenbach
Affirmative	19,222,897,529.62	95.425
Withheld	921,552,103.99	4.575
TOTAL	20,144,449,633.61	100.000
Joseph Mauriello
Affirmative	19,230,998,021.17	95.465
Withheld	913,451,612.44	4.535
TOTAL	20,144,449,633.61	100.000
Cornelia M. Small
Affirmative	19,230,719,307.28	95.464
Withheld	913,730,326.33	4.536
TOTAL	20,144,449,633.61	100.000
William S. Stavropoulos
Affirmative	19,176,025,996.91	95.193
Withheld	968,423,636.70	4.807
TOTAL	20,144,449,633.61	100.000
David M. Thomas
Affirmative	19,235,961,520.61	95.490
Withheld	908,488,113.00	4.510
TOTAL	20,144,449,633.61	100.000
Michael E. Wiley
Affirmative	19,227,633,661.54	95.449
Withheld	916,815,972.07	4.551
TOTAL	20,144,449,633.61	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	14,638,958,851.46	72.670
Against	4,052,976,662.82	20.120
Abstain	994,605,492.84	4.937
Broker Non-Votes	457,908,626.49	2.273
TOTAL	20,144,449,633.61	100.000
PROPOSAL 3

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substanially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

Affirmative	2,876,186,640.12	19.502
Against	6,753,014,242.95	45.789
Abstain	561,794,942.46	3.809
Broker Non-Votes	4,557,025,843.91	30.900
TOTAL	14,748,021,669.44	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

EQU-K-UANN-0309
1.863281.100

Fidelity® Large Cap Value
Fidelity Mid Cap Value
Fidelity Large Cap Growth
Fidelity Mid Cap Growth
Funds

Annual Report

January 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.

Fidelity Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investments Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 to January 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Fidelity Large Cap Value Fund
Class A	1.13%
Actual		$ 1,000.00	$ 627.30	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,019.46	$ 5.74
Class T	1.48%
Actual		$ 1,000.00	$ 626.80	$ 6.05
Hypothetical A		$ 1,000.00	$ 1,017.70	$ 7.51
Class B	2.00%
Actual		$ 1,000.00	$ 624.20	$ 8.17
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	1.88%
Actual		$ 1,000.00	$ 625.00	$ 7.68
Hypothetical A		$ 1,000.00	$ 1,015.69	$ 9.53
Large Cap Value	.82%
Actual		$ 1,000.00	$ 628.00	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Institutional Class	.82%
Actual		$ 1,000.00	$ 628.50	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Fidelity Mid Cap Value Fund
Class A	1.08%
Actual		$ 1,000.00	$ 604.50	$ 4.36
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48
Class T	1.33%
Actual		$ 1,000.00	$ 604.00	$ 5.36
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.75
Class B	1.81%
Actual		$ 1,000.00	$ 602.70	$ 7.29
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.17
Class C	1.82%
Actual		$ 1,000.00	$ 602.70	$ 7.33
Hypothetical A		$ 1,000.00	$ 1,015.99	$ 9.22
Mid Cap Value	.80%
Actual		$ 1,000.00	$ 605.80	$ 3.23
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06
Institutional Class	.83%
Actual		$ 1,000.00	$ 605.50	$ 3.35
Hypothetical A		$ 1,000.00	$ 1,020.96	$ 4.22
Fidelity Large Cap Growth Fund
Class A	.98%
Actual		$ 1,000.00	$ 663.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 4.98
Class T	1.28%
Actual		$ 1,000.00	$ 662.60	$ 5.35
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.50
Class B	1.72%
Actual		$ 1,000.00	$ 660.90	$ 7.18
Hypothetical A		$ 1,000.00	$ 1,016.49	$ 8.72
Class C	1.74%
Actual		$ 1,000.00	$ 661.30	$ 7.27
Hypothetical A		$ 1,000.00	$ 1,016.39	$ 8.82
Large Cap Growth	.69%
Actual		$ 1,000.00	$ 664.00	$ 2.89
Hypothetical A		$ 1,000.00	$ 1,021.67	$ 3.51
Institutional Class	.64%
Actual		$ 1,000.00	$ 664.80	$ 2.68
Hypothetical A		$ 1,000.00	$ 1,021.92	$ 3.25
Fidelity Mid Cap Growth Fund
Class A	.88%
Actual		$ 1,000.00	$ 553.90	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.47
Class T	1.20%
Actual		$ 1,000.00	$ 553.20	$ 4.69
Hypothetical A		$ 1,000.00	$ 1,019.10	$ 6.09
Class B	1.60%
Actual		$ 1,000.00	$ 551.90	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.09	$ 8.11
	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Class C	1.60%
Actual		$ 1,000.00	$ 551.40	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.09	$ 8.11
Mid Cap Growth	.57%
Actual		$ 1,000.00	$ 554.50	$ 2.23
Hypothetical A		$ 1,000.00	$ 1,022.27	$ 2.90
Institutional Class	.50%
Actual		$ 1,000.00	$ 554.10	$ 1.95
Hypothetical A		$ 1,000.00	$ 1,022.62	$ 2.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

Annual Report

Fidelity Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fund A

Large Cap Value	-43.03%	-3.46%	-1.30%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Large Cap Value, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Large Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Large Cap Value Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year ending January 31, 2009, the fund's Retail Class shares declined 43.03%, trailing its benchmark, the Russell 1000® Value Index. During the period, most of the fund's sector weightings were kept in line with the benchmark index, except for financials, utilities and consumer staples, where modest underweightings were maintained, and information technology, where a slightly overweighted position was held. Because financials was the worst-performing sector in the index, the underweighting there helped relative results. However, the underweightings in utilities and consumer staples detracted from returns. The overweighting in information technology did not have a material impact on performance. The fund's investments in the utilities, energy, industrials and materials sectors were the biggest individual detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: coal and natural gas producer and out-of-benchmark holding Walter Industries; drill-rig operator Nabors Industries; Cummins, an out-of-index truck-engine manufacturer; steel producer United States Steel; investment bank Lehman Brothers, which was sold before the firm was liquidated; and meat distributor Tyson Foods. Nabors Industries, Cummins and U.S. Steel were also sold during the period. Conversely, stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Specifically, underweighting and ultimately selling off insurer American International Group (AIG) proved beneficial relative to the index, as did investments in real estate investment trust ProLogis, fast-food chain McDonald's, an underweighted position in industrial conglomerate General Electric, and various holdings in the technology hardware and equipment segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	7.1	4.7
Chevron Corp.	4.0	2.9
Pfizer, Inc.	3.4	2.3
AT&T, Inc.	3.2	3.1
Procter & Gamble Co.	2.7	1.6
Wells Fargo & Co.	2.5	1.6
Amgen, Inc.	2.5	1.6
Wyeth	2.5	0.9
JPMorgan Chase & Co.	2.4	2.6
Verizon Communications, Inc.	2.4	1.9
	32.7
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	26.2
Energy	19.1	16.2
Health Care	14.3	11.7
Consumer Staples	9.7	7.9
Industrials	8.6	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 99.3%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	3.2%	** Foreign investments	7.1%

Annual Report

Fidelity Large Cap Value Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Hotels, Restaurants & Leisure - 1.1%
McDonald's Corp.	189,500	$ 10,994,790
Household Durables - 1.4%
Leggett & Platt, Inc.	411,600	5,140,884
Mohawk Industries, Inc. (a)	74,000	2,376,140
Snap-On, Inc.	21,100	636,798
Whirlpool Corp.	150,800	5,041,244
		13,195,066
Leisure Equipment & Products - 0.5%
Hasbro, Inc.	187,700	4,529,201
Media - 1.1%
Discovery Communications, Inc. Class C (a)	271,030	3,897,411
Liberty Media Corp. - Entertainment Class A (a)	360,600	6,617,010
		10,514,421
Multiline Retail - 0.8%
Macy's, Inc.	845,500	7,567,225
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	72,000	2,356,560
AutoZone, Inc. (a)	36,400	4,837,196
Sherwin-Williams Co.	97,400	4,650,850
		11,844,606
Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc. (a)	258,200	2,321,218
NIKE, Inc. Class B	160,600	7,267,150
Phillips-Van Heusen Corp.	264,100	5,023,182
VF Corp.	89,400	5,008,188
		19,619,738
TOTAL CONSUMER DISCRETIONARY		78,265,047
CONSUMER STAPLES - 9.7%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	243,800	3,539,976
Molson Coors Brewing Co. Class B	246,500	9,926,555
		13,466,531
Food & Staples Retailing - 2.5%
BJ's Wholesale Club, Inc. (a)(d)	225,300	6,461,604
Kroger Co.	427,800	9,625,500
SUPERVALU, Inc.	453,900	7,961,406
		24,048,510
Food Products - 2.2%
Archer Daniels Midland Co.	435,900	11,934,942
Ralcorp Holdings, Inc. (a)	48,000	2,842,560
The J.M. Smucker Co.	143,500	6,479,025
		21,256,527

	Shares	Value
Household Products - 2.7%
Procter & Gamble Co.	460,600	$ 25,102,700
Tobacco - 0.9%
Altria Group, Inc.	496,900	8,218,726
TOTAL CONSUMER STAPLES		92,092,994
ENERGY - 19.1%
Energy Equipment & Services - 1.6%
ENSCO International, Inc.	176,100	4,818,096
Rowan Companies, Inc.	371,400	4,701,924
Tidewater, Inc.	134,000	5,575,740
		15,095,760
Oil, Gas & Consumable Fuels - 17.5%
Chevron Corp.	536,500	37,833,980
ConocoPhillips	461,600	21,939,848
Exxon Mobil Corp.	892,600	68,266,048
Foundation Coal Holdings, Inc.	288,800	4,684,336
Frontier Oil Corp.	353,000	5,040,840
Sunoco, Inc.	231,800	10,736,976
Tesoro Corp.	495,800	8,542,634
Valero Energy Corp.	234,901	5,665,812
Walter Industries, Inc.	251,600	4,639,504
		167,349,978
TOTAL ENERGY		182,445,738
FINANCIALS - 19.7%
Capital Markets - 3.1%
Bank of New York Mellon Corp.	277,400	7,140,276
Goldman Sachs Group, Inc.	129,100	10,422,243
Morgan Stanley	382,100	7,729,883
State Street Corp.	176,300	4,102,501
		29,394,903
Commercial Banks - 4.9%
BB&T Corp. (d)	340,700	6,742,453
Huntington Bancshares, Inc.	851,700	2,452,896
PNC Financial Services Group, Inc.	317,900	10,338,108
SunTrust Banks, Inc.	272,100	3,335,946
Wells Fargo & Co.	1,289,200	24,365,880
		47,235,283
Consumer Finance - 0.6%
Capital One Financial Corp.	391,200	6,196,608
Diversified Financial Services - 4.0%
Bank of America Corp.	1,547,900	10,185,182
Citigroup, Inc.	1,356,200	4,814,510
JPMorgan Chase & Co.	902,400	23,020,224
		38,019,916
Insurance - 6.6%
ACE Ltd.	160,800	7,020,528
Axis Capital Holdings Ltd.	232,800	5,647,728
Berkshire Hathaway, Inc. Class B (a)	2,560	7,651,840
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Loews Corp.	472,400	$ 11,526,560
MetLife, Inc.	291,300	8,369,049
Prudential Financial, Inc.	253,200	6,519,900
The Travelers Companies, Inc.	269,700	10,421,208
W.R. Berkley Corp.	210,300	5,568,744
		62,725,557
Real Estate Investment Trusts - 0.5%
ProLogis Trust	303,700	3,040,037
SL Green Realty Corp.	107,200	1,684,112
		4,724,149
TOTAL FINANCIALS		188,296,416
HEALTH CARE - 14.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	442,400	24,265,640
Health Care Equipment & Supplies - 0.3%
Inverness Medical Innovations, Inc. (a)	132,200	3,234,934
Health Care Providers & Services - 3.1%
Humana, Inc. (a)	183,300	6,952,569
Lincare Holdings, Inc. (a)	167,400	4,025,970
Omnicare, Inc.	247,300	6,914,508
WellPoint, Inc. (a)	272,900	11,311,705
		29,204,752
Pharmaceuticals - 8.4%
Bristol-Myers Squibb Co.	272,700	5,838,507
Johnson & Johnson	310,100	17,889,669
Pfizer, Inc.	2,262,300	32,984,334
Wyeth	547,900	23,543,263
		80,255,773
TOTAL HEALTH CARE		136,961,099
INDUSTRIALS - 8.6%
Aerospace & Defense - 3.2%
Honeywell International, Inc.	155,200	5,092,112
Northrop Grumman Corp.	207,600	9,989,712
Raytheon Co.	112,700	5,704,874
United Technologies Corp.	202,500	9,717,975
		30,504,673
Airlines - 1.3%
AMR Corp. (a)	442,100	2,626,074
Continental Airlines, Inc. Class B (a)	280,248	3,774,941
Delta Air Lines, Inc. (a)	535,800	3,697,020
UAL Corp.	251,300	2,372,272
		12,470,307
Building Products - 0.4%
Owens Corning (a)	314,500	4,195,430

	Shares	Value
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	176,100	$ 4,738,851
Industrial Conglomerates - 2.6%
General Electric Co.	1,656,400	20,092,132
McDermott International, Inc. (a)	414,900	4,302,513
		24,394,645
Road & Rail - 0.6%
Union Pacific Corp.	130,300	5,705,837
TOTAL INDUSTRIALS		82,009,743
INFORMATION TECHNOLOGY - 3.3%
Computers & Peripherals - 1.2%
Dell, Inc. (a)	436,600	4,147,700
International Business Machines Corp.	53,000	4,857,450
NCR Corp. (a)	196,300	2,463,565
		11,468,715
Electronic Equipment & Components - 0.4%
Tyco Electronics Ltd.	270,700	3,833,112
IT Services - 1.1%
Accenture Ltd. Class A	155,900	4,920,204
Affiliated Computer Services, Inc. Class A (a)	77,500	3,554,150
Alliance Data Systems Corp. (a)	47,800	1,988,002
		10,462,356
Software - 0.6%
Symantec Corp. (a)	396,800	6,082,944
TOTAL INFORMATION TECHNOLOGY		31,847,127
MATERIALS - 3.3%
Chemicals - 0.5%
Airgas, Inc.	58,600	2,069,166
Lubrizol Corp.	80,900	2,760,308
		4,829,474
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	59,000	4,750,680
Containers & Packaging - 1.0%
Owens-Illinois, Inc. (a)	115,100	2,186,900
Pactiv Corp. (a)	201,300	4,352,106
Rock-Tenn Co. Class A	98,200	3,060,894
		9,599,900
Metals & Mining - 1.3%
Cliffs Natural Resources, Inc. (d)	212,000	4,912,040
Nucor Corp.	178,300	7,272,857
		12,184,897
TOTAL MATERIALS		31,364,951
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 6.1%
AT&T, Inc.	1,244,462	30,638,654
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Embarq Corp.	144,100	$ 5,147,252
Verizon Communications, Inc.	759,700	22,692,239
		58,478,145
UTILITIES - 7.0%
Electric Utilities - 4.0%
Allegheny Energy, Inc.	80,700	2,682,468
American Electric Power Co., Inc.	123,900	3,884,265
Entergy Corp.	109,600	8,369,056
Exelon Corp.	177,600	9,629,472
FirstEnergy Corp.	267,600	13,377,324
		37,942,585
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	257,400	2,036,034
NRG Energy, Inc. (a)	237,000	5,536,320
		7,572,354
Multi-Utilities - 2.2%
MDU Resources Group, Inc.	147,000	2,923,830
PG&E Corp.	328,700	12,710,829
Sempra Energy	121,500	5,326,560
		20,961,219
TOTAL UTILITIES		66,476,158
TOTAL COMMON STOCKS (Cost $1,141,573,857)		948,237,418
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	2,732,113	$ 2,732,113
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	15,611,800	15,611,800
TOTAL MONEY MARKET FUNDS (Cost $18,343,913)		18,343,913
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,159,917,770)	966,581,331
NET OTHER ASSETS - (1.2)%	(11,465,813)
NET ASSETS - 100%	$ 955,115,518
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 202,769
Fidelity Securities Lending Cash Central Fund	384,097
Total	$ 586,866
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 966,581,331	$ 966,581,331	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $321,741,584 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $138,118,882 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,726,086) - See accompanying schedule: Unaffiliated issuers (cost $1,141,573,857)	$ 948,237,418
Fidelity Central Funds (cost $18,343,913)	18,343,913
Total Investments (cost $1,159,917,770)		$ 966,581,331
Receivable for investments sold		24,269,906
Receivable for fund shares sold		1,483,800
Dividends receivable		1,998,758
Distributions receivable from Fidelity Central Funds		15,266
Prepaid expenses		11,843
Other receivables		1,096
Total assets		994,362,000

Liabilities
Payable for investments purchased	$ 21,264,274
Payable for fund shares redeemed	1,612,003
Accrued management fee	400,856
Distribution fees payable	10,662
Other affiliated payables	278,654
Other payables and accrued expenses	68,233
Collateral on securities loaned, at value	15,611,800
Total liabilities		39,246,482

Net Assets		$ 955,115,518
Net Assets consist of:
Paid in capital		$ 1,690,573,995
Undistributed net investment income		945,223
Accumulated undistributed net realized gain (loss) on investments		(543,067,261)
Net unrealized appreciation (depreciation) on investments		(193,336,439)
Net Assets		$ 955,115,518

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,577,065 ÷ 2,998,684 shares)	$ 7.53

Maximum offering price per share (100/94.25 of $7.53)	$ 7.99
Class T: Net Asset Value and redemption price per share ($9,791,958 ÷ 1,299,518 shares)	$ 7.54

Maximum offering price per share (100/96.50 of $7.54)	$ 7.81
Class B: Net Asset Value and offering price per share ($2,600,225 ÷ 345,134 shares)A	$ 7.53

Class C: Net Asset Value and offering price per share ($2,352,468 ÷ 313,913 shares)A	$ 7.49

Large Cap Value: Net Asset Value, offering price and redemption price per share ($916,489,555 ÷ 121,191,068 shares)	$ 7.56

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,304,247 ÷ 172,945 shares)	$ 7.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 33,917,565
Interest		8,260
Income from Fidelity Central Funds (including $384,097 from security lending)		586,866
Total income		34,512,691

Expenses
Management fee Basic fee	$ 7,320,184
Performance adjustment	(311,433)
Transfer agent fees	3,495,987
Distribution fees	106,841
Accounting and security lending fees	428,706
Custodian fees and expenses	38,863
Independent trustees' compensation	6,594
Registration fees	98,967
Audit	56,051
Legal	9,148
Interest	9,651
Miscellaneous	100,338
Total expenses before reductions	11,359,897
Expense reductions	(33,060)	11,326,837
Net investment income (loss)		23,185,854
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(484,734,693)
Change in net unrealized appreciation (depreciation) on investment securities		(215,394,000)
Net gain (loss)		(700,128,693)
Net increase (decrease) in net assets resulting from operations		$ (676,942,839)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,185,854	$ 18,940,963
Net realized gain (loss)	(484,734,693)	18,026,031
Change in net unrealized appreciation (depreciation)	(215,394,000)	(121,407,791)
Net increase (decrease) in net assets resulting from operations	(676,942,839)	(84,440,797)
Distributions to shareholders from net investment income	(22,112,922)	(14,286,599)
Distributions to shareholders from net realized gain	-	(90,733,678)
Total distributions	(22,112,922)	(105,020,277)
Share transactions - net increase (decrease)	150,719,093	320,162,513
Total increase (decrease) in net assets	(548,336,668)	130,701,439

Net Assets
Beginning of period	1,503,452,186	1,372,750,747
End of period (including undistributed net investment income of $945,223 and undistributed net investment income of $4,864,259, respectively)	$ 955,115,518	$ 1,503,452,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.16	.12
Net realized and unrealized gain (loss)	(6.00)	(1.00)
Total from investment operations	(5.84)	(.88)
Distributions from net investment income	(.17)	(.12)
Distributions from net realized gain	-	(.87)
Total distributions	(.17)	(.99)
Net asset value, end of period	$ 7.53	$ 13.54
Total Return B, C	(43.20)%	(6.04)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.17%	1.22% A
Expenses net of fee waivers, if any	1.17%	1.22% A
Expenses net of all reductions	1.17%	1.22% A
Net investment income (loss)	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,577	$ 9,774
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.12	.08
Net realized and unrealized gain (loss)	(5.97)	(1.01)
Total from investment operations	(5.85)	(.93)
Distributions from net investment income	(.14)	(.08)
Distributions from net realized gain	-	(.87)
Total distributions	(.14)	(.95)
Net asset value, end of period	$ 7.54	$ 13.53
Total Return B, C, D	(43.34)%	(6.34)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.49%	1.47% A
Expenses net of fee waivers, if any	1.49%	1.47% A
Expenses net of all reductions	1.49%	1.47% A
Net investment income (loss)	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,792	$ 5,976
Portfolio turnover rate G	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01
Net realized and unrealized gain (loss)	(5.98)	(1.00)
Total from investment operations	(5.91)	(.99)
Distributions from net investment income	(.10)	(.01)
Distributions from net realized gain	-	(.87)
Total distributions	(.10)	(.88)
Net asset value, end of period	$ 7.53	$ 13.54
Total ReturnB, C, D	(43.71)%	(6.74)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.07%	1.99% A
Expenses net of fee waivers, if any	2.00%	1.99% A
Expenses net of all reductions	2.00%	1.99% A
Net investment income (loss)	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,600	$ 1,860
Portfolio turnover rate G	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.08	.01
Net realized and unrealized gain (loss)	(5.97)	(.98)
Total from investment operations	(5.89)	(.97)
Distributions from net investment income	(.14)	(.05)
Distributions from net realized gain	-	(.87)
Total distributions	(.14)	(.92)
Net asset value, end of period	$ 7.49	$ 13.52
Total Return B, C	(43.65)%	(6.61)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.91%	1.94% A
Expenses net of fee waivers, if any	1.91%	1.94% A
Expenses net of all reductions	1.91%	1.94% A
Net investment income (loss)	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,352	$ 1,208
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.57	$ 15.19	$ 13.62	$ 12.04	$ 10.64
Income from Investment Operations
Net investment income (loss) B	.20	.18	.16	.17	.09 E
Net realized and unrealized gain (loss)	(6.02)	(.80)	1.80	1.87	1.47
Total from investment operations	(5.82)	(.62)	1.96	2.04	1.56
Distributions from net investment income	(.19)	(.13)	(.13)	(.11)	(.05)
Distributions from net realized gain	-	(.87)	(.26)	(.35)	(.11)
Total distributions	(.19)	(1.00)	(.39)	(.46)	(.16)
Redemption fees added to paid in capital B	-	-	- G, H	- H	- H
Net asset value, end of period	$ 7.56	$ 13.57	$ 15.19	$ 13.62	$ 12.04
Total Return A	(43.03)%	(4.39)%	14.63%	17.09%	14.68%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.86%	.89%	.89%	1.07%
Expenses net of fee waivers, if any	.86%	.85%	.89%	.89%	1.07%
Expenses net of all reductions	.86%	.85%	.89%	.84%	1.05%
Net investment income (loss)	1.78%	1.18%	1.10%	1.32%	.79% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 916,490	$ 1,483,574	$ 1,372,751	$ 569,109	$ 177,004
Portfolio turnover rate D	243%	204%	164%	175%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended January 31, 2007.

H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.20	.17
Net realized and unrealized gain (loss)	(6.01)	(1.02)
Total from investment operations	(5.81)	(.85)
Distributions from net investment income	(.19)	(.15)
Distributions from net realized gain	-	(.87)
Total distributions	(.19)	(1.02)
Net asset value, end of period	$ 7.54	$ 13.54
Total Return B, C	(43.00)%	(5.82)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.85% A
Expenses net of fee waivers, if any	.85%	.85% A
Expenses net of all reductions	.85%	.84% A
Net investment income (loss)	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,304	$ 1,060
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fund A

Mid Cap Value	-42.19%	-3.07%	0.91%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Mid Cap Value, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Fidelity Mid Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Mid Cap Value Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year ending January 31, 2009, the fund's Retail Class shares declined 42.19%, performing in line with its benchmark, the Russell Midcap Value Index, which fell 42.17%. During the period, most of the fund's sector weightings were kept close to the benchmark, except for financials, consumer staples, utilities and telecommunications services, where modest underweightings were maintained, and energy, where a slightly overweighted position was held. Because financials was the second-worst-performing sector in the index, the underweighting there helped relative results. However, the positioning in consumer staples, utilities, energy and telecommunications services detracted from returns. Stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Regional bank holding company Fifth Third Bancorp led the fund's financial holdings, and Utah-based regional bank Zions Bancorp also helped. However, I reduced both of these positions as concerns grew about the credit quality of their loan portfolios, which helped to lessen the impact of the stocks' steady decline on the fund as the period progressed. Owning Liberty Media, which operates the home shopping channel QVC and holds significant equity stakes in several leading Internet retailers, at the right time provided the biggest boost to fund performance. Within information technology, software and services companies, such as an out-of-benchmark position in Sybase and an overweighted position in Affiliated Computer Services, also added to results. Conversely, the fund's investments in the utilities, industrials, materials and energy sectors were the biggest detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: truck-engine manufacturer and out-of-benchmark holding Cummins; mini-mill steel producer Steel Dynamics; specialty chemicals maker Chemtura; out-of-index coal and natural gas producer Walter Industries; insurance broker Aon; and insurance holding company Genworth Financial. Genworth was sold before the period ended.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PG&E Corp.	2.4	0.0
Sempra Energy	1.6	0.0
The J.M. Smucker Co.	1.5	0.0
Aon Corp.	1.5	0.0
Edison International	1.5	1.9
CMS Energy Corp.	1.4	0.0
Public Storage	1.4	1.4
NRG Energy, Inc.	1.4	1.4
MDU Resources Group, Inc.	1.4	1.3
Unum Group	1.4	0.0
	15.5
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.4	30.2
Utilities	16.4	12.1
Consumer Discretionary	12.5	13.7
Consumer Staples	8.9	7.2
Industrials	7.4	8.3
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 99.2%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	9.0%	** Foreign investments	9.0%

Annual Report

Fidelity Mid Cap Value Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.1%
Federal-Mogul Corp. Class A (a)	426,100	$ 2,454,336
WABCO Holdings, Inc.	114,300	1,708,785
		4,163,121
Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	106,900	2,802,918
Household Durables - 3.1%
Jarden Corp. (a)(d)	149,700	1,561,371
Leggett & Platt, Inc. (d)	301,600	3,766,984
Mohawk Industries, Inc. (a)	88,100	2,828,891
Whirlpool Corp. (d)	94,700	3,165,821
		11,323,067
Internet & Catalog Retail - 0.7%
Liberty Media Corp. - Interactive Series A (a)	773,700	2,429,418
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	131,000	3,161,030
Media - 1.8%
Discovery Communications, Inc. Class C (a)	205,600	2,956,528
DreamWorks Animation SKG, Inc. Class A (a)	82,800	1,817,460
Liberty Media Corp. - Entertainment Class A (a)	110,700	2,031,345
		6,805,333
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	62,800	2,055,444
Sherwin-Williams Co.	41,000	1,957,750
Signet Jewelers Ltd.	243,000	1,710,720
		5,723,914
Textiles, Apparel & Luxury Goods - 2.7%
Hanesbrands, Inc. (a)	232,900	2,093,771
Phillips-Van Heusen Corp.	165,100	3,140,202
VF Corp.	83,300	4,666,466
		9,900,439
TOTAL CONSUMER DISCRETIONARY		46,309,240
CONSUMER STAPLES - 8.9%
Beverages - 3.3%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	256,600	3,725,832
Dr Pepper Snapple Group, Inc. (a)	203,760	3,351,852
Molson Coors Brewing Co. Class B	125,900	5,069,993
		12,147,677
Food & Staples Retailing - 1.1%
BJ's Wholesale Club, Inc. (a)(d)	135,200	3,877,536
Food Products - 4.5%
Bunge Ltd. (d)	88,300	3,791,602
Dean Foods Co. (a)	148,500	2,871,990
Del Monte Foods Co.	393,900	2,623,374

	Shares	Value
Ralcorp Holdings, Inc. (a)	34,300	$ 2,031,246
The J.M. Smucker Co.	120,900	5,458,635
		16,776,847
TOTAL CONSUMER STAPLES		32,802,060
ENERGY - 5.9%
Energy Equipment & Services - 2.8%
ENSCO International, Inc.	64,900	1,775,664
Helix Energy Solutions Group, Inc. (a)	357,600	1,841,640
Key Energy Services, Inc. (a)	587,700	2,004,057
Rowan Companies, Inc.	161,800	2,048,388
Tidewater, Inc.	64,800	2,696,328
		10,366,077
Oil, Gas & Consumable Fuels - 3.1%
Foundation Coal Holdings, Inc.	116,300	1,886,386
Frontier Oil Corp.	141,800	2,024,904
Sunoco, Inc.	67,700	3,135,864
Tesoro Corp.	174,200	3,001,466
Walter Industries, Inc.	80,600	1,486,264
		11,534,884
TOTAL ENERGY		21,900,961
FINANCIALS - 27.4%
Capital Markets - 1.1%
Raymond James Financial, Inc.	217,800	4,031,478
Commercial Banks - 5.1%
BancorpSouth, Inc.	120,500	2,277,450
City National Corp.	71,600	2,478,076
Comerica, Inc.	152,600	2,542,316
Cullen/Frost Bankers, Inc.	66,400	2,906,328
Fifth Third Bancorp	742,400	1,774,336
Huntington Bancshares, Inc. (d)	1,042,600	3,002,688
Webster Financial Corp.	387,200	1,618,496
Zions Bancorp (d)	151,900	2,266,348
		18,866,038
Insurance - 13.4%
Allied World Assurance Co. Holdings Ltd.	117,200	4,418,440
Aon Corp.	145,500	5,390,775
Axis Capital Holdings Ltd.	183,500	4,451,710
CNA Financial Corp.	90,200	1,049,026
Endurance Specialty Holdings Ltd.	155,400	4,236,204
Everest Re Group Ltd.	49,700	3,131,100
Fidelity National Financial, Inc. Class A	213,500	3,121,370
Lincoln National Corp.	210,000	3,177,300
Marsh & McLennan Companies, Inc.	224,000	4,329,920
PartnerRe Ltd.	63,700	4,174,261
RenaissanceRe Holdings Ltd.	63,200	2,824,408
Unum Group	366,400	5,188,224
W.R. Berkley Corp.	156,500	4,144,120
		49,636,858
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 7.8%
Boston Properties, Inc.	79,400	$ 3,438,020
Camden Property Trust (SBI)	148,800	3,922,368
CapitalSource, Inc. (d)	852,897	3,104,545
CBL & Associates Properties, Inc. (d)	415,700	1,691,899
HRPT Properties Trust (SBI)	689,600	2,192,928
ProLogis Trust	288,900	2,891,889
Public Storage	85,600	5,296,072
SL Green Realty Corp.	129,000	2,026,590
Vornado Realty Trust	84,500	4,293,445
		28,857,756
TOTAL FINANCIALS		101,392,130
HEALTH CARE - 5.4%
Health Care Equipment & Supplies - 1.0%
Inverness Medical Innovations, Inc. (a)	77,400	1,893,978
Teleflex, Inc.	32,100	1,707,078
		3,601,056
Health Care Providers & Services - 1.9%
Humana, Inc. (a)	58,900	2,234,077
Lincare Holdings, Inc. (a)	75,200	1,808,560
Omnicare, Inc.	108,500	3,033,660
		7,076,297
Pharmaceuticals - 2.5%
Endo Pharmaceuticals Holdings, Inc. (a)	84,600	1,900,962
Forest Laboratories, Inc. (a)	161,000	4,031,440
Warner Chilcott Ltd. (a)	67,300	925,375
Watson Pharmaceuticals, Inc. (a)	94,500	2,577,960
		9,435,737
TOTAL HEALTH CARE		20,113,090
INDUSTRIALS - 7.4%
Aerospace & Defense - 2.0%
Alliant Techsystems, Inc. (a)	31,100	2,513,191
L-3 Communications Holdings, Inc.	34,600	2,734,092
Precision Castparts Corp.	34,500	2,240,775
		7,488,058
Airlines - 1.5%
Continental Airlines, Inc. Class B (a)	131,800	1,775,346
Delta Air Lines, Inc. (a)	334,158	2,305,690
UAL Corp.	155,500	1,467,920
		5,548,956
Building Products - 0.7%
Owens Corning (a)	201,500	2,688,010

	Shares	Value
Electrical Equipment - 1.3%
Cooper Industries Ltd. Class A	84,700	$ 2,279,277
Thomas & Betts Corp. (a)	109,100	2,333,649
		4,612,926
Industrial Conglomerates - 0.8%
McDermott International, Inc. (a)	173,100	1,795,047
Textron, Inc.	127,700	1,153,131
		2,948,178
Machinery - 1.1%
John Bean Technologies Corp.	200,000	1,940,000
Navistar International Corp. (a)	67,400	2,046,938
		3,986,938
TOTAL INDUSTRIALS		27,273,066
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.2%
ViaSat, Inc. (a)	43,278	959,040
Computers & Peripherals - 0.5%
NCR Corp. (a)	156,400	1,962,820
Electronic Equipment & Components - 1.3%
Ingram Micro, Inc. Class A (a)	210,600	2,584,062
Jabil Circuit, Inc.	365,000	2,124,300
		4,708,362
IT Services - 3.1%
Affiliated Computer Services, Inc. Class A (a)	90,300	4,141,158
Alliance Data Systems Corp. (a)	63,000	2,620,170
Computer Sciences Corp. (a)	126,100	4,645,524
		11,406,852
Software - 1.7%
Compuware Corp. (a)	325,200	2,113,800
Sybase, Inc. (a)	74,000	2,020,940
Symantec Corp. (a)	136,800	2,097,144
		6,231,884
TOTAL INFORMATION TECHNOLOGY		25,268,958
MATERIALS - 6.6%
Chemicals - 2.2%
Airgas, Inc.	73,900	2,609,409
Lubrizol Corp.	105,200	3,589,424
Terra Industries, Inc.	95,800	1,961,984
		8,160,817
Containers & Packaging - 2.4%
Pactiv Corp. (a)	158,200	3,420,284
Rock-Tenn Co. Class A	94,362	2,941,264
Temple-Inland, Inc.	457,800	2,595,726
		8,957,274
Metals & Mining - 2.0%
Carpenter Technology Corp.	172,100	2,839,650
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Cliffs Natural Resources, Inc.	77,300	$ 1,791,041
Reliance Steel & Aluminum Co.	125,800	2,783,954
		7,414,645
TOTAL MATERIALS		24,532,736
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
CenturyTel, Inc.	126,200	3,425,068
Embarq Corp.	95,200	3,400,544
		6,825,612
UTILITIES - 16.4%
Electric Utilities - 3.2%
Allegheny Energy, Inc.	82,800	2,752,272
Edison International	164,900	5,370,793
NV Energy, Inc.	351,500	3,771,595
		11,894,660
Gas Utilities - 0.9%
Questar Corp.	97,200	3,302,856
Independent Power Producers & Energy Traders - 3.1%
AES Corp. (a)	349,200	2,762,172
Mirant Corp. (a)	190,500	3,270,885
NRG Energy, Inc. (a)	224,300	5,239,648
		11,272,705
Multi-Utilities - 9.2%
CenterPoint Energy, Inc.	278,000	3,719,640
CMS Energy Corp. (d)	453,100	5,323,925
MDU Resources Group, Inc.	261,100	5,193,279

	Shares	Value
PG&E Corp.	234,400	$9,064,248
Sempra Energy	133,800	5,865,792
Wisconsin Energy Corp.	112,100	4,997,418
		34,164,302
TOTAL UTILITIES		60,634,523
TOTAL COMMON STOCKS (Cost $454,019,819)		367,052,376
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 0.78% (b)	3,549,948	3,549,948
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	27,872,925	27,872,925
TOTAL MONEY MARKET FUNDS (Cost $31,422,873)		31,422,873
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $485,442,692)	398,475,249
NET OTHER ASSETS - (7.7)%	(28,390,291)
NET ASSETS - 100%	$ 370,084,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,823
Fidelity Securities Lending Cash Central Fund	408,970
Total	$ 482,793
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 398,475,249	$ 398,475,249	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $142,309,837 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $101,684,929 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $25,961,886) - See accompanying schedule: Unaffiliated issuers (cost $454,019,819)	$ 367,052,376
Fidelity Central Funds (cost $31,422,873)	31,422,873
Total Investments (cost $485,442,692)		$ 398,475,249
Receivable for investments sold		3,389,524
Receivable for fund shares sold		493,876
Dividends receivable		285,154
Distributions receivable from Fidelity Central Funds		15,902
Prepaid expenses		5,107
Other receivables		11
Total assets		402,664,823

Liabilities
Payable for investments purchased	$ 3,844,375
Payable for fund shares redeemed	537,432
Accrued management fee	159,146
Distribution fees payable	4,220
Other affiliated payables	108,491
Other payables and accrued expenses	53,276
Collateral on securities loaned, at value	27,872,925
Total liabilities		32,579,865

Net Assets		$ 370,084,958
Net Assets consist of:
Paid in capital		$ 716,840,185
Accumulated undistributed net realized gain (loss) on investments		(259,787,784)
Net unrealized appreciation (depreciation) on investments		(86,967,443)
Net Assets		$ 370,084,958

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,404,206 ÷ 750,444 shares)	$ 8.53

Maximum offering price per share (100/94.25 of $8.53)	$ 9.05
Class T: Net Asset Value and redemption price per share ($2,412,713 ÷ 282,695 shares)	$ 8.53

Maximum offering price per share (100/96.50 of $8.53)	$ 8.84
Class B: Net Asset Value and offering price per share ($762,848 ÷ 89,443 shares)A	$ 8.53

Class C: Net Asset Value and offering price per share ($1,231,762 ÷ 144,956 shares)A	$ 8.50

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($358,379,880 ÷ 41,829,622 shares)	$ 8.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($893,549 ÷ 104,594 shares)	$ 8.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 10,672,104
Interest		4,223
Income from Fidelity Central Funds (including $408,970 from security lending)		482,793
Total income		11,159,120

Expenses
Management fee Basic fee	$ 3,410,941
Performance adjustment	(386,291)
Transfer agent fees	1,685,619
Distribution fees	61,677
Accounting and security lending fees	233,799
Custodian fees and expenses	31,049
Independent trustees' compensation	3,083
Registration fees	61,982
Audit	54,090
Legal	4,696
Interest	832
Miscellaneous	62,595
Total expenses before reductions	5,224,072
Expense reductions	(24,030)	5,200,042
Net investment income (loss)		5,959,078
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(224,093,527)
Change in net unrealized appreciation (depreciation) on investment securities		(76,632,308)
Net gain (loss)		(300,725,835)
Net increase (decrease) in net assets resulting from operations		$ (294,766,757)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,959,078	$ 4,221,007
Net realized gain (loss)	(224,093,527)	(3,216,421)
Change in net unrealized appreciation (depreciation)	(76,632,308)	(85,150,820)
Net increase (decrease) in net assets resulting from operations	(294,766,757)	(84,146,234)
Distributions to shareholders from net investment income	(6,653,128)	(3,037,015)
Distributions to shareholders from net realized gain	(337)	(37,140,454)
Total distributions	(6,653,465)	(40,177,469)
Share transactions - net increase (decrease)	(81,315,615)	198,288,449
Redemption fees	13,835	47,852
Total increase (decrease) in net assets	(382,722,002)	74,012,598

Net Assets
Beginning of period	752,806,960	678,794,362
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,465,714, respectively)	$ 370,084,958	$ 752,806,960

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.09	.03
Net realized and unrealized gain (loss)	(6.47)	(1.78)
Total from investment operations	(6.38)	(1.75)
Distributions from net investment income	(.14)	(.06)
Distributions from net realized gain	- J	(.77)
Total distributions	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 8.53	$ 15.05
Total Return B, C, D	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.12%	1.14% A
Expenses net of fee waivers, if any	1.12%	1.14% A
Expenses net of all reductions	1.12%	1.13% A
Net investment income (loss)	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,404	$ 7,445
Portfolio turnover rate G	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.06	(.02)
Net realized and unrealized gain (loss)	(6.46)	(1.76)
Total from investment operations	(6.40)	(1.78)
Distributions from net investment income	(.11)	(.04)
Distributions from net realized gain	-	(.77)
Total distributions	(.11)	(.81)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.53	$ 15.04
Total Return B, C	(42.57)%	(10.46)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.38%	1.39% A
Expenses net of fee waivers, if any	1.38%	1.39% A
Expenses net of all reductions	1.38%	1.39% A
Net investment income (loss)	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,413	$ 3,714
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) D	(.01)	(.10)
Net realized and unrealized gain (loss)	(6.40)	(1.76)
Total from investment operations	(6.41)	(1.86)
Distributions from net investment income	(.05)	(.01)
Distributions from net realized gain	-	(.77)
Total distributions	(.05)	(.78)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.53	$ 14.99
Total Return B, C	(42.79)%	(10.88)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.87%	1.89% A
Expenses net of fee waivers, if any	1.87%	1.89% A
Expenses net of all reductions	1.87%	1.89% A
Net investment income (loss)	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 763	$ 1,304
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) D	- I	(.10)
Net realized and unrealized gain (loss)	(6.41)	(1.77)
Total from investment operations	(6.41)	(1.87)
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	-	(.77)
Total distributions	(.07)	(.78)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.50	$ 14.98
Total ReturnB, C	(42.79)%	(10.94)%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.86%	1.90% A
Expenses net of fee waivers, if any	1.86%	1.90% A
Expenses net of all reductions	1.86%	1.90% A
Net investment income (loss)	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,232	$ 1,658
Portfolio turnover rateF	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 17.18	$ 15.65	$ 14.14	$ 12.32
Income from Investment Operations
Net investment income (loss) B	.13	.08	.09	.16 E	.08
Net realized and unrealized gain (loss)	(6.49)	(1.34)	1.98	2.59	2.10
Total from investment operations	(6.36)	(1.26)	2.07	2.75	2.18
Distributions from net investment income	(.16)	(.06)	(.09)	(.10)	(.04)
Distributions from net realized gain	- G	(.77)	(.45)	(1.15)	(.32)
Total distributions	(.16)	(.83)	(.54)	(1.24) H	(.36)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.57	$ 15.09	$ 17.18	$ 15.65	$ 14.14
Total Return A	(42.19)%	(7.67)%	13.48%	19.97%	17.75%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.83%	.84%	.86%	.91%
Expenses net of fee waivers, if any	.84%	.82%	.84%	.86%	.91%
Expenses net of all reductions	.84%	.82%	.84%	.81%	.90%
Net investment income (loss)	.99%	.47%	.56%	1.08%E	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 358,380	$ 737,234	$ 678,794	$ 365,817	$ 153,231
Portfolio turnover rate D	268%	264%	187%	207%	196%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.24 per share is comprised of distributions from net investment income of $0.095 and distributions from net realized gain of $1.145 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.12	.07
Net realized and unrealized gain (loss)	(6.48)	(1.78)
Total from investment operations	(6.36)	(1.71)
Distributions from net investment income	(.16)	(.09)
Distributions from net realized gain	-	(.77)
Total distributions	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.54	$ 15.06
Total Return B, C	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.89% A
Expenses net of fee waivers, if any	.87%	.89% A
Expenses net of all reductions	.87%	.88% A
Net investment income (loss)	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 894	$ 1,452
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fund A

Large Cap Growth	-37.36%	-4.71%	-4.39%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Large Cap Growth, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Fidelity Large Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Edward Best, Portfolio Manager of Fidelity® Large Cap Growth Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year, the fund's Retail Class shares fell 37.36%, trailing the return of the Russell 1000 Growth Index. Poor stock picks in health care - particularly within equipment and services - and the capital goods segment were the two most significant detractors relative to the benchmark. While the fund was roughly sector neutral, industry positioning across most sectors was a negative, led by a slight overweighting in health care equipment/services and an underweighting in food-beverage/tobacco. On the upside, the fund benefited from strong stock selection in energy and financials. In financials, our holdings in diversified financials and banks buoyed the fund's performance. Having a modest cash position also was helpful in a down market. On an individual basis, four of the biggest detractors came from the health care equipment and services group. Managed care organizations WellPoint, UnitedHealth Group, Aetna and Cigna all saw their share prices drop during the period. Interpublic Group of Companies, an advertising and marketing services firm, also declined as investors became concerned about weakening ad volume in a recessionary environment. Global money transfer agent Western Union suffered from a decrease in the volume of transfers from the United States to Latin America, a key driver of its revenue. The fund also lost ground by not owning health care products manufacturer and distributor Abbott Laboratories, an index component that posted relatively strong performance. Conversely, the fund's top contributor was Accenture, an information technology and management consulting firm that benefited from the continued technology outsourcing trend. Timely ownership of oil refiners Sunoco and Tesoro, as well as integrated oil company Exxon Mobil, also boosted the fund's return. In health care, biotechnology products manufacturer Techne benefited from being less sensitive to the declining economic environment, while in food and staples retailing, supermarket chain Kroger outperformed. Some stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Fidelity Large Cap Growth Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
International Business Machines Corp.	5.1	4.9
Cisco Systems, Inc.	4.6	0.0
Microsoft Corp.	4.5	2.4
Gilead Sciences, Inc.	3.9	2.6
Genentech, Inc.	3.9	0.0
Wal-Mart Stores, Inc.	3.7	1.9
Accenture Ltd. Class A	3.3	3.4
Biogen Idec, Inc.	3.2	2.9
Express Scripts, Inc.	3.1	2.0
Linear Technology Corp.	3.1	3.1
	38.4
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.2	28.6
Health Care	16.8	13.9
Industrials	13.1	13.6
Consumer Staples	13.1	11.8
Consumer Discretionary	9.7	9.2
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 98.9%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	6.0%	** Foreign investments	3.8%

Annual Report

Fidelity Large Cap Growth Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.7%
Diversified Consumer Services - 0.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	7,700	$ 627,242
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	6,600	382,932
Household Durables - 0.8%
NVR, Inc. (a)	1,700	724,353
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	28,100	678,053
Media - 3.9%
Comcast Corp. Class A	164,700	2,412,855
Interpublic Group of Companies, Inc. (a)	182,900	609,057
Time Warner, Inc.	56,800	529,944
		3,551,856
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	16,800	717,528
Specialty Retail - 1.2%
Ross Stores, Inc.	37,600	1,106,192
Textiles, Apparel & Luxury Goods - 1.1%
Polo Ralph Lauren Corp. Class A	25,200	1,033,956
TOTAL CONSUMER DISCRETIONARY		8,822,112
CONSUMER STAPLES - 13.1%
Food & Staples Retailing - 8.7%
Costco Wholesale Corp.	43,600	1,963,308
Kroger Co.	114,200	2,569,500
Wal-Mart Stores, Inc.	71,100	3,350,232
		7,883,040
Food Products - 2.2%
Kellogg Co.	45,900	2,005,371
Household Products - 1.9%
Clorox Co.	4,600	230,690
Kimberly-Clark Corp.	16,900	869,843
Procter & Gamble Co.	11,500	626,750
		1,727,283
Personal Products - 0.3%
Herbalife Ltd.	13,600	278,936
TOTAL CONSUMER STAPLES		11,894,630
ENERGY - 9.6%
Energy Equipment & Services - 3.6%
ENSCO International, Inc.	18,600	508,896
Nabors Industries Ltd. (a)	66,800	731,460
Patterson-UTI Energy, Inc.	82,400	787,744
Rowan Companies, Inc.	72,700	920,382
Weatherford International Ltd. (a)	28,200	311,046
		3,259,528
Oil, Gas & Consumable Fuels - 6.0%
Chesapeake Energy Corp.	58,700	928,047

	Shares	Value
Plains Exploration & Production Co. (a)	14,600	$ 308,352
Sunoco, Inc.	58,700	2,718,984
Tesoro Corp.	88,200	1,519,686
		5,475,069
TOTAL ENERGY		8,734,597
FINANCIALS - 3.0%
Capital Markets - 0.3%
Charles Schwab Corp.	17,800	241,902
Insurance - 2.1%
AFLAC, Inc.	62,000	1,439,020
Axis Capital Holdings Ltd.	11,500	278,990
W.R. Berkley Corp.	8,600	227,728
		1,945,738
Thrifts & Mortgage Finance - 0.6%
Hudson City Bancorp, Inc.	45,200	524,320
TOTAL FINANCIALS		2,711,960
HEALTH CARE - 16.8%
Biotechnology - 11.7%
Amgen, Inc. (a)	12,300	674,655
Biogen Idec, Inc. (a)	60,100	2,923,865
Genentech, Inc. (a)	43,100	3,501,444
Gilead Sciences, Inc. (a)	69,700	3,538,669
		10,638,633
Health Care Providers & Services - 3.6%
Express Scripts, Inc. (a)	52,200	2,806,272
Quest Diagnostics, Inc.	9,700	478,695
		3,284,967
Life Sciences Tools & Services - 1.5%
Techne Corp.	22,500	1,349,325
TOTAL HEALTH CARE		15,272,925
INDUSTRIALS - 13.1%
Aerospace & Defense - 2.8%
Lockheed Martin Corp.	19,600	1,607,984
United Technologies Corp.	19,100	916,609
		2,524,593
Construction & Engineering - 2.1%
Fluor Corp. (d)	29,400	1,143,660
Foster Wheeler Ltd. (a)	37,200	742,884
		1,886,544
Electrical Equipment - 1.3%
Cooper Industries Ltd. Class A	44,200	1,189,422
Machinery - 3.3%
AGCO Corp. (a)	42,800	910,784
Dover Corp.	18,000	509,040
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	16,800	$ 895,608
Joy Global, Inc.	31,700	660,311
		2,975,743
Professional Services - 3.6%
Manpower, Inc.	26,300	748,498
Monster Worldwide, Inc. (a)	103,600	954,156
Robert Half International, Inc. (d)	96,400	1,633,980
		3,336,634
TOTAL INDUSTRIALS		11,912,936
INFORMATION TECHNOLOGY - 28.2%
Communications Equipment - 5.8%
Cisco Systems, Inc. (a)	279,200	4,179,624
QUALCOMM, Inc.	30,800	1,064,140
		5,243,764
Computers & Peripherals - 7.0%
Apple, Inc. (a)	10,000	901,300
International Business Machines Corp.	50,300	4,609,995
Western Digital Corp. (a)	58,100	852,908
		6,364,203
Internet Software & Services - 0.7%
Sohu.com, Inc. (a)	15,300	605,115
IT Services - 3.3%
Accenture Ltd. Class A	95,900	3,026,604
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp.	119,400	1,836,372
Linear Technology Corp.	118,200	2,768,244
		4,604,616
Software - 6.3%
Autodesk, Inc. (a)	59,800	990,288
Microsoft Corp.	240,900	4,119,390
Oracle Corp. (a)	38,100	641,223
		5,750,901
TOTAL INFORMATION TECHNOLOGY		25,595,203
MATERIALS - 3.3%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	4,400	221,320
E.I. du Pont de Nemours & Co.	10,300	236,488
Monsanto Co.	3,700	281,422
Praxair, Inc.	3,800	236,588
The Mosaic Co.	7,200	256,824
		1,232,642
Construction Materials - 0.2%
Vulcan Materials Co. (d)	4,400	217,624

	Shares	Value
Metals & Mining - 1.5%
Alcoa, Inc.	27,900	$ 217,341
Allegheny Technologies, Inc.	10,000	220,900
Freeport-McMoRan Copper & Gold, Inc. Class B	9,100	228,774
Nucor Corp.	5,700	232,503
Southern Copper Corp.	15,200	211,888
United States Steel Corp.	7,200	216,216
		1,327,622
Paper & Forest Products - 0.2%
Domtar Corp. (a)	146,100	217,689
TOTAL MATERIALS		2,995,577
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. (a)	190,300	190,300
Wireless Telecommunication Services - 0.3%
MetroPCS Communications, Inc. (a)	17,700	240,543
TOTAL TELECOMMUNICATION SERVICES		430,843
UTILITIES - 1.6%
Electric Utilities - 0.6%
Exelon Corp.	10,200	553,044
Gas Utilities - 0.2%
Equitable Resources, Inc.	6,300	215,649
Independent Power Producers & Energy Traders - 0.5%
Calpine Corp. (a)	32,600	241,566
Mirant Corp. (a)	12,800	219,776
		461,342
Multi-Utilities - 0.3%
Public Service Enterprise Group, Inc.	7,900	249,403
TOTAL UTILITIES		1,479,438
TOTAL COMMON STOCKS (Cost $107,148,307)		89,850,221
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	751,323	$ 751,323
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	1,861,500	1,861,500
TOTAL MONEY MARKET FUNDS (Cost $2,612,823)		2,612,823
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $109,761,130)	92,463,044
NET OTHER ASSETS - (1.8)%	(1,618,101)
NET ASSETS - 100%	$ 90,844,943
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,776
Fidelity Securities Lending Cash Central Fund	54,836
Total	$ 76,612
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 92,463,044	$ 92,463,044	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $35,247,593 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $10,434,621 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,765,540) - See accompanying schedule: Unaffiliated issuers (cost $107,148,307)	$ 89,850,221
Fidelity Central Funds (cost $2,612,823)	2,612,823
Total Investments (cost $109,761,130)		$ 92,463,044
Receivable for fund shares sold		349,437
Dividends receivable		11,873
Distributions receivable from Fidelity Central Funds		2,581
Prepaid expenses		1,014
Other receivables		2,080
Total assets		92,830,029

Liabilities
Payable for fund shares redeemed	$ 30,943
Accrued management fee	18,543
Distribution fees payable	2,828
Other affiliated payables	25,201
Other payables and accrued expenses	46,071
Collateral on securities loaned, at value	1,861,500
Total liabilities		1,985,086

Net Assets		$ 90,844,943
Net Assets consist of:
Paid in capital		$ 156,425,678
Accumulated undistributed net realized gain (loss) on investments		(48,282,649)
Net unrealized appreciation (depreciation) on investments		(17,298,086)
Net Assets		$ 90,844,943

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,159,185 ÷ 352,790 shares)	$ 6.12

Maximum offering price per share (100/94.25 of $6.12)	$ 6.49
Class T: Net Asset Value and redemption price per share ($819,817 ÷ 134,226 shares)	$ 6.11

Maximum offering price per share (100/96.50 of $6.11)	$ 6.33
Class B: Net Asset Value and offering price per share ($815,346 ÷ 133,788 shares)A	$ 6.09

Class C: Net Asset Value and offering price per share ($1,441,270 ÷ 237,945 shares)A	$ 6.06

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($85,331,915 ÷ 13,869,688 shares)	$ 6.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($277,410 ÷ 44,919 shares)	$ 6.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 1,415,057
Interest		2,236
Income from Fidelity Central Funds (including $54,836 from security lending)		76,612
Total income		1,493,905

Expenses
Management fee Basic fee	$ 694,776
Performance adjustment	(304,930)
Transfer agent fees	366,692
Distribution fees	24,175
Accounting and security lending fees	50,096
Custodian fees and expenses	11,825
Independent trustees' compensation	625
Registration fees	47,125
Audit	52,683
Legal	877
Miscellaneous	17,111
Total expenses before reductions	961,055
Expense reductions	(20,130)	940,925
Net investment income (loss)		552,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(39,614,848)
Change in net unrealized appreciation (depreciation) on investment securities		(12,538,618)
Net gain (loss)		(52,153,466)
Net increase (decrease) in net assets resulting from operations		$ (51,600,486)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 552,980	$ (131,322)
Net realized gain (loss)	(39,614,848)	10,237,592
Change in net unrealized appreciation (depreciation)	(12,538,618)	(21,747,840)
Net increase (decrease) in net assets resulting from operations	(51,600,486)	(11,641,570)
Distributions to shareholders from net investment income	(628,444)	-
Distributions to shareholders from net realized gain	-	(18,572,404)
Total distributions	(628,444)	(18,572,404)
Share transactions - net increase (decrease)	(9,063,301)	(1,164,336)
Total increase (decrease) in net assets	(61,292,231)	(31,378,310)

Net Assets
Beginning of period	152,137,174	183,515,484
End of period	$ 90,844,943	$ 152,137,174

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.02	(.03)
Net realized and unrealized gain (loss)	(3.71)	(.72)
Total from investment operations	(3.69)	(.75)
Distributions from net investment income	(.04)	-
Distributions from net realized gain	-	(1.25)
Total distributions	(.04)	(1.25)
Net asset value, end of period	$ 6.12	$ 9.85
Total Return B, C	(37.49)%	(6.99)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.01%	1.20% A
Expenses net of fee waivers, if any	1.01%	1.20% A
Expenses net of all reductions	1.01%	1.20% A
Net investment income (loss)	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,159	$ 1,302
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.01)	(.06)
Net realized and unrealized gain (loss)	(3.70)	(.69)
Total from investment operations	(3.71)	(.75)
Distributions from net investment income	(.03)	-
Distributions from net realized gain	-	(1.25)
Total distributions	(.03)	(1.25)
Net asset value, end of period	$ 6.11	$ 9.85
Total Return B, C	(37.71)%	(7.05)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.31%	1.47% A
Expenses net of fee waivers, if any	1.31%	1.47% A
Expenses net of all reductions	1.31%	1.47% A
Net investment income (loss)	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 820	$ 1,097
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.05)	(.12)
Net realized and unrealized gain (loss)	(3.69)	(.70)
Total from investment operations	(3.74)	(.82)
Distributions from net investment income	- I	-
Distributions from net realized gain	-	(1.20)
Total distributions	- I	(1.20)
Net asset value, end of period	$ 6.09	$ 9.83
Total Return B, C	(38.01)%	(7.62)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.76%	1.99% A
Expenses net of fee waivers, if any	1.76%	1.99% A
Expenses net of all reductions	1.76%	1.99% A
Net investment income (loss)	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 815	$ 543
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.04)	(.11)
Net realized and unrealized gain (loss)	(3.69)	(.70)
Total from investment operations	(3.73)	(.81)
Distributions from net investment income	(.03)	-
Distributions from net realized gain	-	(1.22)
Total distributions	(.03)	(1.22)
Net asset value, end of period	$ 6.06	$ 9.82
Total Return B, C	(37.98)%	(7.54)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.77%	1.96% A
Expenses net of fee waivers, if any	1.77%	1.96% A
Expenses net of all reductions	1.77%	1.96% A
Net investment income (loss)	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,441	$ 945
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 11.92	$ 11.82	$ 10.17	$ 9.21
Income from Investment Operations
Net investment income (loss) B	.04	(.01)	- I	.02 E	(.01) F
Net realized and unrealized gain (loss)	(3.73)	(.77)	.37	1.87	.97
Total from investment operations	(3.69)	(.78)	.37	1.89	.96
Distributions from net investment income	(.05)	-	(.01)	-	-
Distributions from net realized gain	-	(1.25)	(.26)	(.24)	-
Total distributions	(.05)	(1.25)	(.27)	(.24)	-
Redemption fees added to paid in capital B	-	-	- H, I	- I	- I
Net asset value, end of period	$ 6.15	$ 9.89	$ 11.92	$ 11.82	$ 10.17
Total Return A	(37.36)%	(7.26)%	3.20%	18.66%	10.42%
Ratios to Average Net Assets C, G
Expenses before reductions	.75%	1.03%	1.10%	1.12%	1.30%
Expenses net of fee waivers, if any	.74%	.99%	1.00%	1.00%	1.20%
Expenses net of all reductions	.74%	.98%	.99%	.94%	1.13%
Net investment income (loss)	.47%	(.07)%	.02%	.15% E	(.07)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,332	$ 147,864	$ 183,515	$ 157,513	$ 49,453
Portfolio turnover rate D	355%	428%	189%	268%	274%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The redemption fee was eliminated during the year ended January 31, 2007.

I Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) C	.04	- H
Net realized and unrealized gain (loss)	(3.72)	(.70)
Total from investment operations	(3.68)	(.70)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	-	(1.27)
Total distributions	(.02)	(1.27)
Net asset value, end of period	$ 6.18	$ 9.88
Total Return B	(37.29)%	(6.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.88% A
Expenses net of fee waivers, if any	.68%	.88% A
Expenses net of all reductions	.68%	.88% A
Net investment income (loss)	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 277	$ 386
Portfolio turnover rate E	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fund A

Mid Cap Growth	-47.09%	-7.50%	-4.46%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Mid Cap Growth, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Fidelity Mid Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Patrick Venanzi, Portfolio Manager of Fidelity® Mid Cap Growth Fund for most of the period covered by this report

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year, the fund's Retail Class shares fell 47.09%, trailing the -42.24% return of the Russell Midcap® Growth Index. Unfavorable stock picking almost across the board was the main driver of negative performance compared with the index. The fund's stock picks in industrials and information technology were especially detrimental, while stock selection in energy and materials hurt as well. Disappointing security selection in financials also held back our relative return, but that underperformance was somewhat tempered by favorable industry positioning within the sector - led by overweightings in insurance and banks. On an individual security basis, the fund was hurt by owning three out-of-benchmark companies in the solar industry: Canada's Timminco, Germany's Q-Cells and U.S.-based Evergreen Solar. Elsewhere, our out-of-index stake in American Apparel also was a negative, hurt by investors' perception that all retailers would be dragged down by the economic slowdown. Several of our energy holdings were costly, including: Weatherford International, an equipment and services provider to the energy industry; coal producer Peabody Energy; natural gas producer Chesapeake Energy; and oil and gas equipment manufacturer National Oilwell Varco. As commodity prices slid dramatically, I did not sell some of our energy names quickly enough, and our positioning detracted from the fund's return. In addition, the fluctuations in currency exchange rates hurt the fund's performance, dragging down the returns of our foreign holdings. Conversely, stock selection in health care added relative value, as did holding an above-average position in cash in a down market. Our holdings in consumer staples and consumer discretionary also contributed, but our relative weightings in these sectors erased the gains. Timely ownership of coal supplier Alpha Natural Resources made the fund's biggest individual contribution. An underweighting in multi-industry conglomerate Textron also was helpful. In health care, owning an out-of-index position in Myriad Genetics was a positive. This diagnostic and therapeutic product developer proved to be a fast grower in a slowing economy, and our holdings in the stock doubled in value during the period. Lastly, timely ownership of diversified financials firm Morgan Stanley gave a small boost to performance. Some stocks mentioned were sold by period end.

Note to shareholders: Steven Calhoun became Portfolio Manager of Fidelity Mid Cap Growth Fund on January 23, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Growth Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
AMAG Pharmaceuticals, Inc.	3.7	0.3
DeVry, Inc.	3.2	0.0
The DIRECTV Group, Inc.	2.6	0.0
Autonomy Corp. PLC	2.3	0.0
St. Jude Medical, Inc.	2.1	0.0
Express Scripts, Inc.	2.1	0.4
IHS, Inc. Class A	2.1	0.3
ArthroCare Corp.	2.0	0.0
Heckmann Corp.	2.0	0.5
Morgan Stanley	1.9	0.0
	24.0
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.4	14.7
Information Technology	19.6	19.1
Consumer Discretionary	18.6	13.4
Industrials	12.2	16.2
Energy	7.6	13.6
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 97.3%		Stocks 97.3%
	Convertible Securities 0.5%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	10.7%	** Foreign investments	17.1%

Annual Report

Fidelity Mid Cap Growth Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 1.0%
The Goodyear Tire & Rubber Co. (a)	227,800	$ 1,405,526
Diversified Consumer Services - 4.5%
DeVry, Inc.	83,300	4,463,214
Strayer Education, Inc.	8,600	1,861,298
		6,324,512
Hotels, Restaurants & Leisure - 2.9%
Buffalo Wild Wings, Inc. (a)	16,100	361,606
Burger King Holdings, Inc.	72,889	1,621,780
Las Vegas Sands Corp. warrants 11/16/13 (a)	17,300	747,360
Wendy's/Arby's Group, Inc.	262,500	1,323,000
		4,053,746
Household Durables - 1.4%
Mohawk Industries, Inc. (a)	62,000	1,990,820
Media - 2.6%
The DIRECTV Group, Inc. (a)	166,600	3,648,540
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	34,700	1,482,037
Specialty Retail - 4.7%
Best Buy Co., Inc.	73,600	2,062,272
Lowe's Companies, Inc.	111,800	2,042,586
O'Reilly Automotive, Inc. (a)	55,500	1,613,385
Staples, Inc.	54,900	875,106
		6,593,349
TOTAL CONSUMER DISCRETIONARY		25,498,530
CONSUMER STAPLES - 3.9%
Beverages - 2.0%
Heckmann Corp. (a)(d)	550,000	2,849,000
Food & Staples Retailing - 1.9%
BJ's Wholesale Club, Inc. (a)	46,200	1,325,016
Costco Wholesale Corp.	29,700	1,337,391
		2,662,407
TOTAL CONSUMER STAPLES		5,511,407
ENERGY - 7.6%
Energy Equipment & Services - 6.1%
FMC Technologies, Inc. (a)	50,000	1,479,500
IHS, Inc. Class A (a)	65,900	2,886,420
National Oilwell Varco, Inc. (a)	55,000	1,454,200
Noble Corp.	77,600	2,106,840
Smith International, Inc.	26,100	592,470
		8,519,430
Oil, Gas & Consumable Fuels - 1.5%
Denbury Resources, Inc. (a)	31,700	388,008

	Shares	Value
Hess Corp.	25,000	$ 1,390,250
Petrohawk Energy Corp. (a)	19,000	374,490
		2,152,748
TOTAL ENERGY		10,672,178
FINANCIALS - 5.5%
Capital Markets - 3.2%
Greenhill & Co., Inc.	28,200	1,833,564
Morgan Stanley	135,700	2,745,211
		4,578,775
Insurance - 1.0%
Validus Holdings Ltd.	62,900	1,435,378
Real Estate Investment Trusts - 1.3%
Chimera Investment Corp.	537,300	1,773,090
TOTAL FINANCIALS		7,787,243
HEALTH CARE - 24.9%
Biotechnology - 6.7%
Acorda Therapeutics, Inc. (a)(d)	15,000	367,950
Alexion Pharmaceuticals, Inc. (a)	13,000	479,310
Amylin Pharmaceuticals, Inc. (a)	49,100	567,596
BioMarin Pharmaceutical, Inc. (a)	53,600	1,032,336
Cephalon, Inc. (a)	27,200	2,099,296
GTx, Inc. (a)(d)	60,600	669,024
Isis Pharmaceuticals, Inc. (a)	53,400	754,542
Myriad Genetics, Inc. (a)	17,300	1,290,061
OSI Pharmaceuticals, Inc. (a)	20,800	740,480
Vertex Pharmaceuticals, Inc. (a)	45,000	1,487,250
		9,487,845
Health Care Equipment & Supplies - 8.0%
ArthroCare Corp. (a)	416,725	2,883,737
Conceptus, Inc. (a)	48,800	700,768
Cyberonics, Inc. (a)	84,300	1,297,377
Edwards Lifesciences Corp. (a)	26,800	1,540,732
Masimo Corp. (a)	28,400	788,668
NuVasive, Inc. (a)	4,165	155,521
St. Jude Medical, Inc. (a)	82,200	2,989,614
TranS1, Inc. (a)	154,156	963,475
		11,319,892
Health Care Providers & Services - 3.5%
athenahealth, Inc. (a)	22,400	808,192
CardioNet, Inc.	37,000	839,160
Express Scripts, Inc. (a)	55,500	2,983,680
Hanger Orthopedic Group, Inc. (a)	23,950	326,918
		4,957,950
Life Sciences Tools & Services - 4.8%
AMAG Pharmaceuticals, Inc. (a)	147,000	5,181,749
Illumina, Inc. (a)	30,500	834,480
QIAGEN NV (a)	43,800	751,170
		6,767,399
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.9%
Allergan, Inc.	37,000	$ 1,410,440
BioMimetic Therapeutics, Inc. (a)	44,300	357,501
XenoPort, Inc. (a)	32,700	854,124
		2,622,065
TOTAL HEALTH CARE		35,155,151
INDUSTRIALS - 12.2%
Airlines - 0.9%
Allegiant Travel Co. (a)	37,400	1,337,424
Construction & Engineering - 1.4%
Quanta Services, Inc. (a)	92,600	1,979,788
Electrical Equipment - 3.1%
First Solar, Inc. (a)	10,200	1,456,560
Ocean Power Technologies, Inc. (a)	95,950	620,797
Sunpower Corp. Class B (a)	59,470	1,571,197
Vestas Wind Systems AS (a)	15,300	747,373
		4,395,927
Machinery - 3.4%
Cummins, Inc.	57,800	1,386,044
Energy Recovery, Inc.	54,100	338,125
Navistar International Corp. (a)	52,300	1,588,351
PACCAR, Inc.	57,500	1,517,425
		4,829,945
Professional Services - 2.0%
FTI Consulting, Inc. (a)	33,800	1,386,138
Huron Consulting Group, Inc. (a)	27,800	1,389,444
		2,775,582
Road & Rail - 1.1%
Old Dominion Freight Lines, Inc. (a)	59,000	1,479,720
Transportation Infrastructure - 0.3%
Aegean Marine Petroleum Network, Inc.	25,800	441,438
TOTAL INDUSTRIALS		17,239,824
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 3.0%
Comtech Telecommunications Corp. (a)	4,620	179,256
Corning, Inc.	143,500	1,450,785
Infinera Corp. (a)	26,322	180,569
Juniper Networks, Inc. (a)	172,200	2,438,352
		4,248,962
Electronic Equipment & Components - 1.8%
BYD Co. Ltd. (H Shares)	300,000	559,133
Digital Ally, Inc. (a)(d)	569,596	1,714,484
Diploma PLC	196,800	328,085
		2,601,702

	Shares	Value
Internet Software & Services - 1.0%
Omniture, Inc. (a)	153,900	$ 1,398,951
IT Services - 3.5%
Cognizant Technology Solutions Corp. Class A (a)	108,700	2,035,951
Lender Processing Services, Inc.	53,200	1,378,944
MasterCard, Inc. Class A	11,000	1,493,580
		4,908,475
Semiconductors & Semiconductor Equipment - 6.0%
ASML Holding NV (NY Shares)	28,200	466,428
Broadcom Corp. Class A (a)	85,900	1,361,515
Cymer, Inc. (a)	18,000	367,200
Globe Specialty Metals, Inc. (Reg. S) (a)	52,000	338,000
Lam Research Corp. (a)	31,600	638,636
Marvell Technology Group Ltd. (a)	222,200	1,619,838
MEMC Electronic Materials, Inc. (a)	105,200	1,430,720
NVIDIA Corp. (a)	177,400	1,410,330
Varian Semiconductor Equipment Associates, Inc. (a)	43,800	833,952
		8,466,619
Software - 4.3%
Autonomy Corp. PLC (a)	204,000	3,235,271
McAfee, Inc. (a)	49,000	1,494,010
VMware, Inc. Class A (a)	63,900	1,322,730
		6,052,011
TOTAL INFORMATION TECHNOLOGY		27,676,720
MATERIALS - 2.6%
Metals & Mining - 2.6%
Agnico-Eagle Mines Ltd.	31,300	1,672,431
Timminco Ltd. (a)(d)	126,100	355,921
Yamana Gold, Inc.	200,000	1,621,732
		3,650,084
TELECOMMUNICATION SERVICES - 2.2%
Wireless Telecommunication Services - 2.2%
Crown Castle International Corp. (a)	78,700	1,536,224
SBA Communications Corp. Class A (a)	81,100	1,613,890
		3,150,114
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
NRG Energy, Inc. (a)	12,000	280,320
TOTAL COMMON STOCKS (Cost $147,537,384)		136,621,571
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp. Series A 10.00% (Cost $1,165,870)	17,300	$ 731,790
Convertible Bonds - 0.5%
Principal Amount
HEALTH CARE - 0.5%
Biotechnology - 0.5%
Amylin Pharmaceuticals, Inc. 3% 6/15/14 (Cost $644,960)	$ 1,250,000	624,875
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	5,805,550	$ 5,805,550
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	1,490,015	1,490,015
TOTAL MONEY MARKET FUNDS (Cost $7,295,565)		7,295,565
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $156,643,779)	145,273,801
NET OTHER ASSETS - (3.0)%	(4,173,749)
NET ASSETS - 100%	$ 141,100,052
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 96,865
Fidelity Securities Lending Cash Central Fund	497,729
Total	$ 594,594
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 145,273,801	$ 142,610,643	$ 1,184,008	$ 1,479,150
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 0
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(250,850)
Cost of Purchases	1,730,000
Proceeds of Sales	0
Amortization/Accretion	0
Transfer in/out of Level 3	0
Ending Balance	$ 1,479,150

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.3%
Canada	2.6%
United Kingdom	2.5%
Bermuda	2.1%
Cayman Islands	1.5%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $66,505,555 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $68,788,558 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,422,131) - See accompanying schedule: Unaffiliated issuers (cost $149,348,214)	$ 137,978,236
Fidelity Central Funds (cost $7,295,565)	7,295,565
Total Investments (cost $156,643,779)		$ 145,273,801
Cash		50,279
Foreign currency held at value (cost $26,386)		25,907
Receivable for investments sold		10,558,969
Receivable for fund shares sold		358,241
Dividends receivable		83,293
Interest receivable		4,594
Distributions receivable from Fidelity Central Funds		17,545
Prepaid expenses		1,860
Other receivables		6,372
Total assets		156,380,861

Liabilities
Payable for investments purchased	$ 12,661,944
Payable for fund shares redeemed	290,174
Accrued management fee	8,027
Distribution fees payable	1,527
Other affiliated payables	40,640
Other payables and accrued expenses	788,482
Collateral on securities loaned, at value	1,490,015
Total liabilities		15,280,809

Net Assets		$ 141,100,052
Net Assets consist of:
Paid in capital		$ 292,595,406
Undistributed net investment income		20,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,136,239)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,379,447)
Net Assets		$ 141,100,052

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,623,228 ÷ 254,596 shares)	$ 6.38

Maximum offering price per share (100/94.25 of $6.38)	$ 6.77
Class T: Net Asset Value and redemption price per share ($790,106 ÷ 124,129 shares)	$ 6.37

Maximum offering price per share (100/96.50 of $6.37)	$ 6.60
Class B: Net Asset Value and offering price per share ($245,147 ÷ 38,754 shares)A	$ 6.33

Class C: Net Asset Value and offering price per share ($699,245 ÷ 110,494 shares)A	$ 6.33

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($137,633,278 ÷ 21,519,828 shares)	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($109,048 ÷ 17,038 shares)	$ 6.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 2,300,949
Interest		75,658
Income from Fidelity Central Funds (including $497,729 from security lending)		594,594
Total income		2,971,201

Expenses
Management fee Basic fee	$ 1,354,812
Performance adjustment	(723,709)
Transfer agent fees	715,143
Distribution fees	21,259
Accounting and security lending fees	97,677
Custodian fees and expenses	32,986
Independent trustees' compensation	1,239
Registration fees	51,748
Audit	59,667
Legal	1,787
Interest	15,528
Miscellaneous	59,406
Total expenses before reductions	1,687,543
Expense reductions	(38,126)	1,649,417
Net investment income (loss)		1,321,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(120,053,719)
Foreign currency transactions	56,316
Total net realized gain (loss)		(119,997,403)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,546,433)
Assets and liabilities in foreign currencies	(11,378)
Total change in net unrealized appreciation (depreciation)		(11,557,811)
Net gain (loss)		(131,555,214)
Net increase (decrease) in net assets resulting from operations		$ (130,233,430)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,321,784	$ (525,556)
Net realized gain (loss)	(119,997,403)	13,597,312
Change in net unrealized appreciation (depreciation)	(11,557,811)	(50,633,687)
Net increase (decrease) in net assets resulting from operations	(130,233,430)	(37,561,931)
Distributions to shareholders from net investment income	(1,335,128)	-
Distributions to shareholders from net realized gain	-	(21,909,497)
Total distributions	(1,355,128)	(21,909,497)
Share transactions - net increase (decrease)	(32,388,361)	(76,821,412)
Redemption fees	11,892	26,012
Total increase (decrease) in net assets	(163,945,027)	(136,266,828)

Net Assets
Beginning of period	305,045,079	441,311,907
End of period (including undistributed net investment income of $20,332 and $0, respectively)	$ 141,100,052	$ 305,045,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	.03	(.05)
Net realized and unrealized gain (loss)	(5.79)	(1.30)
Total from investment operations	(5.76)	(1.35)
Distributions from net investment income	(.05)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.38	$ 12.19
Total Return B, C, D	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	1.10% A
Expenses net of fee waivers, if any	.95%	1.10% A
Expenses net of all reductions	.94%	1.10% A
Net investment income (loss)	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,623	$ 1,936
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended January 31,

2009

2008 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	- K	(.09)
Net realized and unrealized gain (loss)	(5.75)	(1.31)
Total from investment operations	(5.75)	(1.40)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.02)	(.79)
Redemption fees added to paid in capital E, K	-	-
Net asset value, end of period	$ 6.37	$ 12.14
Total Return B, C, D	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.23%	1.36% A
Expenses net of fee waivers, if any	1.23%	1.36% A
Expenses net of all reductions	1.22%	1.36% A
Net investment income (loss)	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 790	$ 591
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	(.16)
Net realized and unrealized gain (loss)	(5.71)	(1.29)
Total from investment operations	(5.76)	(1.45)
Distributions from net realized gain	-	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.33	$ 12.09
Total Return B, C, D	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.85% A
Expenses net of all reductions	1.69%	1.85% A
Net investment income (loss)	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 245	$ 414
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.04)	(.15)
Net realized and unrealized gain (loss)	(5.72)	(1.30)
Total from investment operations	(5.76)	(1.45)
Distributions from net realized gain	-	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.33	$ 12.09
Total Return B, C, D	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.69%	1.85% A
Expenses net of fee waivers, if any	1.69%	1.85% A
Expenses net of all reductions	1.68%	1.85% A
Net investment income (loss)	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 699	$ 697
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 14.31	$ 14.38	$ 11.58	$ 10.63
Income from Investment Operations
Net investment income (loss) B	.06	(.02)	(.04)	.01 E	(.03) F
Net realized and unrealized gain (loss)	(5.81)	(1.29)	.15	3.09	1.15
Total from investment operations	(5.75)	(1.31)	.11	3.10	1.12
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	-	(.79)	(.18)	(.30)	(.17)
Total distributions	(.06)	(.79)	(.18)	(.30)	(.17)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 6.40	$ 12.21	$ 14.31	$ 14.38	$ 11.58
Total Return A	(47.09)%	(9.68)%	.80%	27.15%	10.55%
Ratios to Average Net Assets C, G
Expenses before reductions	.69%	.83%	1.02%	1.04%	1.02%
Expenses net of fee waivers, if any	.68%	.81%	1.00%	1.00%	1.02%
Expenses net of all reductions	.67%	.81%	.99%	.95%	.99%
Net investment income (loss)	.55%	(.12)%	(.33)%	.07% E	(.31)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,633	$ 301,225	$ 441,312	$ 349,982	$ 77,658
Portfolio turnover rate D	220%	245%	178%	173%	220%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	.07	-I
Net realized and unrealized gain (loss)	(5.82)	(1.32)
Total from investment operations	(5.75)	(1.32)
Distributions from net investment income	(.07)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 12.22
Total ReturnB, C	(47.09)%	(9.74)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.59%	.72%A
Expenses net of fee waivers, if any	.59%	.72%A
Expenses net of all reductions	.59%	.72%A
Net investment income (loss)	.64%	(.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109	$ 182
Portfolio turnover rateF	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2009

1. Organization.

Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (the Funds) are funds of Fidelity Devonshire Trust (the trust) and are authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management company organized as a Massachusetts business trust. The Funds offer Class A, Class T, Class B, Class C, Institutional Class and Large Cap Value, Mid Cap Value, Large Cap Growth and Mid Cap Growth shares, respectively, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of January 31, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Large Cap Value Fund	$ 1,243,124,566	$ 46,300,187	$ (322,843,422)	$ (276,543,235)
Fidelity Mid Cap Value Fund	501,235,701	12,645,346	(115,405,798)	(102,760,452)
Fidelity Large Cap Growth Fund	112,361,566	2,551,219	(22,449,741)	(19,898,522)
Fidelity Mid Cap Growth Fund	161,475,041	4,616,193	(20,817,433)	(16,201,240)
	Undistributed Ordinary Income	Capital Loss Carryforward
Fidelity Large Cap Value Fund	$ 945,223	$ (321,741,584)
Fidelity Mid Cap Value Fund	-	(142,309,837)
Fidelity Large Cap Growth Fund	-	(35,247,593)
Fidelity Mid Cap Growth Fund	-	(66,505,555)

The tax character of distributions paid was as follows:

January 31, 2009
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 22,112,922	$ -	$ 22,112,922
Fidelity Mid Cap Value Fund	6,653,128	337	6,653,465
Fidelity Large Cap Growth Fund	628,444	-	628,444
Fidelity Mid Cap Growth Fund	1,335,128	-	1,335,128
January 31, 2008
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 37,304,898	$ 67,715,379	$ 105,020,277
Fidelity Mid Cap Value Fund	10,958,373	29,219,096	40,177,469
Fidelity Large Cap Growth Fund	6,193,151	12,379,253	18,572,404
Fidelity Mid Cap Growth Fund	-	21,909,497	21,909,497

Short-Term Trading (Redemption) Fees. Shares held in the Fidelity Mid Cap Value Fund and Fidelity Mid Cap Growth Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Value Fund	3,340,322,682	3,189,537,159
Fidelity Mid Cap Value Fund	1,629,727,663	1,710,662,690
Fidelity Large Cap Growth Fund	440,896,903	450,146,194
Fidelity Mid Cap Growth Fund	525,894,185	561,819,193

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the funds is subject to a performance adjustment (up to a maximum +/- .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Large Cap Value Fund	.30%	.26%	.54%
Fidelity Mid Cap Value Fund	.30%	.26%	.50%
Fidelity Large Cap Growth Fund	.30%	.26%	.31%
Fidelity Mid Cap Growth Fund	.30%	.26%	.26%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Fidelity Large Cap Value Fund	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 43,064	$ 14,346
Class T	.25%	.25%	30,434	-
Class B	.75%	.25%	16,910	12,720
Class C	.75%	.25%	16,433	6,168
			$ 106,841	$ 33,234
Fidelity Mid Cap Value Fund
Class A	0%	.25%	$ 18,886	$ 6,695
Class T	.25%	.25%	17,208	117
Class B	.75%	.25%	10,321	7,832
Class C	.75%	.25%	15,262	7,190
			$ 61,677	$ 21,834
Fidelity Large Cap Growth Fund
Class A	0%	.25%	$ 4,188	$ 131
Class T	.25%	.25%	3,186	251
Class B	.75%	.25%	6,596	5,041
Class C	.75%	.25%	10,205	5,895
			$ 24,175	$ 11,318
Fidelity Mid Cap Growth Fund
Class A	0%	.25%	$ 5,340	$ 336
Class T	.25%	.25%	4,512	168
Class B	.75%	.25%	3,529	2,772
Class C	.75%	.25%	7,878	4,945
			$ 21,259	$ 8,221

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Fidelity Large Cap Value Fund	Retained by FDC
Class A	$ 16,372
Class T	3,028
Class B*	1,785
Class C*	670
$ 21,855
Fidelity Mid Cap Value Fund
Class A	$ 8,935
Class T	1,387
Class B*	3,300
Class C*	840
$ 14,462
Fidelity Large Cap Growth Fund
Class A	$ 6,358
Class T	837
Class B*	978
Class C*	478
$ 8,651
Fidelity Mid Cap Growth Fund
Class A	$ 3,531
Class T	762
Class B*	349
Class C*	413
$ 5,055

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

Fidelity Large Cap Value Fund	Amount	% of Average Net Assets
Class A	$ 56,112.33
Class T	24,168.40
Class B	8,115.48
Class C	5,290.32
Large Cap Value	3,398,717.27
Institutional Class	3,585.26
	$ 3,495,987
Fidelity Mid Cap Value Fund
Class A	$ 22,688.30
Class T	10,546.31
Class B	3,081.30
Class C	4,426.29
Mid Cap Value	1,640,844.28
Institutional Class	4,034.30
	$ 1,685,619

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Fidelity Large Cap Growth Fund	Amount	% of Average Net Assets
Class A	$ 4,979.30
Class T	2,198.35
Class B	2,007.30
Class C	3,140.31
Large Cap Growth	353,757.30
Institutional Class	611.22
	$ 366,692
Fidelity Mid Cap Growth Fund
Class A	$ 6,477.30
Class T	3,061.34
Class B	1,072.30
Class C	2,364.30
Mid Cap Growth	701,739.30
Institutional Class	430.20
	$ 715,143

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Large Cap Value Fund	$ 49,540
Fidelity Mid Cap Value Fund	20,434
Fidelity Large Cap Growth Fund	39,332
Fidelity Mid Cap Growth Fund	17,062

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Value Fund	Borrower	$ 22,119,400	3.14%	$ 9,651
Fidelity Mid Cap Value Fund	Borrower	6,865,500.73%		832

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Large Cap Value Fund	$ 2,980
Fidelity Mid Cap Value Fund	1,401
Fidelity Large Cap Growth Fund	284
Fidelity Mid Cap Growth Fund	565

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Mid Cap Growth Fund	$ 40,479,250	3.45%	$ 15,528

10. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement from Adviser
Fidelity Large Cap Value Fund
Class B	2.00%	$ 1,208

In addition, FMR voluntarily agreed to reimburse a portion of certain Fund's existing class' operating expenses. During the period, this reimbursement reduced certain Fund's existing class' expenses by the following amounts:

Reimbursement from Adviser
Fidelity Large Cap Value Fund
Large Cap Value	$ 18,780
Fidelity Mid Cap Value Fund
Mid Cap Value	19,225
Fidelity Large Cap Growth Fund
Large Cap Growth	17,248
Fidelity Mid Cap Growth Fund
Mid Cap Growth	17,132

Annual Report

10. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody Expense Reductions	Transfer Agent Expense Reductions

Fidelity Large Cap Value Fund	$ -	$ -	$ -
Large Cap Value	-	-	13,071
Institutional Class	-	-	1
Fidelity Mid Cap Value Fund	-	-	-
Class A	-	-	102
Mid Cap Value	-	-	4,684
Institutional Class	-	-	19
Fidelity Large Cap Growth Fund	-	-	-
Large Cap Growth	-	-	2,882
Fidelity Mid Cap Growth Fund	14,180	1,556	-
Mid Cap Growth	-	-	5,258

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Fidelity Large Cap Value Fund	$ 12,127
Fidelity Mid Cap Value Fund	23,107
Fidelity Large Cap Growth Fund	14,058
Fidelity Mid Cap Growth Fund	16,394

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2009	2008 A
Fidelity Large Cap Value Fund
From net investment income
Class A	$ 399,383	$ 75,483
Class T	87,114	44,031
Class B	18,848	824
Class C	36,670	4,115
Large Cap Value	21,539,806	14,152,017
Institutional Class	31,101	10,129
Total	$ 22,112,922	$ 14,286,599
From net realized gain
Class A	$ -	$ 372,920
Class T	-	317,190
Class B	-	97,442
Class C	-	51,607
Large Cap Value	-	89,854,195
Institutional Class	-	40,324
Total	$ -	$ 90,733,678
Fidelity Mid Cap Value Fund
From net investment income
Class A	$ 101,584	$ 18,691
Class T	33,331	5,836
Class B	3,956	259
Class C	10,614	66
Mid Cap Value	6,486,758	3,005,000
Institutional Class	16,885	7,163
Total	$ 6,653,128	$ 3,037,015
From net realized gain
Class A	$ 8	$ 176,774
Class T	-	106,263
Class B	-	46,244
Class C	-	67,330
Mid Cap Value	329	36,700,729
Institutional Class	-	43,114
Total	$ 337	$ 37,140,454
Fidelity Large Cap Growth Fund
From net investment income
Class A	$ 9,774	$ -
Class T	2,782	-
Class B	466	-
Class C	8,869	-
Large Cap Growth	606,381	-
Institutional Class	172	-
Total	$ 628,444	$ -
From net realized gain
Class A	$ -	$ 123,133
Class T	-	101,048
Class B	-	40,430
Class C	-	75,734
Large Cap Growth	-	18,196,705
Institutional Class	-	35,354
Total	$ -	$ 18,572,404

Annual Report

12. Distributions to Shareholders - continued

Years ended January 31,	2009	2008 A
Fidelity Mid Cap Growth Fund
From net investment income
Class A	$ 14,273	$ -
Class T	1,968	-
Mid Cap Growth	1,317,754	-
Institutional Class	1,133	-
Total	$ 1,335,128	$ -
From net realized gain
Class A	$ -	$ 100,774
Class T	-	34,957
Class B	-	25,358
Class C	-	40,118
Mid Cap Growth	-	21,697,261
Institutional Class	-	11,029
Total	$ -	$ 21,909,497

A Distributions for Classes A, T, B, C and Institutional Class are for the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Fidelity Large Cap Value Fund
Class A
Shares sold	2,638,195	1,045,290	$ 27,871,103	$ 16,232,942
Reinvestment of distributions	47,822	29,393	389,751	423,574
Shares redeemed	(409,267)	(352,749)	(4,315,737)	(5,365,826)
Net increase (decrease)	2,276,750	721,934	$ 23,945,117	$ 11,290,690
Class T
Shares sold	1,279,457	935,752	$ 11,375,150	$ 14,740,653
Reinvestment of distributions	9,970	24,935	81,353	359,076
Shares redeemed	(431,602)	(518,994)	(3,878,420)	(7,932,251)
Net increase (decrease)	857,825	441,693	$ 7,578,083	$ 7,167,478
Class B
Shares sold	271,854	315,386	$ 2,451,167	$ 4,951,665
Reinvestment of distributions	2,178	6,739	17,794	97,191
Shares redeemed	(66,302)	(184,721)	(798,370)	(2,835,906)
Net increase (decrease)	207,730	137,404	$ 1,670,591	$ 2,212,950
Class C
Shares sold	290,474	138,185	$ 2,829,293	$ 2,136,503
Reinvestment of distributions	3,943	3,506	32,014	50,496
Shares redeemed	(69,872)	(52,323)	(719,269)	(788,391)
Net increase (decrease)	224,545	89,368	$ 2,142,038	$ 1,398,608
Large Cap Value
Shares sold	45,983,905	52,779,386	$ 502,325,155	$ 813,954,360
Reinvestment of distributions	2,580,327	7,056,478	21,132,879	102,030,422
Shares redeemed	(36,697,448)	(40,898,915)	(409,090,614)	(619,081,485)
Net increase (decrease)	11,866,784	18,936,949	$ 114,367,420	$ 296,903,297
Institutional Class
Shares sold	164,623	92,735	$ 1,810,331	$ 1,397,015
Reinvestment of distributions	3,731	3,477	30,444	50,127
Shares redeemed	(73,670)	(17,951)	(824,931)	(257,652)
Net increase (decrease)	94,684	78,261	$ 1,015,844	$ 1,189,490

Annual Report

Notes to Financial Statements - continued

13. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Fidelity Mid Cap Value Fund
Class A
Shares sold	516,793	615,995	$ 6,454,575	$ 10,540,942
Reinvestment of distributions	10,427	11,024	91,240	178,558
Shares redeemed	(271,437)	(132,358)	(3,408,758)	(2,195,988)
Net increase (decrease)	255,783	494,661	$ 3,137,057	$ 8,523,512
Class T
Shares sold	149,480	325,063	$ 1,776,169	$ 5,643,056
Reinvestment of distributions	3,723	6,694	32,575	108,412
Shares redeemed	(117,537)	(84,728)	(1,390,148)	(1,422,111)
Net increase (decrease)	35,666	247,029	$ 418,596	$ 4,329,357
Class B
Shares sold	43,650	204,574	$ 477,470	$ 3,623,364
Reinvestment of distributions	435	2,791	3,806	45,364
Shares redeemed	(41,649)	(120,358)	(562,129)	(2,068,797)
Net increase (decrease)	2,436	87,007	$ (80,853)	$ 1,599,931
Class C
Shares sold	95,890	168,571	$ 1,109,702	$ 2,987,730
Reinvestment of distributions	1,126	3,136	9,818	50,659
Shares redeemed	(62,740)	(61,027)	(773,072)	(991,710)
Net increase (decrease)	34,276	110,680	$ 346,448	$ 2,046,679
Mid Cap Value
Shares sold	8,792,040	34,123,012	$ 111,146,935	$ 603,742,926
Reinvestment of distributions	714,638	2,338,406	6,274,689	38,409,538
Shares redeemed	(16,524,977)	(27,133,004)	(202,765,519)	(462,055,715)
Net increase (decrease)	(7,018,299)	9,328,414	$ (85,343,895)	$ 180,096,749
Institutional Class
Shares sold	120,307	102,472	$ 1,667,689	$ 1,790,525
Reinvestment of distributions	1,918	3,101	16,780	50,277
Shares redeemed	(114,042)	(9,162)	(1,477,437)	(148,581)
Net increase (decrease)	8,183	96,411	$ 207,032	$ 1,692,221
Fidelity Large Cap Growth Fund
Class A
Shares sold	414,086	165,474	$ 3,162,715	$ 1,900,337
Reinvestment of distributions	1,520	10,979	9,529	116,895
Shares redeemed	(194,988)	(44,281)	(1,396,004)	(486,246)
Net increase (decrease)	220,618	132,172	$ 1,776,240	$ 1,530,986
Class T
Shares sold	113,152	167,227	$ 859,518	$ 1,920,600
Reinvestment of distributions	433	9,490	2,713	101,048
Shares redeemed	(90,807)	(65,269)	(834,766)	(790,917)
Net increase (decrease)	22,778	111,448	$ 27,465	$ 1,230,731
Class B
Shares sold	104,839	55,847	$ 787,932	$ 636,287
Reinvestment of distributions	70	3,795	441	40,430
Shares redeemed	(26,358)	(4,405)	(226,449)	(49,003)
Net increase (decrease)	78,551	55,237	$ 561,924	$ 627,714
Class C
Shares sold	337,839	106,310	$ 2,280,306	$ 1,230,146
Reinvestment of distributions	776	6,439	4,819	68,402
Shares redeemed	(196,903)	(16,516)	(1,364,771)	(191,737)
Net increase (decrease)	141,712	96,233	$ 920,354	$ 1,106,811

Annual Report

13. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Large Cap Growth
Shares sold	5,900,959	5,794,783	$ 48,153,094	$ 66,845,422
Reinvestment of distributions	94,678	1,665,396	596,470	17,914,862
Shares redeemed	(7,073,256)	(7,903,937)	(61,097,033)	(90,877,571)
Net increase (decrease)	(1,077,619)	(443,758)	$ (12,347,469)	$ (6,117,287)
Institutional Class
Shares sold	45,727	38,550	$ 332,736	$ 453,557
Reinvestment of distributions	19	3,006	119	32,121
Shares redeemed	(39,895)	(2,488)	(334,670)	(28,969)
Net increase (decrease)	5,851	39,068	$ (1,815)	$ 456,709
Fidelity Mid Cap Growth Fund
Class A
Shares sold	232,383	165,234	$ 2,284,855	$ 2,326,735
Reinvestment of distributions	2,090	7,218	13,483	97,305
Shares redeemed	(138,772)	(13,557)	(1,175,054)	(186,849)
Net increase (decrease)	95,701	158,895	$ 1,123,284	$ 2,237,191
Class T
Shares sold	177,102	54,813	$ 1,789,056	$ 796,065
Reinvestment of distributions	305	2,601	1,968	34,957
Shares redeemed	(101,966)	(8,726)	(1,020,095)	(121,838)
Net increase (decrease)	75,441	48,688	$ 770,929	$ 709,184
Class B
Shares sold	26,179	35,917	$ 266,540	$ 516,488
Reinvestment of distributions	-	1,882	-	25,182
Shares redeemed	(21,641)	(3,583)	(226,101)	(47,283)
Net increase (decrease)	4,538	34,216	$ 40,439	$ 494,387
Class C
Shares sold	94,079	59,795	$ 898,155	$ 849,458
Reinvestment of distributions	-	2,811	-	37,643
Shares redeemed	(41,257)	(4,934)	(422,041)	(66,440)
Net increase (decrease)	52,822	57,672	$ 476,114	$ 820,661
Mid Cap Growth
Shares sold	6,489,256	7,994,956	$ 63,113,979	$ 114,388,509
Reinvestment of distributions	199,852	1,580,341	1,293,008	21,334,599
Shares redeemed	(9,840,394)	(15,751,578)	(99,239,788)	(217,016,915)
Net increase (decrease)	(3,151,286)	(6,176,281)	$ (34,832,801)	$ (81,293,807)
Institutional Class
Shares sold	22,665	14,080	$ 208,884	$ 199,943
Reinvestment of distributions	175	816	1,133	11,029
Shares redeemed	(20,698)	-	(176,343)	-
Net increase (decrease)	2,142	14,896	$ 33,674	$ 210,972

A Share transactions for classes A, T, B, C and Institutional Class are for the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 25, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December, 2008
Fidelity Large Cap Value Fund	100%
Fidelity Mid Cap Value Fund	94%
Fidelity Large Cap Growth Fund	100%
Fidelity Mid Cap Growth Fund	96%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December, 2008
Fidelity Large Cap Value Fund	100%
Fidelity Mid Cap Value Fund	100%
Fidelity Large Cap Growth Fund	100%
Fidelity Mid Cap Growth Fund	100%

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	19,168,714,035.81	95.156
Withheld	975,735,597.80	4.844
TOTAL	20,144,449,633.61	100.000
Dennis J. Dirks
Affirmative	19,240,086,030.73	95.511
Withheld	904,363,602.88	4.489
TOTAL	20,144,449,633.61	100.000
Edward C. Johnson 3d
Affirmative	19,112,872,629.50	94.879
Withheld	1,031,577,004.11	5.121
TOTAL	20,144,449,633.61	100.000
Alan J. Lacy
Affirmative	19,235,726,089.08	95.489
Withheld	908,723,544.53	4.511
TOTAL	20,144,449,633.61	100.000
Ned C. Lautenbach
Affirmative	19,222,897,529.62	95.425
Withheld	921,552,103.99	4.575
TOTAL	20,144,449,633.61	100.000
Joseph Mauriello
Affirmative	19,230,998,021.17	95.465
Withheld	913,451,612.44	4.535
TOTAL	20,144,449,633.61	100.000
Cornelia M. Small
Affirmative	19,230,719,307.28	95.464
Withheld	913,730,326.33	4.536
TOTAL	20,144,449,633.61	100.000
William S. Stavropoulos
Affirmative	19,176,025,996.91	95.193
Withheld	968,423,636.70	4.807
TOTAL	20,144,449,633.61	100.000
David M. Thomas
Affirmative	19,235,961,520.61	95.490
Withheld	908,488,113.00	4.510
TOTAL	20,144,449,633.61	100.000
Michael E. Wiley
Affirmative	19,227,633,661.54	95.449
Withheld	916,815,972.07	4.551
TOTAL	20,144,449,633.61	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,638,958,851.46	72.670
Against	4,052,976,662.82	20.120
Abstain	994,605,492.84	4.937
Broker Non-Votes	457,908,626.49	2.273
TOTAL	20,144,449,633.61	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations
Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

LMC-UANN-0309
1.789259.106

Fidelity Advisor Large Cap Value
Class A, Class T, Class B, and Class C

Fidelity Advisor Mid Cap Value
Class A, Class T, Class B, and Class C

Fidelity Advisor Large Cap Growth
Class A, Class T, Class B, and Class C

Fidelity Advisor Mid Cap Growth
Class A, Class T, Class B, and Class C
Funds

Annual Report

January 31, 2009

Each Class A, Class T, Class B, and Class C
are classes of
Fidelity® Large Cap Value,
Fidelity Mid Cap Value,
Fidelity Large Cap Growth, and
Fidelity Mid Cap Growth
Funds

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.

Fidelity Advisor Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investments Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Advisor Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Advisor Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Advisor Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 to January 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Fidelity Large Cap Value Fund
Class A	1.13%
Actual		$ 1,000.00	$ 627.30	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,019.46	$ 5.74
Class T	1.48%
Actual		$ 1,000.00	$ 626.80	$ 6.05
Hypothetical A		$ 1,000.00	$ 1,017.70	$ 7.51
Class B	2.00%
Actual		$ 1,000.00	$ 624.20	$ 8.17
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	1.88%
Actual		$ 1,000.00	$ 625.00	$ 7.68
Hypothetical A		$ 1,000.00	$ 1,015.69	$ 9.53
Large Cap Value	.82%
Actual		$ 1,000.00	$ 628.00	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Institutional Class	.82%
Actual		$ 1,000.00	$ 628.50	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Fidelity Mid Cap Value Fund
Class A	1.08%
Actual		$ 1,000.00	$ 604.50	$ 4.36
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48
Class T	1.33%
Actual		$ 1,000.00	$ 604.00	$ 5.36
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.75
Class B	1.81%
Actual		$ 1,000.00	$ 602.70	$ 7.29
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.17
Class C	1.82%
Actual		$ 1,000.00	$ 602.70	$ 7.33
Hypothetical A		$ 1,000.00	$ 1,015.99	$ 9.22
Mid Cap Value	.80%
Actual		$ 1,000.00	$ 605.80	$ 3.23
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06
Institutional Class	.83%
Actual		$ 1,000.00	$ 605.50	$ 3.35
Hypothetical A		$ 1,000.00	$ 1,020.96	$ 4.22
Fidelity Large Cap Growth Fund
Class A	.98%
Actual		$ 1,000.00	$ 663.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 4.98
Class T	1.28%
Actual		$ 1,000.00	$ 662.60	$ 5.35
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.50
Class B	1.72%
Actual		$ 1,000.00	$ 660.90	$ 7.18
Hypothetical A		$ 1,000.00	$ 1,016.49	$ 8.72
Class C	1.74%
Actual		$ 1,000.00	$ 661.30	$ 7.27
Hypothetical A		$ 1,000.00	$ 1,016.39	$ 8.82
Large Cap Growth	.69%
Actual		$ 1,000.00	$ 664.00	$ 2.89
Hypothetical A		$ 1,000.00	$ 1,021.67	$ 3.51
Institutional Class	.64%
Actual		$ 1,000.00	$ 664.80	$ 2.68
Hypothetical A		$ 1,000.00	$ 1,021.92	$ 3.25
Fidelity Mid Cap Growth Fund
Class A	.88%
Actual		$ 1,000.00	$ 553.90	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.47
Class T	1.20%
Actual		$ 1,000.00	$ 553.20	$ 4.69
Hypothetical A		$ 1,000.00	$ 1,019.10	$ 6.09
Class B	1.60%
Actual		$ 1,000.00	$ 551.90	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.09	$ 8.11
	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Class C	1.60%
Actual		$ 1,000.00	$ 551.40	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.09	$ 8.11
Mid Cap Growth	.57%
Actual		$ 1,000.00	$ 554.50	$ 2.23
Hypothetical A		$ 1,000.00	$ 1,022.27	$ 2.90
Institutional Class	.50%
Actual		$ 1,000.00	$ 554.10	$ 1.95
Hypothetical A		$ 1,000.00	$ 1,022.62	$ 2.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	-46.47%	-4.71%	-2.19%
Class T (incl. 3.50% sales charge) C	-45.33%	-4.37%	-1.95%
Class B (incl. contingent deferred sales charge) D	-46.49%	-4.23%	-1.61%
Class C (incl. contingent deferred sales charge) E	-44.20%	-3.85%	-1.58%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Value Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See above for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Large Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Large Cap Value Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year ending January 31, 2009, the fund's Class A, Class T, Class B and Class C shares declined 43.20%, 43.34%, 43.71% and 43.65%, respectively (excluding sales charges), trailing its benchmark, the Russell 1000 Value Index. During the period, most of the fund's sector weightings were kept in line with the benchmark index, except for financials, utilities and consumer staples, where modest underweightings were maintained, and information technology, where a slightly overweighted position was held. Because financials was the worst-performing sector in the index, the underweighting there helped relative results. However, the underweightings in utilities and consumer staples detracted from returns. The overweighting in information technology did not have a material impact on performance. The fund's investments in the utilities, energy, industrials and materials sectors were the biggest individual detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: coal and natural gas producer and out-of-benchmark holding Walter Industries; drill-rig operator Nabors Industries; Cummins, an out-of-index truck-engine manufacturer; steel producer United States Steel; investment bank Lehman Brothers, which was sold before the firm was liquidated; and meat distributor Tyson Foods. Nabors Industries, Cummins and U.S. Steel were also sold during the period. Conversely, stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Specifically, underweighting and ultimately selling off insurer American International Group (AIG) proved beneficial relative to the index, as did investments in real estate investment trust ProLogis, fast-food chain McDonald's, an underweighted position in industrial conglomerate General Electric, and various holdings in the technology hardware and equipment segment.

For the year ending January 31, 2009, the fund's Institutional Class shares declined 43.00%, trailing its benchmark, the Russell 1000 Value Index. During the period, most of the fund's sector weightings were kept in line with the benchmark index, except for financials, utilities and consumer staples, where modest underweightings were maintained, and information technology, where a slightly overweighted position was held. Because financials was the worst-performing sector in the index, the underweighting there helped relative results. However, the underweightings in utilities and consumer staples detracted from returns. The overweighting in information technology did not have a material impact on performance. The fund's investments in the utilities, energy, industrials and materials sectors were the biggest individual detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: coal and natural gas producer and out-of-benchmark holding Walter Industries; drill-rig operator Nabors Industries; Cummins, an out-of-index truck-engine manufacturer; steel producer United States Steel; investment bank Lehman Brothers, which was sold before the firm was liquidated; and meat distributor Tyson Foods. Nabors Industries, Cummins and U.S. Steel were also sold during the period. Conversely, stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Specifically, underweighting and ultimately selling off insurer American International Group (AIG) proved beneficial relative to the index, as did investments in real estate investment trust ProLogis, fast-food chain McDonald's, an underweighted position in industrial conglomerate General Electric, and various holdings in the technology hardware and equipment segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Fidelity Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	7.1	4.7
Chevron Corp.	4.0	2.9
Pfizer, Inc.	3.4	2.3
AT&T, Inc.	3.2	3.1
Procter & Gamble Co.	2.7	1.6
Wells Fargo & Co.	2.5	1.6
Amgen, Inc.	2.5	1.6
Wyeth	2.5	0.9
JPMorgan Chase & Co.	2.4	2.6
Verizon Communications, Inc.	2.4	1.9
	32.7
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	26.2
Energy	19.1	16.2
Health Care	14.3	11.7
Consumer Staples	9.7	7.9
Industrials	8.6	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 99.3%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	3.2%	** Foreign investments	7.1%

Annual Report

Fidelity Large Cap Value Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Hotels, Restaurants & Leisure - 1.1%
McDonald's Corp.	189,500	$ 10,994,790
Household Durables - 1.4%
Leggett & Platt, Inc.	411,600	5,140,884
Mohawk Industries, Inc. (a)	74,000	2,376,140
Snap-On, Inc.	21,100	636,798
Whirlpool Corp.	150,800	5,041,244
		13,195,066
Leisure Equipment & Products - 0.5%
Hasbro, Inc.	187,700	4,529,201
Media - 1.1%
Discovery Communications, Inc. Class C (a)	271,030	3,897,411
Liberty Media Corp. - Entertainment Class A (a)	360,600	6,617,010
		10,514,421
Multiline Retail - 0.8%
Macy's, Inc.	845,500	7,567,225
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	72,000	2,356,560
AutoZone, Inc. (a)	36,400	4,837,196
Sherwin-Williams Co.	97,400	4,650,850
		11,844,606
Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc. (a)	258,200	2,321,218
NIKE, Inc. Class B	160,600	7,267,150
Phillips-Van Heusen Corp.	264,100	5,023,182
VF Corp.	89,400	5,008,188
		19,619,738
TOTAL CONSUMER DISCRETIONARY		78,265,047
CONSUMER STAPLES - 9.7%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	243,800	3,539,976
Molson Coors Brewing Co. Class B	246,500	9,926,555
		13,466,531
Food & Staples Retailing - 2.5%
BJ's Wholesale Club, Inc. (a)(d)	225,300	6,461,604
Kroger Co.	427,800	9,625,500
SUPERVALU, Inc.	453,900	7,961,406
		24,048,510
Food Products - 2.2%
Archer Daniels Midland Co.	435,900	11,934,942
Ralcorp Holdings, Inc. (a)	48,000	2,842,560
The J.M. Smucker Co.	143,500	6,479,025
		21,256,527

	Shares	Value
Household Products - 2.7%
Procter & Gamble Co.	460,600	$ 25,102,700
Tobacco - 0.9%
Altria Group, Inc.	496,900	8,218,726
TOTAL CONSUMER STAPLES		92,092,994
ENERGY - 19.1%
Energy Equipment & Services - 1.6%
ENSCO International, Inc.	176,100	4,818,096
Rowan Companies, Inc.	371,400	4,701,924
Tidewater, Inc.	134,000	5,575,740
		15,095,760
Oil, Gas & Consumable Fuels - 17.5%
Chevron Corp.	536,500	37,833,980
ConocoPhillips	461,600	21,939,848
Exxon Mobil Corp.	892,600	68,266,048
Foundation Coal Holdings, Inc.	288,800	4,684,336
Frontier Oil Corp.	353,000	5,040,840
Sunoco, Inc.	231,800	10,736,976
Tesoro Corp.	495,800	8,542,634
Valero Energy Corp.	234,901	5,665,812
Walter Industries, Inc.	251,600	4,639,504
		167,349,978
TOTAL ENERGY		182,445,738
FINANCIALS - 19.7%
Capital Markets - 3.1%
Bank of New York Mellon Corp.	277,400	7,140,276
Goldman Sachs Group, Inc.	129,100	10,422,243
Morgan Stanley	382,100	7,729,883
State Street Corp.	176,300	4,102,501
		29,394,903
Commercial Banks - 4.9%
BB&T Corp. (d)	340,700	6,742,453
Huntington Bancshares, Inc.	851,700	2,452,896
PNC Financial Services Group, Inc.	317,900	10,338,108
SunTrust Banks, Inc.	272,100	3,335,946
Wells Fargo & Co.	1,289,200	24,365,880
		47,235,283
Consumer Finance - 0.6%
Capital One Financial Corp.	391,200	6,196,608
Diversified Financial Services - 4.0%
Bank of America Corp.	1,547,900	10,185,182
Citigroup, Inc.	1,356,200	4,814,510
JPMorgan Chase & Co.	902,400	23,020,224
		38,019,916
Insurance - 6.6%
ACE Ltd.	160,800	7,020,528
Axis Capital Holdings Ltd.	232,800	5,647,728
Berkshire Hathaway, Inc. Class B (a)	2,560	7,651,840
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Loews Corp.	472,400	$ 11,526,560
MetLife, Inc.	291,300	8,369,049
Prudential Financial, Inc.	253,200	6,519,900
The Travelers Companies, Inc.	269,700	10,421,208
W.R. Berkley Corp.	210,300	5,568,744
		62,725,557
Real Estate Investment Trusts - 0.5%
ProLogis Trust	303,700	3,040,037
SL Green Realty Corp.	107,200	1,684,112
		4,724,149
TOTAL FINANCIALS		188,296,416
HEALTH CARE - 14.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	442,400	24,265,640
Health Care Equipment & Supplies - 0.3%
Inverness Medical Innovations, Inc. (a)	132,200	3,234,934
Health Care Providers & Services - 3.1%
Humana, Inc. (a)	183,300	6,952,569
Lincare Holdings, Inc. (a)	167,400	4,025,970
Omnicare, Inc.	247,300	6,914,508
WellPoint, Inc. (a)	272,900	11,311,705
		29,204,752
Pharmaceuticals - 8.4%
Bristol-Myers Squibb Co.	272,700	5,838,507
Johnson & Johnson	310,100	17,889,669
Pfizer, Inc.	2,262,300	32,984,334
Wyeth	547,900	23,543,263
		80,255,773
TOTAL HEALTH CARE		136,961,099
INDUSTRIALS - 8.6%
Aerospace & Defense - 3.2%
Honeywell International, Inc.	155,200	5,092,112
Northrop Grumman Corp.	207,600	9,989,712
Raytheon Co.	112,700	5,704,874
United Technologies Corp.	202,500	9,717,975
		30,504,673
Airlines - 1.3%
AMR Corp. (a)	442,100	2,626,074
Continental Airlines, Inc. Class B (a)	280,248	3,774,941
Delta Air Lines, Inc. (a)	535,800	3,697,020
UAL Corp.	251,300	2,372,272
		12,470,307
Building Products - 0.4%
Owens Corning (a)	314,500	4,195,430

	Shares	Value
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	176,100	$ 4,738,851
Industrial Conglomerates - 2.6%
General Electric Co.	1,656,400	20,092,132
McDermott International, Inc. (a)	414,900	4,302,513
		24,394,645
Road & Rail - 0.6%
Union Pacific Corp.	130,300	5,705,837
TOTAL INDUSTRIALS		82,009,743
INFORMATION TECHNOLOGY - 3.3%
Computers & Peripherals - 1.2%
Dell, Inc. (a)	436,600	4,147,700
International Business Machines Corp.	53,000	4,857,450
NCR Corp. (a)	196,300	2,463,565
		11,468,715
Electronic Equipment & Components - 0.4%
Tyco Electronics Ltd.	270,700	3,833,112
IT Services - 1.1%
Accenture Ltd. Class A	155,900	4,920,204
Affiliated Computer Services, Inc. Class A (a)	77,500	3,554,150
Alliance Data Systems Corp. (a)	47,800	1,988,002
		10,462,356
Software - 0.6%
Symantec Corp. (a)	396,800	6,082,944
TOTAL INFORMATION TECHNOLOGY		31,847,127
MATERIALS - 3.3%
Chemicals - 0.5%
Airgas, Inc.	58,600	2,069,166
Lubrizol Corp.	80,900	2,760,308
		4,829,474
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	59,000	4,750,680
Containers & Packaging - 1.0%
Owens-Illinois, Inc. (a)	115,100	2,186,900
Pactiv Corp. (a)	201,300	4,352,106
Rock-Tenn Co. Class A	98,200	3,060,894
		9,599,900
Metals & Mining - 1.3%
Cliffs Natural Resources, Inc. (d)	212,000	4,912,040
Nucor Corp.	178,300	7,272,857
		12,184,897
TOTAL MATERIALS		31,364,951
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 6.1%
AT&T, Inc.	1,244,462	30,638,654
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Embarq Corp.	144,100	$ 5,147,252
Verizon Communications, Inc.	759,700	22,692,239
		58,478,145
UTILITIES - 7.0%
Electric Utilities - 4.0%
Allegheny Energy, Inc.	80,700	2,682,468
American Electric Power Co., Inc.	123,900	3,884,265
Entergy Corp.	109,600	8,369,056
Exelon Corp.	177,600	9,629,472
FirstEnergy Corp.	267,600	13,377,324
		37,942,585
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	257,400	2,036,034
NRG Energy, Inc. (a)	237,000	5,536,320
		7,572,354
Multi-Utilities - 2.2%
MDU Resources Group, Inc.	147,000	2,923,830
PG&E Corp.	328,700	12,710,829
Sempra Energy	121,500	5,326,560
		20,961,219
TOTAL UTILITIES		66,476,158
TOTAL COMMON STOCKS (Cost $1,141,573,857)		948,237,418
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	2,732,113	$ 2,732,113
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	15,611,800	15,611,800
TOTAL MONEY MARKET FUNDS (Cost $18,343,913)		18,343,913
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,159,917,770)	966,581,331
NET OTHER ASSETS - (1.2)%	(11,465,813)
NET ASSETS - 100%	$ 955,115,518
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 202,769
Fidelity Securities Lending Cash Central Fund	384,097
Total	$ 586,866
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 966,581,331	$ 966,581,331	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $321,741,584 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $138,118,882 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,726,086) - See accompanying schedule: Unaffiliated issuers (cost $1,141,573,857)	$ 948,237,418
Fidelity Central Funds (cost $18,343,913)	18,343,913
Total Investments (cost $1,159,917,770)		$ 966,581,331
Receivable for investments sold		24,269,906
Receivable for fund shares sold		1,483,800
Dividends receivable		1,998,758
Distributions receivable from Fidelity Central Funds		15,266
Prepaid expenses		11,843
Other receivables		1,096
Total assets		994,362,000

Liabilities
Payable for investments purchased	$ 21,264,274
Payable for fund shares redeemed	1,612,003
Accrued management fee	400,856
Distribution fees payable	10,662
Other affiliated payables	278,654
Other payables and accrued expenses	68,233
Collateral on securities loaned, at value	15,611,800
Total liabilities		39,246,482

Net Assets		$ 955,115,518
Net Assets consist of:
Paid in capital		$ 1,690,573,995
Undistributed net investment income		945,223
Accumulated undistributed net realized gain (loss) on investments		(543,067,261)
Net unrealized appreciation (depreciation) on investments		(193,336,439)
Net Assets		$ 955,115,518

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,577,065 ÷ 2,998,684 shares)	$ 7.53

Maximum offering price per share (100/94.25 of $7.53)	$ 7.99
Class T: Net Asset Value and redemption price per share ($9,791,958 ÷ 1,299,518 shares)	$ 7.54

Maximum offering price per share (100/96.50 of $7.54)	$ 7.81
Class B: Net Asset Value and offering price per share ($2,600,225 ÷ 345,134 shares)A	$ 7.53

Class C: Net Asset Value and offering price per share ($2,352,468 ÷ 313,913 shares)A	$ 7.49

Large Cap Value: Net Asset Value, offering price and redemption price per share ($916,489,555 ÷ 121,191,068 shares)	$ 7.56

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,304,247 ÷ 172,945 shares)	$ 7.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 33,917,565
Interest		8,260
Income from Fidelity Central Funds (including $384,097 from security lending)		586,866
Total income		34,512,691

Expenses
Management fee Basic fee	$ 7,320,184
Performance adjustment	(311,433)
Transfer agent fees	3,495,987
Distribution fees	106,841
Accounting and security lending fees	428,706
Custodian fees and expenses	38,863
Independent trustees' compensation	6,594
Registration fees	98,967
Audit	56,051
Legal	9,148
Interest	9,651
Miscellaneous	100,338
Total expenses before reductions	11,359,897
Expense reductions	(33,060)	11,326,837
Net investment income (loss)		23,185,854
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(484,734,693)
Change in net unrealized appreciation (depreciation) on investment securities		(215,394,000)
Net gain (loss)		(700,128,693)
Net increase (decrease) in net assets resulting from operations		$ (676,942,839)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,185,854	$ 18,940,963
Net realized gain (loss)	(484,734,693)	18,026,031
Change in net unrealized appreciation (depreciation)	(215,394,000)	(121,407,791)
Net increase (decrease) in net assets resulting from operations	(676,942,839)	(84,440,797)
Distributions to shareholders from net investment income	(22,112,922)	(14,286,599)
Distributions to shareholders from net realized gain	-	(90,733,678)
Total distributions	(22,112,922)	(105,020,277)
Share transactions - net increase (decrease)	150,719,093	320,162,513
Total increase (decrease) in net assets	(548,336,668)	130,701,439

Net Assets
Beginning of period	1,503,452,186	1,372,750,747
End of period (including undistributed net investment income of $945,223 and undistributed net investment income of $4,864,259, respectively)	$ 955,115,518	$ 1,503,452,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.16	.12
Net realized and unrealized gain (loss)	(6.00)	(1.00)
Total from investment operations	(5.84)	(.88)
Distributions from net investment income	(.17)	(.12)
Distributions from net realized gain	-	(.87)
Total distributions	(.17)	(.99)
Net asset value, end of period	$ 7.53	$ 13.54
Total Return B, C	(43.20)%	(6.04)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.17%	1.22% A
Expenses net of fee waivers, if any	1.17%	1.22% A
Expenses net of all reductions	1.17%	1.22% A
Net investment income (loss)	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,577	$ 9,774
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.12	.08
Net realized and unrealized gain (loss)	(5.97)	(1.01)
Total from investment operations	(5.85)	(.93)
Distributions from net investment income	(.14)	(.08)
Distributions from net realized gain	-	(.87)
Total distributions	(.14)	(.95)
Net asset value, end of period	$ 7.54	$ 13.53
Total Return B, C, D	(43.34)%	(6.34)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.49%	1.47% A
Expenses net of fee waivers, if any	1.49%	1.47% A
Expenses net of all reductions	1.49%	1.47% A
Net investment income (loss)	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,792	$ 5,976
Portfolio turnover rate G	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01
Net realized and unrealized gain (loss)	(5.98)	(1.00)
Total from investment operations	(5.91)	(.99)
Distributions from net investment income	(.10)	(.01)
Distributions from net realized gain	-	(.87)
Total distributions	(.10)	(.88)
Net asset value, end of period	$ 7.53	$ 13.54
Total ReturnB, C, D	(43.71)%	(6.74)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.07%	1.99% A
Expenses net of fee waivers, if any	2.00%	1.99% A
Expenses net of all reductions	2.00%	1.99% A
Net investment income (loss)	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,600	$ 1,860
Portfolio turnover rate G	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.08	.01
Net realized and unrealized gain (loss)	(5.97)	(.98)
Total from investment operations	(5.89)	(.97)
Distributions from net investment income	(.14)	(.05)
Distributions from net realized gain	-	(.87)
Total distributions	(.14)	(.92)
Net asset value, end of period	$ 7.49	$ 13.52
Total Return B, C	(43.65)%	(6.61)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.91%	1.94% A
Expenses net of fee waivers, if any	1.91%	1.94% A
Expenses net of all reductions	1.91%	1.94% A
Net investment income (loss)	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,352	$ 1,208
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.57	$ 15.19	$ 13.62	$ 12.04	$ 10.64
Income from Investment Operations
Net investment income (loss) B	.20	.18	.16	.17	.09 E
Net realized and unrealized gain (loss)	(6.02)	(.80)	1.80	1.87	1.47
Total from investment operations	(5.82)	(.62)	1.96	2.04	1.56
Distributions from net investment income	(.19)	(.13)	(.13)	(.11)	(.05)
Distributions from net realized gain	-	(.87)	(.26)	(.35)	(.11)
Total distributions	(.19)	(1.00)	(.39)	(.46)	(.16)
Redemption fees added to paid in capital B	-	-	- G, H	- H	- H
Net asset value, end of period	$ 7.56	$ 13.57	$ 15.19	$ 13.62	$ 12.04
Total Return A	(43.03)%	(4.39)%	14.63%	17.09%	14.68%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.86%	.89%	.89%	1.07%
Expenses net of fee waivers, if any	.86%	.85%	.89%	.89%	1.07%
Expenses net of all reductions	.86%	.85%	.89%	.84%	1.05%
Net investment income (loss)	1.78%	1.18%	1.10%	1.32%	.79% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 916,490	$ 1,483,574	$ 1,372,751	$ 569,109	$ 177,004
Portfolio turnover rate D	243%	204%	164%	175%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended January 31, 2007.

H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.20	.17
Net realized and unrealized gain (loss)	(6.01)	(1.02)
Total from investment operations	(5.81)	(.85)
Distributions from net investment income	(.19)	(.15)
Distributions from net realized gain	-	(.87)
Total distributions	(.19)	(1.02)
Net asset value, end of period	$ 7.54	$ 13.54
Total Return B, C	(43.00)%	(5.82)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.85% A
Expenses net of fee waivers, if any	.85%	.85% A
Expenses net of all reductions	.85%	.84% A
Net investment income (loss)	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,304	$ 1,060
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Mid Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	-45.71%	-4.34%	0.00%
Class T (incl. 3.50% sales charge) C	-44.58%	-3.98%	0.26%
Class B (incl. contingent deferred sales charge) D	-45.63%	-3.78%	0.64%
Class C (incl. contingent deferred sales charge) E	-43.36%	-3.47%	0.63%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Value, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Value Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See above for additional information regarding performance of Class A.

Annual Report

Fidelity Advisor Mid Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Mid Cap Value Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year ending January 31, 2009, the fund's Class A, Class T, Class B and Class C shares declined 42.40%, 42.57%, 42.79% and 42.79%, respectively (excluding sales charges), slightly underperforming its benchmark, the Russell Midcap Value Index, which fell 42.17%. During the period, most of the fund's sector weightings were kept close to the benchmark, except for financials, consumer staples, utilities and telecommunications services, where modest underweightings were maintained, and energy, where a slightly overweighted position was held. Because financials was the second-worst-performing sector in the index, the underweighting there helped relative results. However, the positioning in consumer staples, utilities, energy and telecommunications services detracted from returns. Stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Regional bank holding company Fifth Third Bancorp led the fund's financial holdings, and Utah-based regional bank Zions Bancorp also helped. However, I reduced both of these positions as concerns grew about the credit quality of their loan portfolios, which helped to lessen the impact of the stocks' steady decline on the fund as the period progressed. Owning Liberty Media, which operates the home shopping channel QVC and holds significant equity stakes in several leading Internet retailers, at the right time provided the biggest boost to fund performance. Within information technology, software and services companies, such as an out-of-benchmark position in Sybase and an overweighted position in Affiliated Computer Services, also added to results. Conversely, the fund's investments in the utilities, industrials, materials and energy sectors were the biggest detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: truck-engine manufacturer and out-of-benchmark holding Cummins; mini-mill steel producer Steel Dynamics; specialty chemicals maker Chemtura; out-of-index coal and natural gas producer Walter Industries; insurance broker Aon; and insurance holding company Genworth Financial. Genworth was sold before the period ended.

For the year ending January 31, 2009, the fund's Institutional Class shares declined 42.26%, performing in line with its benchmark, the Russell Midcap Value Index, which fell 42.17%. During the period, most of the fund's sector weightings were kept close to the benchmark, except for financials, consumer staples, utilities and telecommunications services, where modest underweightings were maintained, and energy, where a slightly overweighted position was held. Because financials was the second-worst-performing sector in the index, the underweighting there helped relative results. However, the positioning in consumer staples, utilities, energy and telecommunications services detracted from returns. Stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Regional bank holding company Fifth Third Bancorp led the fund's financial holdings, and Utah-based regional bank Zions Bancorp also helped. However, I reduced both of these positions as concerns grew about the credit quality of their loan portfolios, which helped to lessen the impact of the stocks' steady decline on the fund as the period progressed. Owning Liberty Media, which operates the home shopping channel QVC and holds significant equity stakes in several leading Internet retailers, at the right time provided the biggest boost to fund performance. Within information technology, software and services companies, such as an out-of-benchmark position in Sybase and an overweighted position in Affiliated Computer Services, also added to results. Conversely, the fund's investments in the utilities, industrials, materials and energy sectors were the biggest detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: truck-engine manufacturer and out-of-benchmark holding Cummins; mini-mill steel producer Steel Dynamics; specialty chemicals maker Chemtura; out-of-index coal and natural gas producer Walter Industries; insurance broker Aon; and insurance holding company Genworth Financial. Genworth was sold before the period ended.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PG&E Corp.	2.4	0.0
Sempra Energy	1.6	0.0
The J.M. Smucker Co.	1.5	0.0
Aon Corp.	1.5	0.0
Edison International	1.5	1.9
CMS Energy Corp.	1.4	0.0
Public Storage	1.4	1.4
NRG Energy, Inc.	1.4	1.4
MDU Resources Group, Inc.	1.4	1.3
Unum Group	1.4	0.0
	15.5
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.4	30.2
Utilities	16.4	12.1
Consumer Discretionary	12.5	13.7
Consumer Staples	8.9	7.2
Industrials	7.4	8.3
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 99.2%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	9.0%	** Foreign investments	9.0%

Annual Report

Fidelity Mid Cap Value Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.1%
Federal-Mogul Corp. Class A (a)	426,100	$ 2,454,336
WABCO Holdings, Inc.	114,300	1,708,785
		4,163,121
Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	106,900	2,802,918
Household Durables - 3.1%
Jarden Corp. (a)(d)	149,700	1,561,371
Leggett & Platt, Inc. (d)	301,600	3,766,984
Mohawk Industries, Inc. (a)	88,100	2,828,891
Whirlpool Corp. (d)	94,700	3,165,821
		11,323,067
Internet & Catalog Retail - 0.7%
Liberty Media Corp. - Interactive Series A (a)	773,700	2,429,418
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	131,000	3,161,030
Media - 1.8%
Discovery Communications, Inc. Class C (a)	205,600	2,956,528
DreamWorks Animation SKG, Inc. Class A (a)	82,800	1,817,460
Liberty Media Corp. - Entertainment Class A (a)	110,700	2,031,345
		6,805,333
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	62,800	2,055,444
Sherwin-Williams Co.	41,000	1,957,750
Signet Jewelers Ltd.	243,000	1,710,720
		5,723,914
Textiles, Apparel & Luxury Goods - 2.7%
Hanesbrands, Inc. (a)	232,900	2,093,771
Phillips-Van Heusen Corp.	165,100	3,140,202
VF Corp.	83,300	4,666,466
		9,900,439
TOTAL CONSUMER DISCRETIONARY		46,309,240
CONSUMER STAPLES - 8.9%
Beverages - 3.3%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	256,600	3,725,832
Dr Pepper Snapple Group, Inc. (a)	203,760	3,351,852
Molson Coors Brewing Co. Class B	125,900	5,069,993
		12,147,677
Food & Staples Retailing - 1.1%
BJ's Wholesale Club, Inc. (a)(d)	135,200	3,877,536
Food Products - 4.5%
Bunge Ltd. (d)	88,300	3,791,602
Dean Foods Co. (a)	148,500	2,871,990
Del Monte Foods Co.	393,900	2,623,374

	Shares	Value
Ralcorp Holdings, Inc. (a)	34,300	$ 2,031,246
The J.M. Smucker Co.	120,900	5,458,635
		16,776,847
TOTAL CONSUMER STAPLES		32,802,060
ENERGY - 5.9%
Energy Equipment & Services - 2.8%
ENSCO International, Inc.	64,900	1,775,664
Helix Energy Solutions Group, Inc. (a)	357,600	1,841,640
Key Energy Services, Inc. (a)	587,700	2,004,057
Rowan Companies, Inc.	161,800	2,048,388
Tidewater, Inc.	64,800	2,696,328
		10,366,077
Oil, Gas & Consumable Fuels - 3.1%
Foundation Coal Holdings, Inc.	116,300	1,886,386
Frontier Oil Corp.	141,800	2,024,904
Sunoco, Inc.	67,700	3,135,864
Tesoro Corp.	174,200	3,001,466
Walter Industries, Inc.	80,600	1,486,264
		11,534,884
TOTAL ENERGY		21,900,961
FINANCIALS - 27.4%
Capital Markets - 1.1%
Raymond James Financial, Inc.	217,800	4,031,478
Commercial Banks - 5.1%
BancorpSouth, Inc.	120,500	2,277,450
City National Corp.	71,600	2,478,076
Comerica, Inc.	152,600	2,542,316
Cullen/Frost Bankers, Inc.	66,400	2,906,328
Fifth Third Bancorp	742,400	1,774,336
Huntington Bancshares, Inc. (d)	1,042,600	3,002,688
Webster Financial Corp.	387,200	1,618,496
Zions Bancorp (d)	151,900	2,266,348
		18,866,038
Insurance - 13.4%
Allied World Assurance Co. Holdings Ltd.	117,200	4,418,440
Aon Corp.	145,500	5,390,775
Axis Capital Holdings Ltd.	183,500	4,451,710
CNA Financial Corp.	90,200	1,049,026
Endurance Specialty Holdings Ltd.	155,400	4,236,204
Everest Re Group Ltd.	49,700	3,131,100
Fidelity National Financial, Inc. Class A	213,500	3,121,370
Lincoln National Corp.	210,000	3,177,300
Marsh & McLennan Companies, Inc.	224,000	4,329,920
PartnerRe Ltd.	63,700	4,174,261
RenaissanceRe Holdings Ltd.	63,200	2,824,408
Unum Group	366,400	5,188,224
W.R. Berkley Corp.	156,500	4,144,120
		49,636,858
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 7.8%
Boston Properties, Inc.	79,400	$ 3,438,020
Camden Property Trust (SBI)	148,800	3,922,368
CapitalSource, Inc. (d)	852,897	3,104,545
CBL & Associates Properties, Inc. (d)	415,700	1,691,899
HRPT Properties Trust (SBI)	689,600	2,192,928
ProLogis Trust	288,900	2,891,889
Public Storage	85,600	5,296,072
SL Green Realty Corp.	129,000	2,026,590
Vornado Realty Trust	84,500	4,293,445
		28,857,756
TOTAL FINANCIALS		101,392,130
HEALTH CARE - 5.4%
Health Care Equipment & Supplies - 1.0%
Inverness Medical Innovations, Inc. (a)	77,400	1,893,978
Teleflex, Inc.	32,100	1,707,078
		3,601,056
Health Care Providers & Services - 1.9%
Humana, Inc. (a)	58,900	2,234,077
Lincare Holdings, Inc. (a)	75,200	1,808,560
Omnicare, Inc.	108,500	3,033,660
		7,076,297
Pharmaceuticals - 2.5%
Endo Pharmaceuticals Holdings, Inc. (a)	84,600	1,900,962
Forest Laboratories, Inc. (a)	161,000	4,031,440
Warner Chilcott Ltd. (a)	67,300	925,375
Watson Pharmaceuticals, Inc. (a)	94,500	2,577,960
		9,435,737
TOTAL HEALTH CARE		20,113,090
INDUSTRIALS - 7.4%
Aerospace & Defense - 2.0%
Alliant Techsystems, Inc. (a)	31,100	2,513,191
L-3 Communications Holdings, Inc.	34,600	2,734,092
Precision Castparts Corp.	34,500	2,240,775
		7,488,058
Airlines - 1.5%
Continental Airlines, Inc. Class B (a)	131,800	1,775,346
Delta Air Lines, Inc. (a)	334,158	2,305,690
UAL Corp.	155,500	1,467,920
		5,548,956
Building Products - 0.7%
Owens Corning (a)	201,500	2,688,010

	Shares	Value
Electrical Equipment - 1.3%
Cooper Industries Ltd. Class A	84,700	$ 2,279,277
Thomas & Betts Corp. (a)	109,100	2,333,649
		4,612,926
Industrial Conglomerates - 0.8%
McDermott International, Inc. (a)	173,100	1,795,047
Textron, Inc.	127,700	1,153,131
		2,948,178
Machinery - 1.1%
John Bean Technologies Corp.	200,000	1,940,000
Navistar International Corp. (a)	67,400	2,046,938
		3,986,938
TOTAL INDUSTRIALS		27,273,066
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.2%
ViaSat, Inc. (a)	43,278	959,040
Computers & Peripherals - 0.5%
NCR Corp. (a)	156,400	1,962,820
Electronic Equipment & Components - 1.3%
Ingram Micro, Inc. Class A (a)	210,600	2,584,062
Jabil Circuit, Inc.	365,000	2,124,300
		4,708,362
IT Services - 3.1%
Affiliated Computer Services, Inc. Class A (a)	90,300	4,141,158
Alliance Data Systems Corp. (a)	63,000	2,620,170
Computer Sciences Corp. (a)	126,100	4,645,524
		11,406,852
Software - 1.7%
Compuware Corp. (a)	325,200	2,113,800
Sybase, Inc. (a)	74,000	2,020,940
Symantec Corp. (a)	136,800	2,097,144
		6,231,884
TOTAL INFORMATION TECHNOLOGY		25,268,958
MATERIALS - 6.6%
Chemicals - 2.2%
Airgas, Inc.	73,900	2,609,409
Lubrizol Corp.	105,200	3,589,424
Terra Industries, Inc.	95,800	1,961,984
		8,160,817
Containers & Packaging - 2.4%
Pactiv Corp. (a)	158,200	3,420,284
Rock-Tenn Co. Class A	94,362	2,941,264
Temple-Inland, Inc.	457,800	2,595,726
		8,957,274
Metals & Mining - 2.0%
Carpenter Technology Corp.	172,100	2,839,650
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Cliffs Natural Resources, Inc.	77,300	$ 1,791,041
Reliance Steel & Aluminum Co.	125,800	2,783,954
		7,414,645
TOTAL MATERIALS		24,532,736
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
CenturyTel, Inc.	126,200	3,425,068
Embarq Corp.	95,200	3,400,544
		6,825,612
UTILITIES - 16.4%
Electric Utilities - 3.2%
Allegheny Energy, Inc.	82,800	2,752,272
Edison International	164,900	5,370,793
NV Energy, Inc.	351,500	3,771,595
		11,894,660
Gas Utilities - 0.9%
Questar Corp.	97,200	3,302,856
Independent Power Producers & Energy Traders - 3.1%
AES Corp. (a)	349,200	2,762,172
Mirant Corp. (a)	190,500	3,270,885
NRG Energy, Inc. (a)	224,300	5,239,648
		11,272,705
Multi-Utilities - 9.2%
CenterPoint Energy, Inc.	278,000	3,719,640
CMS Energy Corp. (d)	453,100	5,323,925
MDU Resources Group, Inc.	261,100	5,193,279

	Shares	Value
PG&E Corp.	234,400	$9,064,248
Sempra Energy	133,800	5,865,792
Wisconsin Energy Corp.	112,100	4,997,418
		34,164,302
TOTAL UTILITIES		60,634,523
TOTAL COMMON STOCKS (Cost $454,019,819)		367,052,376
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 0.78% (b)	3,549,948	3,549,948
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	27,872,925	27,872,925
TOTAL MONEY MARKET FUNDS (Cost $31,422,873)		31,422,873
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $485,442,692)	398,475,249
NET OTHER ASSETS - (7.7)%	(28,390,291)
NET ASSETS - 100%	$ 370,084,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,823
Fidelity Securities Lending Cash Central Fund	408,970
Total	$ 482,793
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 398,475,249	$ 398,475,249	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $142,309,837 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $101,684,929 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $25,961,886) - See accompanying schedule: Unaffiliated issuers (cost $454,019,819)	$ 367,052,376
Fidelity Central Funds (cost $31,422,873)	31,422,873
Total Investments (cost $485,442,692)		$ 398,475,249
Receivable for investments sold		3,389,524
Receivable for fund shares sold		493,876
Dividends receivable		285,154
Distributions receivable from Fidelity Central Funds		15,902
Prepaid expenses		5,107
Other receivables		11
Total assets		402,664,823

Liabilities
Payable for investments purchased	$ 3,844,375
Payable for fund shares redeemed	537,432
Accrued management fee	159,146
Distribution fees payable	4,220
Other affiliated payables	108,491
Other payables and accrued expenses	53,276
Collateral on securities loaned, at value	27,872,925
Total liabilities		32,579,865

Net Assets		$ 370,084,958
Net Assets consist of:
Paid in capital		$ 716,840,185
Accumulated undistributed net realized gain (loss) on investments		(259,787,784)
Net unrealized appreciation (depreciation) on investments		(86,967,443)
Net Assets		$ 370,084,958

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,404,206 ÷ 750,444 shares)	$ 8.53

Maximum offering price per share (100/94.25 of $8.53)	$ 9.05
Class T: Net Asset Value and redemption price per share ($2,412,713 ÷ 282,695 shares)	$ 8.53

Maximum offering price per share (100/96.50 of $8.53)	$ 8.84
Class B: Net Asset Value and offering price per share ($762,848 ÷ 89,443 shares)A	$ 8.53

Class C: Net Asset Value and offering price per share ($1,231,762 ÷ 144,956 shares)A	$ 8.50

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($358,379,880 ÷ 41,829,622 shares)	$ 8.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($893,549 ÷ 104,594 shares)	$ 8.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 10,672,104
Interest		4,223
Income from Fidelity Central Funds (including $408,970 from security lending)		482,793
Total income		11,159,120

Expenses
Management fee Basic fee	$ 3,410,941
Performance adjustment	(386,291)
Transfer agent fees	1,685,619
Distribution fees	61,677
Accounting and security lending fees	233,799
Custodian fees and expenses	31,049
Independent trustees' compensation	3,083
Registration fees	61,982
Audit	54,090
Legal	4,696
Interest	832
Miscellaneous	62,595
Total expenses before reductions	5,224,072
Expense reductions	(24,030)	5,200,042
Net investment income (loss)		5,959,078
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(224,093,527)
Change in net unrealized appreciation (depreciation) on investment securities		(76,632,308)
Net gain (loss)		(300,725,835)
Net increase (decrease) in net assets resulting from operations		$ (294,766,757)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,959,078	$ 4,221,007
Net realized gain (loss)	(224,093,527)	(3,216,421)
Change in net unrealized appreciation (depreciation)	(76,632,308)	(85,150,820)
Net increase (decrease) in net assets resulting from operations	(294,766,757)	(84,146,234)
Distributions to shareholders from net investment income	(6,653,128)	(3,037,015)
Distributions to shareholders from net realized gain	(337)	(37,140,454)
Total distributions	(6,653,465)	(40,177,469)
Share transactions - net increase (decrease)	(81,315,615)	198,288,449
Redemption fees	13,835	47,852
Total increase (decrease) in net assets	(382,722,002)	74,012,598

Net Assets
Beginning of period	752,806,960	678,794,362
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,465,714, respectively)	$ 370,084,958	$ 752,806,960

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.09	.03
Net realized and unrealized gain (loss)	(6.47)	(1.78)
Total from investment operations	(6.38)	(1.75)
Distributions from net investment income	(.14)	(.06)
Distributions from net realized gain	- J	(.77)
Total distributions	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 8.53	$ 15.05
Total Return B, C, D	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.12%	1.14% A
Expenses net of fee waivers, if any	1.12%	1.14% A
Expenses net of all reductions	1.12%	1.13% A
Net investment income (loss)	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,404	$ 7,445
Portfolio turnover rate G	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.06	(.02)
Net realized and unrealized gain (loss)	(6.46)	(1.76)
Total from investment operations	(6.40)	(1.78)
Distributions from net investment income	(.11)	(.04)
Distributions from net realized gain	-	(.77)
Total distributions	(.11)	(.81)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.53	$ 15.04
Total Return B, C	(42.57)%	(10.46)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.38%	1.39% A
Expenses net of fee waivers, if any	1.38%	1.39% A
Expenses net of all reductions	1.38%	1.39% A
Net investment income (loss)	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,413	$ 3,714
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) D	(.01)	(.10)
Net realized and unrealized gain (loss)	(6.40)	(1.76)
Total from investment operations	(6.41)	(1.86)
Distributions from net investment income	(.05)	(.01)
Distributions from net realized gain	-	(.77)
Total distributions	(.05)	(.78)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.53	$ 14.99
Total Return B, C	(42.79)%	(10.88)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.87%	1.89% A
Expenses net of fee waivers, if any	1.87%	1.89% A
Expenses net of all reductions	1.87%	1.89% A
Net investment income (loss)	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 763	$ 1,304
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) D	- I	(.10)
Net realized and unrealized gain (loss)	(6.41)	(1.77)
Total from investment operations	(6.41)	(1.87)
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	-	(.77)
Total distributions	(.07)	(.78)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.50	$ 14.98
Total ReturnB, C	(42.79)%	(10.94)%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.86%	1.90% A
Expenses net of fee waivers, if any	1.86%	1.90% A
Expenses net of all reductions	1.86%	1.90% A
Net investment income (loss)	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,232	$ 1,658
Portfolio turnover rateF	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 17.18	$ 15.65	$ 14.14	$ 12.32
Income from Investment Operations
Net investment income (loss) B	.13	.08	.09	.16 E	.08
Net realized and unrealized gain (loss)	(6.49)	(1.34)	1.98	2.59	2.10
Total from investment operations	(6.36)	(1.26)	2.07	2.75	2.18
Distributions from net investment income	(.16)	(.06)	(.09)	(.10)	(.04)
Distributions from net realized gain	- G	(.77)	(.45)	(1.15)	(.32)
Total distributions	(.16)	(.83)	(.54)	(1.24) H	(.36)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.57	$ 15.09	$ 17.18	$ 15.65	$ 14.14
Total Return A	(42.19)%	(7.67)%	13.48%	19.97%	17.75%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.83%	.84%	.86%	.91%
Expenses net of fee waivers, if any	.84%	.82%	.84%	.86%	.91%
Expenses net of all reductions	.84%	.82%	.84%	.81%	.90%
Net investment income (loss)	.99%	.47%	.56%	1.08%E	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 358,380	$ 737,234	$ 678,794	$ 365,817	$ 153,231
Portfolio turnover rate D	268%	264%	187%	207%	196%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.24 per share is comprised of distributions from net investment income of $0.095 and distributions from net realized gain of $1.145 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.12	.07
Net realized and unrealized gain (loss)	(6.48)	(1.78)
Total from investment operations	(6.36)	(1.71)
Distributions from net investment income	(.16)	(.09)
Distributions from net realized gain	-	(.77)
Total distributions	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.54	$ 15.06
Total Return B, C	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.89% A
Expenses net of fee waivers, if any	.87%	.89% A
Expenses net of all reductions	.87%	.88% A
Net investment income (loss)	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 894	$ 1,452
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Large Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	-41.09%	-5.93%	-5.24%
Class T (incl. 3.50% sales charge) C	-39.89%	-5.56%	-4.98%
Class B (incl. contingent deferred sales charge) D	-41.10%	-5.43%	-4.65%
Class C (incl. contingent deferred sales charge) E	-38.60%	-5.07%	-4.64%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Growth Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See above for additional information regarding performance of Class A.

Annual Report

Fidelity Advisor Large Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Edward Best, Portfolio Manager of Fidelity Advisor Large Cap Growth Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year, the fund's Class A, Class T, Class B and Class C shares fell 37.49%, 37.71%, 38.01% and 37.98%, respectively (excluding sales charges), trailing the return of the Russell 1000 Growth Index. Poor stock picks in health care - particularly within equipment and services - and the capital goods segment were the two most significant detractors relative to the benchmark. While the fund was roughly sector neutral, industry positioning across most sectors was a negative, led by a slight overweighting in health care equipment/services and an underweighting in food-beverage/tobacco. On the upside, the fund benefited from strong stock selection in energy and financials. In financials, our holdings in diversified financials and banks buoyed the fund's performance. Having a modest cash position also was helpful in a down market. On an individual basis, four of the biggest detractors came from the health care equipment and services group. Managed care organizations WellPoint, UnitedHealth Group, Aetna and Cigna all saw their share prices drop during the period. Interpublic Group of Companies, an advertising and marketing services firm, also declined as investors became concerned about weakening ad volume in a recessionary environment. Global money transfer agent Western Union suffered from a decrease in the volume of transfers from the United States to Latin America, a key driver of its revenue. The fund also lost ground by not owning health care products manufacturer and distributor Abbott Laboratories, an index component that posted relatively strong performance. Conversely, the fund's top contributor was Accenture, an information technology and management consulting firm that benefited from the continued technology outsourcing trend. Timely ownership of oil refiners Sunoco and Tesoro, as well as integrated oil company Exxon Mobil, also boosted the fund's return. In health care, biotechnology products manufacturer Techne benefited from being less sensitive to the declining economic environment, while in food and staples retailing, supermarket chain Kroger outperformed. Some stocks I've mentioned were no longer held at period end.

For the year, the fund's Institutional Class shares fell 37.29%, trailing the return of the Russell 1000 Growth Index. Poor stock picks in health care - particularly within equipment and services - and the capital goods segment were the two most significant detractors relative to the benchmark. While the fund was roughly sector neutral, industry positioning across most sectors was a negative, led by a slight overweighting in health care equipment/services and an underweighting in food-beverage/tobacco. On the upside, the fund benefited from strong stock selection in energy and financials. In financials, our holdings in diversified financials and banks buoyed the fund's performance. Having a modest cash position also was helpful in a down market. On an individual basis, four of the biggest detractors came from the health care equipment and services group. Managed care organizations WellPoint, UnitedHealth Group, Aetna and Cigna all saw their share prices drop during the period. Interpublic Group of Companies, an advertising and marketing services firm, also declined as investors became concerned about weakening ad volume in a recessionary environment. Global money transfer agent Western Union suffered from a decrease in the volume of transfers from the United States to Latin America, a key driver of its revenue. The fund also lost ground by not owning health care products manufacturer and distributor Abbott Laboratories, an index component that posted relatively strong performance. Conversely, the fund's top contributor was Accenture, an information technology and management consulting firm that benefited from the continued technology outsourcing trend. Timely ownership of oil refiners Sunoco and Tesoro, as well as integrated oil company Exxon Mobil, also boosted the fund's return. In health care, biotechnology products manufacturer Techne benefited from being less sensitive to the declining economic environment, while in food and staples retailing, supermarket chain Kroger outperformed. Some stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Growth Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
International Business Machines Corp.	5.1	4.9
Cisco Systems, Inc.	4.6	0.0
Microsoft Corp.	4.5	2.4
Gilead Sciences, Inc.	3.9	2.6
Genentech, Inc.	3.9	0.0
Wal-Mart Stores, Inc.	3.7	1.9
Accenture Ltd. Class A	3.3	3.4
Biogen Idec, Inc.	3.2	2.9
Express Scripts, Inc.	3.1	2.0
Linear Technology Corp.	3.1	3.1
	38.4
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.2	28.6
Health Care	16.8	13.9
Industrials	13.1	13.6
Consumer Staples	13.1	11.8
Consumer Discretionary	9.7	9.2
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 98.9%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	6.0%	** Foreign investments	3.8%

Annual Report

Fidelity Large Cap Growth Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.7%
Diversified Consumer Services - 0.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	7,700	$ 627,242
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	6,600	382,932
Household Durables - 0.8%
NVR, Inc. (a)	1,700	724,353
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	28,100	678,053
Media - 3.9%
Comcast Corp. Class A	164,700	2,412,855
Interpublic Group of Companies, Inc. (a)	182,900	609,057
Time Warner, Inc.	56,800	529,944
		3,551,856
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	16,800	717,528
Specialty Retail - 1.2%
Ross Stores, Inc.	37,600	1,106,192
Textiles, Apparel & Luxury Goods - 1.1%
Polo Ralph Lauren Corp. Class A	25,200	1,033,956
TOTAL CONSUMER DISCRETIONARY		8,822,112
CONSUMER STAPLES - 13.1%
Food & Staples Retailing - 8.7%
Costco Wholesale Corp.	43,600	1,963,308
Kroger Co.	114,200	2,569,500
Wal-Mart Stores, Inc.	71,100	3,350,232
		7,883,040
Food Products - 2.2%
Kellogg Co.	45,900	2,005,371
Household Products - 1.9%
Clorox Co.	4,600	230,690
Kimberly-Clark Corp.	16,900	869,843
Procter & Gamble Co.	11,500	626,750
		1,727,283
Personal Products - 0.3%
Herbalife Ltd.	13,600	278,936
TOTAL CONSUMER STAPLES		11,894,630
ENERGY - 9.6%
Energy Equipment & Services - 3.6%
ENSCO International, Inc.	18,600	508,896
Nabors Industries Ltd. (a)	66,800	731,460
Patterson-UTI Energy, Inc.	82,400	787,744
Rowan Companies, Inc.	72,700	920,382
Weatherford International Ltd. (a)	28,200	311,046
		3,259,528
Oil, Gas & Consumable Fuels - 6.0%
Chesapeake Energy Corp.	58,700	928,047

	Shares	Value
Plains Exploration & Production Co. (a)	14,600	$ 308,352
Sunoco, Inc.	58,700	2,718,984
Tesoro Corp.	88,200	1,519,686
		5,475,069
TOTAL ENERGY		8,734,597
FINANCIALS - 3.0%
Capital Markets - 0.3%
Charles Schwab Corp.	17,800	241,902
Insurance - 2.1%
AFLAC, Inc.	62,000	1,439,020
Axis Capital Holdings Ltd.	11,500	278,990
W.R. Berkley Corp.	8,600	227,728
		1,945,738
Thrifts & Mortgage Finance - 0.6%
Hudson City Bancorp, Inc.	45,200	524,320
TOTAL FINANCIALS		2,711,960
HEALTH CARE - 16.8%
Biotechnology - 11.7%
Amgen, Inc. (a)	12,300	674,655
Biogen Idec, Inc. (a)	60,100	2,923,865
Genentech, Inc. (a)	43,100	3,501,444
Gilead Sciences, Inc. (a)	69,700	3,538,669
		10,638,633
Health Care Providers & Services - 3.6%
Express Scripts, Inc. (a)	52,200	2,806,272
Quest Diagnostics, Inc.	9,700	478,695
		3,284,967
Life Sciences Tools & Services - 1.5%
Techne Corp.	22,500	1,349,325
TOTAL HEALTH CARE		15,272,925
INDUSTRIALS - 13.1%
Aerospace & Defense - 2.8%
Lockheed Martin Corp.	19,600	1,607,984
United Technologies Corp.	19,100	916,609
		2,524,593
Construction & Engineering - 2.1%
Fluor Corp. (d)	29,400	1,143,660
Foster Wheeler Ltd. (a)	37,200	742,884
		1,886,544
Electrical Equipment - 1.3%
Cooper Industries Ltd. Class A	44,200	1,189,422
Machinery - 3.3%
AGCO Corp. (a)	42,800	910,784
Dover Corp.	18,000	509,040
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	16,800	$ 895,608
Joy Global, Inc.	31,700	660,311
		2,975,743
Professional Services - 3.6%
Manpower, Inc.	26,300	748,498
Monster Worldwide, Inc. (a)	103,600	954,156
Robert Half International, Inc. (d)	96,400	1,633,980
		3,336,634
TOTAL INDUSTRIALS		11,912,936
INFORMATION TECHNOLOGY - 28.2%
Communications Equipment - 5.8%
Cisco Systems, Inc. (a)	279,200	4,179,624
QUALCOMM, Inc.	30,800	1,064,140
		5,243,764
Computers & Peripherals - 7.0%
Apple, Inc. (a)	10,000	901,300
International Business Machines Corp.	50,300	4,609,995
Western Digital Corp. (a)	58,100	852,908
		6,364,203
Internet Software & Services - 0.7%
Sohu.com, Inc. (a)	15,300	605,115
IT Services - 3.3%
Accenture Ltd. Class A	95,900	3,026,604
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp.	119,400	1,836,372
Linear Technology Corp.	118,200	2,768,244
		4,604,616
Software - 6.3%
Autodesk, Inc. (a)	59,800	990,288
Microsoft Corp.	240,900	4,119,390
Oracle Corp. (a)	38,100	641,223
		5,750,901
TOTAL INFORMATION TECHNOLOGY		25,595,203
MATERIALS - 3.3%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	4,400	221,320
E.I. du Pont de Nemours & Co.	10,300	236,488
Monsanto Co.	3,700	281,422
Praxair, Inc.	3,800	236,588
The Mosaic Co.	7,200	256,824
		1,232,642
Construction Materials - 0.2%
Vulcan Materials Co. (d)	4,400	217,624

	Shares	Value
Metals & Mining - 1.5%
Alcoa, Inc.	27,900	$ 217,341
Allegheny Technologies, Inc.	10,000	220,900
Freeport-McMoRan Copper & Gold, Inc. Class B	9,100	228,774
Nucor Corp.	5,700	232,503
Southern Copper Corp.	15,200	211,888
United States Steel Corp.	7,200	216,216
		1,327,622
Paper & Forest Products - 0.2%
Domtar Corp. (a)	146,100	217,689
TOTAL MATERIALS		2,995,577
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. (a)	190,300	190,300
Wireless Telecommunication Services - 0.3%
MetroPCS Communications, Inc. (a)	17,700	240,543
TOTAL TELECOMMUNICATION SERVICES		430,843
UTILITIES - 1.6%
Electric Utilities - 0.6%
Exelon Corp.	10,200	553,044
Gas Utilities - 0.2%
Equitable Resources, Inc.	6,300	215,649
Independent Power Producers & Energy Traders - 0.5%
Calpine Corp. (a)	32,600	241,566
Mirant Corp. (a)	12,800	219,776
		461,342
Multi-Utilities - 0.3%
Public Service Enterprise Group, Inc.	7,900	249,403
TOTAL UTILITIES		1,479,438
TOTAL COMMON STOCKS (Cost $107,148,307)		89,850,221
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	751,323	$ 751,323
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	1,861,500	1,861,500
TOTAL MONEY MARKET FUNDS (Cost $2,612,823)		2,612,823
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $109,761,130)	92,463,044
NET OTHER ASSETS - (1.8)%	(1,618,101)
NET ASSETS - 100%	$ 90,844,943
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,776
Fidelity Securities Lending Cash Central Fund	54,836
Total	$ 76,612
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 92,463,044	$ 92,463,044	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $35,247,593 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $10,434,621 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,765,540) - See accompanying schedule: Unaffiliated issuers (cost $107,148,307)	$ 89,850,221
Fidelity Central Funds (cost $2,612,823)	2,612,823
Total Investments (cost $109,761,130)		$ 92,463,044
Receivable for fund shares sold		349,437
Dividends receivable		11,873
Distributions receivable from Fidelity Central Funds		2,581
Prepaid expenses		1,014
Other receivables		2,080
Total assets		92,830,029

Liabilities
Payable for fund shares redeemed	$ 30,943
Accrued management fee	18,543
Distribution fees payable	2,828
Other affiliated payables	25,201
Other payables and accrued expenses	46,071
Collateral on securities loaned, at value	1,861,500
Total liabilities		1,985,086

Net Assets		$ 90,844,943
Net Assets consist of:
Paid in capital		$ 156,425,678
Accumulated undistributed net realized gain (loss) on investments		(48,282,649)
Net unrealized appreciation (depreciation) on investments		(17,298,086)
Net Assets		$ 90,844,943

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,159,185 ÷ 352,790 shares)	$ 6.12

Maximum offering price per share (100/94.25 of $6.12)	$ 6.49
Class T: Net Asset Value and redemption price per share ($819,817 ÷ 134,226 shares)	$ 6.11

Maximum offering price per share (100/96.50 of $6.11)	$ 6.33
Class B: Net Asset Value and offering price per share ($815,346 ÷ 133,788 shares)A	$ 6.09

Class C: Net Asset Value and offering price per share ($1,441,270 ÷ 237,945 shares)A	$ 6.06

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($85,331,915 ÷ 13,869,688 shares)	$ 6.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($277,410 ÷ 44,919 shares)	$ 6.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 1,415,057
Interest		2,236
Income from Fidelity Central Funds (including $54,836 from security lending)		76,612
Total income		1,493,905

Expenses
Management fee Basic fee	$ 694,776
Performance adjustment	(304,930)
Transfer agent fees	366,692
Distribution fees	24,175
Accounting and security lending fees	50,096
Custodian fees and expenses	11,825
Independent trustees' compensation	625
Registration fees	47,125
Audit	52,683
Legal	877
Miscellaneous	17,111
Total expenses before reductions	961,055
Expense reductions	(20,130)	940,925
Net investment income (loss)		552,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(39,614,848)
Change in net unrealized appreciation (depreciation) on investment securities		(12,538,618)
Net gain (loss)		(52,153,466)
Net increase (decrease) in net assets resulting from operations		$ (51,600,486)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 552,980	$ (131,322)
Net realized gain (loss)	(39,614,848)	10,237,592
Change in net unrealized appreciation (depreciation)	(12,538,618)	(21,747,840)
Net increase (decrease) in net assets resulting from operations	(51,600,486)	(11,641,570)
Distributions to shareholders from net investment income	(628,444)	-
Distributions to shareholders from net realized gain	-	(18,572,404)
Total distributions	(628,444)	(18,572,404)
Share transactions - net increase (decrease)	(9,063,301)	(1,164,336)
Total increase (decrease) in net assets	(61,292,231)	(31,378,310)

Net Assets
Beginning of period	152,137,174	183,515,484
End of period	$ 90,844,943	$ 152,137,174

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.02	(.03)
Net realized and unrealized gain (loss)	(3.71)	(.72)
Total from investment operations	(3.69)	(.75)
Distributions from net investment income	(.04)	-
Distributions from net realized gain	-	(1.25)
Total distributions	(.04)	(1.25)
Net asset value, end of period	$ 6.12	$ 9.85
Total Return B, C	(37.49)%	(6.99)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.01%	1.20% A
Expenses net of fee waivers, if any	1.01%	1.20% A
Expenses net of all reductions	1.01%	1.20% A
Net investment income (loss)	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,159	$ 1,302
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.01)	(.06)
Net realized and unrealized gain (loss)	(3.70)	(.69)
Total from investment operations	(3.71)	(.75)
Distributions from net investment income	(.03)	-
Distributions from net realized gain	-	(1.25)
Total distributions	(.03)	(1.25)
Net asset value, end of period	$ 6.11	$ 9.85
Total Return B, C	(37.71)%	(7.05)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.31%	1.47% A
Expenses net of fee waivers, if any	1.31%	1.47% A
Expenses net of all reductions	1.31%	1.47% A
Net investment income (loss)	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 820	$ 1,097
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.05)	(.12)
Net realized and unrealized gain (loss)	(3.69)	(.70)
Total from investment operations	(3.74)	(.82)
Distributions from net investment income	- I	-
Distributions from net realized gain	-	(1.20)
Total distributions	- I	(1.20)
Net asset value, end of period	$ 6.09	$ 9.83
Total Return B, C	(38.01)%	(7.62)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.76%	1.99% A
Expenses net of fee waivers, if any	1.76%	1.99% A
Expenses net of all reductions	1.76%	1.99% A
Net investment income (loss)	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 815	$ 543
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.04)	(.11)
Net realized and unrealized gain (loss)	(3.69)	(.70)
Total from investment operations	(3.73)	(.81)
Distributions from net investment income	(.03)	-
Distributions from net realized gain	-	(1.22)
Total distributions	(.03)	(1.22)
Net asset value, end of period	$ 6.06	$ 9.82
Total Return B, C	(37.98)%	(7.54)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.77%	1.96% A
Expenses net of fee waivers, if any	1.77%	1.96% A
Expenses net of all reductions	1.77%	1.96% A
Net investment income (loss)	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,441	$ 945
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 11.92	$ 11.82	$ 10.17	$ 9.21
Income from Investment Operations
Net investment income (loss) B	.04	(.01)	- I	.02 E	(.01) F
Net realized and unrealized gain (loss)	(3.73)	(.77)	.37	1.87	.97
Total from investment operations	(3.69)	(.78)	.37	1.89	.96
Distributions from net investment income	(.05)	-	(.01)	-	-
Distributions from net realized gain	-	(1.25)	(.26)	(.24)	-
Total distributions	(.05)	(1.25)	(.27)	(.24)	-
Redemption fees added to paid in capital B	-	-	- H, I	- I	- I
Net asset value, end of period	$ 6.15	$ 9.89	$ 11.92	$ 11.82	$ 10.17
Total Return A	(37.36)%	(7.26)%	3.20%	18.66%	10.42%
Ratios to Average Net Assets C, G
Expenses before reductions	.75%	1.03%	1.10%	1.12%	1.30%
Expenses net of fee waivers, if any	.74%	.99%	1.00%	1.00%	1.20%
Expenses net of all reductions	.74%	.98%	.99%	.94%	1.13%
Net investment income (loss)	.47%	(.07)%	.02%	.15% E	(.07)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,332	$ 147,864	$ 183,515	$ 157,513	$ 49,453
Portfolio turnover rate D	355%	428%	189%	268%	274%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The redemption fee was eliminated during the year ended January 31, 2007.

I Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) C	.04	- H
Net realized and unrealized gain (loss)	(3.72)	(.70)
Total from investment operations	(3.68)	(.70)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	-	(1.27)
Total distributions	(.02)	(1.27)
Net asset value, end of period	$ 6.18	$ 9.88
Total Return B	(37.29)%	(6.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.88% A
Expenses net of fee waivers, if any	.68%	.88% A
Expenses net of all reductions	.68%	.88% A
Net investment income (loss)	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 277	$ 386
Portfolio turnover rate E	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Mid Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	-50.28%	-8.68%	-5.30%
Class T (incl. 3.50% sales charge) C	-49.21%	-8.36%	-5.07%
Class B (incl. contingent deferred sales charge) D	-50.26%	-8.20%	-4.72%
Class C (incl. contingent deferred sales charge) E	-48.17%	-7.87%	-4.72%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Growth, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Growth Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See above for additional information regarding performance of Class A.

Annual Report

Fidelity Advisor Mid Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Patrick Venanzi, Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund for most of the period covered by this report

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year, the fund's Class A, Class T, Class B and Class C shares fell 47.25%, 47.37%, 47.64% and 47.64%, respectively (excluding sales charges), trailing the -42.24% return of the Russell Midcap® Growth Index. Unfavorable stock picking almost across the board was the main driver of negative performance compared with the index. The fund's stock picks in industrials and information technology were especially detrimental, while stock selection in energy and materials hurt as well. Disappointing security selection in financials also held back our relative return, but that underperformance was somewhat tempered by favorable industry positioning within the sector - led by overweightings in insurance and banks. On an individual security basis, the fund was hurt by owning three out-of-benchmark companies in the solar industry: Canada's Timminco, Germany's Q-Cells and U.S.-based Evergreen Solar. Elsewhere, our out-of-index stake in American Apparel also was a negative, hurt by investors' perception that all retailers would be dragged down by the economic slowdown. Several of our energy holdings were costly, including: Weatherford International, an equipment and services provider to the energy industry; coal producer Peabody Energy; natural gas producer Chesapeake Energy; and oil and gas equipment manufacturer National Oilwell Varco. As commodity prices slid dramatically, I did not sell some of our energy names quickly enough, and our positioning detracted from the fund's return. In addition, the fluctuations in currency exchange rates hurt the fund's performance, dragging down the returns of our foreign holdings. Conversely, stock selection in health care added relative value, as did holding an above-average position in cash in a down market. Our holdings in consumer staples and consumer discretionary also contributed, but our relative weightings in these sectors erased the gains. Timely ownership of coal supplier Alpha Natural Resources made the fund's biggest individual contribution. An underweighting in multi-industry conglomerate Textron also was helpful. In health care, owning an out-of-index position in Myriad Genetics was a positive. This diagnostic and therapeutic product developer proved to be a fast grower in a slowing economy, and our holdings in the stock doubled in value during the period. Lastly, timely ownership of diversified financials firm Morgan Stanley gave a small boost to performance. Some stocks mentioned were sold by period end.

For the year, the fund's Institutional Class shares fell 47.09%, trailing the -42.24% return of the Russell Midcap® Growth Index. Unfavorable stock picking almost across the board was the main driver of negative performance compared with the index. The fund's stock picks in industrials and information technology were especially detrimental, while stock selection in energy and materials hurt as well. Disappointing security selection in financials also held back our relative return, but that underperformance was somewhat tempered by favorable industry positioning within the sector - led by overweightings in insurance and banks. On an individual security basis, the fund was hurt by owning three out-of-benchmark companies in the solar industry: Canada's Timminco, Germany's Q-Cells and U.S.-based Evergreen Solar. Elsewhere, our out-of-index stake in American Apparel also was a negative, hurt by investors' perception that all retailers would be dragged down by the economic slowdown. Several of our energy holdings were costly, including: Weatherford International, an equipment and services provider to the energy industry; coal producer Peabody Energy; natural gas producer Chesapeake Energy; and oil and gas equipment manufacturer National Oilwell Varco. As commodity prices slid dramatically, I did not sell some of our energy names quickly enough, and our positioning detracted from the fund's return. In addition, the fluctuations in currency exchange rates hurt the fund's performance, dragging down the returns of our foreign holdings. Conversely, stock selection in health care added relative value, as did holding an above-average position in cash in a down market. Our holdings in consumer staples and consumer discretionary also contributed, but our relative weightings in these sectors erased the gains. Timely ownership of coal supplier Alpha Natural Resources made the fund's biggest individual contribution. An underweighting in multi-industry conglomerate Textron also was helpful. In health care, owning an out-of-index position in Myriad Genetics was a positive. This diagnostic and therapeutic product developer proved to be a fast grower in a slowing economy, and our holdings in the stock doubled in value during the period. Lastly, timely ownership of diversified financials firm Morgan Stanley gave a small boost to performance. Some stocks mentioned were sold by period end.

Note to shareholders: Steven Calhoun became Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund on January 23, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Growth Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
AMAG Pharmaceuticals, Inc.	3.7	0.3
DeVry, Inc.	3.2	0.0
The DIRECTV Group, Inc.	2.6	0.0
Autonomy Corp. PLC	2.3	0.0
St. Jude Medical, Inc.	2.1	0.0
Express Scripts, Inc.	2.1	0.4
IHS, Inc. Class A	2.1	0.3
ArthroCare Corp.	2.0	0.0
Heckmann Corp.	2.0	0.5
Morgan Stanley	1.9	0.0
	24.0
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.4	14.7
Information Technology	19.6	19.1
Consumer Discretionary	18.6	13.4
Industrials	12.2	16.2
Energy	7.6	13.6
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 97.3%		Stocks 97.3%
	Convertible Securities 0.5%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	10.7%	** Foreign investments	17.1%

Annual Report

Fidelity Mid Cap Growth Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 1.0%
The Goodyear Tire & Rubber Co. (a)	227,800	$ 1,405,526
Diversified Consumer Services - 4.5%
DeVry, Inc.	83,300	4,463,214
Strayer Education, Inc.	8,600	1,861,298
		6,324,512
Hotels, Restaurants & Leisure - 2.9%
Buffalo Wild Wings, Inc. (a)	16,100	361,606
Burger King Holdings, Inc.	72,889	1,621,780
Las Vegas Sands Corp. warrants 11/16/13 (a)	17,300	747,360
Wendy's/Arby's Group, Inc.	262,500	1,323,000
		4,053,746
Household Durables - 1.4%
Mohawk Industries, Inc. (a)	62,000	1,990,820
Media - 2.6%
The DIRECTV Group, Inc. (a)	166,600	3,648,540
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	34,700	1,482,037
Specialty Retail - 4.7%
Best Buy Co., Inc.	73,600	2,062,272
Lowe's Companies, Inc.	111,800	2,042,586
O'Reilly Automotive, Inc. (a)	55,500	1,613,385
Staples, Inc.	54,900	875,106
		6,593,349
TOTAL CONSUMER DISCRETIONARY		25,498,530
CONSUMER STAPLES - 3.9%
Beverages - 2.0%
Heckmann Corp. (a)(d)	550,000	2,849,000
Food & Staples Retailing - 1.9%
BJ's Wholesale Club, Inc. (a)	46,200	1,325,016
Costco Wholesale Corp.	29,700	1,337,391
		2,662,407
TOTAL CONSUMER STAPLES		5,511,407
ENERGY - 7.6%
Energy Equipment & Services - 6.1%
FMC Technologies, Inc. (a)	50,000	1,479,500
IHS, Inc. Class A (a)	65,900	2,886,420
National Oilwell Varco, Inc. (a)	55,000	1,454,200
Noble Corp.	77,600	2,106,840
Smith International, Inc.	26,100	592,470
		8,519,430
Oil, Gas & Consumable Fuels - 1.5%
Denbury Resources, Inc. (a)	31,700	388,008

	Shares	Value
Hess Corp.	25,000	$ 1,390,250
Petrohawk Energy Corp. (a)	19,000	374,490
		2,152,748
TOTAL ENERGY		10,672,178
FINANCIALS - 5.5%
Capital Markets - 3.2%
Greenhill & Co., Inc.	28,200	1,833,564
Morgan Stanley	135,700	2,745,211
		4,578,775
Insurance - 1.0%
Validus Holdings Ltd.	62,900	1,435,378
Real Estate Investment Trusts - 1.3%
Chimera Investment Corp.	537,300	1,773,090
TOTAL FINANCIALS		7,787,243
HEALTH CARE - 24.9%
Biotechnology - 6.7%
Acorda Therapeutics, Inc. (a)(d)	15,000	367,950
Alexion Pharmaceuticals, Inc. (a)	13,000	479,310
Amylin Pharmaceuticals, Inc. (a)	49,100	567,596
BioMarin Pharmaceutical, Inc. (a)	53,600	1,032,336
Cephalon, Inc. (a)	27,200	2,099,296
GTx, Inc. (a)(d)	60,600	669,024
Isis Pharmaceuticals, Inc. (a)	53,400	754,542
Myriad Genetics, Inc. (a)	17,300	1,290,061
OSI Pharmaceuticals, Inc. (a)	20,800	740,480
Vertex Pharmaceuticals, Inc. (a)	45,000	1,487,250
		9,487,845
Health Care Equipment & Supplies - 8.0%
ArthroCare Corp. (a)	416,725	2,883,737
Conceptus, Inc. (a)	48,800	700,768
Cyberonics, Inc. (a)	84,300	1,297,377
Edwards Lifesciences Corp. (a)	26,800	1,540,732
Masimo Corp. (a)	28,400	788,668
NuVasive, Inc. (a)	4,165	155,521
St. Jude Medical, Inc. (a)	82,200	2,989,614
TranS1, Inc. (a)	154,156	963,475
		11,319,892
Health Care Providers & Services - 3.5%
athenahealth, Inc. (a)	22,400	808,192
CardioNet, Inc.	37,000	839,160
Express Scripts, Inc. (a)	55,500	2,983,680
Hanger Orthopedic Group, Inc. (a)	23,950	326,918
		4,957,950
Life Sciences Tools & Services - 4.8%
AMAG Pharmaceuticals, Inc. (a)	147,000	5,181,749
Illumina, Inc. (a)	30,500	834,480
QIAGEN NV (a)	43,800	751,170
		6,767,399
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.9%
Allergan, Inc.	37,000	$ 1,410,440
BioMimetic Therapeutics, Inc. (a)	44,300	357,501
XenoPort, Inc. (a)	32,700	854,124
		2,622,065
TOTAL HEALTH CARE		35,155,151
INDUSTRIALS - 12.2%
Airlines - 0.9%
Allegiant Travel Co. (a)	37,400	1,337,424
Construction & Engineering - 1.4%
Quanta Services, Inc. (a)	92,600	1,979,788
Electrical Equipment - 3.1%
First Solar, Inc. (a)	10,200	1,456,560
Ocean Power Technologies, Inc. (a)	95,950	620,797
Sunpower Corp. Class B (a)	59,470	1,571,197
Vestas Wind Systems AS (a)	15,300	747,373
		4,395,927
Machinery - 3.4%
Cummins, Inc.	57,800	1,386,044
Energy Recovery, Inc.	54,100	338,125
Navistar International Corp. (a)	52,300	1,588,351
PACCAR, Inc.	57,500	1,517,425
		4,829,945
Professional Services - 2.0%
FTI Consulting, Inc. (a)	33,800	1,386,138
Huron Consulting Group, Inc. (a)	27,800	1,389,444
		2,775,582
Road & Rail - 1.1%
Old Dominion Freight Lines, Inc. (a)	59,000	1,479,720
Transportation Infrastructure - 0.3%
Aegean Marine Petroleum Network, Inc.	25,800	441,438
TOTAL INDUSTRIALS		17,239,824
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 3.0%
Comtech Telecommunications Corp. (a)	4,620	179,256
Corning, Inc.	143,500	1,450,785
Infinera Corp. (a)	26,322	180,569
Juniper Networks, Inc. (a)	172,200	2,438,352
		4,248,962
Electronic Equipment & Components - 1.8%
BYD Co. Ltd. (H Shares)	300,000	559,133
Digital Ally, Inc. (a)(d)	569,596	1,714,484
Diploma PLC	196,800	328,085
		2,601,702

	Shares	Value
Internet Software & Services - 1.0%
Omniture, Inc. (a)	153,900	$ 1,398,951
IT Services - 3.5%
Cognizant Technology Solutions Corp. Class A (a)	108,700	2,035,951
Lender Processing Services, Inc.	53,200	1,378,944
MasterCard, Inc. Class A	11,000	1,493,580
		4,908,475
Semiconductors & Semiconductor Equipment - 6.0%
ASML Holding NV (NY Shares)	28,200	466,428
Broadcom Corp. Class A (a)	85,900	1,361,515
Cymer, Inc. (a)	18,000	367,200
Globe Specialty Metals, Inc. (Reg. S) (a)	52,000	338,000
Lam Research Corp. (a)	31,600	638,636
Marvell Technology Group Ltd. (a)	222,200	1,619,838
MEMC Electronic Materials, Inc. (a)	105,200	1,430,720
NVIDIA Corp. (a)	177,400	1,410,330
Varian Semiconductor Equipment Associates, Inc. (a)	43,800	833,952
		8,466,619
Software - 4.3%
Autonomy Corp. PLC (a)	204,000	3,235,271
McAfee, Inc. (a)	49,000	1,494,010
VMware, Inc. Class A (a)	63,900	1,322,730
		6,052,011
TOTAL INFORMATION TECHNOLOGY		27,676,720
MATERIALS - 2.6%
Metals & Mining - 2.6%
Agnico-Eagle Mines Ltd.	31,300	1,672,431
Timminco Ltd. (a)(d)	126,100	355,921
Yamana Gold, Inc.	200,000	1,621,732
		3,650,084
TELECOMMUNICATION SERVICES - 2.2%
Wireless Telecommunication Services - 2.2%
Crown Castle International Corp. (a)	78,700	1,536,224
SBA Communications Corp. Class A (a)	81,100	1,613,890
		3,150,114
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
NRG Energy, Inc. (a)	12,000	280,320
TOTAL COMMON STOCKS (Cost $147,537,384)		136,621,571
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp. Series A 10.00% (Cost $1,165,870)	17,300	$ 731,790
Convertible Bonds - 0.5%
Principal Amount
HEALTH CARE - 0.5%
Biotechnology - 0.5%
Amylin Pharmaceuticals, Inc. 3% 6/15/14 (Cost $644,960)	$ 1,250,000	624,875
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	5,805,550	$ 5,805,550
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	1,490,015	1,490,015
TOTAL MONEY MARKET FUNDS (Cost $7,295,565)		7,295,565
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $156,643,779)	145,273,801
NET OTHER ASSETS - (3.0)%	(4,173,749)
NET ASSETS - 100%	$ 141,100,052
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 96,865
Fidelity Securities Lending Cash Central Fund	497,729
Total	$ 594,594
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 145,273,801	$ 142,610,643	$ 1,184,008	$ 1,479,150
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 0
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(250,850)
Cost of Purchases	1,730,000
Proceeds of Sales	0
Amortization/Accretion	0
Transfer in/out of Level 3	0
Ending Balance	$ 1,479,150

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.3%
Canada	2.6%
United Kingdom	2.5%
Bermuda	2.1%
Cayman Islands	1.5%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $66,505,555 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $68,788,558 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,422,131) - See accompanying schedule: Unaffiliated issuers (cost $149,348,214)	$ 137,978,236
Fidelity Central Funds (cost $7,295,565)	7,295,565
Total Investments (cost $156,643,779)		$ 145,273,801
Cash		50,279
Foreign currency held at value (cost $26,386)		25,907
Receivable for investments sold		10,558,969
Receivable for fund shares sold		358,241
Dividends receivable		83,293
Interest receivable		4,594
Distributions receivable from Fidelity Central Funds		17,545
Prepaid expenses		1,860
Other receivables		6,372
Total assets		156,380,861

Liabilities
Payable for investments purchased	$ 12,661,944
Payable for fund shares redeemed	290,174
Accrued management fee	8,027
Distribution fees payable	1,527
Other affiliated payables	40,640
Other payables and accrued expenses	788,482
Collateral on securities loaned, at value	1,490,015
Total liabilities		15,280,809

Net Assets		$ 141,100,052
Net Assets consist of:
Paid in capital		$ 292,595,406
Undistributed net investment income		20,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,136,239)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,379,447)
Net Assets		$ 141,100,052

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,623,228 ÷ 254,596 shares)	$ 6.38

Maximum offering price per share (100/94.25 of $6.38)	$ 6.77
Class T: Net Asset Value and redemption price per share ($790,106 ÷ 124,129 shares)	$ 6.37

Maximum offering price per share (100/96.50 of $6.37)	$ 6.60
Class B: Net Asset Value and offering price per share ($245,147 ÷ 38,754 shares)A	$ 6.33

Class C: Net Asset Value and offering price per share ($699,245 ÷ 110,494 shares)A	$ 6.33

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($137,633,278 ÷ 21,519,828 shares)	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($109,048 ÷ 17,038 shares)	$ 6.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 2,300,949
Interest		75,658
Income from Fidelity Central Funds (including $497,729 from security lending)		594,594
Total income		2,971,201

Expenses
Management fee Basic fee	$ 1,354,812
Performance adjustment	(723,709)
Transfer agent fees	715,143
Distribution fees	21,259
Accounting and security lending fees	97,677
Custodian fees and expenses	32,986
Independent trustees' compensation	1,239
Registration fees	51,748
Audit	59,667
Legal	1,787
Interest	15,528
Miscellaneous	59,406
Total expenses before reductions	1,687,543
Expense reductions	(38,126)	1,649,417
Net investment income (loss)		1,321,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(120,053,719)
Foreign currency transactions	56,316
Total net realized gain (loss)		(119,997,403)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,546,433)
Assets and liabilities in foreign currencies	(11,378)
Total change in net unrealized appreciation (depreciation)		(11,557,811)
Net gain (loss)		(131,555,214)
Net increase (decrease) in net assets resulting from operations		$ (130,233,430)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,321,784	$ (525,556)
Net realized gain (loss)	(119,997,403)	13,597,312
Change in net unrealized appreciation (depreciation)	(11,557,811)	(50,633,687)
Net increase (decrease) in net assets resulting from operations	(130,233,430)	(37,561,931)
Distributions to shareholders from net investment income	(1,335,128)	-
Distributions to shareholders from net realized gain	-	(21,909,497)
Total distributions	(1,355,128)	(21,909,497)
Share transactions - net increase (decrease)	(32,388,361)	(76,821,412)
Redemption fees	11,892	26,012
Total increase (decrease) in net assets	(163,945,027)	(136,266,828)

Net Assets
Beginning of period	305,045,079	441,311,907
End of period (including undistributed net investment income of $20,332 and $0, respectively)	$ 141,100,052	$ 305,045,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	.03	(.05)
Net realized and unrealized gain (loss)	(5.79)	(1.30)
Total from investment operations	(5.76)	(1.35)
Distributions from net investment income	(.05)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.38	$ 12.19
Total Return B, C, D	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	1.10% A
Expenses net of fee waivers, if any	.95%	1.10% A
Expenses net of all reductions	.94%	1.10% A
Net investment income (loss)	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,623	$ 1,936
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended January 31,

2009

2008 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	- K	(.09)
Net realized and unrealized gain (loss)	(5.75)	(1.31)
Total from investment operations	(5.75)	(1.40)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.02)	(.79)
Redemption fees added to paid in capital E, K	-	-
Net asset value, end of period	$ 6.37	$ 12.14
Total Return B, C, D	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.23%	1.36% A
Expenses net of fee waivers, if any	1.23%	1.36% A
Expenses net of all reductions	1.22%	1.36% A
Net investment income (loss)	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 790	$ 591
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	(.16)
Net realized and unrealized gain (loss)	(5.71)	(1.29)
Total from investment operations	(5.76)	(1.45)
Distributions from net realized gain	-	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.33	$ 12.09
Total Return B, C, D	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.85% A
Expenses net of all reductions	1.69%	1.85% A
Net investment income (loss)	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 245	$ 414
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.04)	(.15)
Net realized and unrealized gain (loss)	(5.72)	(1.30)
Total from investment operations	(5.76)	(1.45)
Distributions from net realized gain	-	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.33	$ 12.09
Total Return B, C, D	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.69%	1.85% A
Expenses net of fee waivers, if any	1.69%	1.85% A
Expenses net of all reductions	1.68%	1.85% A
Net investment income (loss)	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 699	$ 697
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 14.31	$ 14.38	$ 11.58	$ 10.63
Income from Investment Operations
Net investment income (loss) B	.06	(.02)	(.04)	.01 E	(.03) F
Net realized and unrealized gain (loss)	(5.81)	(1.29)	.15	3.09	1.15
Total from investment operations	(5.75)	(1.31)	.11	3.10	1.12
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	-	(.79)	(.18)	(.30)	(.17)
Total distributions	(.06)	(.79)	(.18)	(.30)	(.17)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 6.40	$ 12.21	$ 14.31	$ 14.38	$ 11.58
Total Return A	(47.09)%	(9.68)%	.80%	27.15%	10.55%
Ratios to Average Net Assets C, G
Expenses before reductions	.69%	.83%	1.02%	1.04%	1.02%
Expenses net of fee waivers, if any	.68%	.81%	1.00%	1.00%	1.02%
Expenses net of all reductions	.67%	.81%	.99%	.95%	.99%
Net investment income (loss)	.55%	(.12)%	(.33)%	.07% E	(.31)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,633	$ 301,225	$ 441,312	$ 349,982	$ 77,658
Portfolio turnover rate D	220%	245%	178%	173%	220%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	.07	-I
Net realized and unrealized gain (loss)	(5.82)	(1.32)
Total from investment operations	(5.75)	(1.32)
Distributions from net investment income	(.07)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 12.22
Total ReturnB, C	(47.09)%	(9.74)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.59%	.72%A
Expenses net of fee waivers, if any	.59%	.72%A
Expenses net of all reductions	.59%	.72%A
Net investment income (loss)	.64%	(.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109	$ 182
Portfolio turnover rateF	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2009

1. Organization.

Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (the Funds) are funds of Fidelity Devonshire Trust (the trust) and are authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management company organized as a Massachusetts business trust. The Funds offer Class A, Class T, Class B, Class C, Institutional Class and Large Cap Value, Mid Cap Value, Large Cap Growth and Mid Cap Growth shares, respectively, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of January 31, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Large Cap Value Fund	$ 1,243,124,566	$ 46,300,187	$ (322,843,422)	$ (276,543,235)
Fidelity Mid Cap Value Fund	501,235,701	12,645,346	(115,405,798)	(102,760,452)
Fidelity Large Cap Growth Fund	112,361,566	2,551,219	(22,449,741)	(19,898,522)
Fidelity Mid Cap Growth Fund	161,475,041	4,616,193	(20,817,433)	(16,201,240)
	Undistributed Ordinary Income	Capital Loss Carryforward
Fidelity Large Cap Value Fund	$ 945,223	$ (321,741,584)
Fidelity Mid Cap Value Fund	-	(142,309,837)
Fidelity Large Cap Growth Fund	-	(35,247,593)
Fidelity Mid Cap Growth Fund	-	(66,505,555)

The tax character of distributions paid was as follows:

January 31, 2009
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 22,112,922	$ -	$ 22,112,922
Fidelity Mid Cap Value Fund	6,653,128	337	6,653,465
Fidelity Large Cap Growth Fund	628,444	-	628,444
Fidelity Mid Cap Growth Fund	1,335,128	-	1,335,128
January 31, 2008
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 37,304,898	$ 67,715,379	$ 105,020,277
Fidelity Mid Cap Value Fund	10,958,373	29,219,096	40,177,469
Fidelity Large Cap Growth Fund	6,193,151	12,379,253	18,572,404
Fidelity Mid Cap Growth Fund	-	21,909,497	21,909,497

Short-Term Trading (Redemption) Fees. Shares held in the Fidelity Mid Cap Value Fund and Fidelity Mid Cap Growth Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Value Fund	3,340,322,682	3,189,537,159
Fidelity Mid Cap Value Fund	1,629,727,663	1,710,662,690
Fidelity Large Cap Growth Fund	440,896,903	450,146,194
Fidelity Mid Cap Growth Fund	525,894,185	561,819,193

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the funds is subject to a performance adjustment (up to a maximum +/- .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Large Cap Value Fund	.30%	.26%	.54%
Fidelity Mid Cap Value Fund	.30%	.26%	.50%
Fidelity Large Cap Growth Fund	.30%	.26%	.31%
Fidelity Mid Cap Growth Fund	.30%	.26%	.26%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Fidelity Large Cap Value Fund	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 43,064	$ 14,346
Class T	.25%	.25%	30,434	-
Class B	.75%	.25%	16,910	12,720
Class C	.75%	.25%	16,433	6,168
			$ 106,841	$ 33,234
Fidelity Mid Cap Value Fund
Class A	0%	.25%	$ 18,886	$ 6,695
Class T	.25%	.25%	17,208	117
Class B	.75%	.25%	10,321	7,832
Class C	.75%	.25%	15,262	7,190
			$ 61,677	$ 21,834
Fidelity Large Cap Growth Fund
Class A	0%	.25%	$ 4,188	$ 131
Class T	.25%	.25%	3,186	251
Class B	.75%	.25%	6,596	5,041
Class C	.75%	.25%	10,205	5,895
			$ 24,175	$ 11,318
Fidelity Mid Cap Growth Fund
Class A	0%	.25%	$ 5,340	$ 336
Class T	.25%	.25%	4,512	168
Class B	.75%	.25%	3,529	2,772
Class C	.75%	.25%	7,878	4,945
			$ 21,259	$ 8,221

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Fidelity Large Cap Value Fund	Retained by FDC
Class A	$ 16,372
Class T	3,028
Class B*	1,785
Class C*	670
$ 21,855
Fidelity Mid Cap Value Fund
Class A	$ 8,935
Class T	1,387
Class B*	3,300
Class C*	840
$ 14,462
Fidelity Large Cap Growth Fund
Class A	$ 6,358
Class T	837
Class B*	978
Class C*	478
$ 8,651
Fidelity Mid Cap Growth Fund
Class A	$ 3,531
Class T	762
Class B*	349
Class C*	413
$ 5,055

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

Fidelity Large Cap Value Fund	Amount	% of Average Net Assets
Class A	$ 56,112.33
Class T	24,168.40
Class B	8,115.48
Class C	5,290.32
Large Cap Value	3,398,717.27
Institutional Class	3,585.26
	$ 3,495,987
Fidelity Mid Cap Value Fund
Class A	$ 22,688.30
Class T	10,546.31
Class B	3,081.30
Class C	4,426.29
Mid Cap Value	1,640,844.28
Institutional Class	4,034.30
	$ 1,685,619

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Fidelity Large Cap Growth Fund	Amount	% of Average Net Assets
Class A	$ 4,979.30
Class T	2,198.35
Class B	2,007.30
Class C	3,140.31
Large Cap Growth	353,757.30
Institutional Class	611.22
	$ 366,692
Fidelity Mid Cap Growth Fund
Class A	$ 6,477.30
Class T	3,061.34
Class B	1,072.30
Class C	2,364.30
Mid Cap Growth	701,739.30
Institutional Class	430.20
	$ 715,143

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Large Cap Value Fund	$ 49,540
Fidelity Mid Cap Value Fund	20,434
Fidelity Large Cap Growth Fund	39,332
Fidelity Mid Cap Growth Fund	17,062

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Value Fund	Borrower	$ 22,119,400	3.14%	$ 9,651
Fidelity Mid Cap Value Fund	Borrower	6,865,500.73%		832

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Large Cap Value Fund	$ 2,980
Fidelity Mid Cap Value Fund	1,401
Fidelity Large Cap Growth Fund	284
Fidelity Mid Cap Growth Fund	565

During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Mid Cap Growth Fund	$ 40,479,250	3.45%	$ 15,528

10. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement from Adviser
Fidelity Large Cap Value Fund
Class B	2.00%	$ 1,208

In addition, FMR voluntarily agreed to reimburse a portion of certain Fund's existing class' operating expenses. During the period, this reimbursement reduced certain Fund's existing class' expenses by the following amounts:

Reimbursement from Adviser
Fidelity Large Cap Value Fund
Large Cap Value	$ 18,780
Fidelity Mid Cap Value Fund
Mid Cap Value	19,225
Fidelity Large Cap Growth Fund
Large Cap Growth	17,248
Fidelity Mid Cap Growth Fund
Mid Cap Growth	17,132

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody Expense Reductions	Transfer Agent Expense Reductions

Fidelity Large Cap Value Fund	$ -	$ -	$ -
Large Cap Value	-	-	13,071
Institutional Class	-	-	1
Fidelity Mid Cap Value Fund	-	-	-
Class A	-	-	102
Mid Cap Value	-	-	4,684
Institutional Class	-	-	19
Fidelity Large Cap Growth Fund	-	-	-
Large Cap Growth	-	-	2,882
Fidelity Mid Cap Growth Fund	14,180	1,556	-
Mid Cap Growth	-	-	5,258

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Fidelity Large Cap Value Fund	$ 12,127
Fidelity Mid Cap Value Fund	23,107
Fidelity Large Cap Growth Fund	14,058
Fidelity Mid Cap Growth Fund	16,394

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2009	2008 A
Fidelity Large Cap Value Fund
From net investment income
Class A	$ 399,383	$ 75,483
Class T	87,114	44,031
Class B	18,848	824
Class C	36,670	4,115
Large Cap Value	21,539,806	14,152,017
Institutional Class	31,101	10,129
Total	$ 22,112,922	$ 14,286,599
From net realized gain
Class A	$ -	$ 372,920
Class T	-	317,190
Class B	-	97,442
Class C	-	51,607
Large Cap Value	-	89,854,195
Institutional Class	-	40,324
Total	$ -	$ 90,733,678
Fidelity Mid Cap Value Fund
From net investment income
Class A	$ 101,584	$ 18,691
Class T	33,331	5,836
Class B	3,956	259
Class C	10,614	66
Mid Cap Value	6,486,758	3,005,000
Institutional Class	16,885	7,163
Total	$ 6,653,128	$ 3,037,015
From net realized gain
Class A	$ 8	$ 176,774
Class T	-	106,263
Class B	-	46,244
Class C	-	67,330
Mid Cap Value	329	36,700,729
Institutional Class	-	43,114
Total	$ 337	$ 37,140,454
Fidelity Large Cap Growth Fund
From net investment income
Class A	$ 9,774	$ -
Class T	2,782	-
Class B	466	-
Class C	8,869	-
Large Cap Growth	606,381	-
Institutional Class	172	-
Total	$ 628,444	$ -
From net realized gain
Class A	$ -	$ 123,133
Class T	-	101,048
Class B	-	40,430
Class C	-	75,734
Large Cap Growth	-	18,196,705
Institutional Class	-	35,354
Total	$ -	$ 18,572,404

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders - continued

Years ended January 31,	2009	2008 A
Fidelity Mid Cap Growth Fund
From net investment income
Class A	$ 14,273	$ -
Class T	1,968	-
Mid Cap Growth	1,317,754	-
Institutional Class	1,133	-
Total	$ 1,335,128	$ -
From net realized gain
Class A	$ -	$ 100,774
Class T	-	34,957
Class B	-	25,358
Class C	-	40,118
Mid Cap Growth	-	21,697,261
Institutional Class	-	11,029
Total	$ -	$ 21,909,497

A Distributions for Classes A, T, B, C and Institutional Class are for the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Fidelity Large Cap Value Fund
Class A
Shares sold	2,638,195	1,045,290	$ 27,871,103	$ 16,232,942
Reinvestment of distributions	47,822	29,393	389,751	423,574
Shares redeemed	(409,267)	(352,749)	(4,315,737)	(5,365,826)
Net increase (decrease)	2,276,750	721,934	$ 23,945,117	$ 11,290,690
Class T
Shares sold	1,279,457	935,752	$ 11,375,150	$ 14,740,653
Reinvestment of distributions	9,970	24,935	81,353	359,076
Shares redeemed	(431,602)	(518,994)	(3,878,420)	(7,932,251)
Net increase (decrease)	857,825	441,693	$ 7,578,083	$ 7,167,478
Class B
Shares sold	271,854	315,386	$ 2,451,167	$ 4,951,665
Reinvestment of distributions	2,178	6,739	17,794	97,191
Shares redeemed	(66,302)	(184,721)	(798,370)	(2,835,906)
Net increase (decrease)	207,730	137,404	$ 1,670,591	$ 2,212,950
Class C
Shares sold	290,474	138,185	$ 2,829,293	$ 2,136,503
Reinvestment of distributions	3,943	3,506	32,014	50,496
Shares redeemed	(69,872)	(52,323)	(719,269)	(788,391)
Net increase (decrease)	224,545	89,368	$ 2,142,038	$ 1,398,608
Large Cap Value
Shares sold	45,983,905	52,779,386	$ 502,325,155	$ 813,954,360
Reinvestment of distributions	2,580,327	7,056,478	21,132,879	102,030,422
Shares redeemed	(36,697,448)	(40,898,915)	(409,090,614)	(619,081,485)
Net increase (decrease)	11,866,784	18,936,949	$ 114,367,420	$ 296,903,297
Institutional Class
Shares sold	164,623	92,735	$ 1,810,331	$ 1,397,015
Reinvestment of distributions	3,731	3,477	30,444	50,127
Shares redeemed	(73,670)	(17,951)	(824,931)	(257,652)
Net increase (decrease)	94,684	78,261	$ 1,015,844	$ 1,189,490

Annual Report

13. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Fidelity Mid Cap Value Fund
Class A
Shares sold	516,793	615,995	$ 6,454,575	$ 10,540,942
Reinvestment of distributions	10,427	11,024	91,240	178,558
Shares redeemed	(271,437)	(132,358)	(3,408,758)	(2,195,988)
Net increase (decrease)	255,783	494,661	$ 3,137,057	$ 8,523,512
Class T
Shares sold	149,480	325,063	$ 1,776,169	$ 5,643,056
Reinvestment of distributions	3,723	6,694	32,575	108,412
Shares redeemed	(117,537)	(84,728)	(1,390,148)	(1,422,111)
Net increase (decrease)	35,666	247,029	$ 418,596	$ 4,329,357
Class B
Shares sold	43,650	204,574	$ 477,470	$ 3,623,364
Reinvestment of distributions	435	2,791	3,806	45,364
Shares redeemed	(41,649)	(120,358)	(562,129)	(2,068,797)
Net increase (decrease)	2,436	87,007	$ (80,853)	$ 1,599,931
Class C
Shares sold	95,890	168,571	$ 1,109,702	$ 2,987,730
Reinvestment of distributions	1,126	3,136	9,818	50,659
Shares redeemed	(62,740)	(61,027)	(773,072)	(991,710)
Net increase (decrease)	34,276	110,680	$ 346,448	$ 2,046,679
Mid Cap Value
Shares sold	8,792,040	34,123,012	$ 111,146,935	$ 603,742,926
Reinvestment of distributions	714,638	2,338,406	6,274,689	38,409,538
Shares redeemed	(16,524,977)	(27,133,004)	(202,765,519)	(462,055,715)
Net increase (decrease)	(7,018,299)	9,328,414	$ (85,343,895)	$ 180,096,749
Institutional Class
Shares sold	120,307	102,472	$ 1,667,689	$ 1,790,525
Reinvestment of distributions	1,918	3,101	16,780	50,277
Shares redeemed	(114,042)	(9,162)	(1,477,437)	(148,581)
Net increase (decrease)	8,183	96,411	$ 207,032	$ 1,692,221
Fidelity Large Cap Growth Fund
Class A
Shares sold	414,086	165,474	$ 3,162,715	$ 1,900,337
Reinvestment of distributions	1,520	10,979	9,529	116,895
Shares redeemed	(194,988)	(44,281)	(1,396,004)	(486,246)
Net increase (decrease)	220,618	132,172	$ 1,776,240	$ 1,530,986
Class T
Shares sold	113,152	167,227	$ 859,518	$ 1,920,600
Reinvestment of distributions	433	9,490	2,713	101,048
Shares redeemed	(90,807)	(65,269)	(834,766)	(790,917)
Net increase (decrease)	22,778	111,448	$ 27,465	$ 1,230,731
Class B
Shares sold	104,839	55,847	$ 787,932	$ 636,287
Reinvestment of distributions	70	3,795	441	40,430
Shares redeemed	(26,358)	(4,405)	(226,449)	(49,003)
Net increase (decrease)	78,551	55,237	$ 561,924	$ 627,714
Class C
Shares sold	337,839	106,310	$ 2,280,306	$ 1,230,146
Reinvestment of distributions	776	6,439	4,819	68,402
Shares redeemed	(196,903)	(16,516)	(1,364,771)	(191,737)
Net increase (decrease)	141,712	96,233	$ 920,354	$ 1,106,811

Annual Report

Notes to Financial Statements - continued

13. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Large Cap Growth
Shares sold	5,900,959	5,794,783	$ 48,153,094	$ 66,845,422
Reinvestment of distributions	94,678	1,665,396	596,470	17,914,862
Shares redeemed	(7,073,256)	(7,903,937)	(61,097,033)	(90,877,571)
Net increase (decrease)	(1,077,619)	(443,758)	$ (12,347,469)	$ (6,117,287)
Institutional Class
Shares sold	45,727	38,550	$ 332,736	$ 453,557
Reinvestment of distributions	19	3,006	119	32,121
Shares redeemed	(39,895)	(2,488)	(334,670)	(28,969)
Net increase (decrease)	5,851	39,068	$ (1,815)	$ 456,709
Fidelity Mid Cap Growth Fund
Class A
Shares sold	232,383	165,234	$ 2,284,855	$ 2,326,735
Reinvestment of distributions	2,090	7,218	13,483	97,305
Shares redeemed	(138,772)	(13,557)	(1,175,054)	(186,849)
Net increase (decrease)	95,701	158,895	$ 1,123,284	$ 2,237,191
Class T
Shares sold	177,102	54,813	$ 1,789,056	$ 796,065
Reinvestment of distributions	305	2,601	1,968	34,957
Shares redeemed	(101,966)	(8,726)	(1,020,095)	(121,838)
Net increase (decrease)	75,441	48,688	$ 770,929	$ 709,184
Class B
Shares sold	26,179	35,917	$ 266,540	$ 516,488
Reinvestment of distributions	-	1,882	-	25,182
Shares redeemed	(21,641)	(3,583)	(226,101)	(47,283)
Net increase (decrease)	4,538	34,216	$ 40,439	$ 494,387
Class C
Shares sold	94,079	59,795	$ 898,155	$ 849,458
Reinvestment of distributions	-	2,811	-	37,643
Shares redeemed	(41,257)	(4,934)	(422,041)	(66,440)
Net increase (decrease)	52,822	57,672	$ 476,114	$ 820,661
Mid Cap Growth
Shares sold	6,489,256	7,994,956	$ 63,113,979	$ 114,388,509
Reinvestment of distributions	199,852	1,580,341	1,293,008	21,334,599
Shares redeemed	(9,840,394)	(15,751,578)	(99,239,788)	(217,016,915)
Net increase (decrease)	(3,151,286)	(6,176,281)	$ (34,832,801)	$ (81,293,807)
Institutional Class
Shares sold	22,665	14,080	$ 208,884	$ 199,943
Reinvestment of distributions	175	816	1,133	11,029
Shares redeemed	(20,698)	-	(176,343)	-
Net increase (decrease)	2,142	14,896	$ 33,674	$ 210,972

A Share transactions for classes A, T, B, C and Institutional Class are for the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 25, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statemement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Large Cap Value Fund
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Mid Cap Value Fund
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Large Cap Growth Fund
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Mid Cap Growth Fund
Class A	100%
Class T	100%
Class B	0%
Class C	0%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Large Cap Value Fund	December 2008
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Mid Cap Value Fund
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Large Cap Growth Fund
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Fidelity Mid Cap Growth Fund
Class A	100%
Class T	100%
Class B	0%
Class C	0%

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	19,168,714,035.81	95.156
Withheld	975,735,597.80	4.844
TOTAL	20,144,449,633.61	100.000
Dennis J. Dirks
Affirmative	19,240,086,030.73	95.511
Withheld	904,363,602.88	4.489
TOTAL	20,144,449,633.61	100.000
Edward C. Johnson 3d
Affirmative	19,112,872,629.50	94.879
Withheld	1,031,577,004.11	5.121
TOTAL	20,144,449,633.61	100.000
Alan J. Lacy
Affirmative	19,235,726,089.08	95.489
Withheld	908,723,544.53	4.511
TOTAL	20,144,449,633.61	100.000
Ned C. Lautenbach
Affirmative	19,222,897,529.62	95.425
Withheld	921,552,103.99	4.575
TOTAL	20,144,449,633.61	100.000
Joseph Mauriello
Affirmative	19,230,998,021.17	95.465
Withheld	913,451,612.44	4.535
TOTAL	20,144,449,633.61	100.000
Cornelia M. Small
Affirmative	19,230,719,307.28	95.464
Withheld	913,730,326.33	4.536
TOTAL	20,144,449,633.61	100.000
William S. Stavropoulos
Affirmative	19,176,025,996.91	95.193
Withheld	968,423,636.70	4.807
TOTAL	20,144,449,633.61	100.000
David M. Thomas
Affirmative	19,235,961,520.61	95.490
Withheld	908,488,113.00	4.510
TOTAL	20,144,449,633.61	100.000
Michael E. Wiley
Affirmative	19,227,633,661.54	95.449
Withheld	916,815,972.07	4.551
TOTAL	20,144,449,633.61	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,638,958,851.46	72.670
Against	4,052,976,662.82	20.120
Abstain	994,605,492.84	4.937
Broker Non-Votes	457,908,626.49	2.273
TOTAL	20,144,449,633.61	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations
Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALMC-UANN-0309
1.863127.101

Fidelity Advisor Large Cap Value
Institutional Class

Fidelity Advisor Mid Cap Value
Institutional Class

Fidelity Advisor Large Cap Growth
Institutional Class

Fidelity Advisor Mid Cap Growth
Institutional Class
Funds

Annual Report

January 31, 2009

Each Institutional Class
listed above is a class of
Fidelity® Large Cap Value,
Fidelity Mid Cap Value,
Fidelity Large Cap Growth, and
Fidelity Mid Cap Growth
Funds

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.

Fidelity Advisor Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investments Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Advisor Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Advisor Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Advisor Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 to January 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Fidelity Large Cap Value Fund
Class A	1.13%
Actual		$ 1,000.00	$ 627.30	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,019.46	$ 5.74
Class T	1.48%
Actual		$ 1,000.00	$ 626.80	$ 6.05
Hypothetical A		$ 1,000.00	$ 1,017.70	$ 7.51
Class B	2.00%
Actual		$ 1,000.00	$ 624.20	$ 8.17
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	1.88%
Actual		$ 1,000.00	$ 625.00	$ 7.68
Hypothetical A		$ 1,000.00	$ 1,015.69	$ 9.53
Large Cap Value	.82%
Actual		$ 1,000.00	$ 628.00	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Institutional Class	.82%
Actual		$ 1,000.00	$ 628.50	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Fidelity Mid Cap Value Fund
Class A	1.08%
Actual		$ 1,000.00	$ 604.50	$ 4.36
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.48
Class T	1.33%
Actual		$ 1,000.00	$ 604.00	$ 5.36
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.75
Class B	1.81%
Actual		$ 1,000.00	$ 602.70	$ 7.29
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.17
Class C	1.82%
Actual		$ 1,000.00	$ 602.70	$ 7.33
Hypothetical A		$ 1,000.00	$ 1,015.99	$ 9.22
Mid Cap Value	.80%
Actual		$ 1,000.00	$ 605.80	$ 3.23
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06
Institutional Class	.83%
Actual		$ 1,000.00	$ 605.50	$ 3.35
Hypothetical A		$ 1,000.00	$ 1,020.96	$ 4.22
Fidelity Large Cap Growth Fund
Class A	.98%
Actual		$ 1,000.00	$ 663.50	$ 4.10
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 4.98
Class T	1.28%
Actual		$ 1,000.00	$ 662.60	$ 5.35
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.50
Class B	1.72%
Actual		$ 1,000.00	$ 660.90	$ 7.18
Hypothetical A		$ 1,000.00	$ 1,016.49	$ 8.72
Class C	1.74%
Actual		$ 1,000.00	$ 661.30	$ 7.27
Hypothetical A		$ 1,000.00	$ 1,016.39	$ 8.82
Large Cap Growth	.69%
Actual		$ 1,000.00	$ 664.00	$ 2.89
Hypothetical A		$ 1,000.00	$ 1,021.67	$ 3.51
Institutional Class	.64%
Actual		$ 1,000.00	$ 664.80	$ 2.68
Hypothetical A		$ 1,000.00	$ 1,021.92	$ 3.25
Fidelity Mid Cap Growth Fund
Class A	.88%
Actual		$ 1,000.00	$ 553.90	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.47
Class T	1.20%
Actual		$ 1,000.00	$ 553.20	$ 4.69
Hypothetical A		$ 1,000.00	$ 1,019.10	$ 6.09
Class B	1.60%
Actual		$ 1,000.00	$ 551.90	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.09	$ 8.11
	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Class C	1.60%
Actual		$ 1,000.00	$ 551.40	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,017.09	$ 8.11
Mid Cap Growth	.57%
Actual		$ 1,000.00	$ 554.50	$ 2.23
Hypothetical A		$ 1,000.00	$ 1,022.27	$ 2.90
Institutional Class	.50%
Actual		$ 1,000.00	$ 554.10	$ 1.95
Hypothetical A		$ 1,000.00	$ 1,022.62	$ 2.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	-43.00%	-3.47%	-1.31%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Value, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Value Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Large Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Large Cap Value Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year ending January 31, 2009, the fund's Class A, Class T, Class B and Class C shares declined 43.20%, 43.34%, 43.71% and 43.65%, respectively (excluding sales charges), trailing its benchmark, the Russell 1000 Value Index. During the period, most of the fund's sector weightings were kept in line with the benchmark index, except for financials, utilities and consumer staples, where modest underweightings were maintained, and information technology, where a slightly overweighted position was held. Because financials was the worst-performing sector in the index, the underweighting there helped relative results. However, the underweightings in utilities and consumer staples detracted from returns. The overweighting in information technology did not have a material impact on performance. The fund's investments in the utilities, energy, industrials and materials sectors were the biggest individual detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: coal and natural gas producer and out-of-benchmark holding Walter Industries; drill-rig operator Nabors Industries; Cummins, an out-of-index truck-engine manufacturer; steel producer United States Steel; investment bank Lehman Brothers, which was sold before the firm was liquidated; and meat distributor Tyson Foods. Nabors Industries, Cummins and U.S. Steel were also sold during the period. Conversely, stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Specifically, underweighting and ultimately selling off insurer American International Group (AIG) proved beneficial relative to the index, as did investments in real estate investment trust ProLogis, fast-food chain McDonald's, an underweighted position in industrial conglomerate General Electric, and various holdings in the technology hardware and equipment segment.

For the year ending January 31, 2009, the fund's Institutional Class shares declined 43.00%, trailing its benchmark, the Russell 1000 Value Index. During the period, most of the fund's sector weightings were kept in line with the benchmark index, except for financials, utilities and consumer staples, where modest underweightings were maintained, and information technology, where a slightly overweighted position was held. Because financials was the worst-performing sector in the index, the underweighting there helped relative results. However, the underweightings in utilities and consumer staples detracted from returns. The overweighting in information technology did not have a material impact on performance. The fund's investments in the utilities, energy, industrials and materials sectors were the biggest individual detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: coal and natural gas producer and out-of-benchmark holding Walter Industries; drill-rig operator Nabors Industries; Cummins, an out-of-index truck-engine manufacturer; steel producer United States Steel; investment bank Lehman Brothers, which was sold before the firm was liquidated; and meat distributor Tyson Foods. Nabors Industries, Cummins and U.S. Steel were also sold during the period. Conversely, stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Specifically, underweighting and ultimately selling off insurer American International Group (AIG) proved beneficial relative to the index, as did investments in real estate investment trust ProLogis, fast-food chain McDonald's, an underweighted position in industrial conglomerate General Electric, and various holdings in the technology hardware and equipment segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	7.1	4.7
Chevron Corp.	4.0	2.9
Pfizer, Inc.	3.4	2.3
AT&T, Inc.	3.2	3.1
Procter & Gamble Co.	2.7	1.6
Wells Fargo & Co.	2.5	1.6
Amgen, Inc.	2.5	1.6
Wyeth	2.5	0.9
JPMorgan Chase & Co.	2.4	2.6
Verizon Communications, Inc.	2.4	1.9
	32.7
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	26.2
Energy	19.1	16.2
Health Care	14.3	11.7
Consumer Staples	9.7	7.9
Industrials	8.6	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 99.3%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	3.2%	** Foreign investments	7.1%

Annual Report

Fidelity Large Cap Value Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Hotels, Restaurants & Leisure - 1.1%
McDonald's Corp.	189,500	$ 10,994,790
Household Durables - 1.4%
Leggett & Platt, Inc.	411,600	5,140,884
Mohawk Industries, Inc. (a)	74,000	2,376,140
Snap-On, Inc.	21,100	636,798
Whirlpool Corp.	150,800	5,041,244
		13,195,066
Leisure Equipment & Products - 0.5%
Hasbro, Inc.	187,700	4,529,201
Media - 1.1%
Discovery Communications, Inc. Class C (a)	271,030	3,897,411
Liberty Media Corp. - Entertainment Class A (a)	360,600	6,617,010
		10,514,421
Multiline Retail - 0.8%
Macy's, Inc.	845,500	7,567,225
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	72,000	2,356,560
AutoZone, Inc. (a)	36,400	4,837,196
Sherwin-Williams Co.	97,400	4,650,850
		11,844,606
Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc. (a)	258,200	2,321,218
NIKE, Inc. Class B	160,600	7,267,150
Phillips-Van Heusen Corp.	264,100	5,023,182
VF Corp.	89,400	5,008,188
		19,619,738
TOTAL CONSUMER DISCRETIONARY		78,265,047
CONSUMER STAPLES - 9.7%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	243,800	3,539,976
Molson Coors Brewing Co. Class B	246,500	9,926,555
		13,466,531
Food & Staples Retailing - 2.5%
BJ's Wholesale Club, Inc. (a)(d)	225,300	6,461,604
Kroger Co.	427,800	9,625,500
SUPERVALU, Inc.	453,900	7,961,406
		24,048,510
Food Products - 2.2%
Archer Daniels Midland Co.	435,900	11,934,942
Ralcorp Holdings, Inc. (a)	48,000	2,842,560
The J.M. Smucker Co.	143,500	6,479,025
		21,256,527

	Shares	Value
Household Products - 2.7%
Procter & Gamble Co.	460,600	$ 25,102,700
Tobacco - 0.9%
Altria Group, Inc.	496,900	8,218,726
TOTAL CONSUMER STAPLES		92,092,994
ENERGY - 19.1%
Energy Equipment & Services - 1.6%
ENSCO International, Inc.	176,100	4,818,096
Rowan Companies, Inc.	371,400	4,701,924
Tidewater, Inc.	134,000	5,575,740
		15,095,760
Oil, Gas & Consumable Fuels - 17.5%
Chevron Corp.	536,500	37,833,980
ConocoPhillips	461,600	21,939,848
Exxon Mobil Corp.	892,600	68,266,048
Foundation Coal Holdings, Inc.	288,800	4,684,336
Frontier Oil Corp.	353,000	5,040,840
Sunoco, Inc.	231,800	10,736,976
Tesoro Corp.	495,800	8,542,634
Valero Energy Corp.	234,901	5,665,812
Walter Industries, Inc.	251,600	4,639,504
		167,349,978
TOTAL ENERGY		182,445,738
FINANCIALS - 19.7%
Capital Markets - 3.1%
Bank of New York Mellon Corp.	277,400	7,140,276
Goldman Sachs Group, Inc.	129,100	10,422,243
Morgan Stanley	382,100	7,729,883
State Street Corp.	176,300	4,102,501
		29,394,903
Commercial Banks - 4.9%
BB&T Corp. (d)	340,700	6,742,453
Huntington Bancshares, Inc.	851,700	2,452,896
PNC Financial Services Group, Inc.	317,900	10,338,108
SunTrust Banks, Inc.	272,100	3,335,946
Wells Fargo & Co.	1,289,200	24,365,880
		47,235,283
Consumer Finance - 0.6%
Capital One Financial Corp.	391,200	6,196,608
Diversified Financial Services - 4.0%
Bank of America Corp.	1,547,900	10,185,182
Citigroup, Inc.	1,356,200	4,814,510
JPMorgan Chase & Co.	902,400	23,020,224
		38,019,916
Insurance - 6.6%
ACE Ltd.	160,800	7,020,528
Axis Capital Holdings Ltd.	232,800	5,647,728
Berkshire Hathaway, Inc. Class B (a)	2,560	7,651,840
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Loews Corp.	472,400	$ 11,526,560
MetLife, Inc.	291,300	8,369,049
Prudential Financial, Inc.	253,200	6,519,900
The Travelers Companies, Inc.	269,700	10,421,208
W.R. Berkley Corp.	210,300	5,568,744
		62,725,557
Real Estate Investment Trusts - 0.5%
ProLogis Trust	303,700	3,040,037
SL Green Realty Corp.	107,200	1,684,112
		4,724,149
TOTAL FINANCIALS		188,296,416
HEALTH CARE - 14.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	442,400	24,265,640
Health Care Equipment & Supplies - 0.3%
Inverness Medical Innovations, Inc. (a)	132,200	3,234,934
Health Care Providers & Services - 3.1%
Humana, Inc. (a)	183,300	6,952,569
Lincare Holdings, Inc. (a)	167,400	4,025,970
Omnicare, Inc.	247,300	6,914,508
WellPoint, Inc. (a)	272,900	11,311,705
		29,204,752
Pharmaceuticals - 8.4%
Bristol-Myers Squibb Co.	272,700	5,838,507
Johnson & Johnson	310,100	17,889,669
Pfizer, Inc.	2,262,300	32,984,334
Wyeth	547,900	23,543,263
		80,255,773
TOTAL HEALTH CARE		136,961,099
INDUSTRIALS - 8.6%
Aerospace & Defense - 3.2%
Honeywell International, Inc.	155,200	5,092,112
Northrop Grumman Corp.	207,600	9,989,712
Raytheon Co.	112,700	5,704,874
United Technologies Corp.	202,500	9,717,975
		30,504,673
Airlines - 1.3%
AMR Corp. (a)	442,100	2,626,074
Continental Airlines, Inc. Class B (a)	280,248	3,774,941
Delta Air Lines, Inc. (a)	535,800	3,697,020
UAL Corp.	251,300	2,372,272
		12,470,307
Building Products - 0.4%
Owens Corning (a)	314,500	4,195,430

	Shares	Value
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	176,100	$ 4,738,851
Industrial Conglomerates - 2.6%
General Electric Co.	1,656,400	20,092,132
McDermott International, Inc. (a)	414,900	4,302,513
		24,394,645
Road & Rail - 0.6%
Union Pacific Corp.	130,300	5,705,837
TOTAL INDUSTRIALS		82,009,743
INFORMATION TECHNOLOGY - 3.3%
Computers & Peripherals - 1.2%
Dell, Inc. (a)	436,600	4,147,700
International Business Machines Corp.	53,000	4,857,450
NCR Corp. (a)	196,300	2,463,565
		11,468,715
Electronic Equipment & Components - 0.4%
Tyco Electronics Ltd.	270,700	3,833,112
IT Services - 1.1%
Accenture Ltd. Class A	155,900	4,920,204
Affiliated Computer Services, Inc. Class A (a)	77,500	3,554,150
Alliance Data Systems Corp. (a)	47,800	1,988,002
		10,462,356
Software - 0.6%
Symantec Corp. (a)	396,800	6,082,944
TOTAL INFORMATION TECHNOLOGY		31,847,127
MATERIALS - 3.3%
Chemicals - 0.5%
Airgas, Inc.	58,600	2,069,166
Lubrizol Corp.	80,900	2,760,308
		4,829,474
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	59,000	4,750,680
Containers & Packaging - 1.0%
Owens-Illinois, Inc. (a)	115,100	2,186,900
Pactiv Corp. (a)	201,300	4,352,106
Rock-Tenn Co. Class A	98,200	3,060,894
		9,599,900
Metals & Mining - 1.3%
Cliffs Natural Resources, Inc. (d)	212,000	4,912,040
Nucor Corp.	178,300	7,272,857
		12,184,897
TOTAL MATERIALS		31,364,951
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 6.1%
AT&T, Inc.	1,244,462	30,638,654
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Embarq Corp.	144,100	$ 5,147,252
Verizon Communications, Inc.	759,700	22,692,239
		58,478,145
UTILITIES - 7.0%
Electric Utilities - 4.0%
Allegheny Energy, Inc.	80,700	2,682,468
American Electric Power Co., Inc.	123,900	3,884,265
Entergy Corp.	109,600	8,369,056
Exelon Corp.	177,600	9,629,472
FirstEnergy Corp.	267,600	13,377,324
		37,942,585
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	257,400	2,036,034
NRG Energy, Inc. (a)	237,000	5,536,320
		7,572,354
Multi-Utilities - 2.2%
MDU Resources Group, Inc.	147,000	2,923,830
PG&E Corp.	328,700	12,710,829
Sempra Energy	121,500	5,326,560
		20,961,219
TOTAL UTILITIES		66,476,158
TOTAL COMMON STOCKS (Cost $1,141,573,857)		948,237,418
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	2,732,113	$ 2,732,113
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	15,611,800	15,611,800
TOTAL MONEY MARKET FUNDS (Cost $18,343,913)		18,343,913
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,159,917,770)	966,581,331
NET OTHER ASSETS - (1.2)%	(11,465,813)
NET ASSETS - 100%	$ 955,115,518
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 202,769
Fidelity Securities Lending Cash Central Fund	384,097
Total	$ 586,866
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 966,581,331	$ 966,581,331	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $321,741,584 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $138,118,882 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,726,086) - See accompanying schedule: Unaffiliated issuers (cost $1,141,573,857)	$ 948,237,418
Fidelity Central Funds (cost $18,343,913)	18,343,913
Total Investments (cost $1,159,917,770)		$ 966,581,331
Receivable for investments sold		24,269,906
Receivable for fund shares sold		1,483,800
Dividends receivable		1,998,758
Distributions receivable from Fidelity Central Funds		15,266
Prepaid expenses		11,843
Other receivables		1,096
Total assets		994,362,000

Liabilities
Payable for investments purchased	$ 21,264,274
Payable for fund shares redeemed	1,612,003
Accrued management fee	400,856
Distribution fees payable	10,662
Other affiliated payables	278,654
Other payables and accrued expenses	68,233
Collateral on securities loaned, at value	15,611,800
Total liabilities		39,246,482

Net Assets		$ 955,115,518
Net Assets consist of:
Paid in capital		$ 1,690,573,995
Undistributed net investment income		945,223
Accumulated undistributed net realized gain (loss) on investments		(543,067,261)
Net unrealized appreciation (depreciation) on investments		(193,336,439)
Net Assets		$ 955,115,518

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,577,065 ÷ 2,998,684 shares)	$ 7.53

Maximum offering price per share (100/94.25 of $7.53)	$ 7.99
Class T: Net Asset Value and redemption price per share ($9,791,958 ÷ 1,299,518 shares)	$ 7.54

Maximum offering price per share (100/96.50 of $7.54)	$ 7.81
Class B: Net Asset Value and offering price per share ($2,600,225 ÷ 345,134 shares)A	$ 7.53

Class C: Net Asset Value and offering price per share ($2,352,468 ÷ 313,913 shares)A	$ 7.49

Large Cap Value: Net Asset Value, offering price and redemption price per share ($916,489,555 ÷ 121,191,068 shares)	$ 7.56

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,304,247 ÷ 172,945 shares)	$ 7.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 33,917,565
Interest		8,260
Income from Fidelity Central Funds (including $384,097 from security lending)		586,866
Total income		34,512,691

Expenses
Management fee Basic fee	$ 7,320,184
Performance adjustment	(311,433)
Transfer agent fees	3,495,987
Distribution fees	106,841
Accounting and security lending fees	428,706
Custodian fees and expenses	38,863
Independent trustees' compensation	6,594
Registration fees	98,967
Audit	56,051
Legal	9,148
Interest	9,651
Miscellaneous	100,338
Total expenses before reductions	11,359,897
Expense reductions	(33,060)	11,326,837
Net investment income (loss)		23,185,854
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(484,734,693)
Change in net unrealized appreciation (depreciation) on investment securities		(215,394,000)
Net gain (loss)		(700,128,693)
Net increase (decrease) in net assets resulting from operations		$ (676,942,839)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,185,854	$ 18,940,963
Net realized gain (loss)	(484,734,693)	18,026,031
Change in net unrealized appreciation (depreciation)	(215,394,000)	(121,407,791)
Net increase (decrease) in net assets resulting from operations	(676,942,839)	(84,440,797)
Distributions to shareholders from net investment income	(22,112,922)	(14,286,599)
Distributions to shareholders from net realized gain	-	(90,733,678)
Total distributions	(22,112,922)	(105,020,277)
Share transactions - net increase (decrease)	150,719,093	320,162,513
Total increase (decrease) in net assets	(548,336,668)	130,701,439

Net Assets
Beginning of period	1,503,452,186	1,372,750,747
End of period (including undistributed net investment income of $945,223 and undistributed net investment income of $4,864,259, respectively)	$ 955,115,518	$ 1,503,452,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.16	.12
Net realized and unrealized gain (loss)	(6.00)	(1.00)
Total from investment operations	(5.84)	(.88)
Distributions from net investment income	(.17)	(.12)
Distributions from net realized gain	-	(.87)
Total distributions	(.17)	(.99)
Net asset value, end of period	$ 7.53	$ 13.54
Total Return B, C	(43.20)%	(6.04)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.17%	1.22% A
Expenses net of fee waivers, if any	1.17%	1.22% A
Expenses net of all reductions	1.17%	1.22% A
Net investment income (loss)	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,577	$ 9,774
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.12	.08
Net realized and unrealized gain (loss)	(5.97)	(1.01)
Total from investment operations	(5.85)	(.93)
Distributions from net investment income	(.14)	(.08)
Distributions from net realized gain	-	(.87)
Total distributions	(.14)	(.95)
Net asset value, end of period	$ 7.54	$ 13.53
Total Return B, C, D	(43.34)%	(6.34)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.49%	1.47% A
Expenses net of fee waivers, if any	1.49%	1.47% A
Expenses net of all reductions	1.49%	1.47% A
Net investment income (loss)	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,792	$ 5,976
Portfolio turnover rate G	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01
Net realized and unrealized gain (loss)	(5.98)	(1.00)
Total from investment operations	(5.91)	(.99)
Distributions from net investment income	(.10)	(.01)
Distributions from net realized gain	-	(.87)
Total distributions	(.10)	(.88)
Net asset value, end of period	$ 7.53	$ 13.54
Total ReturnB, C, D	(43.71)%	(6.74)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.07%	1.99% A
Expenses net of fee waivers, if any	2.00%	1.99% A
Expenses net of all reductions	2.00%	1.99% A
Net investment income (loss)	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,600	$ 1,860
Portfolio turnover rate G	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.08	.01
Net realized and unrealized gain (loss)	(5.97)	(.98)
Total from investment operations	(5.89)	(.97)
Distributions from net investment income	(.14)	(.05)
Distributions from net realized gain	-	(.87)
Total distributions	(.14)	(.92)
Net asset value, end of period	$ 7.49	$ 13.52
Total Return B, C	(43.65)%	(6.61)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.91%	1.94% A
Expenses net of fee waivers, if any	1.91%	1.94% A
Expenses net of all reductions	1.91%	1.94% A
Net investment income (loss)	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,352	$ 1,208
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.57	$ 15.19	$ 13.62	$ 12.04	$ 10.64
Income from Investment Operations
Net investment income (loss) B	.20	.18	.16	.17	.09 E
Net realized and unrealized gain (loss)	(6.02)	(.80)	1.80	1.87	1.47
Total from investment operations	(5.82)	(.62)	1.96	2.04	1.56
Distributions from net investment income	(.19)	(.13)	(.13)	(.11)	(.05)
Distributions from net realized gain	-	(.87)	(.26)	(.35)	(.11)
Total distributions	(.19)	(1.00)	(.39)	(.46)	(.16)
Redemption fees added to paid in capital B	-	-	- G, H	- H	- H
Net asset value, end of period	$ 7.56	$ 13.57	$ 15.19	$ 13.62	$ 12.04
Total Return A	(43.03)%	(4.39)%	14.63%	17.09%	14.68%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.86%	.89%	.89%	1.07%
Expenses net of fee waivers, if any	.86%	.85%	.89%	.89%	1.07%
Expenses net of all reductions	.86%	.85%	.89%	.84%	1.05%
Net investment income (loss)	1.78%	1.18%	1.10%	1.32%	.79% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 916,490	$ 1,483,574	$ 1,372,751	$ 569,109	$ 177,004
Portfolio turnover rate D	243%	204%	164%	175%	170%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended January 31, 2007.

H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.20	.17
Net realized and unrealized gain (loss)	(6.01)	(1.02)
Total from investment operations	(5.81)	(.85)
Distributions from net investment income	(.19)	(.15)
Distributions from net realized gain	-	(.87)
Total distributions	(.19)	(1.02)
Net asset value, end of period	$ 7.54	$ 13.54
Total Return B, C	(43.00)%	(5.82)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.85% A
Expenses net of fee waivers, if any	.85%	.85% A
Expenses net of all reductions	.85%	.84% A
Net investment income (loss)	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,304	$ 1,060
Portfolio turnover rate F	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Mid Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	-42.26%	-3.10%	0.89%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Value, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Value Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Mid Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Mid Cap Value Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year ending January 31, 2009, the fund's Class A, Class T, Class B and Class C shares declined 42.40%, 42.57%, 42.79% and 42.79%, respectively (excluding sales charges), slightly underperforming its benchmark, the Russell Midcap Value Index, which fell 42.17%. During the period, most of the fund's sector weightings were kept close to the benchmark, except for financials, consumer staples, utilities and telecommunications services, where modest underweightings were maintained, and energy, where a slightly overweighted position was held. Because financials was the second-worst-performing sector in the index, the underweighting there helped relative results. However, the positioning in consumer staples, utilities, energy and telecommunications services detracted from returns. Stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Regional bank holding company Fifth Third Bancorp led the fund's financial holdings, and Utah-based regional bank Zions Bancorp also helped. However, I reduced both of these positions as concerns grew about the credit quality of their loan portfolios, which helped to lessen the impact of the stocks' steady decline on the fund as the period progressed. Owning Liberty Media, which operates the home shopping channel QVC and holds significant equity stakes in several leading Internet retailers, at the right time provided the biggest boost to fund performance. Within information technology, software and services companies, such as an out-of-benchmark position in Sybase and an overweighted position in Affiliated Computer Services, also added to results. Conversely, the fund's investments in the utilities, industrials, materials and energy sectors were the biggest detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: truck-engine manufacturer and out-of-benchmark holding Cummins; mini-mill steel producer Steel Dynamics; specialty chemicals maker Chemtura; out-of-index coal and natural gas producer Walter Industries; insurance broker Aon; and insurance holding company Genworth Financial. Genworth was sold before the period ended.

For the year ending January 31, 2009, the fund's Institutional Class shares declined 42.26%, performing in line with its benchmark, the Russell Midcap Value Index, which fell 42.17%. During the period, most of the fund's sector weightings were kept close to the benchmark, except for financials, consumer staples, utilities and telecommunications services, where modest underweightings were maintained, and energy, where a slightly overweighted position was held. Because financials was the second-worst-performing sector in the index, the underweighting there helped relative results. However, the positioning in consumer staples, utilities, energy and telecommunications services detracted from returns. Stock selection among financial, consumer discretionary and information technology companies contributed the most to results. Regional bank holding company Fifth Third Bancorp led the fund's financial holdings, and Utah-based regional bank Zions Bancorp also helped. However, I reduced both of these positions as concerns grew about the credit quality of their loan portfolios, which helped to lessen the impact of the stocks' steady decline on the fund as the period progressed. Owning Liberty Media, which operates the home shopping channel QVC and holds significant equity stakes in several leading Internet retailers, at the right time provided the biggest boost to fund performance. Within information technology, software and services companies, such as an out-of-benchmark position in Sybase and an overweighted position in Affiliated Computer Services, also added to results. Conversely, the fund's investments in the utilities, industrials, materials and energy sectors were the biggest detractors. Within utilities, the unfavorable combination of underweighted exposure to regulated electric utilities - which did relatively well - and overweighted exposure to independent power producers and deregulated utilities - which did poorly - hurt performance. Other notable detractors included: truck-engine manufacturer and out-of-benchmark holding Cummins; mini-mill steel producer Steel Dynamics; specialty chemicals maker Chemtura; out-of-index coal and natural gas producer Walter Industries; insurance broker Aon; and insurance holding company Genworth Financial. Genworth was sold before the period ended.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PG&E Corp.	2.4	0.0
Sempra Energy	1.6	0.0
The J.M. Smucker Co.	1.5	0.0
Aon Corp.	1.5	0.0
Edison International	1.5	1.9
CMS Energy Corp.	1.4	0.0
Public Storage	1.4	1.4
NRG Energy, Inc.	1.4	1.4
MDU Resources Group, Inc.	1.4	1.3
Unum Group	1.4	0.0
	15.5
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.4	30.2
Utilities	16.4	12.1
Consumer Discretionary	12.5	13.7
Consumer Staples	8.9	7.2
Industrials	7.4	8.3
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 99.2%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	9.0%	** Foreign investments	9.0%

Annual Report

Fidelity Mid Cap Value Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.1%
Federal-Mogul Corp. Class A (a)	426,100	$ 2,454,336
WABCO Holdings, Inc.	114,300	1,708,785
		4,163,121
Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	106,900	2,802,918
Household Durables - 3.1%
Jarden Corp. (a)(d)	149,700	1,561,371
Leggett & Platt, Inc. (d)	301,600	3,766,984
Mohawk Industries, Inc. (a)	88,100	2,828,891
Whirlpool Corp. (d)	94,700	3,165,821
		11,323,067
Internet & Catalog Retail - 0.7%
Liberty Media Corp. - Interactive Series A (a)	773,700	2,429,418
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	131,000	3,161,030
Media - 1.8%
Discovery Communications, Inc. Class C (a)	205,600	2,956,528
DreamWorks Animation SKG, Inc. Class A (a)	82,800	1,817,460
Liberty Media Corp. - Entertainment Class A (a)	110,700	2,031,345
		6,805,333
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	62,800	2,055,444
Sherwin-Williams Co.	41,000	1,957,750
Signet Jewelers Ltd.	243,000	1,710,720
		5,723,914
Textiles, Apparel & Luxury Goods - 2.7%
Hanesbrands, Inc. (a)	232,900	2,093,771
Phillips-Van Heusen Corp.	165,100	3,140,202
VF Corp.	83,300	4,666,466
		9,900,439
TOTAL CONSUMER DISCRETIONARY		46,309,240
CONSUMER STAPLES - 8.9%
Beverages - 3.3%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	256,600	3,725,832
Dr Pepper Snapple Group, Inc. (a)	203,760	3,351,852
Molson Coors Brewing Co. Class B	125,900	5,069,993
		12,147,677
Food & Staples Retailing - 1.1%
BJ's Wholesale Club, Inc. (a)(d)	135,200	3,877,536
Food Products - 4.5%
Bunge Ltd. (d)	88,300	3,791,602
Dean Foods Co. (a)	148,500	2,871,990
Del Monte Foods Co.	393,900	2,623,374

	Shares	Value
Ralcorp Holdings, Inc. (a)	34,300	$ 2,031,246
The J.M. Smucker Co.	120,900	5,458,635
		16,776,847
TOTAL CONSUMER STAPLES		32,802,060
ENERGY - 5.9%
Energy Equipment & Services - 2.8%
ENSCO International, Inc.	64,900	1,775,664
Helix Energy Solutions Group, Inc. (a)	357,600	1,841,640
Key Energy Services, Inc. (a)	587,700	2,004,057
Rowan Companies, Inc.	161,800	2,048,388
Tidewater, Inc.	64,800	2,696,328
		10,366,077
Oil, Gas & Consumable Fuels - 3.1%
Foundation Coal Holdings, Inc.	116,300	1,886,386
Frontier Oil Corp.	141,800	2,024,904
Sunoco, Inc.	67,700	3,135,864
Tesoro Corp.	174,200	3,001,466
Walter Industries, Inc.	80,600	1,486,264
		11,534,884
TOTAL ENERGY		21,900,961
FINANCIALS - 27.4%
Capital Markets - 1.1%
Raymond James Financial, Inc.	217,800	4,031,478
Commercial Banks - 5.1%
BancorpSouth, Inc.	120,500	2,277,450
City National Corp.	71,600	2,478,076
Comerica, Inc.	152,600	2,542,316
Cullen/Frost Bankers, Inc.	66,400	2,906,328
Fifth Third Bancorp	742,400	1,774,336
Huntington Bancshares, Inc. (d)	1,042,600	3,002,688
Webster Financial Corp.	387,200	1,618,496
Zions Bancorp (d)	151,900	2,266,348
		18,866,038
Insurance - 13.4%
Allied World Assurance Co. Holdings Ltd.	117,200	4,418,440
Aon Corp.	145,500	5,390,775
Axis Capital Holdings Ltd.	183,500	4,451,710
CNA Financial Corp.	90,200	1,049,026
Endurance Specialty Holdings Ltd.	155,400	4,236,204
Everest Re Group Ltd.	49,700	3,131,100
Fidelity National Financial, Inc. Class A	213,500	3,121,370
Lincoln National Corp.	210,000	3,177,300
Marsh & McLennan Companies, Inc.	224,000	4,329,920
PartnerRe Ltd.	63,700	4,174,261
RenaissanceRe Holdings Ltd.	63,200	2,824,408
Unum Group	366,400	5,188,224
W.R. Berkley Corp.	156,500	4,144,120
		49,636,858
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 7.8%
Boston Properties, Inc.	79,400	$ 3,438,020
Camden Property Trust (SBI)	148,800	3,922,368
CapitalSource, Inc. (d)	852,897	3,104,545
CBL & Associates Properties, Inc. (d)	415,700	1,691,899
HRPT Properties Trust (SBI)	689,600	2,192,928
ProLogis Trust	288,900	2,891,889
Public Storage	85,600	5,296,072
SL Green Realty Corp.	129,000	2,026,590
Vornado Realty Trust	84,500	4,293,445
		28,857,756
TOTAL FINANCIALS		101,392,130
HEALTH CARE - 5.4%
Health Care Equipment & Supplies - 1.0%
Inverness Medical Innovations, Inc. (a)	77,400	1,893,978
Teleflex, Inc.	32,100	1,707,078
		3,601,056
Health Care Providers & Services - 1.9%
Humana, Inc. (a)	58,900	2,234,077
Lincare Holdings, Inc. (a)	75,200	1,808,560
Omnicare, Inc.	108,500	3,033,660
		7,076,297
Pharmaceuticals - 2.5%
Endo Pharmaceuticals Holdings, Inc. (a)	84,600	1,900,962
Forest Laboratories, Inc. (a)	161,000	4,031,440
Warner Chilcott Ltd. (a)	67,300	925,375
Watson Pharmaceuticals, Inc. (a)	94,500	2,577,960
		9,435,737
TOTAL HEALTH CARE		20,113,090
INDUSTRIALS - 7.4%
Aerospace & Defense - 2.0%
Alliant Techsystems, Inc. (a)	31,100	2,513,191
L-3 Communications Holdings, Inc.	34,600	2,734,092
Precision Castparts Corp.	34,500	2,240,775
		7,488,058
Airlines - 1.5%
Continental Airlines, Inc. Class B (a)	131,800	1,775,346
Delta Air Lines, Inc. (a)	334,158	2,305,690
UAL Corp.	155,500	1,467,920
		5,548,956
Building Products - 0.7%
Owens Corning (a)	201,500	2,688,010

	Shares	Value
Electrical Equipment - 1.3%
Cooper Industries Ltd. Class A	84,700	$ 2,279,277
Thomas & Betts Corp. (a)	109,100	2,333,649
		4,612,926
Industrial Conglomerates - 0.8%
McDermott International, Inc. (a)	173,100	1,795,047
Textron, Inc.	127,700	1,153,131
		2,948,178
Machinery - 1.1%
John Bean Technologies Corp.	200,000	1,940,000
Navistar International Corp. (a)	67,400	2,046,938
		3,986,938
TOTAL INDUSTRIALS		27,273,066
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.2%
ViaSat, Inc. (a)	43,278	959,040
Computers & Peripherals - 0.5%
NCR Corp. (a)	156,400	1,962,820
Electronic Equipment & Components - 1.3%
Ingram Micro, Inc. Class A (a)	210,600	2,584,062
Jabil Circuit, Inc.	365,000	2,124,300
		4,708,362
IT Services - 3.1%
Affiliated Computer Services, Inc. Class A (a)	90,300	4,141,158
Alliance Data Systems Corp. (a)	63,000	2,620,170
Computer Sciences Corp. (a)	126,100	4,645,524
		11,406,852
Software - 1.7%
Compuware Corp. (a)	325,200	2,113,800
Sybase, Inc. (a)	74,000	2,020,940
Symantec Corp. (a)	136,800	2,097,144
		6,231,884
TOTAL INFORMATION TECHNOLOGY		25,268,958
MATERIALS - 6.6%
Chemicals - 2.2%
Airgas, Inc.	73,900	2,609,409
Lubrizol Corp.	105,200	3,589,424
Terra Industries, Inc.	95,800	1,961,984
		8,160,817
Containers & Packaging - 2.4%
Pactiv Corp. (a)	158,200	3,420,284
Rock-Tenn Co. Class A	94,362	2,941,264
Temple-Inland, Inc.	457,800	2,595,726
		8,957,274
Metals & Mining - 2.0%
Carpenter Technology Corp.	172,100	2,839,650
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Cliffs Natural Resources, Inc.	77,300	$ 1,791,041
Reliance Steel & Aluminum Co.	125,800	2,783,954
		7,414,645
TOTAL MATERIALS		24,532,736
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
CenturyTel, Inc.	126,200	3,425,068
Embarq Corp.	95,200	3,400,544
		6,825,612
UTILITIES - 16.4%
Electric Utilities - 3.2%
Allegheny Energy, Inc.	82,800	2,752,272
Edison International	164,900	5,370,793
NV Energy, Inc.	351,500	3,771,595
		11,894,660
Gas Utilities - 0.9%
Questar Corp.	97,200	3,302,856
Independent Power Producers & Energy Traders - 3.1%
AES Corp. (a)	349,200	2,762,172
Mirant Corp. (a)	190,500	3,270,885
NRG Energy, Inc. (a)	224,300	5,239,648
		11,272,705
Multi-Utilities - 9.2%
CenterPoint Energy, Inc.	278,000	3,719,640
CMS Energy Corp. (d)	453,100	5,323,925
MDU Resources Group, Inc.	261,100	5,193,279

	Shares	Value
PG&E Corp.	234,400	$9,064,248
Sempra Energy	133,800	5,865,792
Wisconsin Energy Corp.	112,100	4,997,418
		34,164,302
TOTAL UTILITIES		60,634,523
TOTAL COMMON STOCKS (Cost $454,019,819)		367,052,376
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 0.78% (b)	3,549,948	3,549,948
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	27,872,925	27,872,925
TOTAL MONEY MARKET FUNDS (Cost $31,422,873)		31,422,873
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $485,442,692)	398,475,249
NET OTHER ASSETS - (7.7)%	(28,390,291)
NET ASSETS - 100%	$ 370,084,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,823
Fidelity Securities Lending Cash Central Fund	408,970
Total	$ 482,793
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 398,475,249	$ 398,475,249	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $142,309,837 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $101,684,929 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $25,961,886) - See accompanying schedule: Unaffiliated issuers (cost $454,019,819)	$ 367,052,376
Fidelity Central Funds (cost $31,422,873)	31,422,873
Total Investments (cost $485,442,692)		$ 398,475,249
Receivable for investments sold		3,389,524
Receivable for fund shares sold		493,876
Dividends receivable		285,154
Distributions receivable from Fidelity Central Funds		15,902
Prepaid expenses		5,107
Other receivables		11
Total assets		402,664,823

Liabilities
Payable for investments purchased	$ 3,844,375
Payable for fund shares redeemed	537,432
Accrued management fee	159,146
Distribution fees payable	4,220
Other affiliated payables	108,491
Other payables and accrued expenses	53,276
Collateral on securities loaned, at value	27,872,925
Total liabilities		32,579,865

Net Assets		$ 370,084,958
Net Assets consist of:
Paid in capital		$ 716,840,185
Accumulated undistributed net realized gain (loss) on investments		(259,787,784)
Net unrealized appreciation (depreciation) on investments		(86,967,443)
Net Assets		$ 370,084,958

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,404,206 ÷ 750,444 shares)	$ 8.53

Maximum offering price per share (100/94.25 of $8.53)	$ 9.05
Class T: Net Asset Value and redemption price per share ($2,412,713 ÷ 282,695 shares)	$ 8.53

Maximum offering price per share (100/96.50 of $8.53)	$ 8.84
Class B: Net Asset Value and offering price per share ($762,848 ÷ 89,443 shares)A	$ 8.53

Class C: Net Asset Value and offering price per share ($1,231,762 ÷ 144,956 shares)A	$ 8.50

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($358,379,880 ÷ 41,829,622 shares)	$ 8.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($893,549 ÷ 104,594 shares)	$ 8.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Value Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 10,672,104
Interest		4,223
Income from Fidelity Central Funds (including $408,970 from security lending)		482,793
Total income		11,159,120

Expenses
Management fee Basic fee	$ 3,410,941
Performance adjustment	(386,291)
Transfer agent fees	1,685,619
Distribution fees	61,677
Accounting and security lending fees	233,799
Custodian fees and expenses	31,049
Independent trustees' compensation	3,083
Registration fees	61,982
Audit	54,090
Legal	4,696
Interest	832
Miscellaneous	62,595
Total expenses before reductions	5,224,072
Expense reductions	(24,030)	5,200,042
Net investment income (loss)		5,959,078
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(224,093,527)
Change in net unrealized appreciation (depreciation) on investment securities		(76,632,308)
Net gain (loss)		(300,725,835)
Net increase (decrease) in net assets resulting from operations		$ (294,766,757)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,959,078	$ 4,221,007
Net realized gain (loss)	(224,093,527)	(3,216,421)
Change in net unrealized appreciation (depreciation)	(76,632,308)	(85,150,820)
Net increase (decrease) in net assets resulting from operations	(294,766,757)	(84,146,234)
Distributions to shareholders from net investment income	(6,653,128)	(3,037,015)
Distributions to shareholders from net realized gain	(337)	(37,140,454)
Total distributions	(6,653,465)	(40,177,469)
Share transactions - net increase (decrease)	(81,315,615)	198,288,449
Redemption fees	13,835	47,852
Total increase (decrease) in net assets	(382,722,002)	74,012,598

Net Assets
Beginning of period	752,806,960	678,794,362
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,465,714, respectively)	$ 370,084,958	$ 752,806,960

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.09	.03
Net realized and unrealized gain (loss)	(6.47)	(1.78)
Total from investment operations	(6.38)	(1.75)
Distributions from net investment income	(.14)	(.06)
Distributions from net realized gain	- J	(.77)
Total distributions	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 8.53	$ 15.05
Total Return B, C, D	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.12%	1.14% A
Expenses net of fee waivers, if any	1.12%	1.14% A
Expenses net of all reductions	1.12%	1.13% A
Net investment income (loss)	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,404	$ 7,445
Portfolio turnover rate G	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.06	(.02)
Net realized and unrealized gain (loss)	(6.46)	(1.76)
Total from investment operations	(6.40)	(1.78)
Distributions from net investment income	(.11)	(.04)
Distributions from net realized gain	-	(.77)
Total distributions	(.11)	(.81)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.53	$ 15.04
Total Return B, C	(42.57)%	(10.46)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.38%	1.39% A
Expenses net of fee waivers, if any	1.38%	1.39% A
Expenses net of all reductions	1.38%	1.39% A
Net investment income (loss)	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,413	$ 3,714
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) D	(.01)	(.10)
Net realized and unrealized gain (loss)	(6.40)	(1.76)
Total from investment operations	(6.41)	(1.86)
Distributions from net investment income	(.05)	(.01)
Distributions from net realized gain	-	(.77)
Total distributions	(.05)	(.78)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.53	$ 14.99
Total Return B, C	(42.79)%	(10.88)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.87%	1.89% A
Expenses net of fee waivers, if any	1.87%	1.89% A
Expenses net of all reductions	1.87%	1.89% A
Net investment income (loss)	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 763	$ 1,304
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) D	- I	(.10)
Net realized and unrealized gain (loss)	(6.41)	(1.77)
Total from investment operations	(6.41)	(1.87)
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	-	(.77)
Total distributions	(.07)	(.78)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.50	$ 14.98
Total ReturnB, C	(42.79)%	(10.94)%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.86%	1.90% A
Expenses net of fee waivers, if any	1.86%	1.90% A
Expenses net of all reductions	1.86%	1.90% A
Net investment income (loss)	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,232	$ 1,658
Portfolio turnover rateF	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 17.18	$ 15.65	$ 14.14	$ 12.32
Income from Investment Operations
Net investment income (loss) B	.13	.08	.09	.16 E	.08
Net realized and unrealized gain (loss)	(6.49)	(1.34)	1.98	2.59	2.10
Total from investment operations	(6.36)	(1.26)	2.07	2.75	2.18
Distributions from net investment income	(.16)	(.06)	(.09)	(.10)	(.04)
Distributions from net realized gain	- G	(.77)	(.45)	(1.15)	(.32)
Total distributions	(.16)	(.83)	(.54)	(1.24) H	(.36)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 8.57	$ 15.09	$ 17.18	$ 15.65	$ 14.14
Total Return A	(42.19)%	(7.67)%	13.48%	19.97%	17.75%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.83%	.84%	.86%	.91%
Expenses net of fee waivers, if any	.84%	.82%	.84%	.86%	.91%
Expenses net of all reductions	.84%	.82%	.84%	.81%	.90%
Net investment income (loss)	.99%	.47%	.56%	1.08%E	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 358,380	$ 737,234	$ 678,794	$ 365,817	$ 153,231
Portfolio turnover rate D	268%	264%	187%	207%	196%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.24 per share is comprised of distributions from net investment income of $0.095 and distributions from net realized gain of $1.145 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.12	.07
Net realized and unrealized gain (loss)	(6.48)	(1.78)
Total from investment operations	(6.36)	(1.71)
Distributions from net investment income	(.16)	(.09)
Distributions from net realized gain	-	(.77)
Total distributions	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 8.54	$ 15.06
Total Return B, C	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.89% A
Expenses net of fee waivers, if any	.87%	.89% A
Expenses net of all reductions	.87%	.88% A
Net investment income (loss)	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 894	$ 1,452
Portfolio turnover rate F	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Large Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	-37.29%	-4.68%	-4.36%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Large Cap Growth, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Growth Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Large Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Edward Best, Portfolio Manager of Fidelity Advisor Large Cap Growth Fund

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year, the fund's Class A, Class T, Class B and Class C shares fell 37.49%, 37.71%, 38.01% and 37.98%, respectively (excluding sales charges), trailing the return of the Russell 1000 Growth Index. Poor stock picks in health care - particularly within equipment and services - and the capital goods segment were the two most significant detractors relative to the benchmark. While the fund was roughly sector neutral, industry positioning across most sectors was a negative, led by a slight overweighting in health care equipment/services and an underweighting in food-beverage/tobacco. On the upside, the fund benefited from strong stock selection in energy and financials. In financials, our holdings in diversified financials and banks buoyed the fund's performance. Having a modest cash position also was helpful in a down market. On an individual basis, four of the biggest detractors came from the health care equipment and services group. Managed care organizations WellPoint, UnitedHealth Group, Aetna and Cigna all saw their share prices drop during the period. Interpublic Group of Companies, an advertising and marketing services firm, also declined as investors became concerned about weakening ad volume in a recessionary environment. Global money transfer agent Western Union suffered from a decrease in the volume of transfers from the United States to Latin America, a key driver of its revenue. The fund also lost ground by not owning health care products manufacturer and distributor Abbott Laboratories, an index component that posted relatively strong performance. Conversely, the fund's top contributor was Accenture, an information technology and management consulting firm that benefited from the continued technology outsourcing trend. Timely ownership of oil refiners Sunoco and Tesoro, as well as integrated oil company Exxon Mobil, also boosted the fund's return. In health care, biotechnology products manufacturer Techne benefited from being less sensitive to the declining economic environment, while in food and staples retailing, supermarket chain Kroger outperformed. Some stocks I've mentioned were no longer held at period end.

For the year, the fund's Institutional Class shares fell 37.29%, trailing the return of the Russell 1000 Growth Index. Poor stock picks in health care - particularly within equipment and services - and the capital goods segment were the two most significant detractors relative to the benchmark. While the fund was roughly sector neutral, industry positioning across most sectors was a negative, led by a slight overweighting in health care equipment/services and an underweighting in food-beverage/tobacco. On the upside, the fund benefited from strong stock selection in energy and financials. In financials, our holdings in diversified financials and banks buoyed the fund's performance. Having a modest cash position also was helpful in a down market. On an individual basis, four of the biggest detractors came from the health care equipment and services group. Managed care organizations WellPoint, UnitedHealth Group, Aetna and Cigna all saw their share prices drop during the period. Interpublic Group of Companies, an advertising and marketing services firm, also declined as investors became concerned about weakening ad volume in a recessionary environment. Global money transfer agent Western Union suffered from a decrease in the volume of transfers from the United States to Latin America, a key driver of its revenue. The fund also lost ground by not owning health care products manufacturer and distributor Abbott Laboratories, an index component that posted relatively strong performance. Conversely, the fund's top contributor was Accenture, an information technology and management consulting firm that benefited from the continued technology outsourcing trend. Timely ownership of oil refiners Sunoco and Tesoro, as well as integrated oil company Exxon Mobil, also boosted the fund's return. In health care, biotechnology products manufacturer Techne benefited from being less sensitive to the declining economic environment, while in food and staples retailing, supermarket chain Kroger outperformed. Some stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Large Cap Growth Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
International Business Machines Corp.	5.1	4.9
Cisco Systems, Inc.	4.6	0.0
Microsoft Corp.	4.5	2.4
Gilead Sciences, Inc.	3.9	2.6
Genentech, Inc.	3.9	0.0
Wal-Mart Stores, Inc.	3.7	1.9
Accenture Ltd. Class A	3.3	3.4
Biogen Idec, Inc.	3.2	2.9
Express Scripts, Inc.	3.1	2.0
Linear Technology Corp.	3.1	3.1
	38.4
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.2	28.6
Health Care	16.8	13.9
Industrials	13.1	13.6
Consumer Staples	13.1	11.8
Consumer Discretionary	9.7	9.2
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 98.9%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	6.0%	** Foreign investments	3.8%

Annual Report

Fidelity Large Cap Growth Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.7%
Diversified Consumer Services - 0.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	7,700	$ 627,242
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	6,600	382,932
Household Durables - 0.8%
NVR, Inc. (a)	1,700	724,353
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	28,100	678,053
Media - 3.9%
Comcast Corp. Class A	164,700	2,412,855
Interpublic Group of Companies, Inc. (a)	182,900	609,057
Time Warner, Inc.	56,800	529,944
		3,551,856
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	16,800	717,528
Specialty Retail - 1.2%
Ross Stores, Inc.	37,600	1,106,192
Textiles, Apparel & Luxury Goods - 1.1%
Polo Ralph Lauren Corp. Class A	25,200	1,033,956
TOTAL CONSUMER DISCRETIONARY		8,822,112
CONSUMER STAPLES - 13.1%
Food & Staples Retailing - 8.7%
Costco Wholesale Corp.	43,600	1,963,308
Kroger Co.	114,200	2,569,500
Wal-Mart Stores, Inc.	71,100	3,350,232
		7,883,040
Food Products - 2.2%
Kellogg Co.	45,900	2,005,371
Household Products - 1.9%
Clorox Co.	4,600	230,690
Kimberly-Clark Corp.	16,900	869,843
Procter & Gamble Co.	11,500	626,750
		1,727,283
Personal Products - 0.3%
Herbalife Ltd.	13,600	278,936
TOTAL CONSUMER STAPLES		11,894,630
ENERGY - 9.6%
Energy Equipment & Services - 3.6%
ENSCO International, Inc.	18,600	508,896
Nabors Industries Ltd. (a)	66,800	731,460
Patterson-UTI Energy, Inc.	82,400	787,744
Rowan Companies, Inc.	72,700	920,382
Weatherford International Ltd. (a)	28,200	311,046
		3,259,528
Oil, Gas & Consumable Fuels - 6.0%
Chesapeake Energy Corp.	58,700	928,047

	Shares	Value
Plains Exploration & Production Co. (a)	14,600	$ 308,352
Sunoco, Inc.	58,700	2,718,984
Tesoro Corp.	88,200	1,519,686
		5,475,069
TOTAL ENERGY		8,734,597
FINANCIALS - 3.0%
Capital Markets - 0.3%
Charles Schwab Corp.	17,800	241,902
Insurance - 2.1%
AFLAC, Inc.	62,000	1,439,020
Axis Capital Holdings Ltd.	11,500	278,990
W.R. Berkley Corp.	8,600	227,728
		1,945,738
Thrifts & Mortgage Finance - 0.6%
Hudson City Bancorp, Inc.	45,200	524,320
TOTAL FINANCIALS		2,711,960
HEALTH CARE - 16.8%
Biotechnology - 11.7%
Amgen, Inc. (a)	12,300	674,655
Biogen Idec, Inc. (a)	60,100	2,923,865
Genentech, Inc. (a)	43,100	3,501,444
Gilead Sciences, Inc. (a)	69,700	3,538,669
		10,638,633
Health Care Providers & Services - 3.6%
Express Scripts, Inc. (a)	52,200	2,806,272
Quest Diagnostics, Inc.	9,700	478,695
		3,284,967
Life Sciences Tools & Services - 1.5%
Techne Corp.	22,500	1,349,325
TOTAL HEALTH CARE		15,272,925
INDUSTRIALS - 13.1%
Aerospace & Defense - 2.8%
Lockheed Martin Corp.	19,600	1,607,984
United Technologies Corp.	19,100	916,609
		2,524,593
Construction & Engineering - 2.1%
Fluor Corp. (d)	29,400	1,143,660
Foster Wheeler Ltd. (a)	37,200	742,884
		1,886,544
Electrical Equipment - 1.3%
Cooper Industries Ltd. Class A	44,200	1,189,422
Machinery - 3.3%
AGCO Corp. (a)	42,800	910,784
Dover Corp.	18,000	509,040
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	16,800	$ 895,608
Joy Global, Inc.	31,700	660,311
		2,975,743
Professional Services - 3.6%
Manpower, Inc.	26,300	748,498
Monster Worldwide, Inc. (a)	103,600	954,156
Robert Half International, Inc. (d)	96,400	1,633,980
		3,336,634
TOTAL INDUSTRIALS		11,912,936
INFORMATION TECHNOLOGY - 28.2%
Communications Equipment - 5.8%
Cisco Systems, Inc. (a)	279,200	4,179,624
QUALCOMM, Inc.	30,800	1,064,140
		5,243,764
Computers & Peripherals - 7.0%
Apple, Inc. (a)	10,000	901,300
International Business Machines Corp.	50,300	4,609,995
Western Digital Corp. (a)	58,100	852,908
		6,364,203
Internet Software & Services - 0.7%
Sohu.com, Inc. (a)	15,300	605,115
IT Services - 3.3%
Accenture Ltd. Class A	95,900	3,026,604
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp.	119,400	1,836,372
Linear Technology Corp.	118,200	2,768,244
		4,604,616
Software - 6.3%
Autodesk, Inc. (a)	59,800	990,288
Microsoft Corp.	240,900	4,119,390
Oracle Corp. (a)	38,100	641,223
		5,750,901
TOTAL INFORMATION TECHNOLOGY		25,595,203
MATERIALS - 3.3%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	4,400	221,320
E.I. du Pont de Nemours & Co.	10,300	236,488
Monsanto Co.	3,700	281,422
Praxair, Inc.	3,800	236,588
The Mosaic Co.	7,200	256,824
		1,232,642
Construction Materials - 0.2%
Vulcan Materials Co. (d)	4,400	217,624

	Shares	Value
Metals & Mining - 1.5%
Alcoa, Inc.	27,900	$ 217,341
Allegheny Technologies, Inc.	10,000	220,900
Freeport-McMoRan Copper & Gold, Inc. Class B	9,100	228,774
Nucor Corp.	5,700	232,503
Southern Copper Corp.	15,200	211,888
United States Steel Corp.	7,200	216,216
		1,327,622
Paper & Forest Products - 0.2%
Domtar Corp. (a)	146,100	217,689
TOTAL MATERIALS		2,995,577
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. (a)	190,300	190,300
Wireless Telecommunication Services - 0.3%
MetroPCS Communications, Inc. (a)	17,700	240,543
TOTAL TELECOMMUNICATION SERVICES		430,843
UTILITIES - 1.6%
Electric Utilities - 0.6%
Exelon Corp.	10,200	553,044
Gas Utilities - 0.2%
Equitable Resources, Inc.	6,300	215,649
Independent Power Producers & Energy Traders - 0.5%
Calpine Corp. (a)	32,600	241,566
Mirant Corp. (a)	12,800	219,776
		461,342
Multi-Utilities - 0.3%
Public Service Enterprise Group, Inc.	7,900	249,403
TOTAL UTILITIES		1,479,438
TOTAL COMMON STOCKS (Cost $107,148,307)		89,850,221
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	751,323	$ 751,323
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	1,861,500	1,861,500
TOTAL MONEY MARKET FUNDS (Cost $2,612,823)		2,612,823
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $109,761,130)	92,463,044
NET OTHER ASSETS - (1.8)%	(1,618,101)
NET ASSETS - 100%	$ 90,844,943
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,776
Fidelity Securities Lending Cash Central Fund	54,836
Total	$ 76,612
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 92,463,044	$ 92,463,044	$ -	$ -
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $35,247,593 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $10,434,621 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,765,540) - See accompanying schedule: Unaffiliated issuers (cost $107,148,307)	$ 89,850,221
Fidelity Central Funds (cost $2,612,823)	2,612,823
Total Investments (cost $109,761,130)		$ 92,463,044
Receivable for fund shares sold		349,437
Dividends receivable		11,873
Distributions receivable from Fidelity Central Funds		2,581
Prepaid expenses		1,014
Other receivables		2,080
Total assets		92,830,029

Liabilities
Payable for fund shares redeemed	$ 30,943
Accrued management fee	18,543
Distribution fees payable	2,828
Other affiliated payables	25,201
Other payables and accrued expenses	46,071
Collateral on securities loaned, at value	1,861,500
Total liabilities		1,985,086

Net Assets		$ 90,844,943
Net Assets consist of:
Paid in capital		$ 156,425,678
Accumulated undistributed net realized gain (loss) on investments		(48,282,649)
Net unrealized appreciation (depreciation) on investments		(17,298,086)
Net Assets		$ 90,844,943

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,159,185 ÷ 352,790 shares)	$ 6.12

Maximum offering price per share (100/94.25 of $6.12)	$ 6.49
Class T: Net Asset Value and redemption price per share ($819,817 ÷ 134,226 shares)	$ 6.11

Maximum offering price per share (100/96.50 of $6.11)	$ 6.33
Class B: Net Asset Value and offering price per share ($815,346 ÷ 133,788 shares)A	$ 6.09

Class C: Net Asset Value and offering price per share ($1,441,270 ÷ 237,945 shares)A	$ 6.06

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($85,331,915 ÷ 13,869,688 shares)	$ 6.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($277,410 ÷ 44,919 shares)	$ 6.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 1,415,057
Interest		2,236
Income from Fidelity Central Funds (including $54,836 from security lending)		76,612
Total income		1,493,905

Expenses
Management fee Basic fee	$ 694,776
Performance adjustment	(304,930)
Transfer agent fees	366,692
Distribution fees	24,175
Accounting and security lending fees	50,096
Custodian fees and expenses	11,825
Independent trustees' compensation	625
Registration fees	47,125
Audit	52,683
Legal	877
Miscellaneous	17,111
Total expenses before reductions	961,055
Expense reductions	(20,130)	940,925
Net investment income (loss)		552,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(39,614,848)
Change in net unrealized appreciation (depreciation) on investment securities		(12,538,618)
Net gain (loss)		(52,153,466)
Net increase (decrease) in net assets resulting from operations		$ (51,600,486)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 552,980	$ (131,322)
Net realized gain (loss)	(39,614,848)	10,237,592
Change in net unrealized appreciation (depreciation)	(12,538,618)	(21,747,840)
Net increase (decrease) in net assets resulting from operations	(51,600,486)	(11,641,570)
Distributions to shareholders from net investment income	(628,444)	-
Distributions to shareholders from net realized gain	-	(18,572,404)
Total distributions	(628,444)	(18,572,404)
Share transactions - net increase (decrease)	(9,063,301)	(1,164,336)
Total increase (decrease) in net assets	(61,292,231)	(31,378,310)

Net Assets
Beginning of period	152,137,174	183,515,484
End of period	$ 90,844,943	$ 152,137,174

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.02	(.03)
Net realized and unrealized gain (loss)	(3.71)	(.72)
Total from investment operations	(3.69)	(.75)
Distributions from net investment income	(.04)	-
Distributions from net realized gain	-	(1.25)
Total distributions	(.04)	(1.25)
Net asset value, end of period	$ 6.12	$ 9.85
Total Return B, C	(37.49)%	(6.99)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.01%	1.20% A
Expenses net of fee waivers, if any	1.01%	1.20% A
Expenses net of all reductions	1.01%	1.20% A
Net investment income (loss)	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,159	$ 1,302
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.01)	(.06)
Net realized and unrealized gain (loss)	(3.70)	(.69)
Total from investment operations	(3.71)	(.75)
Distributions from net investment income	(.03)	-
Distributions from net realized gain	-	(1.25)
Total distributions	(.03)	(1.25)
Net asset value, end of period	$ 6.11	$ 9.85
Total Return B, C	(37.71)%	(7.05)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.31%	1.47% A
Expenses net of fee waivers, if any	1.31%	1.47% A
Expenses net of all reductions	1.31%	1.47% A
Net investment income (loss)	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 820	$ 1,097
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.05)	(.12)
Net realized and unrealized gain (loss)	(3.69)	(.70)
Total from investment operations	(3.74)	(.82)
Distributions from net investment income	- I	-
Distributions from net realized gain	-	(1.20)
Total distributions	- I	(1.20)
Net asset value, end of period	$ 6.09	$ 9.83
Total Return B, C	(38.01)%	(7.62)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.76%	1.99% A
Expenses net of fee waivers, if any	1.76%	1.99% A
Expenses net of all reductions	1.76%	1.99% A
Net investment income (loss)	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 815	$ 543
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.04)	(.11)
Net realized and unrealized gain (loss)	(3.69)	(.70)
Total from investment operations	(3.73)	(.81)
Distributions from net investment income	(.03)	-
Distributions from net realized gain	-	(1.22)
Total distributions	(.03)	(1.22)
Net asset value, end of period	$ 6.06	$ 9.82
Total Return B, C	(37.98)%	(7.54)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.77%	1.96% A
Expenses net of fee waivers, if any	1.77%	1.96% A
Expenses net of all reductions	1.77%	1.96% A
Net investment income (loss)	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,441	$ 945
Portfolio turnover rate F	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 11.92	$ 11.82	$ 10.17	$ 9.21
Income from Investment Operations
Net investment income (loss) B	.04	(.01)	- I	.02 E	(.01) F
Net realized and unrealized gain (loss)	(3.73)	(.77)	.37	1.87	.97
Total from investment operations	(3.69)	(.78)	.37	1.89	.96
Distributions from net investment income	(.05)	-	(.01)	-	-
Distributions from net realized gain	-	(1.25)	(.26)	(.24)	-
Total distributions	(.05)	(1.25)	(.27)	(.24)	-
Redemption fees added to paid in capital B	-	-	- H, I	- I	- I
Net asset value, end of period	$ 6.15	$ 9.89	$ 11.92	$ 11.82	$ 10.17
Total Return A	(37.36)%	(7.26)%	3.20%	18.66%	10.42%
Ratios to Average Net Assets C, G
Expenses before reductions	.75%	1.03%	1.10%	1.12%	1.30%
Expenses net of fee waivers, if any	.74%	.99%	1.00%	1.00%	1.20%
Expenses net of all reductions	.74%	.98%	.99%	.94%	1.13%
Net investment income (loss)	.47%	(.07)%	.02%	.15% E	(.07)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,332	$ 147,864	$ 183,515	$ 157,513	$ 49,453
Portfolio turnover rate D	355%	428%	189%	268%	274%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The redemption fee was eliminated during the year ended January 31, 2007.

I Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) C	.04	- H
Net realized and unrealized gain (loss)	(3.72)	(.70)
Total from investment operations	(3.68)	(.70)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	-	(1.27)
Total distributions	(.02)	(1.27)
Net asset value, end of period	$ 6.18	$ 9.88
Total Return B	(37.29)%	(6.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.88% A
Expenses net of fee waivers, if any	.68%	.88% A
Expenses net of all reductions	.68%	.88% A
Net investment income (loss)	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 277	$ 386
Portfolio turnover rate E	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Mid Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	-47.09%	-7.49%	-4.44%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Mid Cap Growth, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Growth Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Mid Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Patrick Venanzi, Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund for most of the period covered by this report

The U.S. equity markets collapsed during the 12 months ending January 31, 2009. Energy prices peaked and fell, home values continued to slump and credit availability tightened. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, the stock market continued to perform erratically, and the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly decline since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index dropped 38.63%, with all 10 sectors in the index turning in negative performance. The blue-chip Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-laden NASDAQ Composite® Index dropped 37.68%. Meanwhile, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.64%. On the capitalization and style spectrums, small-cap stocks edged out mid- and large-caps during the past 12 months, while still posting negative returns across the board. Meanwhile, growth-oriented equities outperformed value for the most part, though results were well into negative double digits. The small-cap-oriented Russell 2000® Index fell 36.84% for the year, while the Russell Midcap® Index declined 42.01%. The Russell 1000® Growth Index returned -36.44%, solidly outperforming its Russell 1000 Value counterpart, which declined 41.78%.

For the year, the fund's Class A, Class T, Class B and Class C shares fell 47.25%, 47.37%, 47.64% and 47.64%, respectively (excluding sales charges), trailing the -42.24% return of the Russell Midcap® Growth Index. Unfavorable stock picking almost across the board was the main driver of negative performance compared with the index. The fund's stock picks in industrials and information technology were especially detrimental, while stock selection in energy and materials hurt as well. Disappointing security selection in financials also held back our relative return, but that underperformance was somewhat tempered by favorable industry positioning within the sector - led by overweightings in insurance and banks. On an individual security basis, the fund was hurt by owning three out-of-benchmark companies in the solar industry: Canada's Timminco, Germany's Q-Cells and U.S.-based Evergreen Solar. Elsewhere, our out-of-index stake in American Apparel also was a negative, hurt by investors' perception that all retailers would be dragged down by the economic slowdown. Several of our energy holdings were costly, including: Weatherford International, an equipment and services provider to the energy industry; coal producer Peabody Energy; natural gas producer Chesapeake Energy; and oil and gas equipment manufacturer National Oilwell Varco. As commodity prices slid dramatically, I did not sell some of our energy names quickly enough, and our positioning detracted from the fund's return. In addition, the fluctuations in currency exchange rates hurt the fund's performance, dragging down the returns of our foreign holdings. Conversely, stock selection in health care added relative value, as did holding an above-average position in cash in a down market. Our holdings in consumer staples and consumer discretionary also contributed, but our relative weightings in these sectors erased the gains. Timely ownership of coal supplier Alpha Natural Resources made the fund's biggest individual contribution. An underweighting in multi-industry conglomerate Textron also was helpful. In health care, owning an out-of-index position in Myriad Genetics was a positive. This diagnostic and therapeutic product developer proved to be a fast grower in a slowing economy, and our holdings in the stock doubled in value during the period. Lastly, timely ownership of diversified financials firm Morgan Stanley gave a small boost to performance. Some stocks mentioned were sold by period end.

For the year, the fund's Institutional Class shares fell 47.09%, trailing the -42.24% return of the Russell Midcap® Growth Index. Unfavorable stock picking almost across the board was the main driver of negative performance compared with the index. The fund's stock picks in industrials and information technology were especially detrimental, while stock selection in energy and materials hurt as well. Disappointing security selection in financials also held back our relative return, but that underperformance was somewhat tempered by favorable industry positioning within the sector - led by overweightings in insurance and banks. On an individual security basis, the fund was hurt by owning three out-of-benchmark companies in the solar industry: Canada's Timminco, Germany's Q-Cells and U.S.-based Evergreen Solar. Elsewhere, our out-of-index stake in American Apparel also was a negative, hurt by investors' perception that all retailers would be dragged down by the economic slowdown. Several of our energy holdings were costly, including: Weatherford International, an equipment and services provider to the energy industry; coal producer Peabody Energy; natural gas producer Chesapeake Energy; and oil and gas equipment manufacturer National Oilwell Varco. As commodity prices slid dramatically, I did not sell some of our energy names quickly enough, and our positioning detracted from the fund's return. In addition, the fluctuations in currency exchange rates hurt the fund's performance, dragging down the returns of our foreign holdings. Conversely, stock selection in health care added relative value, as did holding an above-average position in cash in a down market. Our holdings in consumer staples and consumer discretionary also contributed, but our relative weightings in these sectors erased the gains. Timely ownership of coal supplier Alpha Natural Resources made the fund's biggest individual contribution. An underweighting in multi-industry conglomerate Textron also was helpful. In health care, owning an out-of-index position in Myriad Genetics was a positive. This diagnostic and therapeutic product developer proved to be a fast grower in a slowing economy, and our holdings in the stock doubled in value during the period. Lastly, timely ownership of diversified financials firm Morgan Stanley gave a small boost to performance. Some stocks mentioned were sold by period end.

Note to shareholders: Steven Calhoun became Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund on January 23, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Mid Cap Growth Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
AMAG Pharmaceuticals, Inc.	3.7	0.3
DeVry, Inc.	3.2	0.0
The DIRECTV Group, Inc.	2.6	0.0
Autonomy Corp. PLC	2.3	0.0
St. Jude Medical, Inc.	2.1	0.0
Express Scripts, Inc.	2.1	0.4
IHS, Inc. Class A	2.1	0.3
ArthroCare Corp.	2.0	0.0
Heckmann Corp.	2.0	0.5
Morgan Stanley	1.9	0.0
	24.0
Top Five Market Sectors as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.4	14.7
Information Technology	19.6	19.1
Consumer Discretionary	18.6	13.4
Industrials	12.2	16.2
Energy	7.6	13.6
Asset Allocation (% of fund's net assets)
As of January 31, 2009*		As of July 31, 2008**
	Stocks 97.3%		Stocks 97.3%
	Convertible Securities 0.5%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	10.7%	** Foreign investments	17.1%

Annual Report

Fidelity Mid Cap Growth Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 1.0%
The Goodyear Tire & Rubber Co. (a)	227,800	$ 1,405,526
Diversified Consumer Services - 4.5%
DeVry, Inc.	83,300	4,463,214
Strayer Education, Inc.	8,600	1,861,298
		6,324,512
Hotels, Restaurants & Leisure - 2.9%
Buffalo Wild Wings, Inc. (a)	16,100	361,606
Burger King Holdings, Inc.	72,889	1,621,780
Las Vegas Sands Corp. warrants 11/16/13 (a)	17,300	747,360
Wendy's/Arby's Group, Inc.	262,500	1,323,000
		4,053,746
Household Durables - 1.4%
Mohawk Industries, Inc. (a)	62,000	1,990,820
Media - 2.6%
The DIRECTV Group, Inc. (a)	166,600	3,648,540
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	34,700	1,482,037
Specialty Retail - 4.7%
Best Buy Co., Inc.	73,600	2,062,272
Lowe's Companies, Inc.	111,800	2,042,586
O'Reilly Automotive, Inc. (a)	55,500	1,613,385
Staples, Inc.	54,900	875,106
		6,593,349
TOTAL CONSUMER DISCRETIONARY		25,498,530
CONSUMER STAPLES - 3.9%
Beverages - 2.0%
Heckmann Corp. (a)(d)	550,000	2,849,000
Food & Staples Retailing - 1.9%
BJ's Wholesale Club, Inc. (a)	46,200	1,325,016
Costco Wholesale Corp.	29,700	1,337,391
		2,662,407
TOTAL CONSUMER STAPLES		5,511,407
ENERGY - 7.6%
Energy Equipment & Services - 6.1%
FMC Technologies, Inc. (a)	50,000	1,479,500
IHS, Inc. Class A (a)	65,900	2,886,420
National Oilwell Varco, Inc. (a)	55,000	1,454,200
Noble Corp.	77,600	2,106,840
Smith International, Inc.	26,100	592,470
		8,519,430
Oil, Gas & Consumable Fuels - 1.5%
Denbury Resources, Inc. (a)	31,700	388,008

	Shares	Value
Hess Corp.	25,000	$ 1,390,250
Petrohawk Energy Corp. (a)	19,000	374,490
		2,152,748
TOTAL ENERGY		10,672,178
FINANCIALS - 5.5%
Capital Markets - 3.2%
Greenhill & Co., Inc.	28,200	1,833,564
Morgan Stanley	135,700	2,745,211
		4,578,775
Insurance - 1.0%
Validus Holdings Ltd.	62,900	1,435,378
Real Estate Investment Trusts - 1.3%
Chimera Investment Corp.	537,300	1,773,090
TOTAL FINANCIALS		7,787,243
HEALTH CARE - 24.9%
Biotechnology - 6.7%
Acorda Therapeutics, Inc. (a)(d)	15,000	367,950
Alexion Pharmaceuticals, Inc. (a)	13,000	479,310
Amylin Pharmaceuticals, Inc. (a)	49,100	567,596
BioMarin Pharmaceutical, Inc. (a)	53,600	1,032,336
Cephalon, Inc. (a)	27,200	2,099,296
GTx, Inc. (a)(d)	60,600	669,024
Isis Pharmaceuticals, Inc. (a)	53,400	754,542
Myriad Genetics, Inc. (a)	17,300	1,290,061
OSI Pharmaceuticals, Inc. (a)	20,800	740,480
Vertex Pharmaceuticals, Inc. (a)	45,000	1,487,250
		9,487,845
Health Care Equipment & Supplies - 8.0%
ArthroCare Corp. (a)	416,725	2,883,737
Conceptus, Inc. (a)	48,800	700,768
Cyberonics, Inc. (a)	84,300	1,297,377
Edwards Lifesciences Corp. (a)	26,800	1,540,732
Masimo Corp. (a)	28,400	788,668
NuVasive, Inc. (a)	4,165	155,521
St. Jude Medical, Inc. (a)	82,200	2,989,614
TranS1, Inc. (a)	154,156	963,475
		11,319,892
Health Care Providers & Services - 3.5%
athenahealth, Inc. (a)	22,400	808,192
CardioNet, Inc.	37,000	839,160
Express Scripts, Inc. (a)	55,500	2,983,680
Hanger Orthopedic Group, Inc. (a)	23,950	326,918
		4,957,950
Life Sciences Tools & Services - 4.8%
AMAG Pharmaceuticals, Inc. (a)	147,000	5,181,749
Illumina, Inc. (a)	30,500	834,480
QIAGEN NV (a)	43,800	751,170
		6,767,399
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.9%
Allergan, Inc.	37,000	$ 1,410,440
BioMimetic Therapeutics, Inc. (a)	44,300	357,501
XenoPort, Inc. (a)	32,700	854,124
		2,622,065
TOTAL HEALTH CARE		35,155,151
INDUSTRIALS - 12.2%
Airlines - 0.9%
Allegiant Travel Co. (a)	37,400	1,337,424
Construction & Engineering - 1.4%
Quanta Services, Inc. (a)	92,600	1,979,788
Electrical Equipment - 3.1%
First Solar, Inc. (a)	10,200	1,456,560
Ocean Power Technologies, Inc. (a)	95,950	620,797
Sunpower Corp. Class B (a)	59,470	1,571,197
Vestas Wind Systems AS (a)	15,300	747,373
		4,395,927
Machinery - 3.4%
Cummins, Inc.	57,800	1,386,044
Energy Recovery, Inc.	54,100	338,125
Navistar International Corp. (a)	52,300	1,588,351
PACCAR, Inc.	57,500	1,517,425
		4,829,945
Professional Services - 2.0%
FTI Consulting, Inc. (a)	33,800	1,386,138
Huron Consulting Group, Inc. (a)	27,800	1,389,444
		2,775,582
Road & Rail - 1.1%
Old Dominion Freight Lines, Inc. (a)	59,000	1,479,720
Transportation Infrastructure - 0.3%
Aegean Marine Petroleum Network, Inc.	25,800	441,438
TOTAL INDUSTRIALS		17,239,824
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 3.0%
Comtech Telecommunications Corp. (a)	4,620	179,256
Corning, Inc.	143,500	1,450,785
Infinera Corp. (a)	26,322	180,569
Juniper Networks, Inc. (a)	172,200	2,438,352
		4,248,962
Electronic Equipment & Components - 1.8%
BYD Co. Ltd. (H Shares)	300,000	559,133
Digital Ally, Inc. (a)(d)	569,596	1,714,484
Diploma PLC	196,800	328,085
		2,601,702

	Shares	Value
Internet Software & Services - 1.0%
Omniture, Inc. (a)	153,900	$ 1,398,951
IT Services - 3.5%
Cognizant Technology Solutions Corp. Class A (a)	108,700	2,035,951
Lender Processing Services, Inc.	53,200	1,378,944
MasterCard, Inc. Class A	11,000	1,493,580
		4,908,475
Semiconductors & Semiconductor Equipment - 6.0%
ASML Holding NV (NY Shares)	28,200	466,428
Broadcom Corp. Class A (a)	85,900	1,361,515
Cymer, Inc. (a)	18,000	367,200
Globe Specialty Metals, Inc. (Reg. S) (a)	52,000	338,000
Lam Research Corp. (a)	31,600	638,636
Marvell Technology Group Ltd. (a)	222,200	1,619,838
MEMC Electronic Materials, Inc. (a)	105,200	1,430,720
NVIDIA Corp. (a)	177,400	1,410,330
Varian Semiconductor Equipment Associates, Inc. (a)	43,800	833,952
		8,466,619
Software - 4.3%
Autonomy Corp. PLC (a)	204,000	3,235,271
McAfee, Inc. (a)	49,000	1,494,010
VMware, Inc. Class A (a)	63,900	1,322,730
		6,052,011
TOTAL INFORMATION TECHNOLOGY		27,676,720
MATERIALS - 2.6%
Metals & Mining - 2.6%
Agnico-Eagle Mines Ltd.	31,300	1,672,431
Timminco Ltd. (a)(d)	126,100	355,921
Yamana Gold, Inc.	200,000	1,621,732
		3,650,084
TELECOMMUNICATION SERVICES - 2.2%
Wireless Telecommunication Services - 2.2%
Crown Castle International Corp. (a)	78,700	1,536,224
SBA Communications Corp. Class A (a)	81,100	1,613,890
		3,150,114
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
NRG Energy, Inc. (a)	12,000	280,320
TOTAL COMMON STOCKS (Cost $147,537,384)		136,621,571
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp. Series A 10.00% (Cost $1,165,870)	17,300	$ 731,790
Convertible Bonds - 0.5%
Principal Amount
HEALTH CARE - 0.5%
Biotechnology - 0.5%
Amylin Pharmaceuticals, Inc. 3% 6/15/14 (Cost $644,960)	$ 1,250,000	624,875
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	5,805,550	$ 5,805,550
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	1,490,015	1,490,015
TOTAL MONEY MARKET FUNDS (Cost $7,295,565)		7,295,565
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $156,643,779)	145,273,801
NET OTHER ASSETS - (3.0)%	(4,173,749)
NET ASSETS - 100%	$ 141,100,052
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 96,865
Fidelity Securities Lending Cash Central Fund	497,729
Total	$ 594,594
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 145,273,801	$ 142,610,643	$ 1,184,008	$ 1,479,150
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 0
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(250,850)
Cost of Purchases	1,730,000
Proceeds of Sales	0
Amortization/Accretion	0
Transfer in/out of Level 3	0
Ending Balance	$ 1,479,150

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.3%
Canada	2.6%
United Kingdom	2.5%
Bermuda	2.1%
Cayman Islands	1.5%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $66,505,555 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $68,788,558 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,422,131) - See accompanying schedule: Unaffiliated issuers (cost $149,348,214)	$ 137,978,236
Fidelity Central Funds (cost $7,295,565)	7,295,565
Total Investments (cost $156,643,779)		$ 145,273,801
Cash		50,279
Foreign currency held at value (cost $26,386)		25,907
Receivable for investments sold		10,558,969
Receivable for fund shares sold		358,241
Dividends receivable		83,293
Interest receivable		4,594
Distributions receivable from Fidelity Central Funds		17,545
Prepaid expenses		1,860
Other receivables		6,372
Total assets		156,380,861

Liabilities
Payable for investments purchased	$ 12,661,944
Payable for fund shares redeemed	290,174
Accrued management fee	8,027
Distribution fees payable	1,527
Other affiliated payables	40,640
Other payables and accrued expenses	788,482
Collateral on securities loaned, at value	1,490,015
Total liabilities		15,280,809

Net Assets		$ 141,100,052
Net Assets consist of:
Paid in capital		$ 292,595,406
Undistributed net investment income		20,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,136,239)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,379,447)
Net Assets		$ 141,100,052

Statement of Assets and Liabilities - continued

January 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,623,228 ÷ 254,596 shares)	$ 6.38

Maximum offering price per share (100/94.25 of $6.38)	$ 6.77
Class T: Net Asset Value and redemption price per share ($790,106 ÷ 124,129 shares)	$ 6.37

Maximum offering price per share (100/96.50 of $6.37)	$ 6.60
Class B: Net Asset Value and offering price per share ($245,147 ÷ 38,754 shares)A	$ 6.33

Class C: Net Asset Value and offering price per share ($699,245 ÷ 110,494 shares)A	$ 6.33

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($137,633,278 ÷ 21,519,828 shares)	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($109,048 ÷ 17,038 shares)	$ 6.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2009

Investment Income
Dividends		$ 2,300,949
Interest		75,658
Income from Fidelity Central Funds (including $497,729 from security lending)		594,594
Total income		2,971,201

Expenses
Management fee Basic fee	$ 1,354,812
Performance adjustment	(723,709)
Transfer agent fees	715,143
Distribution fees	21,259
Accounting and security lending fees	97,677
Custodian fees and expenses	32,986
Independent trustees' compensation	1,239
Registration fees	51,748
Audit	59,667
Legal	1,787
Interest	15,528
Miscellaneous	59,406
Total expenses before reductions	1,687,543
Expense reductions	(38,126)	1,649,417
Net investment income (loss)		1,321,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(120,053,719)
Foreign currency transactions	56,316
Total net realized gain (loss)		(119,997,403)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,546,433)
Assets and liabilities in foreign currencies	(11,378)
Total change in net unrealized appreciation (depreciation)		(11,557,811)
Net gain (loss)		(131,555,214)
Net increase (decrease) in net assets resulting from operations		$ (130,233,430)

Statement of Changes in Net Assets

	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,321,784	$ (525,556)
Net realized gain (loss)	(119,997,403)	13,597,312
Change in net unrealized appreciation (depreciation)	(11,557,811)	(50,633,687)
Net increase (decrease) in net assets resulting from operations	(130,233,430)	(37,561,931)
Distributions to shareholders from net investment income	(1,335,128)	-
Distributions to shareholders from net realized gain	-	(21,909,497)
Total distributions	(1,355,128)	(21,909,497)
Share transactions - net increase (decrease)	(32,388,361)	(76,821,412)
Redemption fees	11,892	26,012
Total increase (decrease) in net assets	(163,945,027)	(136,266,828)

Net Assets
Beginning of period	305,045,079	441,311,907
End of period (including undistributed net investment income of $20,332 and $0, respectively)	$ 141,100,052	$ 305,045,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	.03	(.05)
Net realized and unrealized gain (loss)	(5.79)	(1.30)
Total from investment operations	(5.76)	(1.35)
Distributions from net investment income	(.05)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.38	$ 12.19
Total Return B, C, D	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	1.10% A
Expenses net of fee waivers, if any	.95%	1.10% A
Expenses net of all reductions	.94%	1.10% A
Net investment income (loss)	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,623	$ 1,936
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended January 31,

2009

2008 I

Selected Per-Share Data
Net asset value, beginning of period	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	- K	(.09)
Net realized and unrealized gain (loss)	(5.75)	(1.31)
Total from investment operations	(5.75)	(1.40)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.02)	(.79)
Redemption fees added to paid in capital E, K	-	-
Net asset value, end of period	$ 6.37	$ 12.14
Total Return B, C, D	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.23%	1.36% A
Expenses net of fee waivers, if any	1.23%	1.36% A
Expenses net of all reductions	1.22%	1.36% A
Net investment income (loss)	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 790	$ 591
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	(.16)
Net realized and unrealized gain (loss)	(5.71)	(1.29)
Total from investment operations	(5.76)	(1.45)
Distributions from net realized gain	-	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.33	$ 12.09
Total Return B, C, D	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.85% A
Expenses net of all reductions	1.69%	1.85% A
Net investment income (loss)	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 245	$ 414
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended January 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.04)	(.15)
Net realized and unrealized gain (loss)	(5.72)	(1.30)
Total from investment operations	(5.76)	(1.45)
Distributions from net realized gain	-	(.79)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 6.33	$ 12.09
Total Return B, C, D	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.69%	1.85% A
Expenses net of fee waivers, if any	1.69%	1.85% A
Expenses net of all reductions	1.68%	1.85% A
Net investment income (loss)	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 699	$ 697
Portfolio turnover rate G	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 14.31	$ 14.38	$ 11.58	$ 10.63
Income from Investment Operations
Net investment income (loss) B	.06	(.02)	(.04)	.01 E	(.03) F
Net realized and unrealized gain (loss)	(5.81)	(1.29)	.15	3.09	1.15
Total from investment operations	(5.75)	(1.31)	.11	3.10	1.12
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	-	(.79)	(.18)	(.30)	(.17)
Total distributions	(.06)	(.79)	(.18)	(.30)	(.17)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 6.40	$ 12.21	$ 14.31	$ 14.38	$ 11.58
Total Return A	(47.09)%	(9.68)%	.80%	27.15%	10.55%
Ratios to Average Net Assets C, G
Expenses before reductions	.69%	.83%	1.02%	1.04%	1.02%
Expenses net of fee waivers, if any	.68%	.81%	1.00%	1.00%	1.02%
Expenses net of all reductions	.67%	.81%	.99%	.95%	.99%
Net investment income (loss)	.55%	(.12)%	(.33)%	.07% E	(.31)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,633	$ 301,225	$ 441,312	$ 349,982	$ 77,658
Portfolio turnover rate D	220%	245%	178%	173%	220%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended January 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	.07	-I
Net realized and unrealized gain (loss)	(5.82)	(1.32)
Total from investment operations	(5.75)	(1.32)
Distributions from net investment income	(.07)	-
Distributions from net realized gain	-	(.79)
Total distributions	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 12.22
Total ReturnB, C	(47.09)%	(9.74)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.59%	.72%A
Expenses net of fee waivers, if any	.59%	.72%A
Expenses net of all reductions	.59%	.72%A
Net investment income (loss)	.64%	(.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109	$ 182
Portfolio turnover rateF	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2009

1. Organization.

Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (the Funds) are funds of Fidelity Devonshire Trust (the trust) and are authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management company organized as a Massachusetts business trust. The Funds offer Class A, Class T, Class B, Class C, Institutional Class and Large Cap Value, Mid Cap Value, Large Cap Growth and Mid Cap Growth shares, respectively, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of January 31, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Large Cap Value Fund	$ 1,243,124,566	$ 46,300,187	$ (322,843,422)	$ (276,543,235)
Fidelity Mid Cap Value Fund	501,235,701	12,645,346	(115,405,798)	(102,760,452)
Fidelity Large Cap Growth Fund	112,361,566	2,551,219	(22,449,741)	(19,898,522)
Fidelity Mid Cap Growth Fund	161,475,041	4,616,193	(20,817,433)	(16,201,240)
	Undistributed Ordinary Income	Capital Loss Carryforward
Fidelity Large Cap Value Fund	$ 945,223	$ (321,741,584)
Fidelity Mid Cap Value Fund	-	(142,309,837)
Fidelity Large Cap Growth Fund	-	(35,247,593)
Fidelity Mid Cap Growth Fund	-	(66,505,555)

The tax character of distributions paid was as follows:

January 31, 2009
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 22,112,922	$ -	$ 22,112,922
Fidelity Mid Cap Value Fund	6,653,128	337	6,653,465
Fidelity Large Cap Growth Fund	628,444	-	628,444
Fidelity Mid Cap Growth Fund	1,335,128	-	1,335,128
January 31, 2008
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Value Fund	$ 37,304,898	$ 67,715,379	$ 105,020,277
Fidelity Mid Cap Value Fund	10,958,373	29,219,096	40,177,469
Fidelity Large Cap Growth Fund	6,193,151	12,379,253	18,572,404
Fidelity Mid Cap Growth Fund	-	21,909,497	21,909,497

Short-Term Trading (Redemption) Fees. Shares held in the Fidelity Mid Cap Value Fund and Fidelity Mid Cap Growth Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Value Fund	3,340,322,682	3,189,537,159
Fidelity Mid Cap Value Fund	1,629,727,663	1,710,662,690
Fidelity Large Cap Growth Fund	440,896,903	450,146,194
Fidelity Mid Cap Growth Fund	525,894,185	561,819,193

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the funds is subject to a performance adjustment (up to a maximum +/- .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Large Cap Value Fund	.30%	.26%	.54%
Fidelity Mid Cap Value Fund	.30%	.26%	.50%
Fidelity Large Cap Growth Fund	.30%	.26%	.31%
Fidelity Mid Cap Growth Fund	.30%	.26%	.26%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Fidelity Large Cap Value Fund	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 43,064	$ 14,346
Class T	.25%	.25%	30,434	-
Class B	.75%	.25%	16,910	12,720
Class C	.75%	.25%	16,433	6,168
			$ 106,841	$ 33,234
Fidelity Mid Cap Value Fund
Class A	0%	.25%	$ 18,886	$ 6,695
Class T	.25%	.25%	17,208	117
Class B	.75%	.25%	10,321	7,832
Class C	.75%	.25%	15,262	7,190
			$ 61,677	$ 21,834
Fidelity Large Cap Growth Fund
Class A	0%	.25%	$ 4,188	$ 131
Class T	.25%	.25%	3,186	251
Class B	.75%	.25%	6,596	5,041
Class C	.75%	.25%	10,205	5,895
			$ 24,175	$ 11,318
Fidelity Mid Cap Growth Fund
Class A	0%	.25%	$ 5,340	$ 336
Class T	.25%	.25%	4,512	168
Class B	.75%	.25%	3,529	2,772
Class C	.75%	.25%	7,878	4,945
			$ 21,259	$ 8,221

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Fidelity Large Cap Value Fund	Retained by FDC
Class A	$ 16,372
Class T	3,028
Class B*	1,785
Class C*	670
$ 21,855
Fidelity Mid Cap Value Fund
Class A	$ 8,935
Class T	1,387
Class B*	3,300
Class C*	840
$ 14,462
Fidelity Large Cap Growth Fund
Class A	$ 6,358
Class T	837
Class B*	978
Class C*	478
$ 8,651
Fidelity Mid Cap Growth Fund
Class A	$ 3,531
Class T	762
Class B*	349
Class C*	413
$ 5,055

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

Fidelity Large Cap Value Fund	Amount	% of Average Net Assets
Class A	$ 56,112.33
Class T	24,168.40
Class B	8,115.48
Class C	5,290.32
Large Cap Value	3,398,717.27
Institutional Class	3,585.26
	$ 3,495,987
Fidelity Mid Cap Value Fund
Class A	$ 22,688.30
Class T	10,546.31
Class B	3,081.30
Class C	4,426.29
Mid Cap Value	1,640,844.28
Institutional Class	4,034.30
	$ 1,685,619

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Fidelity Large Cap Growth Fund	Amount	% of Average Net Assets
Class A	$ 4,979.30
Class T	2,198.35
Class B	2,007.30
Class C	3,140.31
Large Cap Growth	353,757.30
Institutional Class	611.22
	$ 366,692
Fidelity Mid Cap Growth Fund
Class A	$ 6,477.30
Class T	3,061.34
Class B	1,072.30
Class C	2,364.30
Mid Cap Growth	701,739.30
Institutional Class	430.20
	$ 715,143

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Large Cap Value Fund	$ 49,540
Fidelity Mid Cap Value Fund	20,434
Fidelity Large Cap Growth Fund	39,332
Fidelity Mid Cap Growth Fund	17,062

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Value Fund	Borrower	$ 22,119,400	3.14%	$ 9,651
Fidelity Mid Cap Value Fund	Borrower	6,865,500.73%		832

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Large Cap Value Fund	$ 2,980
Fidelity Mid Cap Value Fund	1,401
Fidelity Large Cap Growth Fund	284
Fidelity Mid Cap Growth Fund	565

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Mid Cap Growth Fund	$ 40,479,250	3.45%	$ 15,528

10. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement from Adviser
Fidelity Large Cap Value Fund
Class B	2.00%	$ 1,208

In addition, FMR voluntarily agreed to reimburse a portion of certain Fund's existing class' operating expenses. During the period, this reimbursement reduced certain Fund's existing class' expenses by the following amounts:

Reimbursement from Adviser
Fidelity Large Cap Value Fund
Large Cap Value	$ 18,780
Fidelity Mid Cap Value Fund
Mid Cap Value	19,225
Fidelity Large Cap Growth Fund
Large Cap Growth	17,248
Fidelity Mid Cap Growth Fund
Mid Cap Growth	17,132

Annual Report

10. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody Expense Reductions	Transfer Agent Expense Reductions

Fidelity Large Cap Value Fund	$ -	$ -	$ -
Large Cap Value	-	-	13,071
Institutional Class	-	-	1
Fidelity Mid Cap Value Fund	-	-	-
Class A	-	-	102
Mid Cap Value	-	-	4,684
Institutional Class	-	-	19
Fidelity Large Cap Growth Fund	-	-	-
Large Cap Growth	-	-	2,882
Fidelity Mid Cap Growth Fund	14,180	1,556	-
Mid Cap Growth	-	-	5,258

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts, which is recorded in each applicable Fund's accompanying Statement of Operations:

Fidelity Large Cap Value Fund	$ 12,127
Fidelity Mid Cap Value Fund	23,107
Fidelity Large Cap Growth Fund	14,058
Fidelity Mid Cap Growth Fund	16,394

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2009	2008 A
Fidelity Large Cap Value Fund
From net investment income
Class A	$ 399,383	$ 75,483
Class T	87,114	44,031
Class B	18,848	824
Class C	36,670	4,115
Large Cap Value	21,539,806	14,152,017
Institutional Class	31,101	10,129
Total	$ 22,112,922	$ 14,286,599
From net realized gain
Class A	$ -	$ 372,920
Class T	-	317,190
Class B	-	97,442
Class C	-	51,607
Large Cap Value	-	89,854,195
Institutional Class	-	40,324
Total	$ -	$ 90,733,678
Fidelity Mid Cap Value Fund
From net investment income
Class A	$ 101,584	$ 18,691
Class T	33,331	5,836
Class B	3,956	259
Class C	10,614	66
Mid Cap Value	6,486,758	3,005,000
Institutional Class	16,885	7,163
Total	$ 6,653,128	$ 3,037,015
From net realized gain
Class A	$ 8	$ 176,774
Class T	-	106,263
Class B	-	46,244
Class C	-	67,330
Mid Cap Value	329	36,700,729
Institutional Class	-	43,114
Total	$ 337	$ 37,140,454
Fidelity Large Cap Growth Fund
From net investment income
Class A	$ 9,774	$ -
Class T	2,782	-
Class B	466	-
Class C	8,869	-
Large Cap Growth	606,381	-
Institutional Class	172	-
Total	$ 628,444	$ -
From net realized gain
Class A	$ -	$ 123,133
Class T	-	101,048
Class B	-	40,430
Class C	-	75,734
Large Cap Growth	-	18,196,705
Institutional Class	-	35,354
Total	$ -	$ 18,572,404

Annual Report

12. Distributions to Shareholders - continued

Years ended January 31,	2009	2008 A
Fidelity Mid Cap Growth Fund
From net investment income
Class A	$ 14,273	$ -
Class T	1,968	-
Mid Cap Growth	1,317,754	-
Institutional Class	1,133	-
Total	$ 1,335,128	$ -
From net realized gain
Class A	$ -	$ 100,774
Class T	-	34,957
Class B	-	25,358
Class C	-	40,118
Mid Cap Growth	-	21,697,261
Institutional Class	-	11,029
Total	$ -	$ 21,909,497

A Distributions for Classes A, T, B, C and Institutional Class are for the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Fidelity Large Cap Value Fund
Class A
Shares sold	2,638,195	1,045,290	$ 27,871,103	$ 16,232,942
Reinvestment of distributions	47,822	29,393	389,751	423,574
Shares redeemed	(409,267)	(352,749)	(4,315,737)	(5,365,826)
Net increase (decrease)	2,276,750	721,934	$ 23,945,117	$ 11,290,690
Class T
Shares sold	1,279,457	935,752	$ 11,375,150	$ 14,740,653
Reinvestment of distributions	9,970	24,935	81,353	359,076
Shares redeemed	(431,602)	(518,994)	(3,878,420)	(7,932,251)
Net increase (decrease)	857,825	441,693	$ 7,578,083	$ 7,167,478
Class B
Shares sold	271,854	315,386	$ 2,451,167	$ 4,951,665
Reinvestment of distributions	2,178	6,739	17,794	97,191
Shares redeemed	(66,302)	(184,721)	(798,370)	(2,835,906)
Net increase (decrease)	207,730	137,404	$ 1,670,591	$ 2,212,950
Class C
Shares sold	290,474	138,185	$ 2,829,293	$ 2,136,503
Reinvestment of distributions	3,943	3,506	32,014	50,496
Shares redeemed	(69,872)	(52,323)	(719,269)	(788,391)
Net increase (decrease)	224,545	89,368	$ 2,142,038	$ 1,398,608
Large Cap Value
Shares sold	45,983,905	52,779,386	$ 502,325,155	$ 813,954,360
Reinvestment of distributions	2,580,327	7,056,478	21,132,879	102,030,422
Shares redeemed	(36,697,448)	(40,898,915)	(409,090,614)	(619,081,485)
Net increase (decrease)	11,866,784	18,936,949	$ 114,367,420	$ 296,903,297
Institutional Class
Shares sold	164,623	92,735	$ 1,810,331	$ 1,397,015
Reinvestment of distributions	3,731	3,477	30,444	50,127
Shares redeemed	(73,670)	(17,951)	(824,931)	(257,652)
Net increase (decrease)	94,684	78,261	$ 1,015,844	$ 1,189,490

Annual Report

Notes to Financial Statements - continued

13. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Fidelity Mid Cap Value Fund
Class A
Shares sold	516,793	615,995	$ 6,454,575	$ 10,540,942
Reinvestment of distributions	10,427	11,024	91,240	178,558
Shares redeemed	(271,437)	(132,358)	(3,408,758)	(2,195,988)
Net increase (decrease)	255,783	494,661	$ 3,137,057	$ 8,523,512
Class T
Shares sold	149,480	325,063	$ 1,776,169	$ 5,643,056
Reinvestment of distributions	3,723	6,694	32,575	108,412
Shares redeemed	(117,537)	(84,728)	(1,390,148)	(1,422,111)
Net increase (decrease)	35,666	247,029	$ 418,596	$ 4,329,357
Class B
Shares sold	43,650	204,574	$ 477,470	$ 3,623,364
Reinvestment of distributions	435	2,791	3,806	45,364
Shares redeemed	(41,649)	(120,358)	(562,129)	(2,068,797)
Net increase (decrease)	2,436	87,007	$ (80,853)	$ 1,599,931
Class C
Shares sold	95,890	168,571	$ 1,109,702	$ 2,987,730
Reinvestment of distributions	1,126	3,136	9,818	50,659
Shares redeemed	(62,740)	(61,027)	(773,072)	(991,710)
Net increase (decrease)	34,276	110,680	$ 346,448	$ 2,046,679
Mid Cap Value
Shares sold	8,792,040	34,123,012	$ 111,146,935	$ 603,742,926
Reinvestment of distributions	714,638	2,338,406	6,274,689	38,409,538
Shares redeemed	(16,524,977)	(27,133,004)	(202,765,519)	(462,055,715)
Net increase (decrease)	(7,018,299)	9,328,414	$ (85,343,895)	$ 180,096,749
Institutional Class
Shares sold	120,307	102,472	$ 1,667,689	$ 1,790,525
Reinvestment of distributions	1,918	3,101	16,780	50,277
Shares redeemed	(114,042)	(9,162)	(1,477,437)	(148,581)
Net increase (decrease)	8,183	96,411	$ 207,032	$ 1,692,221
Fidelity Large Cap Growth Fund
Class A
Shares sold	414,086	165,474	$ 3,162,715	$ 1,900,337
Reinvestment of distributions	1,520	10,979	9,529	116,895
Shares redeemed	(194,988)	(44,281)	(1,396,004)	(486,246)
Net increase (decrease)	220,618	132,172	$ 1,776,240	$ 1,530,986
Class T
Shares sold	113,152	167,227	$ 859,518	$ 1,920,600
Reinvestment of distributions	433	9,490	2,713	101,048
Shares redeemed	(90,807)	(65,269)	(834,766)	(790,917)
Net increase (decrease)	22,778	111,448	$ 27,465	$ 1,230,731
Class B
Shares sold	104,839	55,847	$ 787,932	$ 636,287
Reinvestment of distributions	70	3,795	441	40,430
Shares redeemed	(26,358)	(4,405)	(226,449)	(49,003)
Net increase (decrease)	78,551	55,237	$ 561,924	$ 627,714
Class C
Shares sold	337,839	106,310	$ 2,280,306	$ 1,230,146
Reinvestment of distributions	776	6,439	4,819	68,402
Shares redeemed	(196,903)	(16,516)	(1,364,771)	(191,737)
Net increase (decrease)	141,712	96,233	$ 920,354	$ 1,106,811

Annual Report

13. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2009	2008 A	2009	2008A
Large Cap Growth
Shares sold	5,900,959	5,794,783	$ 48,153,094	$ 66,845,422
Reinvestment of distributions	94,678	1,665,396	596,470	17,914,862
Shares redeemed	(7,073,256)	(7,903,937)	(61,097,033)	(90,877,571)
Net increase (decrease)	(1,077,619)	(443,758)	$ (12,347,469)	$ (6,117,287)
Institutional Class
Shares sold	45,727	38,550	$ 332,736	$ 453,557
Reinvestment of distributions	19	3,006	119	32,121
Shares redeemed	(39,895)	(2,488)	(334,670)	(28,969)
Net increase (decrease)	5,851	39,068	$ (1,815)	$ 456,709
Fidelity Mid Cap Growth Fund
Class A
Shares sold	232,383	165,234	$ 2,284,855	$ 2,326,735
Reinvestment of distributions	2,090	7,218	13,483	97,305
Shares redeemed	(138,772)	(13,557)	(1,175,054)	(186,849)
Net increase (decrease)	95,701	158,895	$ 1,123,284	$ 2,237,191
Class T
Shares sold	177,102	54,813	$ 1,789,056	$ 796,065
Reinvestment of distributions	305	2,601	1,968	34,957
Shares redeemed	(101,966)	(8,726)	(1,020,095)	(121,838)
Net increase (decrease)	75,441	48,688	$ 770,929	$ 709,184
Class B
Shares sold	26,179	35,917	$ 266,540	$ 516,488
Reinvestment of distributions	-	1,882	-	25,182
Shares redeemed	(21,641)	(3,583)	(226,101)	(47,283)
Net increase (decrease)	4,538	34,216	$ 40,439	$ 494,387
Class C
Shares sold	94,079	59,795	$ 898,155	$ 849,458
Reinvestment of distributions	-	2,811	-	37,643
Shares redeemed	(41,257)	(4,934)	(422,041)	(66,440)
Net increase (decrease)	52,822	57,672	$ 476,114	$ 820,661
Mid Cap Growth
Shares sold	6,489,256	7,994,956	$ 63,113,979	$ 114,388,509
Reinvestment of distributions	199,852	1,580,341	1,293,008	21,334,599
Shares redeemed	(9,840,394)	(15,751,578)	(99,239,788)	(217,016,915)
Net increase (decrease)	(3,151,286)	(6,176,281)	$ (34,832,801)	$ (81,293,807)
Institutional Class
Shares sold	22,665	14,080	$ 208,884	$ 199,943
Reinvestment of distributions	175	816	1,133	11,029
Shares redeemed	(20,698)	-	(176,343)	-
Net increase (decrease)	2,142	14,896	$ 33,674	$ 210,972

A Share transactions for classes A, T, B, C and Institutional Class are for the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 25, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statemement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December, 2008
Fidelity Large Cap Value Fund
Institutional Class	100%
Fidelity Mid Cap Value Fund
Institutional Class	93%
Fidelity Large Cap Growth Fund
Institutional Class	100%
Fidelity Mid Cap Growth Fund
Institutional Class	87%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December, 2008
Fidelity Large Cap Value Fund
Institutional Class	100%
Fidelity Mid Cap Value Fund
Institutional Class	100%
Fidelity Large Cap Growth Fund
Institutional Class	100%
Fidelity Mid Cap Growth Fund
Institutional Class	100%

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	19,168,714,035.81	95.156
Withheld	975,735,597.80	4.844
TOTAL	20,144,449,633.61	100.000
Dennis J. Dirks
Affirmative	19,240,086,030.73	95.511
Withheld	904,363,602.88	4.489
TOTAL	20,144,449,633.61	100.000
Edward C. Johnson 3d
Affirmative	19,112,872,629.50	94.879
Withheld	1,031,577,004.11	5.121
TOTAL	20,144,449,633.61	100.000
Alan J. Lacy
Affirmative	19,235,726,089.08	95.489
Withheld	908,723,544.53	4.511
TOTAL	20,144,449,633.61	100.000
Ned C. Lautenbach
Affirmative	19,222,897,529.62	95.425
Withheld	921,552,103.99	4.575
TOTAL	20,144,449,633.61	100.000
Joseph Mauriello
Affirmative	19,230,998,021.17	95.465
Withheld	913,451,612.44	4.535
TOTAL	20,144,449,633.61	100.000
Cornelia M. Small
Affirmative	19,230,719,307.28	95.464
Withheld	913,730,326.33	4.536
TOTAL	20,144,449,633.61	100.000
William S. Stavropoulos
Affirmative	19,176,025,996.91	95.193
Withheld	968,423,636.70	4.807
TOTAL	20,144,449,633.61	100.000
David M. Thomas
Affirmative	19,235,961,520.61	95.490
Withheld	908,488,113.00	4.510
TOTAL	20,144,449,633.61	100.000
Michael E. Wiley
Affirmative	19,227,633,661.54	95.449
Withheld	916,815,972.07	4.551
TOTAL	20,144,449,633.61	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,638,958,851.46	72.670
Against	4,052,976,662.82	20.120
Abstain	994,605,492.84	4.937
Broker Non-Votes	457,908,626.49	2.273
TOTAL	20,144,449,633.61	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations
Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALMCI-UANN-0309
1.863130.101

Fidelity®
Series Large Cap Value
Fund

and

Fidelity
Series All-Sector Equity
Fund

Annual Report

January 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Series Large Cap Value
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series All-Sector Equity
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 24, 2008 to January 31, 2009) for Fidelity Series Large Cap Value Fund and for the entire period (October 17, 2008 to January 31, 2009) for Fidelity Series All-Sector Equity Fund. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period
(August 1, 2008 to January 31, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value January 31, 2009	Expenses Paid During Period
Fidelity Series Large Cap Value Fund	.90%
Actual		$ 1,000.00	$ 914.20	$ 2.35 B
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.57 C
Fidelity Series All-Sector Equity Fund	.95%
Actual		$ 1,000.00	$ 850.90	$ 2.57 B
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82 C

A 5% return per year before expenses

B Actual expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 100/366 (to reflect the period October 24, 2008 to January 31, 2009) for Fidelity Series Large Cap Value Fund and multiplied by 107/366 (to reflect the period October 17, 2008 to January 31, 2009) for Fidelity Series All-Sector Equity Fund.

C Hypothetical expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Series Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2009
% of fund's net assets
Exxon Mobil Corp.	7.0
Chevron Corp.	3.8
Pfizer, Inc.	3.4
AT&T, Inc.	3.1
Wells Fargo & Co.	2.7
Procter & Gamble Co.	2.6
Amgen, Inc.	2.5
Wyeth	2.4
JPMorgan Chase & Co.	2.3
Verizon Communications, Inc.	2.3
32.1
Top Industries (% of fund's net assets)
As of January 31, 2009
Oil, Gas & Consumable Fuels 17.0%
Pharmaceuticals 8.2%
Insurance 6.4%
Diversified Telecommunication Services 5.9%
Commercial Banks 5.1%
All Others* 57.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Series Large Cap Value Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
AEROSPACE & DEFENSE - 3.1%
Aerospace & Defense - 3.1%
Honeywell International, Inc.	315,500	$ 10,351,555
Northrop Grumman Corp.	422,222	20,317,323
Raytheon Co.	235,105	11,901,015
United Technologies Corp.	450,300	21,609,897
		64,179,790
AIRLINES - 1.3%
Airlines - 1.3%
AMR Corp. (a)	1,301,900	7,733,286
Continental Airlines, Inc. Class B (a)	563,200	7,586,304
Delta Air Lines, Inc. (a)	1,103,600	7,614,840
UAL Corp.	475,100	4,484,944
		27,419,374
BEVERAGES - 1.3%
Brewers - 1.0%
Molson Coors Brewing Co. Class B	502,174	20,222,547
Distillers & Vintners - 0.3%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	485,900	7,055,268
TOTAL BEVERAGES		27,277,815
BIOTECHNOLOGY - 2.5%
Biotechnology - 2.5%
Amgen, Inc. (a)	943,000	51,723,550
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Owens Corning (a)	530,600	7,078,204
CAPITAL MARKETS - 3.1%
Asset Management & Custody Banks - 1.2%
Bank of New York Mellon Corp.	587,000	15,109,380
State Street Corp.	420,200	9,778,054
		24,887,434
Investment Banking & Brokerage - 1.9%
Goldman Sachs Group, Inc.	271,830	21,944,836
Morgan Stanley	799,700	16,177,931
		38,122,767
TOTAL CAPITAL MARKETS		63,010,201
Common Stocks - continued
	Shares	Value
CHEMICALS - 0.5%
Industrial Gases - 0.2%
Airgas, Inc.	108,900	$ 3,845,259
Specialty Chemicals - 0.3%
Lubrizol Corp.	161,300	5,503,556
TOTAL CHEMICALS		9,348,815
COMMERCIAL BANKS - 5.1%
Diversified Banks - 2.7%
Wells Fargo & Co.	2,902,796	54,862,844
Regional Banks - 2.4%
BB&T Corp. (d)	751,373	14,869,672
Huntington Bancshares, Inc. (d)	1,758,800	5,065,344
PNC Financial Services Group, Inc.	692,403	22,516,946
SunTrust Banks, Inc.	577,800	7,083,828
		49,535,790
TOTAL COMMERCIAL BANKS		104,398,634
COMPUTERS & PERIPHERALS - 1.1%
Computer Hardware - 1.1%
Dell, Inc. (a)	890,778	8,462,391
International Business Machines Corp.	114,160	10,462,764
NCR Corp. (a)	362,300	4,546,865
		23,472,020
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	118,500	9,541,620
CONSUMER FINANCE - 0.6%
Consumer Finance - 0.6%
Capital One Financial Corp.	814,700	12,904,848
CONTAINERS & PACKAGING - 1.0%
Metal & Glass Containers - 0.7%
Owens-Illinois, Inc. (a)	250,000	4,750,000
Pactiv Corp. (a)	421,000	9,102,020
		13,852,020
Common Stocks - continued
	Shares	Value
CONTAINERS & PACKAGING - CONTINUED
Paper Packaging - 0.3%
Rock-Tenn Co. Class A	206,640	$ 6,440,969
TOTAL CONTAINERS & PACKAGING		20,292,989
DIVERSIFIED FINANCIAL SERVICES - 3.8%
Other Diversifed Financial Services - 3.8%
Bank of America Corp.	3,249,435	21,381,282
Citigroup, Inc.	2,863,900	10,166,845
JPMorgan Chase & Co.	1,858,886	47,420,182
		78,968,309
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.9%
Integrated Telecommunication Services - 5.9%
AT&T, Inc.	2,574,286	63,378,921
Embarq Corp.	321,300	11,476,836
Verizon Communications, Inc.	1,581,383	47,235,910
		122,091,667
ELECTRIC UTILITIES - 3.8%
Electric Utilities - 3.8%
Allegheny Energy, Inc.	174,200	5,790,408
American Electric Power Co., Inc.	284,300	8,912,805
Entergy Corp.	201,200	15,363,632
Exelon Corp.	365,934	19,840,941
FirstEnergy Corp.	553,302	27,659,567
		77,567,353
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.5%
Cooper Industries Ltd. Class A	355,200	9,558,432
ELECTRONIC EQUIPMENT & COMPONENTS - 0.4%
Electronic Manufacturing Services - 0.4%
Tyco Electronics Ltd.	611,200	8,654,592
ENERGY EQUIPMENT & SERVICES - 1.5%
Oil & Gas Drilling - 0.9%
ENSCO International, Inc.	363,100	9,934,416
Rowan Companies, Inc.	747,600	9,464,616
		19,399,032
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - 0.6%
Tidewater, Inc.	282,663	$ 11,761,607
TOTAL ENERGY EQUIPMENT & SERVICES		31,160,639
FOOD & STAPLES RETAILING - 2.4%
Food Retail - 1.7%
Kroger Co.	864,067	19,441,508
SUPERVALU, Inc.	907,700	15,921,058
		35,362,566
Hypermarkets & Super Centers - 0.7%
BJ's Wholesale Club, Inc. (a)	463,800	13,301,784
TOTAL FOOD & STAPLES RETAILING		48,664,350
FOOD PRODUCTS - 2.2%
Agricultural Products - 1.2%
Archer Daniels Midland Co.	933,000	25,545,540
Packaged Foods & Meats - 1.0%
Leroy Seafood Group ASA	700	4,587
Ralcorp Holdings, Inc. (a)	102,900	6,093,738
The J.M. Smucker Co.	296,000	13,364,400
		19,462,725
TOTAL FOOD PRODUCTS		45,008,265
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Supplies - 0.3%
Inverness Medical Innovations, Inc. (a)	250,300	6,124,841
HEALTH CARE PROVIDERS & SERVICES - 2.9%
Health Care Services - 1.0%
Lincare Holdings, Inc. (a)	270,700	6,510,335
Omnicare, Inc.	488,055	13,646,018
		20,156,353
Managed Health Care - 1.9%
Humana, Inc. (a)	379,500	14,394,435
WellPoint, Inc. (a)	599,320	24,841,814
		39,236,249
TOTAL HEALTH CARE PROVIDERS & SERVICES		59,392,602
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 1.3%
Casinos & Gaming - 0.1%
Las Vegas Sands Corp. unit (a)	27,500	$ 2,351,250
Restaurants - 1.2%
McDonald's Corp.	418,362	24,273,363
TOTAL HOTELS, RESTAURANTS & LEISURE		26,624,613
HOUSEHOLD DURABLES - 1.3%
Home Furnishings - 0.7%
Leggett & Platt, Inc.	843,500	10,535,315
Mohawk Industries, Inc. (a)	158,100	5,076,591
		15,611,906
Household Appliances - 0.6%
Snap-On, Inc.	41,900	1,264,542
Whirlpool Corp.	312,900	10,460,247
		11,724,789
TOTAL HOUSEHOLD DURABLES		27,336,695
HOUSEHOLD PRODUCTS - 2.6%
Household Products - 2.6%
Procter & Gamble Co.	977,200	53,257,400
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
Independent Power Producers & Energy Traders - 0.7%
AES Corp. (a)	624,000	4,935,840
NRG Energy, Inc. (a)	441,000	10,301,760
		15,237,600
INDUSTRIAL CONGLOMERATES - 2.5%
Industrial Conglomerates - 2.5%
General Electric Co.	3,401,041	41,254,627
McDermott International, Inc. (a)	879,000	9,115,230
		50,369,857
INSURANCE - 6.4%
Life & Health Insurance - 1.5%
MetLife, Inc.	606,800	17,433,364
Prudential Financial, Inc.	527,800	13,590,850
		31,024,214
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Multi-Line Insurance - 1.1%
Loews Corp.	947,324	$ 23,114,706
Property & Casualty Insurance - 3.8%
ACE Ltd.	341,819	14,923,818
Axis Capital Holdings Ltd.	491,900	11,933,494
Berkshire Hathaway, Inc. Class B (a)	5,351	15,994,139
The Travelers Companies, Inc.	580,232	22,420,164
W.R. Berkley Corp.	428,100	11,336,088
		76,607,703
TOTAL INSURANCE		130,746,623
IT SERVICES - 1.0%
Data Processing & Outsourced Services - 0.5%
Affiliated Computer Services, Inc. Class A (a)	109,400	5,017,084
Alliance Data Systems Corp. (a)	143,300	5,959,847
		10,976,931
IT Consulting & Other Services - 0.5%
Accenture Ltd. Class A	324,100	10,228,596
TOTAL IT SERVICES		21,205,527
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Leisure Products - 0.4%
Hasbro, Inc.	368,800	8,899,144
MEDIA - 1.1%
Broadcasting - 0.4%
Discovery Communications, Inc. Class C (a)	544,300	7,827,034
Cable & Satellite - 0.7%
Liberty Media Corp. - Entertainment Class A (a)	837,700	15,371,795
TOTAL MEDIA		23,198,829
METALS & MINING - 1.2%
Steel - 1.2%
Cliffs Natural Resources, Inc.	433,561	10,045,608
Nucor Corp.	366,700	14,957,693
		25,003,301
Common Stocks - continued
	Shares	Value
MULTI-UTILITIES - 2.1%
Multi-Utilities - 2.1%
MDU Resources Group, Inc.	328,900	$ 6,541,821
PG&E Corp.	679,400	26,272,398
Sempra Energy	253,894	11,130,713
		43,944,932
MULTILINE RETAIL - 0.8%
Department Stores - 0.8%
Macy's, Inc.	1,729,500	15,479,025
OIL, GAS & CONSUMABLE FUELS - 17.0%
Coal & Consumable Fuels - 0.9%
Foundation Coal Holdings, Inc.	610,100	9,895,822
Walter Industries, Inc.	516,300	9,520,572
		19,416,394
Integrated Oil & Gas - 13.1%
Chevron Corp.	1,098,884	77,493,300
ConocoPhillips	988,855	47,000,278
Exxon Mobil Corp.	1,887,400	144,348,353
		268,841,931
Oil & Gas Refining & Marketing - 3.0%
Frontier Oil Corp.	728,500	10,402,980
Sunoco, Inc.	472,200	21,872,304
Tesoro Corp.	1,066,500	18,375,795
Valero Energy Corp.	469,300	11,319,516
		61,970,595
TOTAL OIL, GAS & CONSUMABLE FUELS		350,228,920
PHARMACEUTICALS - 8.2%
Pharmaceuticals - 8.2%
Bristol-Myers Squibb Co.	559,800	11,985,318
Johnson & Johnson	647,945	37,379,947
Pfizer, Inc.	4,750,300	69,259,374
Wyeth	1,143,988	49,157,164
		167,781,803
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Industrial REITs - 0.3%
ProLogis Trust	626,700	6,273,267
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Office REITs - 0.2%
SL Green Realty Corp.	292,280	$ 4,591,719
TOTAL REAL ESTATE INVESTMENT TRUSTS		10,864,986
ROAD & RAIL - 0.6%
Railroads - 0.6%
Union Pacific Corp.	270,905	11,862,930
SOFTWARE - 0.6%
Systems Software - 0.6%
Symantec Corp. (a)	818,000	12,539,940
SPECIALTY RETAIL - 1.2%
Automotive Retail - 0.7%
Advance Auto Parts, Inc.	148,000	4,844,040
AutoZone, Inc. (a)	75,500	10,033,195
		14,877,235
Home Improvement Retail - 0.5%
Sherwin-Williams Co.	206,600	9,865,150
TOTAL SPECIALTY RETAIL		24,742,385
TEXTILES, APPAREL & LUXURY GOODS - 1.8%
Apparel, Accessories & Luxury Goods - 1.1%
Hanesbrands, Inc. (a)	375,300	3,373,947
Phillips-Van Heusen Corp.	479,200	9,114,384
VF Corp.	170,120	9,530,122
		22,018,453
Footwear - 0.7%
NIKE, Inc. Class B	327,600	14,823,900
TOTAL TEXTILES, APPAREL & LUXURY GOODS		36,842,353
TOBACCO - 0.9%
Tobacco - 0.9%
Altria Group, Inc.	1,053,381	17,422,922
TOTAL COMMON STOCKS (Cost $2,122,656,754)		1,981,428,695
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.78% (b)	82,758,268	$ 82,758,268
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	12,450,800	12,450,800
TOTAL MONEY MARKET FUNDS (Cost $95,209,068)		95,209,068
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,217,865,822)		2,076,637,763
NET OTHER ASSETS - (1.0)%		(19,741,742)
NET ASSETS - 100%		$ 2,056,896,021
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 172,207
Fidelity Securities Lending Cash Central Fund	10,909
Total	$ 183,116
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 2,076,637,763	$ 2,074,286,513	$ -	$ 2,351,250
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	(14,451)
Total Unrealized Gain (Loss)	(398,750)
Cost of Purchases	2,860,000
Proceeds of Sales	(95,549)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 2,351,250

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009
Assets
Investment in securities, at value (including securities loaned of $11,505,674) - See accompanying schedule: Unaffiliated issuers (cost $2,122,656,754)	$ 1,981,428,695
Fidelity Central Funds (cost $95,209,068)	95,209,068
Total Investments (cost $2,217,865,822)		$ 2,076,637,763
Cash		100
Receivable for investments sold		41,093,334
Receivable for fund shares sold		29,926,058
Dividends receivable		3,839,539
Distributions receivable from Fidelity Central Funds		53,677
Prepaid expenses		2,394
Other receivables		4,389
Total assets		2,151,557,254

Liabilities
Payable for investments purchased	$ 80,729,025
Accrued management fee	938,866
Other affiliated payables	428,792
Other payables and accrued expenses	113,750
Collateral on securities loaned, at value	12,450,800
Total liabilities		94,661,233

Net Assets		$ 2,056,896,021
Net Assets consist of:
Paid in capital		$ 2,207,013,139
Undistributed net investment income		422,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,311,733)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(141,228,011)
Net Assets, for 225,900,223 shares outstanding		$ 2,056,896,021
Net Asset Value, offering price and redemption price per share ($2,056,896,021 ÷ 225,900,223 shares)		$ 9.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period October 24, 2008 (commencement of operations) to January 31, 2009
Investment Income
Dividends		$ 9,239,641
Interest		5,063
Income from Fidelity Central Funds		183,116
Total income		9,427,820

Expenses
Management fee	$ 1,846,555
Transfer agent fees	900,530
Accounting and security lending fees	103,120
Custodian fees and expenses	9,030
Independent trustees' compensation	1,247
Registration fees	76,436
Audit	36,018
Legal	21
Miscellaneous	445
Total expenses before reductions	2,973,402
Expense reductions	(4,606)	2,968,796
Net investment income (loss)		6,459,024
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,311,734)
Foreign currency transactions	(65,282)
Total net realized gain (loss)		(9,377,016)
Change in net unrealized appreciation (depreciation) on: Investment securities	(141,228,059)
Assets and liabilities in foreign currencies	48
Total change in net unrealized appreciation (depreciation)		(141,228,011)
Net gain (loss)		(150,605,027)
Net increase (decrease) in net assets resulting from operations		$ (144,146,003)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period October 24, 2008 (commencement of operations) to January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,459,024
Net realized gain (loss)	(9,377,016)
Change in net unrealized appreciation (depreciation)	(141,228,011)
Net increase (decrease) in net assets resulting from operations	(144,146,003)
Distributions to shareholders from net investment income	(5,971,115)
Share transactions Proceeds from sales of shares	2,201,216,618
Reinvestment of distributions	5,971,115
Cost of shares redeemed	(174,594)
Net increase (decrease) in net assets resulting from share transactions	2,207,013,139
Total increase (decrease) in net assets	2,056,896,021

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $422,626)	$ 2,056,896,021
Other Information Shares
Sold	225,313,228
Issued in reinvestment of distributions	604,976
Redeemed	(17,981)
Net increase (decrease)	225,900,223

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Year ended January 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(.90)
Total from investment operations	(.85)
Distributions from net investment income	(.04)
Net asset value, end of period	$ 9.11
Total Return B, C	(8.58)%
Ratios to Average Net Assets E, H
Expenses before reductions	.90% A
Expenses net of fee waivers, if any	.90% A
Expenses net of all reductions	.90% A
Net investment income (loss)	1.96% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,056,896
Portfolio turnover rate F	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 24, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2009
% of fund's net assets
JPMorgan Chase & Co.	2.4
Procter & Gamble Co.	2.1
Microsoft Corp.	2.0
AT&T, Inc.	1.7
Verizon Communications, Inc.	1.6
Abbott Laboratories	1.5
Wells Fargo & Co.	1.4
Johnson & Johnson	1.4
The Coca-Cola Co.	1.3
Wyeth	1.2
16.6
Top Industries (% of fund's net assets)
As of January 31, 2009
Oil, Gas & Consumable Fuels 9.5%
Semiconductors & Semiconductor Equipment 8.5%
Pharmaceuticals 8.0%
Beverages 4.1%
Diversified Financial Services 3.4%
All Others* 66.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Series All-Sector Equity Fund

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
AEROSPACE & DEFENSE - 3.1%
Aerospace & Defense - 3.1%
General Dynamics Corp.	124,000	$ 7,034,520
Honeywell International, Inc.	418,900	13,744,109
Lockheed Martin Corp.	398,800	32,717,552
Raytheon Co.	516,500	26,145,230
The Boeing Co.	127,100	5,377,601
United Technologies Corp.	211,800	10,164,282
		95,183,294
AIR FREIGHT & LOGISTICS - 1.4%
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	435,800	20,038,084
FedEx Corp.	122,800	6,255,432
United Parcel Service, Inc. Class B	420,800	17,879,792
		44,173,308
AIRLINES - 0.0%
Airlines - 0.0%
AMR Corp. (a)	170,900	1,015,146
AUTO COMPONENTS - 0.2%
Auto Parts & Equipment - 0.2%
Gentex Corp.	268,600	2,253,554
Johnson Controls, Inc.	310,500	3,884,355
		6,137,909
AUTOMOBILES - 0.1%
Automobile Manufacturers - 0.1%
Renault SA	20,700	401,774
Toyota Motor Corp. sponsored ADR	33,900	2,152,989
		2,554,763
BEVERAGES - 4.1%
Brewers - 0.7%
Anheuser-Busch InBev NV	467,420	11,914,897
Anheuser-Busch InBev NV (strip VVPR) (a)	220,320	1,128
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	41,400	1,688,706
Molson Coors Brewing Co. Class B	219,300	8,831,211
SABMiller PLC	55,200	905,834
		23,341,776
Common Stocks - continued
	Shares	Value
BEVERAGES - CONTINUED
Distillers & Vintners - 0.6%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	597,800	$ 8,680,056
Diageo PLC sponsored ADR	107,600	5,846,984
Pernod Ricard SA	45,600	2,874,714
		17,401,754
Soft Drinks - 2.8%
Coca-Cola Enterprises, Inc.	241,200	2,708,676
Coca-Cola FEMSA SAB de CV sponsored ADR	41,900	1,582,982
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	106,300	1,460,562
Coca-Cola Icecek AS	189,000	885,596
Cott Corp. (a)	563,200	422,681
Embotelladora Andina SA sponsored ADR	129,200	1,847,560
Fomento Economico Mexicano SAB de CV sponsored ADR	30,800	867,020
Pepsi Bottling Group, Inc.	62,900	1,213,341
PepsiCo, Inc.	688,100	34,563,263
The Coca-Cola Co.	930,100	39,733,872
		85,285,553
TOTAL BEVERAGES		126,029,083
BIOTECHNOLOGY - 3.0%
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. (a)	46,468	1,713,275
Amgen, Inc. (a)	298,400	16,367,240
Biogen Idec, Inc. (a)	219,379	10,672,788
BioMarin Pharmaceutical, Inc. (a)	55,010	1,059,493
Celgene Corp. (a)	15,083	798,645
CSL Ltd.	104,698	2,469,046
Genentech, Inc. (a)	118,000	9,586,320
Genzyme Corp. (a)	202,800	13,976,976
Gilead Sciences, Inc. (a)	528,300	26,821,791
Myriad Genetics, Inc. (a)	26,900	2,005,933
ONYX Pharmaceuticals, Inc. (a)	100,070	3,045,130
OSI Pharmaceuticals, Inc. (a)	28,136	1,001,642
United Therapeutics Corp. (a)	35,195	2,391,500
		91,909,779
BUILDING PRODUCTS - 0.1%
Building Products - 0.1%
Masco Corp.	267,200	2,089,504
Common Stocks - continued
	Shares	Value
CAPITAL MARKETS - 1.5%
Asset Management & Custody Banks - 0.6%
Allied Capital Corp. (d)	94,700	$ 147,732
American Capital Ltd. (d)	126,200	360,932
BlackRock, Inc. Class A	29,500	3,209,600
Janus Capital Group, Inc.	148,068	777,357
Northern Trust Corp.	89,200	5,130,784
State Street Corp.	286,352	6,663,411
		16,289,816
Investment Banking & Brokerage - 0.9%
Charles Schwab Corp.	43,100	585,729
GFI Group, Inc.	93,900	294,846
Goldman Sachs Group, Inc.	116,400	9,396,972
Morgan Stanley	878,300	17,768,009
		28,045,556
TOTAL CAPITAL MARKETS		44,335,372
CHEMICALS - 1.6%
Diversified Chemicals - 0.3%
E.I. du Pont de Nemours & Co.	114,700	2,633,512
FMC Corp.	104,800	4,676,176
Solutia, Inc. (a)	204,600	799,986
		8,109,674
Fertilizers & Agricultural Chemicals - 0.7%
CF Industries Holdings, Inc.	14,300	672,100
Monsanto Co.	256,965	19,544,758
Potash Corp. of Saskatchewan, Inc.	11,000	823,460
The Mosaic Co.	35,800	1,276,986
		22,317,304
Industrial Gases - 0.2%
Airgas, Inc.	76,900	2,715,339
Praxair, Inc.	54,100	3,368,266
		6,083,605
Specialty Chemicals - 0.4%
Albemarle Corp.	207,900	4,625,775
Ecolab, Inc.	213,600	7,253,856
		11,879,631
TOTAL CHEMICALS		48,390,214
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - 2.4%
Diversified Banks - 1.7%
Bangkok Bank Ltd. PCL (For. Reg.)	1,226,400	$ 2,575,068
Mitsubishi UFJ Financial Group, Inc.	852,700	4,730,465
Uniao de Bancos Brasileiros SA (Unibanco) GDR	9,800	551,544
Wells Fargo & Co.	2,293,190	43,341,291
		51,198,368
Regional Banks - 0.7%
Huntington Bancshares, Inc.	127,000	365,760
PNC Financial Services Group, Inc.	574,459	18,681,407
TCF Financial Corp.	182,300	2,258,697
UCBH Holdings, Inc.	124,700	290,551
		21,596,415
TOTAL COMMERCIAL BANKS		72,794,783
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Environmental & Facility Services - 0.7%
Stericycle, Inc. (a)	421,937	20,641,158
COMMUNICATIONS EQUIPMENT - 2.2%
Communications Equipment - 2.2%
Ciena Corp. (a)	1,183,902	7,387,548
Cisco Systems, Inc. (a)	307,599	4,604,757
Juniper Networks, Inc. (a)	2,356,950	33,374,412
QUALCOMM, Inc.	153,000	5,286,150
Sycamore Networks, Inc. (a)	3,226,421	7,582,089
Tellabs, Inc. (a)	1,264,000	5,220,320
ZTE Corp. (H Shares)	976,200	2,778,415
		66,233,691
COMPUTERS & PERIPHERALS - 1.0%
Computer Hardware - 0.3%
Hewlett-Packard Co.	230,600	8,013,350
Computer Storage & Peripherals - 0.7%
SanDisk Corp. (a)	1,291,400	14,760,702
Seagate Technology	836,229	3,169,308
Western Digital Corp. (a)	337,325	4,951,931
		22,881,941
TOTAL COMPUTERS & PERIPHERALS		30,895,291
Common Stocks - continued
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.4%
Construction & Engineering - 0.4%
MYR Group, Inc. (a)	57,900	$ 833,760
Quanta Services, Inc. (a)	544,800	11,647,824
		12,481,584
CONSUMER FINANCE - 0.5%
Consumer Finance - 0.5%
American Express Co.	175,302	2,932,802
Capital One Financial Corp.	282,902	4,481,168
Discover Financial Services	369,200	2,639,780
Promise Co. Ltd.	75,000	1,376,578
SLM Corp. (a)	401,900	4,601,755
		16,032,083
CONTAINERS & PACKAGING - 0.6%
Metal & Glass Containers - 0.3%
Ball Corp.	61,800	2,369,412
Crown Holdings, Inc. (a)	148,300	2,780,625
Greif, Inc. Class A	20,441	618,545
Owens-Illinois, Inc. (a)	138,100	2,623,900
Pactiv Corp. (a)	57,900	1,251,798
		9,644,280
Paper Packaging - 0.3%
Rock-Tenn Co. Class A	133,900	4,173,663
Sealed Air Corp.	30,100	407,855
Temple-Inland, Inc.	513,100	2,909,277
		7,490,795
TOTAL CONTAINERS & PACKAGING		17,135,075
DISTRIBUTORS - 0.3%
Distributors - 0.3%
Li & Fung Ltd.	4,488,000	8,927,934
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.2%
Educomp Solutions Ltd.	89,686	3,256,764
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	20,600	985,504
		4,242,268
Common Stocks - continued
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - CONTINUED
Specialized Consumer Services - 0.0%
Service Corp. International	143,300	$ 652,015
TOTAL DIVERSIFIED CONSUMER SERVICES		4,894,283
DIVERSIFIED FINANCIAL SERVICES - 3.4%
Other Diversifed Financial Services - 3.4%
Bank of America Corp.	3,851,800	25,344,844
Citigroup, Inc.	1,618,200	5,744,610
JPMorgan Chase & Co.	2,878,600	73,433,087
		104,522,541
Specialized Finance - 0.0%
CIT Group, Inc.	50,100	139,779
TOTAL DIVERSIFIED FINANCIAL SERVICES		104,662,320
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.4%
Integrated Telecommunication Services - 3.4%
AT&T, Inc.	2,074,900	51,084,038
Qwest Communications International, Inc.	1,294,100	4,167,002
Verizon Communications, Inc.	1,619,500	48,374,465
		103,625,505
ELECTRIC UTILITIES - 2.9%
Electric Utilities - 2.9%
Allegheny Energy, Inc.	134,600	4,474,104
American Electric Power Co., Inc.	231,400	7,254,390
Duke Energy Corp.	552,200	8,365,830
Edison International	150,500	4,901,785
Entergy Corp.	118,800	9,071,568
Exelon Corp.	314,100	17,030,502
FirstEnergy Corp.	199,400	9,968,006
FPL Group, Inc.	108,400	5,588,020
Northeast Utilities	78,800	1,875,440
Pepco Holdings, Inc.	176,802	3,148,844
Pinnacle West Capital Corp.	40,400	1,352,188
PPL Corp.	274,000	8,400,840
Progress Energy, Inc.	180,990	7,007,933
		88,439,450
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - 1.1%
Electrical Components & Equipment - 0.8%
Cooper Industries Ltd. Class A	116,605	$ 3,137,841
Energy Conversion Devices, Inc. (a)	36,400	916,188
First Solar, Inc. (a)	8,300	1,185,240
Q-Cells SE (a)(d)	158,544	3,897,291
Renewable Energy Corp. AS (a)	318,900	3,217,400
SolarWorld AG (d)	124,600	2,646,526
Sunpower Corp. Class B (a)	247,900	6,549,518
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	280,700	2,641,387
		24,191,391
Heavy Electrical Equipment - 0.3%
Alstom SA	126,300	6,132,544
Vestas Wind Systems AS (a)	73,400	3,585,437
		9,717,981
TOTAL ELECTRICAL EQUIPMENT		33,909,372
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Technology Distributors - 0.3%
Arrow Electronics, Inc. (a)	184,412	3,516,737
Avnet, Inc. (a)	317,693	6,296,675
		9,813,412
ENERGY EQUIPMENT & SERVICES - 3.0%
Oil & Gas Drilling - 1.2%
Atwood Oceanics, Inc. (a)	134,000	2,231,100
Hercules Offshore, Inc. (a)	175,400	652,488
Nabors Industries Ltd. (a)	990,600	10,847,070
Noble Corp.	509,000	13,819,350
Parker Drilling Co. (a)	89,510	189,761
Patterson-UTI Energy, Inc.	486,600	4,651,896
Pride International, Inc. (a)	167,000	2,692,040
Transocean Ltd. (a)	25,438	1,389,424
		36,473,129
Oil & Gas Equipment & Services - 1.8%
Global Industries Ltd. (a)	400	1,380
National Oilwell Varco, Inc. (a)	858,900	22,709,316
Schlumberger Ltd. (NY Shares)	200,700	8,190,567
Smith International, Inc.	261,700	5,940,590
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
Weatherford International Ltd. (a)	1,733,600	$ 19,121,608
Willbros Group, Inc. (a)	23,300	226,942
		56,190,403
TOTAL ENERGY EQUIPMENT & SERVICES		92,663,532
FOOD & STAPLES RETAILING - 2.6%
Drug Retail - 1.2%
CVS Caremark Corp.	864,900	23,248,512
Walgreen Co.	452,100	12,392,061
		35,640,573
Food Distributors - 0.0%
Sysco Corp.	34,200	762,318
Food Retail - 0.4%
Kroger Co.	274,600	6,178,500
Safeway, Inc.	290,300	6,221,129
		12,399,629
Hypermarkets & Super Centers - 1.0%
Costco Wholesale Corp.	177,300	7,983,819
Wal-Mart Stores, Inc.	504,700	23,781,464
		31,765,283
TOTAL FOOD & STAPLES RETAILING		80,567,803
FOOD PRODUCTS - 2.0%
Agricultural Products - 0.3%
Archer Daniels Midland Co.	262,600	7,189,988
Bunge Ltd.	21,200	910,328
SLC Agricola SA	75,000	407,328
Viterra, Inc. (a)	127,300	960,578
		9,468,222
Packaged Foods & Meats - 1.7%
Cadbury PLC sponsored ADR	28,117	908,179
Green Mountain Coffee Roasters, Inc. (a)	169,059	6,468,197
Groupe Danone	48,200	2,483,846
Kraft Foods, Inc. Class A	345,600	9,694,080
Lindt & Spruengli AG	35	675,015
Nestle SA (Reg.)	426,469	14,773,277
PureCircle Ltd. (a)	6,400	17,581
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - CONTINUED
Packaged Foods & Meats - continued
Ralcorp Holdings, Inc. (a)	16,200	$ 959,364
Sadia SA ADR	159,300	670,653
Tyson Foods, Inc. Class A	426,700	3,776,295
Unilever NV (NY Shares)	504,800	11,090,456
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	23,800	577,150
		52,094,093
TOTAL FOOD PRODUCTS		61,562,315
GAS UTILITIES - 0.2%
Gas Utilities - 0.2%
Equitable Resources, Inc.	66,700	2,283,141
Questar Corp.	74,800	2,541,704
		4,824,845
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Health Care Equipment - 2.2%
Baxter International, Inc.	430,200	25,231,230
Boston Scientific Corp. (a)	205,800	1,825,446
C.R. Bard, Inc.	54,700	4,680,679
Covidien Ltd.	574,662	22,032,541
Edwards Lifesciences Corp. (a)	45,400	2,610,046
Mako Surgical Corp.	154,920	1,081,342
Masimo Corp. (a)	33,400	927,518
Medtronic, Inc.	127,000	4,253,230
St. Jude Medical, Inc. (a)	138,129	5,023,752
Wright Medical Group, Inc. (a)	29,748	616,974
		68,282,758
Health Care Supplies - 0.0%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	60,000	102,054
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		68,384,812
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Health Care Distributors & Services - 0.1%
McKesson Corp.	90,400	3,995,680
Health Care Facilities - 0.1%
Universal Health Services, Inc. Class B	28,437	1,076,340
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Services - 1.0%
Express Scripts, Inc. (a)	194,500	$ 10,456,320
Medco Health Solutions, Inc. (a)	462,650	20,786,865
		31,243,185
Managed Health Care - 0.7%
Health Net, Inc. (a)	96,400	1,410,332
Humana, Inc. (a)	91,086	3,454,892
UnitedHealth Group, Inc.	368,700	10,445,271
WellPoint, Inc. (a)	167,900	6,959,455
		22,269,950
TOTAL HEALTH CARE PROVIDERS & SERVICES		58,585,155
HEALTH CARE TECHNOLOGY - 0.2%
Health Care Technology - 0.2%
HLTH Corp. (a)	516,672	5,879,727
HOTELS, RESTAURANTS & LEISURE - 1.0%
Restaurants - 1.0%
Burger King Holdings, Inc.	59,700	1,328,325
McDonald's Corp.	491,200	28,499,424
Wendy's/Arby's Group, Inc.	173,000	871,920
		30,699,669
HOUSEHOLD DURABLES - 0.3%
Consumer Electronics - 0.0%
Harman International Industries, Inc.	64,400	1,036,196
Home Furnishings - 0.1%
Mohawk Industries, Inc. (a)	85,600	2,748,616
Homebuilding - 0.1%
Centex Corp.	40,211	342,196
D.R. Horton, Inc.	226,700	1,351,132
Pulte Homes, Inc.	87,800	891,170
		2,584,498
Household Appliances - 0.1%
Whirlpool Corp.	39,353	1,315,571
Housewares & Specialties - 0.0%
Newell Rubbermaid, Inc.	141,900	1,146,552
TOTAL HOUSEHOLD DURABLES		8,831,433
Common Stocks - continued
	Shares	Value
HOUSEHOLD PRODUCTS - 2.6%
Household Products - 2.6%
Colgate-Palmolive Co.	158,000	$ 10,276,320
Energizer Holdings, Inc. (a)	700	33,341
Kimberly-Clark Corp.	122,834	6,322,266
Procter & Gamble Co.	1,159,456	63,190,352
		79,822,279
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.6%
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	259,700	2,054,227
Constellation Energy Group, Inc.	127,533	3,354,118
Dynegy, Inc. Class A (a)	480,500	1,013,855
NRG Energy, Inc. (a)	517,900	12,098,144
		18,520,344
INDUSTRIAL CONGLOMERATES - 1.1%
Industrial Conglomerates - 1.1%
General Electric Co.	2,064,500	25,042,385
Siemens AG sponsored ADR	117,800	6,603,868
Textron, Inc.	186,789	1,686,705
		33,332,958
INSURANCE - 2.1%
Insurance Brokers - 0.2%
Marsh & McLennan Companies, Inc.	274,900	5,313,817
Life & Health Insurance - 1.2%
MetLife, Inc.	445,473	12,798,439
Principal Financial Group, Inc.	314,400	5,215,896
Prudential Financial, Inc.	272,300	7,011,725
Sony Financial Holdings, Inc.	2,458	8,101,797
Unum Group	329,300	4,662,888
		37,790,745
Multi-Line Insurance - 0.1%
American International Group, Inc.	538,500	689,280
Hartford Financial Services Group, Inc.	112,000	1,473,920
		2,163,200
Property & Casualty Insurance - 0.3%
ACE Ltd.	136,800	5,972,688
Fidelity National Financial, Inc. Class A	88,600	1,295,332
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - continued
The Travelers Companies, Inc.	78,200	$ 3,021,648
W.R. Berkley Corp.	30,500	807,640
		11,097,308
Reinsurance - 0.3%
Everest Re Group Ltd.	20,400	1,285,200
PartnerRe Ltd.	81,600	5,347,248
Reinsurance Group of America, Inc.	56,900	2,027,347
		8,659,795
TOTAL INSURANCE		65,024,865
INTERNET & CATALOG RETAIL - 0.1%
Internet Retail - 0.1%
Expedia, Inc. (a)	147,900	1,320,747
Priceline.com, Inc. (a)(d)	17,900	1,200,911
		2,521,658
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
eBay, Inc. (a)	581,066	6,984,413
Equinix, Inc. (a)	10,300	549,505
Google, Inc. Class A (sub. vtg.) (a)	23,500	7,955,455
		15,489,373
IT SERVICES - 0.3%
Data Processing & Outsourced Services - 0.3%
Visa, Inc.	167,100	8,246,385
LEISURE EQUIPMENT & PRODUCTS - 0.0%
Leisure Products - 0.0%
Hasbro, Inc.	44,800	1,081,024
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	67,300	1,841,328
QIAGEN NV (a)	176,800	3,032,120
		4,873,448
MACHINERY - 2.4%
Construction & Farm Machinery & Heavy Trucks - 0.9%
Cummins, Inc.	391,800	9,395,364
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
Deere & Co.	323,300	$ 11,231,442
Navistar International Corp. (a)	193,200	5,867,484
PACCAR, Inc.	11,900	314,041
Toro Co.	14,500	429,345
Trinity Industries, Inc.	48,300	555,933
		27,793,609
Industrial Machinery - 1.5%
Danaher Corp.	391,200	21,879,816
Eaton Corp.	273,300	12,030,666
Illinois Tool Works, Inc.	125,600	4,102,096
Ingersoll-Rand Co. Ltd. Class A	18,000	291,780
Sulzer AG (Reg.)	80,626	4,031,648
Vallourec SA	24,700	2,431,366
		44,767,372
TOTAL MACHINERY		72,560,981
MEDIA - 2.2%
Advertising - 0.2%
Omnicom Group, Inc.	242,900	6,288,681
Broadcasting - 0.1%
Central European Media Enterprises Ltd. Class A (a)	182,100	1,795,506
Discovery Communications, Inc. (a)	95,800	1,389,100
		3,184,606
Cable & Satellite - 1.0%
Comcast Corp. Class A	1,199,600	17,574,140
Liberty Global, Inc. Class A (a)	197,300	2,874,661
The DIRECTV Group, Inc. (a)	111,600	2,444,040
Time Warner Cable, Inc. (a)	372,900	6,947,127
		29,839,968
Movies & Entertainment - 0.9%
News Corp. Class A	241,300	1,541,907
The Walt Disney Co.	280,200	5,794,536
Time Warner, Inc.	1,592,700	14,859,891
Viacom, Inc. Class B (non-vtg.) (a)	309,600	4,566,600
		26,762,934
TOTAL MEDIA		66,076,189
Common Stocks - continued
	Shares	Value
METALS & MINING - 0.6%
Diversified Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. Class B	39,300	$ 988,002
Gold - 0.4%
Agnico-Eagle Mines Ltd.	93,500	4,995,921
Newcrest Mining Ltd.	118,456	2,296,406
Randgold Resources Ltd. sponsored ADR	6,400	284,544
Yamana Gold, Inc.	480,300	3,894,589
		11,471,460
Steel - 0.2%
Commercial Metals Co.	113,900	1,309,850
Nucor Corp.	96,900	3,952,551
Steel Dynamics, Inc.	45,500	483,210
		5,745,611
TOTAL METALS & MINING		18,205,073
MULTI-UTILITIES - 1.2%
Multi-Utilities - 1.2%
Ameren Corp.	119,974	3,989,136
CenterPoint Energy, Inc.	108,400	1,450,392
CMS Energy Corp.	170,700	2,005,725
Dominion Resources, Inc.	189,400	6,663,092
NiSource, Inc.	106,300	1,028,984
PG&E Corp.	224,200	8,669,814
Public Service Enterprise Group, Inc.	259,000	8,176,630
Sempra Energy	90,200	3,954,368
Wisconsin Energy Corp.	46,600	2,077,428
		38,015,569
MULTILINE RETAIL - 0.4%
Department Stores - 0.1%
Kohl's Corp. (a)	36,684	1,346,670
General Merchandise Stores - 0.3%
Target Corp.	331,700	10,349,040
TOTAL MULTILINE RETAIL		11,695,710
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 9.5%
Coal & Consumable Fuels - 0.1%
Energy Resources of Australia Ltd.	145,044	$ 1,747,445
Uranium One, Inc. (a)	157,900	238,296
		1,985,741
Integrated Oil & Gas - 2.2%
Chevron Corp.	317,200	22,368,944
ConocoPhillips	249,595	11,863,250
Hess Corp.	253,800	14,113,818
Occidental Petroleum Corp.	164,200	8,957,110
Royal Dutch Shell PLC Class A sponsored ADR	115,900	5,705,757
Suncor Energy, Inc.	220,300	4,225,030
		67,233,909
Oil & Gas Exploration & Production - 5.7%
Apache Corp.	159,000	11,925,000
Cabot Oil & Gas Corp.	346,198	9,516,983
Canadian Natural Resources Ltd.	969,500	34,711,714
Chesapeake Energy Corp.	78,900	1,247,409
Comstock Resources, Inc. (a)	105,587	4,026,032
Concho Resources, Inc. (a)	663,700	16,738,514
Continental Resources, Inc. (a)(d)	266,800	5,514,756
Denbury Resources, Inc. (a)	336,600	4,119,984
EXCO Resources, Inc. (a)	591,600	5,998,824
OPTI Canada, Inc. (a)	801,500	1,046,131
Petrohawk Energy Corp. (a)	1,192,000	23,494,320
Plains Exploration & Production Co. (a)	339,100	7,161,792
Quicksilver Resources, Inc. (a)	338,700	2,347,191
Range Resources Corp.	66,190	2,372,250
SandRidge Energy, Inc. (a)	229,500	1,528,470
Southwestern Energy Co. (a)	983,800	31,137,270
Ultra Petroleum Corp. (a)	210,500	7,542,215
Whiting Petroleum Corp. (a)	98,100	2,844,900
		173,273,755
Oil & Gas Refining & Marketing - 0.4%
Reliance Industries Ltd.	44,708	1,193,272
Sunoco, Inc.	265,133	12,280,961
		13,474,233
Oil & Gas Storage & Transport - 1.1%
Copano Energy LLC	4,800	74,112
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
El Paso Corp.	1,298,200	$ 10,619,276
Williams Companies, Inc.	1,712,600	24,233,290
		34,926,678
TOTAL OIL, GAS & CONSUMABLE FUELS		290,894,316
PAPER & FOREST PRODUCTS - 0.0%
Forest Products - 0.0%
Weyerhaeuser Co.	31,300	855,742
PERSONAL PRODUCTS - 0.4%
Personal Products - 0.4%
Avon Products, Inc.	548,400	11,214,780
Bare Escentuals, Inc. (a)	88,500	321,255
Herbalife Ltd.	30,600	627,606
		12,163,641
PHARMACEUTICALS - 8.0%
Pharmaceuticals - 8.0%
Abbott Laboratories	807,557	44,770,960
Allergan, Inc.	310,321	11,829,437
Bristol-Myers Squibb Co.	523,952	11,217,812
Elan Corp. PLC sponsored ADR (a)	162,200	1,172,706
Johnson & Johnson	729,021	42,057,221
Merck & Co., Inc.	1,096,800	31,313,640
Novo Nordisk AS Series B	96,600	5,183,115
Pfizer, Inc.	2,542,100	37,063,818
Schering-Plough Corp.	879,567	15,445,197
Shire PLC sponsored ADR	60,600	2,646,402
Valeant Pharmaceuticals International (a)(d)	219,500	4,763,150
Wyeth	871,300	37,439,761
XenoPort, Inc. (a)	24,500	639,940
		245,543,159
PROFESSIONAL SERVICES - 0.1%
Human Resource & Employment Services - 0.1%
Manpower, Inc.	90,700	2,581,322
Monster Worldwide, Inc. (a)	119,300	1,098,753
		3,680,075
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Diversified REITs - 0.2%
Vornado Realty Trust	102,300	$ 5,197,863
Office REITs - 0.0%
SL Green Realty Corp.	47,800	750,938
Retail REITs - 0.0%
Developers Diversified Realty Corp.	46,450	222,960
General Growth Properties, Inc.	217,700	141,505
		364,465
TOTAL REAL ESTATE INVESTMENT TRUSTS		6,313,266
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Real Estate Development - 0.0%
Forestar Group, Inc. (a)	105,362	1,174,786
ROAD & RAIL - 0.5%
Railroads - 0.5%
CSX Corp.	103,200	2,988,672
Union Pacific Corp.	307,300	13,456,667
		16,445,339
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.5%
Semiconductor Equipment - 4.2%
Applied Materials, Inc.	3,326,074	31,165,313
ASML Holding NV (NY Shares)	1,877,999	31,062,103
ATMI, Inc. (a)	275,000	3,715,250
Brooks Automation, Inc. (a)	1,118,000	5,109,260
Cymer, Inc. (a)	137,400	2,802,960
FEI Co. (a)	128,129	2,331,948
Globe Specialty Metals, Inc. (Reg. S) (a)	268,398	1,744,587
Inotera Memories, Inc. (a)	5,111,000	1,555,251
Lam Research Corp. (a)	67,000	1,354,070
Mattson Technology, Inc. (a)	246,522	241,592
MEMC Electronic Materials, Inc. (a)	27,700	376,720
Novellus Systems, Inc. (a)	745,449	10,279,742
Tokyo Electron Ltd.	789,100	28,925,574
Varian Semiconductor Equipment Associates, Inc. (a)	155,200	2,955,008
Verigy Ltd. (a)	553,000	4,595,430
		128,214,808
Semiconductors - 4.3%
Altera Corp.	608,100	9,352,578
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Analog Devices, Inc.	1,082,000	$ 21,618,360
Applied Micro Circuits Corp. (a)	101,000	404,000
Cirrus Logic, Inc. (a)	233,103	657,350
Integrated Device Technology, Inc. (a)	223,952	1,285,484
Linear Technology Corp. (d)	872,600	20,436,292
Marvell Technology Group Ltd. (a)	857,800	6,253,362
MediaTek, Inc.	600,000	4,298,824
Micron Technology, Inc. (a)	4,959,300	18,448,596
Monolithic Power Systems, Inc. (a)	114,029	1,385,452
NVIDIA Corp. (a)	399,700	3,177,615
Richtek Technology Corp.	321,000	1,172,545
Samsung Electronics Co. Ltd.	57,050	19,809,001
Silicon Laboratories, Inc. (a)	215,000	4,951,450
Taiwan Semiconductor Manufacturing Co. Ltd.	1,600,000	1,956,194
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,995,500	15,046,070
		130,253,173
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		258,467,981
SOFTWARE - 2.2%
Home Entertainment Software - 0.2%
Electronic Arts, Inc. (a)	79,000	1,219,760
Perfect World Co. Ltd. sponsored ADR Class B (a)(d)	348,554	5,162,085
		6,381,845
Systems Software - 2.0%
Microsoft Corp.	3,534,700	60,443,370
TOTAL SOFTWARE		66,825,215
SPECIALTY RETAIL - 1.7%
Apparel Retail - 0.6%
Ross Stores, Inc.	212,600	6,254,692
TJX Companies, Inc.	479,900	9,319,658
Urban Outfitters, Inc. (a)	118,800	1,850,904
Zumiez, Inc. (a)	225,500	1,612,325
		19,037,579
Home Improvement Retail - 0.7%
Home Depot, Inc.	288,600	6,213,558
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Home Improvement Retail - continued
Lowe's Companies, Inc.	790,800	$ 14,447,916
Sherwin-Williams Co.	49,400	2,358,850
		23,020,324
Specialty Stores - 0.4%
MarineMax, Inc. (a)	103,111	181,475
OfficeMax, Inc.	78,388	431,918
PetSmart, Inc.	205,500	3,857,235
Sally Beauty Holdings, Inc. (a)	99,600	471,108
Staples, Inc.	326,800	5,209,192
Tiffany & Co., Inc.	50,000	1,037,500
		11,188,428
TOTAL SPECIALTY RETAIL		53,246,331
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Apparel, Accessories & Luxury Goods - 0.3%
Carter's, Inc. (a)	221,300	3,759,887
LVMH Moet Hennessy - Louis Vuitton	19,200	1,052,222
Polo Ralph Lauren Corp. Class A	54,669	2,243,069
Ports Design Ltd.	687,000	694,812
VF Corp.	23,400	1,310,868
		9,060,858
Footwear - 0.2%
NIKE, Inc. Class B	103,700	4,692,425
TOTAL TEXTILES, APPAREL & LUXURY GOODS		13,753,283
TOBACCO - 1.0%
Tobacco - 1.0%
Altria Group, Inc.	245,300	4,057,262
British American Tobacco PLC sponsored ADR	291,099	16,039,555
Philip Morris International, Inc.	230,800	8,574,220
Souza Cruz Industria Comerico	30,000	601,293
		29,272,330
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Trading Companies & Distributors - 0.0%
GATX Corp.	24,900	600,090
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
American Tower Corp. Class A (a)	280,700	$ 8,516,438
Clearwire Corp. Class A (a)(d)	803,100	3,212,400
MetroPCS Communications, Inc. (a)	40,700	553,113
Sprint Nextel Corp. (a)	934,100	2,269,863
		14,551,814
TOTAL COMMON STOCKS (Cost $3,026,474,598)		2,913,556,828
Convertible Preferred Stocks - 0.3%

COMMERCIAL BANKS - 0.2%
Diversified Banks - 0.1%
Wells Fargo & Co. 7.50%	6,000	3,822,000
Regional Banks - 0.1%
Fifth Third Bancorp 8.50%	22,500	787,725
Huntington Bancshares, Inc. 8.50%	3,900	1,709,916
		2,497,641
TOTAL COMMERCIAL BANKS		6,319,641
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Specialized Finance - 0.0%
CIT Group, Inc. Series C, 8.75%	10,950	209,145
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	53,200	2,489,813
OIL, GAS & CONSUMABLE FUELS - 0.0%
Oil & Gas Exploration & Production - 0.0%
SandRidge Energy, Inc. 8.50% (a)(e)	10,200	1,009,086
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,744,819)		10,027,685
Nonconvertible Bonds - 0.0%
	Principal Amount	Value
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
Elan Finance PLC/Elan Finance Corp.:
6.1488% 11/15/11 (g)	$ 465,000	$ 344,100
7.75% 11/15/11	50,000	39,500
(Cost $376,283)		383,600
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 0.01% to 0.35% 2/5/09 to 4/2/09 (f) (Cost $8,799,518)	8,800,000	8,799,203
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.78% (b)	143,598,187	143,598,187
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	17,049,521	17,049,521
TOTAL MONEY MARKET FUNDS (Cost $160,647,708)		160,647,708
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $3,209,042,926)		3,093,415,024
NET OTHER ASSETS - (1.2)%		(36,681,547)
NET ASSETS - 100%		$ 3,056,733,477
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
733 CME E-mini S&P 500 Index Contracts	March 2009	$ 30,144,625	$ (88,042)

The face value of futures purchased as a percentage of net assets - 1.0%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,009,086 or 0.0% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $8,799,203.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 532,741
Fidelity Securities Lending Cash Central Fund	239,181
Total	$ 771,922
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 3,093,415,024	$ 2,981,769,007	$ 111,646,017	$ -
Other Financial Instruments*	$ (88,042)	$ (88,042)	$ -	$ -
* Other financial instruments include Futures Contracts.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	1.8%
Japan	1.5%
Netherlands	1.5%
Bermuda	1.3%
United Kingdom	1.0%
Others (individually less than 1%)	6.6%
100.0%
Income Tax Information
At January 31, 2009, the fund had a capital loss carryforward of approximately $153,920,706 all of which will expire on January 31, 2017.
The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $58,415,811 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2009
Assets
Investment in securities, at value (including securities loaned of $16,160,912) - See accompanying schedule: Unaffiliated issuers (cost $3,048,395,218)	$ 2,932,767,316
Fidelity Central Funds (cost $160,647,708)	160,647,708
Total Investments (cost $3,209,042,926)		$ 3,093,415,024
Receivable for investments sold		56,254,252
Receivable for fund shares sold		22,794,746
Dividends receivable		4,562,069
Interest receivable		6,885
Distributions receivable from Fidelity Central Funds		248,541
Prepaid expenses		23,595
Other receivables		7,043
Total assets		3,177,312,155

Liabilities
Payable to custodian bank	$ 358,847
Payable for investments purchased	100,117,810
Accrued management fee	1,434,306
Payable for daily variation on futures contracts	612,274
Other affiliated payables	773,543
Other payables and accrued expenses	232,377
Collateral on securities loaned, at value	17,049,521
Total liabilities		120,578,678

Net Assets		$ 3,056,733,477
Net Assets consist of:
Paid in capital		$ 3,444,243,832
Undistributed net investment income		1,085
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(271,743,180)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(115,768,260)
Net Assets, for 360,502,956 shares outstanding		$ 3,056,733,477
Net Asset Value, offering price and redemption price per share ($3,056,733,477 ÷ 360,502,956 shares)		$ 8.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period October 17, 2008 (commencement of operations) to January 31, 2009
Investment Income
Dividends		$ 15,856,901
Interest		16,409
Income from Fidelity Central Funds		771,922
Total income		16,645,232

Expenses
Management fee	$ 4,396,569
Transfer agent fees	2,559,035
Accounting and security lending fees	230,209
Custodian fees and expenses	101,393
Independent trustees' compensation	4,204
Registration fees	120,687
Audit	51,009
Legal	143
Miscellaneous	5,216
Total expenses before reductions	7,468,465
Expense reductions	(11,084)	7,457,381
Net investment income (loss)		9,187,851
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(269,503,937)
Foreign currency transactions	415,007
Futures contracts	(2,409,008)
Total net realized gain (loss)		(271,497,938)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,955)	(115,643,857)
Assets and liabilities in foreign currencies	(36,361)
Futures contracts	(88,042)
Total change in net unrealized appreciation (depreciation)		(115,768,260)
Net gain (loss)		(387,266,198)
Net increase (decrease) in net assets resulting from operations		$ (378,078,347)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period October 17, 2008 (commencement of operations) to January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,187,851
Net realized gain (loss)	(271,497,938)
Change in net unrealized appreciation (depreciation)	(115,768,260)
Net increase (decrease) in net assets resulting from operations	(378,078,347)
Distributions to shareholders from net investment income	(9,432,008)
Share transactions Proceeds from sales of shares	3,439,421,825
Reinvestment of distributions	9,432,008
Cost of shares redeemed	(4,610,001)
Net increase (decrease) in net assets resulting from share transactions	3,444,243,832
Total increase (decrease) in net assets	3,056,733,477

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,085)	$ 3,056,733,477
Other Information Shares
Sold	359,942,555
Issued in reinvestment of distributions	1,075,485
Redeemed	(515,084)
Net increase (decrease)	360,502,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Year ended January 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	(1.52)
Total from investment operations	(1.49)
Distributions from net investment income	(.03)
Net asset value, end of period	$ 8.48
Total Return B, C	(14.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	.95% A
Expenses net of fee waivers, if any	.95% A
Expenses net of all reductions	.95% A
Net investment income (loss)	1.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,056,733
Portfolio turnover rate F	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 17, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2009

1. Organization.

Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of January 31, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of each Fund's federal tax return. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carry-forwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Series Large Cap Value Fund	$ 2,248,865,610	$ 83,154,992	$ (255,382,839)	$ (172,227,847)
Fidelity Series All-Sector Equity Fund	3,269,025,096	140,333,779	(315,943,851)	(175,610,072)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

	Undistributed Ordinary Income	Capital Loss Carryforward
Fidelity Series Large Cap Value Fund	$ 22,110,731	$ -
Fidelity Series All-Sector Equity Fund	436,236	(153,920,706)

The tax character of distributions paid was as follows:

January 31, 2009	Ordinary Income
Fidelity Series Large Cap Value Fund	$ 5,971,115
Fidelity Series All-Sector Equity Fund	9,432,008

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying

Annual Report

4. Operating Policies - continued

Futures Contracts - continued

instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable Fund's Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable Fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Fund	3,543,491,682	1,411,498,881
Fidelity Series All-Sector Equity Fund	5,948,418,062	2,639,244,766

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee for each Fund is subject to a performance adjustment (up to a maximum of ±.20% of the each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative investment performance as compared to an appropriate benchmark index. Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund performance adjustment will not take effect until October, 2009. Subsequent months will be added until the performance period includes 36 months. For the period, each Fund's annualized management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total*
Fidelity Series Large Cap Value Fund	.30%	.26%	.56%
Fidelity Series All-Sector Equity Fund	.30%	.26%	.56%

* Annualized

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

% of Average Net Assets*
Fidelity Series Large Cap Value Fund	.27%
Fidelity Series All-Sector Equity Fund	.33%

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Large Cap Value Fund	$ 55,019
Fidelity Series All-Sector Equity Fund	114,581

Exchange-In-Kind. On October 17, 2008, certain investment companies managed by FMR or its affiliates purchased shares of the Fidelity Series All-Sector Equity Fund by transferring cash and securities with a value, including interest of $2,564,592,472 for 256,459,247 shares (each then valued at $10.00 per share) of the Fund. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

On December 5, 2008, certain investment companies managed by FMR or its affiliates purchased shares of the Fidelity Series Large Cap Value Fund by transferring cash and securities with a value, including interest of $1,000,000,000 for 100,603,622 shares (each then valued at $9.94 per share) of the Fund. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Central Funds. Net income from lending portfolio securities during the period amounted to:

Fidelity Series Large Cap Value Fund	$ 10,909
Fidelity Series All-Sector Equity Fund	239,181

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses.

All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody Expense Reduction

Fidelity Series Large Cap Value Fund	$ 4,389	$ 217
Fidelity Series All-Sector Equity Fund	7,043	4,041

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Fund	Affiliated %
Fidelity Series Large Cap Value	100%
Fidelity Series All-Sector Equity	100%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds) each a fund of Fidelity Devonshire Trust, as of January 31, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund as of January 31, 2009, the results of their operations, the changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 25, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity Series Large Cap Value Fund	03/16/09	03/13/09	$0.07
Fidelity Series All-Sector Equity Fund	03/16/09	03/13/09	$0.002

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Large Cap Value Fund	0.77%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Series Large Cap Value Fund	66%
Fidelity Series All-Sector Equity Fund	98%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Large Cap Value Fund	100%
Fidelity Series All-Sector Equity Fund	100%

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Large Cap Value Fund
Fidelity Series All-Sector Equity Fund

On September 17, 2008, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of each fund's investment personnel and each fund's investment objective and discipline.

Resources Dedicated to Investment Management and Support Services. The Board considered the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Administrative Services. The Board considered the nature, extent, quality and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles.

Investment Performance. Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund are new funds and therefore had no historical performance for the Board to review at the time it approved the funds' Advisory Contracts. Once the funds have been in operation for at least one calendar year, the Board will review each fund's absolute investment performance, as well as each fund's relative investment performance measured against a broad-based securities market index.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's proposed management fee and projected total operating expenses in reviewing the Advisory Contracts. The Board noted that each fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that each fund's management fee and projected total expenses were fair and reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Each fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of each fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets managed by FMR increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

Annual Report

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY
Series Large Cap Value Fund

The Northern Trust Company

Chicago, IL
Series All-Sector Equity Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

DLF-ANN-0309
1.873097.100

Fidelity®
Telecom and Utilities
Fund
(formerly Fidelity Utilities Fund)

Annual Report

January 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The stresses on the world's capital markets have shown few signs of abating thus far in 2009. Although government programs may eventually rekindle economic growth, corporate earnings are still weaker than we would like to see them, and the valuations of many securities remain at historically low levels. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity® Telcom and Utilities Fund	-32.68%	3.25%	-1.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Telecom and Utilities Fund on January 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Telecom and Utilities Fund

The U.S. equity markets stumbled badly during the 12 months ending January 31, 2009, as slumping home values and severely limited credit availability slowed global economic activity substantially. Even as energy prices slid from their mid-year highs, consumers braced for a recession and tightened their purse strings. Beginning in September, several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board in turn lowered the federal funds target rate five times, leaving it in a range of 0.00% to 0.25% by period end. Despite government interventions, including a $700 billion rescue package for the financial industry, the stock market continued to perform erratically. Amid this backdrop, the U.S. economy - as measured by gross domestic product (GDP) - experienced the biggest quarterly drop since 1982 in the fourth quarter of 2008. During the 12-month period, the Standard & Poor's 500SM Index slid 38.63%, with all 10 sectors in the S&P 500® turning in negative performance. The Dow Jones Industrial AverageSM fell 34.90% for the year, while the technology-heavy NASDAQ Composite® Index fell 37.68%. By comparison, the global equity markets fared even worse with the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbling 43.64%.

For the year, the fund declined 32.68%, underperforming the -26.47% return of the Russell 3000® Utilities Index. Unsuccessful security selection and an underweighting in multi-utilities hurt the most, followed by poor stock picks among electric utilities, although this was partially offset by overweighting that outperforming group. Unfavorable stock selection and market weighting decisions within independent power/energy trade and alternative carriers dampened performance further. Underweighting wireless telecommunication services and oil/gas storage and transport helped, as did a modest cash position. Detractors included alternative telecom carrier Level 3 Communications, Maryland-based independent power producer Constellation Energy, and underweighting Atlanta-based electric utility and major index component Southern Company. Houston-based oil and gas storage/transport company Spectra Energy and electric utility Progress Energy - headquartered in North Carolina - contributed. Some stocks mentioned here were not held at period end.

Note to shareholders: Effective January 16, 2009, the fund's name was changed to Fidelity Telecom and Utilities Fund to better reflect its investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 to January 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During Period* August 1, 2008 to January 31, 2009
Actual	.60%	$ 1,000.00	$ 734.70	$ 2.62
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,022.12	$ 3.05

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.4	19.7
Verizon Communications, Inc.	14.5	10.5
Exelon Corp.	5.7	5.2
FirstEnergy Corp.	5.3	5.0
Progress Energy, Inc.	4.1	0.0
American Electric Power Co., Inc.	4.0	2.6
PPL Corp.	3.4	5.3
Public Service Enterprise Group, Inc.	3.4	2.2
Entergy Corp.	2.8	3.2
Sempra Energy	2.6	3.5
	66.2
Top Five Industries as of January 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	37.0	31.7
Diversified Telecommunication Services	36.5	33.2
Multi-Utilities	15.5	7.7
Independent Power Producers & Energy Traders	4.3	7.7
Wireless Telecommunication Services	2.4	1.0
Asset Allocation (% of fund's net assets)
As of January 31, 2009 *		As of July 31, 2008 **
	Stocks 97.9%		Stocks 92.5%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 7.5%
* Foreign investments	0.0%	** Foreign investments	1.0%

Annual Report

Investments January 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Southern Union Co.	169,500	$ 2,185
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Hicks Acquisition Co. I, Inc. unit (a)	202,100	1,863
TELECOMMUNICATION SERVICES - 38.7%
Diversified Telecommunication Services - 36.5%
AT&T, Inc. (d)	6,162,563	151,724
Qwest Communications International, Inc. (d)	3,594,300	11,574
Verizon Communications, Inc.	3,607,841	107,766
		271,064
Wireless Telecommunication Services - 2.2%
MetroPCS Communications, Inc. (a)(d)	233,500	3,173
NII Holdings, Inc. (a)	324,600	6,297
Sprint Nextel Corp. (a)	2,850,100	6,926
		16,396
TOTAL TELECOMMUNICATION SERVICES		287,460
UTILITIES - 58.7%
Electric Utilities - 37.0%
Allegheny Energy, Inc.	449,600	14,945
American Electric Power Co., Inc.	950,700	29,804
DPL, Inc.	175,300	3,778
Edison International	340,000	11,074
Entergy Corp.	274,102	20,930
Exelon Corp.	779,809	42,281
FirstEnergy Corp.	783,000	39,142
FPL Group, Inc.	284,000	14,640
Northeast Utilities	314,400	7,483
NV Energy, Inc.	563,400	6,045
Pepco Holdings, Inc.	633,500	11,283
Pinnacle West Capital Corp.	223,600	7,484
PPL Corp.	832,627	25,528
Progress Energy, Inc.	781,838	30,273
Southern Co.	212,100	7,095
Westar Energy, Inc.	143,728	2,886
		274,671
Gas Utilities - 1.9%
AGL Resources, Inc.	151,771	4,679
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - continued
Nicor, Inc.	91,600	$ 3,134
Questar Corp.	176,700	6,004
Southwest Gas Corp.	11,700	301
		14,118
Independent Power Producers & Energy Traders - 4.3%
AES Corp. (a)	840,400	6,648
Calpine Corp. (a)	300,309	2,225
Constellation Energy Group, Inc.	525,200	13,813
Mirant Corp. (a)	522,800	8,976
		31,662
Multi-Utilities - 15.5%
CMS Energy Corp.	813,500	9,559
Dominion Resources, Inc.	216,900	7,631
NiSource, Inc.	743,100	7,193
OGE Energy Corp.	173,689	4,287
PG&E Corp.	487,200	18,840
Public Service Enterprise Group, Inc.	807,744	25,500
Sempra Energy	449,400	19,702
Wisconsin Energy Corp.	185,000	8,247
Xcel Energy, Inc. (d)	791,400	14,609
		115,568
TOTAL UTILITIES		436,019
TOTAL COMMON STOCKS (Cost $926,393)		727,527
Convertible Bonds - 0.2%
Principal Amount (000s)
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
NII Holdings, Inc. 3.125% 6/15/12 (Cost $1,502)	$ 2,580	1,706
Money Market Funds - 4.8%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.78% (b)	4,754,740	$ 4,755
Fidelity Securities Lending Cash Central Fund, 0.71% (b)(c)	30,743,414	30,743
TOTAL MONEY MARKET FUNDS (Cost $35,498)		35,498
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $963,393)		764,731
NET OTHER ASSETS - (2.9)%		(21,610)
NET ASSETS - 100%		$ 743,121
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 474
Fidelity Securities Lending Cash Central Fund	241
Total	$ 715
Other Information

The following is a summary of the inputs used, as of January 31, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 764,731	$ 763,025	$ 1,706	$ -
Income Tax Information

At January 31, 2009, the fund had a capital loss carryforward of approximately $334,493,000 of which $190,886,000 $11,065,000, and $132,542,000 will expire on January 31, 2011 2012 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending January 31, 2010 approximately $27,018,000 of losses recognized during the period November 1, 2008 to January 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2009

Assets
Investment in securities, at value (including securities loaned of $29,557) - See accompanying schedule: Unaffiliated issuers (cost $927,895)	$ 729,233
Fidelity Central Funds (cost $35,498)	35,498
Total Investments (cost $963,393)		$ 764,731
Receivable for investments sold		20,086
Receivable for fund shares sold		778
Dividends receivable		5,027
Interest receivable		10
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		8
Other receivables		20
Total assets		790,679

Liabilities
Payable for investments purchased	$ 14,994
Payable for fund shares redeemed	1,407
Accrued management fee	134
Other affiliated payables	211
Other payables and accrued expenses	69
Collateral on securities loaned, at value	30,743
Total liabilities		47,558

Net Assets		$ 743,121
Net Assets consist of:
Paid in capital		$ 1,323,696
Undistributed net investment income		2,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(384,911)
Net unrealized appreciation (depreciation) on investments		(198,662)
Net Assets, for 59,794 shares outstanding		$ 743,121
Net Asset Value, offering price and redemption price per share ($743,121 ÷ 59,794 shares)		$ 12.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2009

Investment Income
Dividends		$ 33,638
Interest		76
Income from Fidelity Central Funds		715
Total income		34,429

Expenses
Management fee Basic fee	$ 4,547
Performance adjustment	180
Transfer agent fees	2,339
Accounting and security lending fees	337
Custodian fees and expenses	23
Independent trustees' compensation	5
Depreciation in deferred trustee compensation account	(2)
Registration fees	27
Audit	57
Legal	13
Interest	1
Miscellaneous	69
Total expenses before reductions	7,596
Expense reductions	(11)	7,585
Net investment income (loss)		26,844
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(153,243)
Foreign currency transactions	(17)
Total net realized gain (loss)		(153,260)
Change in net unrealized appreciation (depreciation) on investment securities		(242,314)
Net gain (loss)		(395,574)
Net increase (decrease) in net assets resulting from operations		$ (368,730)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2009	Year ended January 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,844	$ 25,574
Net realized gain (loss)	(153,260)	158,455
Change in net unrealized appreciation (depreciation)	(242,314)	(143,736)
Net increase (decrease) in net assets resulting from operations	(368,730)	40,293
Distributions to shareholders from net investment income	(25,624)	(28,120)
Share transactions Proceeds from sales of shares	144,603	637,065
Reinvestment of distributions	23,196	25,789
Cost of shares redeemed	(262,839)	(1,077,520)
Net increase (decrease) in net assets resulting from share transactions	(95,040)	(414,666)
Total increase (decrease) in net assets	(489,394)	(402,493)

Net Assets
Beginning of period	1,232,515	1,635,008
End of period (including undistributed net investment income of $2,998 and undistributed net investment income of $1,887, respectively)	$ 743,121	$ 1,232,515
Other Information Shares
Sold	9,693	30,728
Issued in reinvestment of distributions	1,546	1,227
Redeemed	(16,303)	(51,842)
Net increase (decrease)	(5,064)	(19,887)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.00	$ 19.29	$ 15.44	$ 13.28	$ 11.73
Income from Investment Operations
Net investment income (loss) B	.44	.32	.33	.22	.30 E
Net realized and unrealized gain (loss)	(6.58)	(.24) F	3.77	2.20	1.54
Total from investment operations	(6.14)	.08	4.10	2.42	1.84
Distributions from net investment income	(.43)	(.37)	(.25)	(.26)	(.29)
Net asset value, end of period	$ 12.43	$ 19.00	$ 19.29	$ 15.44	$ 13.28
Total Return A	(32.68)%	.24%	26.77%	18.37%	15.85%
Ratios to Average Net Assets C, G
Expenses before reductions	.77%	.82%	.85%	.87%	.89%
Expenses net of fee waivers, if any	.77%	.82%	.85%	.87%	.89%
Expenses net of all reductions	.77%	.82%	.84%	.84%	.85%
Net investment income (loss)	2.72%	1.56%	1.92%	1.54%	2.49% E
Supplemental Data D
Net assets, end of period (in millions)	$ 743	$ 1,233	$ 1,635	$ 1,029	$ 937
Portfolio turnover rate	110%	56%	104%	66%	57%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.48%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Telecom and Utilities Fund (the Fund) (formerly Fidelity Utilities Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of January 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,563
Unrealized depreciation	(226,581)
Net unrealized appreciation (depreciation)	(222,018)
Undistributed ordinary income	2,974
Capital loss carryforward	(334,493)

Cost for federal income tax purposes	$ 986,749

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2009	January 31, 2008
Ordinary Income	25,624	$ 28,120

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,064,586 and $1,137,951, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,871	2.48%	$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $241.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $5.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's

Annual Report

10. Other - continued

domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $81, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Telecom and Utilities Fund (formerly Fidelity Utilities Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Telecom and Utilities Fund (formerly Fidelity Utilities Fund) (a fund of Fidelity Devonshire Trust) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Telecom and Utilities Fund's (formerly Fidelity Utilities Fund) management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of .26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100%, of the dividends distributed in April, July, October and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	19,168,714,035.81	95.156
Withheld	975,735,597.80	4.844
TOTAL	20,144,449,633.61	100.000
Dennis J. Dirks
Affirmative	19,240,086,030.73	95.511
Withheld	904,363,602.88	4.489
TOTAL	20,144,449,633.61	100.000
Edward C. Johnson 3d
Affirmative	19,112,872,629.50	94.879
Withheld	1,031,577,004.11	5.121
TOTAL	20,144,449,633.61	100.000
Alan J. Lacy
Affirmative	19,235,726,089.08	95.489
Withheld	908,723,544.53	4.511
TOTAL	20,144,449,633.61	100.000
Ned C. Lautenbach
Affirmative	19,222,897,529.62	95.425
Withheld	921,552,103.99	4.575
TOTAL	20,144,449,633.61	100.000
Joseph Mauriello
Affirmative	19,230,998,021.17	95.465
Withheld	913,451,612.44	4.535
TOTAL	20,144,449,633.61	100.000
Cornelia M. Small
Affirmative	19,230,719,307.28	95.464
Withheld	913,730,326.33	4.536
TOTAL	20,144,449,633.61	100.000
William S. Stavropoulos
Affirmative	19,176,025,996.91	95.193
Withheld	968,423,636.70	4.807
TOTAL	20,144,449,633.61	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	19,235,961,520.61	95.490
Withheld	908,488,113.00	4.510
TOTAL	20,144,449,633.61	100.000
Michael E. Wiley
Affirmative	19,227,633,661.54	95.449
Withheld	916,815,972.07	4.551
TOTAL	20,144,449,633.61	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	14,638,958,851.46	72.670
Against	4,052,976,662.82	20.120
Abstain	994,605,492.84	4.937
Broker Non-Votes	457,908,626.49	2.273
TOTAL	20,144,449,633.61	100.000
PROPOSAL 3

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	194,619,577.97	27.142
Against	429,417,468.23	59.889
Abstain	50,356,605.36	7.022
Broker Non-Votes	42,635,425.79	5.947
TOTAL	717,029,077.35	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment
Advisors

FIL Investment
Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

UIF-UANN-0309
1.789258.106

Item 2. Code of Ethics

As of the end of the period, January 31, 2009, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2009 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$41,000	$-	$5,600	$-
Fidelity Series Large Cap Value Fund	$29,000	$-	$4,500	$-

January 31, 2008 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$-	$-	$-	$-
Fidelity Series Large Cap Value Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund commenced operations on October 17, 2008 and October 24, 2008, respectively.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Large Cap Growth Fund, Fidelity Large Cap Value Fund, Fidelity Mid Cap Growth Fund, Fidelity Mid Cap Value Fund and Fidelity Telecom and Utilities Fund (the "Funds"):

Services Billed by PwC

January 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$200,000	$-	$6,700	$21,800
Fidelity Large Cap Growth Fund	$48,000	$-	$3,200	$1,600
Fidelity Large Cap Value Fund	$50,000	$-	$3,200	$2,600
Fidelity Mid Cap Growth Fund	$48,000	$-	$3,200	$1,700
Fidelity Mid Cap Value Fund	$49,000	$-	$3,200	$2,000
Fidelity Telecom and Utilities Fund	$52,000	$-	$3,200	$2,300

January 31, 2008 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$221,000	$-	$3,900	$18,800
Fidelity Large Cap Growth Fund	$49,000	$-	$3,200	$1,100
Fidelity Large Cap Value Fund	$52,000	$-	$3,200	$1,900
Fidelity Mid Cap Growth Fund	$50,000	$-	$3,200	$1,300
Fidelity Mid Cap Value Fund	$51,000	$-	$3,200	$1,500
Fidelity Telecom and Utilities Fund	$54,000	$-	$3,200	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2009A,B	January 31, 2008A,B
Audit-Related Fees	$815,000	$-
Tax Fees	$2,000	$-
All Other Fees	$445,000	$485,000

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity Series All-Sector Equity Fund's and Fidelity Series Large Cap Value Fund's commencement of operations.

Services Billed by PwC

	January 31, 2009A	January 31, 2008A,B
Audit-Related Fees	$2,525,000	$220,000
Tax Fees	$2,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2009 A	January 31, 2008 A
PwC	$3,000,000	$1,560,000
Deloitte Entities	$1,485,000B	$670,000B

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity Series All-Sector Equity Fund's and Fidelity Series Large Cap Value Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 30, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 30, 2009